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                                                               EXECUTION COPY


                     HEADLANDS MORTGAGE SECURITIES INC.,
                                   Sponsor,

                         HEADLANDS MORTGAGE COMPANY,
                                  Servicer,

                   HEADLANDS HOME EQUITY LOAN TRUST 1997-1,
                                   Issuer,

                                     and

                     THE FIRST NATIONAL BANK OF CHICAGO,
                              Indenture Trustee

                           -----------------------

                         SALE AND SERVICING AGREEMENT

                          Dated as of August 1, 1997

                            ----------------------


                Revolving Home Equity Loan Asset-Backed Notes

                                Series 1997-1



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                              TABLE OF CONTENTS

                                                                            Page
     ----
ARTICLE I DEFINITIONS .....................................................   1
  SECTION 1.01.  DEFINITIONS...............................................   1
  SECTION 1.02.  OTHER DEFINITIONAL PROVISIONS.............................  19
  SECTION 1.03.  INTEREST CALCULATIONS.....................................  20

ARTICLE II CONVEYANCE OF HELOCS; ORIGINAL ISSUANCE OF NOTES;
              TAX TREATMENT................................................  20
  SECTION 2.01.  CONVEYANCE OF HELOCS; RETENTION OF OBLIGATION
                    TO FUND ADVANCES UNDER CREDIT LINE AGREEMENTS..........  20
  SECTION 2.02.  FURTHER ENCUMBRANCE OF TRUST PROPERTY.....................  23
  SECTION 2.03.  ACCEPTANCE BY INDENTURE TRUSTEE; RETRANSFER OF HELOCS.....  24
  SECTION 2.04.  REPRESENTATIONS AND WARRANTIES REGARDING THE SERVICER
                    AND THE SPONSOR........................................  26
  SECTION 2.05.  REPRESENTATIONS AND WARRANTIES OF THE SPONSOR REGARDING
                    THE HELOCS; RETRANSFER OF CERTAIN HELOCS...............  28
  SECTION 2.06.  COVENANTS OF THE SPONSOR..................................  33
  SECTION 2.07.  RETRANSFERS OF HELOCS AT ELECTION OF SPONSOR..............  34
  SECTION 2.08.  EXECUTION AND AUTHENTICATION OF NOTES.....................  35
  SECTION 2.09.  TAX TREATMENT.............................................  35
  SECTION 2.10.  CONVEYANCE OF THE SUBSEQUENT HELOCS.......................  35

ARTICLE III ADMINISTRATION AND SERVICING OF HELOCS.........................  37
  SECTION 3.01.  THE SERVICER..............................................  37
  SECTION 3.02.  COLLECTION OF CERTAIN HELOCS PAYMENTS.....................  39
  SECTION 3.03.  WITHDRAWALS FROM THE COLLECTION ACCOUNT...................  41
  SECTION 3.04.  MAINTENANCE OF HAZARD INSURANCE; PROPERTY PROTECTION
                    EXPENSES...............................................  41
  SECTION 3.05.  ASSUMPTION AND MODIFICATION AGREEMENTS....................  42
  SECTION 3.06.  REALIZATION UPON DEFAULTED HELOCS; REPURCHASE OF CERTAIN
                    HELOCS.................................................  42
  SECTION 3.07.  INDENTURE TRUSTEE TO COOPERATE............................  43
  SECTION 3.08.  SERVICING COMPENSATION; PAYMENT OF CERTAIN EXPENSES
                    BY SERVICER............................................  44
  SECTION 3.09.  ANNUAL STATEMENT AS TO COMPLIANCE.........................  44
  SECTION 3.10.  ANNUAL SERVICING REPORT...................................  45
  SECTION 3.11.  ANNUAL OPINION OF COUNSEL.................................  45
  SECTION 3.12.  ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING
                    THE HELOCS.............................................  45
  SECTION 3.13.  MAINTENANCE OF CERTAIN SERVICING INSURANCE POLICIES.......  45
  SECTION 3.14.  REPORTS TO THE SECURITIES AND EXCHANGE COMMISSION.........  46
  SECTION 3.15.  TAX RETURNS...............................................  46
  SECTION 3.16.  INFORMATION REQUIRED BY THE INTERNAL REVENUE SERVICE
                    GENERALLY AND REPORTS OF FORECLOSURES AND ABANDONMENTS
                    OF MORTGAGED PROPERTY..................................  46

ARTICLE IV SERVICING CERTIFICATE...........................................  47
  SECTION 4.01.  SERVICING CERTIFICATE.....................................  47

  SECTION 4.02.  CLAIMS UPON THE POLICY....................................  49
  SECTION 4.03.  SPREAD ACCOUNT............................................  50
  SECTION 4.04.  EFFECT OF PAYMENTS BY THE CREDIT ENHANCER; SUBROGATION....  51

                                      i

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ARTICLE V THE SERVICER AND THE SPONSOR.....................................  51
  SECTION 5.01.  LIABILITY OF THE SERVICER AND THE SPONSOR.................  51
  SECTION 5.02.  MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE
                    OBLIGATIONS OF, THE SERVICER OR THE SPONSOR............  51
  SECTION 5.03.  LIMITATION ON LIABILITY OF THE SERVICER AND OTHERS........  52
  SECTION 5.04.  SERVICER NOT TO RESIGN....................................  52
  SECTION 5.05.  DELEGATION OF DUTIES......................................  53
  SECTION 5.06.  INDEMNIFICATION OF THE TRUST BY THE SERVICER..............  53
  SECTION 5.07.  INDEMNIFICATION OF THE TRUST BY THE SPONSOR...............  53
  SECTION 5.08.  LIMITATION ON LIABILITY OF THE SPONSOR....................  54

ARTICLE VI SERVICING TERMINATION...........................................  54
  SECTION 6.01.  EVENTS OF SERVICING TERMINATION...........................  54
  SECTION 6.02.  INDENTURE TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR........  56
  SECTION 6.03.  NOTIFICATION TO SECURITYHOLDERS...........................  57

ARTICLE VII TERMINATION....................................................  57
  SECTION 7.01.  TERMINATION...............................................  57

ARTICLE VIII ADMINISTRATIVE DUTIES OF THE SERVICER.........................  58
  SECTION 8.01.  ADMINISTRATIVE DUTIES.....................................  58
  SECTION 8.02.  RECORDS...................................................  60
  SECTION 8.03.  ADDITIONAL INFORMATION TO BE FURNISHED TO THE ISSUER......  60

ARTICLE IX MISCELLANEOUS PROVISIONS........................................  60
  SECTION 9.01.  AMENDMENT.................................................  60
  SECTION 9.02.  RECORDATION OF AGREEMENT..................................  62
  SECTION 9.03.  LIMITATION ON RIGHTS OF NOTEHOLDERS.......................  62
  SECTION 9.04.  GOVERNING LAW.............................................  63
  SECTION 9.05.  NOTICES...................................................  63
  SECTION 9.06.  SEVERABILITY OF PROVISIONS................................  63
  SECTION 9.07.  ASSIGNMENT................................................  63
  SECTION 9.08.  THIRD-PARTY BENEFICIARIES.................................  63
  SECTION 9.09.  COUNTERPARTS..............................................  63
  SECTION 9.10.  EFFECT OF HEADINGS AND TABLE OF CONTENTS..................  64
  SECTION 9.11.  INSURANCE AGREEMENT.......................................  64
  SECTION 9.12.  NONPETITION COVENANT......................................  64

EXHIBITS

EXHIBIT A - HELOC SCHEDULE................................................. A-1

EXHIBIT B - FORM OF OPINION OF COUNSEL..................................... B-1

EXHIBIT C - OFFICER'S CERTIFICATES......................................... C-1


EXHIBIT D - FORM OF CREDIT LINE AGREEMENT.................................. D-1

                                      ii


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SALE AND SERVICING AGREEMENT, dated as of August 1, 1997, among HEADLANDS HOME
EQUITY LOAN TRUST 1997-1, a Delaware business trust (the "Issuer"), HEADLANDS MORTGAGE SECURITIES INC., a Delaware corporation (the "Sponsor"), HEADLANDS MORTGAGE COMPANY, a California corporation (the "Servicer"), and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association (the "Indenture Trustee")

                  WHEREAS, the Issuer desires to purchase a portfolio of Initial HELOCs arising in connection with Loan Agreements acquired by Headlands Mortgage Company;

                  WHEREAS, the Sponsor has purchased such HELOCs from Headlands Mortgage Company and is willing to sell such HELOCs to the Issuer;

                  WHEREAS, the Issuer desires to purchase Subsequent HELOCs arising in connection with Loan Agreements to be acquired by Headlands Mortgage Company;

                  WHEREAS, the Sponsor has an agreement to purchase such Subsequent HELOCs from Headlands Mortgage Company and is willing to sell such Subsequent HELOCs to the Issuer;

                  WHEREAS, the Servicer is willing to service all such HELOCs;

                  NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, the parties hereto agree as follows:

                                  ARTICLE I

                                 Definitions

     Section 1.01. Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

     Accelerated Principal Distribution Amount: With respect to any Distribution Date, the amount, if any, required to reduce the Class A Note Principal Balance (after giving effect to the distribution of all other amounts actually distributed on the Class A Notes on such Distribution Date) so that the Invested Amount (immediately following such Distribution Date) exceeds the Class A Note Principal Balance (as so reduced) by the Required Overcollateralization Amount.

     Additional Balance: As to any HELOC and day, the aggregate amount of all Draws conveyed to the Trust pursuant to Section 2.01.

     Adjustment Date: With respect to any HELOC and Interest Period, the second LIBOR Business Day preceding the first day of such Interest Period.

     Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through

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ownership of voting securities, by contract or otherwise and "controlling" and
"controlled" shall have meanings correlative to the foregoing.

     Agreement: This Sale and Servicing Agreement and all amendments hereof and supplements hereto.

     Alternative Principal Payment: As to any Distribution Date, the amount (but not less than zero) equal to Principal Collections for such Distribution Date less the aggregate of Draws under the Credit Line Agreements during the related Collection Period.

     Appraised Value: As to any Mortgaged Property, the value established by either a full appraisal or a drive by inspection of such Mortgaged Property made to establish compliance with the underwriting criteria then in effect in connection with the application for the HELOC secured by such Mortgaged Property.

     Asset Balance: As to any HELOC, other than a Liquidated HELOC, and day, the related Cut-Off Date Asset Balance, plus (i) any Additional Balances minus
(ii) all collections credited as principal against the Asset Balance of any such HELOC in accordance with the related Loan Agreement. For purposes of this definition, a Liquidated HELOC shall be deemed to have an Asset Balance equal to the Asset Balance of the related HELOC immediately prior to the final recovery of related Liquidation Proceeds and an Asset Balance of zero thereafter.

     Assignment of Mortgage: With respect to any Mortgage, an assignment, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect the sale of the Mortgage to the Indenture Trustee, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the HELOCs secured by Mortgaged Properties located in the same jurisdiction.

     Basic Documents: This Agreement, the Purchase Agreement, the Indenture, the Trust Agreement, the Insurance Agreement, the Indemnification Agreement and other documents delivered in connection therewith.

     BIF: The Bank Insurance Fund, as from time to time constituted, created under the Financial Institutions Reform, Recovery and Enhancement Act of 1989, or if at any time after the execution of this instrument the Bank Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

     Billing Cycle: With respect to any HELOC and Collection Period, the billing period specified in the related Loan Agreement and with respect to which amounts billed are received during such Collection Period.

     Book-Entry Note: means a beneficial interest in a note, ownerships and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.9 of the Indenture.

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     Business Day:  Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, California, Delaware or the State in which the Corporate Trust Office is located are required or authorized by law to be closed.

     Certificate Principal Balance: As of any date of determination, the amount equal to (i) the Pool Balance at the end of the day next preceding such date of determination plus (ii) the amount of Principal Collections on deposit in the Funding Account, minus (iii) the Invested Amount.

     Certificateholder: The Holder of the Certificates, which shall initially be Headlands Mortgage Securities Inc.

     Certificateholders' Collections: As to any period, the sum of Certificateholders' Interest Collections and Certificateholders' Principal Collections for such period.

     Certificateholders' Interest: As of any Distribution Date, the excess, if any of (x) the Trust Collateral Value as of such Distribution Date over (y) the Invested Amount as of such Distribution Date (after taking into account reductions therein on such Distribution Date).

     Certificateholders' Interest Collections: Interest Collections that are not Noteholders' Interest Collections.

     Certificateholders' Principal Collections: On any Distribution Date, Principal Collections received during the related Collection Period minus the amount of such Principal Collections required to be distributed to Class A Noteholders pursuant to Section 8.3(b) of the Indenture or required to be deposited to the Funding Account pursuant to Section 8.7 of the Indenture.

     Certificateholders' Subordinated Amount: At the time of reference thereto, $3,859,110.37 less the sum of (i) the aggregate amount of Certificateholders' Collections previously applied pursuant to Section 8.3(c) of the Indenture and
(ii) the aggregate amount of Loss Amounts that have previously been reallocated to the Certificate Principal Balance pursuant to the second sentence of Section 8.3(c) of the Indenture; provided that the Certificate Subordinated Amount shall not be less than zero.

     Certificates:  As defined in the Trust Agreement.

     Class A Note: Any Class A Note executed and authenticated by the Indenture Trustee.

     Class A Note Interest: With respect to any Distribution Date, interest for the related Interest Period at the applicable Class A Note Rate on the Class A Note Principal Balance as of the first day of such Interest Period (after giving effect to the distributions made on the first day of such Interest Period).


     Class A Note Principal Balance: With respect to any Distribution Date, (a) the Original Class A Note Principal Balance less (b) the aggregate of amounts actually distributed as principal on the Class A Notes.

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     Class A Note Rate:  With respect to the first Interest Period, 5.805 %, and for any subsequent Interest Period, the sum of (a) LIBOR as of the second LIBOR Business Day prior to the first day of such Interest Period and (b) .18%; provided, however, that in no event shall the Class A Note Rate with respect to any Interest Period exceed the Maximum Rate for such Interest Period.

     Class A Noteholder:  The Holder of a Class A Note.

     Class S Note: Any Class S Note executed and authenticated by the Indenture Trustee.

     Class S Note Interest: With respect to any Distribution Date, interest for the related Interest Period at the Class S Note Rate on the Class S Notional Amount as of the first day of such Interest Period (after giving effect to distributions made on the first day of such Interest Period).

     Class S Note Rate:  1.25%.

     Class S Noteholder:  The Holder of a Class S Note.

     Class S Notional Amount: With respect to any Distribution Date, the Class A Note Principal Balance for such Distribution Date (before giving effect to distributions made on such Distribution Date).

     Closing Date:  August 21, 1997.

     Code: The Internal Revenue Code of 1986, as the same may be amended from time to time (or any successor statute thereto).

     Collection Account: The custodial account or accounts created and maintained for the benefit of the Noteholders and the Credit Enhancer pursuant to Section 3.02(b). The Collection Account shall be an Eligible Account.

     Collection Period: With respect to any Distribution Date and any HELOC, the calendar month preceding such Distribution Date.

     Combined Loan-to-Value Ratio: With respect to any HELOC as of any date, the percentage equivalent of the fraction, the numerator of which is the sum of
(i) the Credit Limit and (ii) the outstanding principal balance as of the date of execution of the related original Credit Line Agreement (or any subsequent date as of which such outstanding principal balance may be determined in connection with an increase in the Credit Limit for such HELOC) of any mortgage loan or mortgage loans that are senior or equal in priority to the HELOC and that is or are secured by the same Mortgaged Property and the denominator of which is the Appraised Value of the related Mortgaged Property.


     Company: Headlands Mortgage Company, a closely-held California corporation and any successor thereto.

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     Corporate Trust Office:  The principal corporate trust office of the
Indenture Trustee at which, at any particular time, its corporate trust business shall be administered, which office at the date hereof is located at One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Corporate Trust Services Division, except if the place of payment of any Note is New York City, then such term shall mean the office or agency of the Indenture Trustee in the Borough of Manhattan, the City of New York, which office at the date hereof is located at First Chicago Trust Company of New York, 14 Wall Street, Eighth Floor, New York, New York 10005.

     Credit Enhancement Draw Amount: As to any Distribution Date, an amount equal to the sum of (1) the amount by which (a) the amount to be distributed to Noteholders pursuant to Sections 8.3(a)(i) and 8.3(a)(ii) of the Indenture exceeds (b) the sum of (i) the amount of Noteholders' Interest Collections on deposit in the Collection Account on the Business Day preceding such Distribution Date that is available to be applied therefor, (ii) the amount transferred to the Collection Account from the Deferred Interest Account pursuant to Section 8.8 of the Indenture, and (iii) any amount transferred from the Spread Account to the Collection Account pursuant to Section 4.03, all after giving effect to the allocation of Certificateholders' Interest and Principal Collections in accordance with Section 8.3(c) of the Indenture, (2) the Guaranteed Principal Distribution Amount and (3) any Preference Claim for such Distribution Date.

     Credit Enhancer: Capital Markets Assurance Corporation, a New York monoline stock insurance company.

     Credit Enhancer Default: The failure by the Credit Enhancer to make a payment required under the Policy in accordance with the terms thereof.

     Credit Limit: As to any HELOC, the maximum Asset Balance permitted under the terms of the related Credit Line Agreement.

     Credit Limit Utilization Rate: As to any HELOC, the percentage equivalent of a fraction the numerator of which is the Cut-Off Date Asset Balance for such HELOC and the denominator of which is the related Credit Limit.

     Credit Line Agreement: With respect to any HELOC, the related credit line account agreement and promissory note executed by the related Mortgagor and any amendment or modification thereof.

     Custodial Agreement: Any Custodial Agreement between any Custodian and the Indenture Trustee, which is reasonably acceptable in form and substance to the Credit Enhancer, relating to the custody of the HELOCs and the Related Documents.


     Custodian: Any custodian acceptable to the Credit Enhancer and appointed by the Indenture Trustee under a Custodial Agreement to maintain all or a portion of the Mortgage Files pursuant to Section 2.01.

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     Cut-Off Date:  With respect to each Initial HELOC, July 31, 1997 and with respect to each Subsequent HELOC, the date on which such Subsequent HELOC was transferred to the Trust.

     Cut-Off Date Asset Balance: With respect to any HELOC, the unpaid principal balance thereof as of the Cut-Off Date.

     Cut-Off Date Pool Balance: The Pool Balance calculated as of the applicable Cut-Off Date.

     Defective HELOC: A HELOC subject to retransfer pursuant to Section 2.03 or 2.05.

     Deferred Interest Account:  As defined in Section 8.8 of the Indenture.

     Definitive Notes:  As defined in Section 2.9 of the Indenture.

     Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of Class A Notes evidencing $189,065,000 in initial aggregate principal amount of the Class A Notes and as the registered Holder of Class S Notes evidencing $189,065,000 in initial aggregate notional amount of the Class S Notes. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the UCC of the State of New York.

     Determination Date: With respect to any Distribution Date, the third Business Day prior to such Distribution Date.

     Distribution Date: The fifteenth day of each month, or if such day is not a Business Day, then the next Business Day, beginning in the month immediately following the month of the initial issuance of the Notes.

     Draw: With respect to any HELOC, an additional borrowing by the Mortgagor subsequent to the Cut-Off Date in accordance with the related Mortgage Note.

     Electronic Ledger: The electronic master record of home equity credit line mortgage loans maintained by the Servicer.

     Eligible Account: An account that is either (i) maintained with a depository institution whose short-term debt obligations throughout the time of any deposit therein are rated in the highest short-term debt rating category by Standard & Poor's and Moody's, (ii) an account or accounts maintained with a depository institution with a minimum long term unsecured debt rating by Standard & Poor's and Moody's which is at least investment grade provided that the deposits in such account or accounts are fully insured by either the BIF or the SAIF, or (iii) a segregated trust account maintained with the corporate trust department of the Indenture Trustee in its fiduciary capacity, or (iv) an account otherwise acceptable to each Rating Agency and the Credit Enhancer, as evidenced at closing by delivery of a rating letter by each Rating Agency and thereafter by delivery of a letter from each Rating Agency and the Credit Enhancer to the Indenture Trustee, within 30 days of receipt of notice of such deposit.

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     Eligible Investments:  One or more of the following (excluding any callable investments purchased at a premium):

         (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided that such obligations are backed by the full faith and credit of the United States;

         (ii) repurchase agreements on obligations specified in clause (i) maturing not more than three months from the date of acquisition thereof, provided that the short-term unsecured debt obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating category (which is A-1+ for Standard & Poor's and P-1 for Moody's);

         (iii) certificates of deposit, time deposits and bankers' acceptances (which, if Moody's is a Rating Agency, shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days) of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the unsecured short-term debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each of Moody's and Standard & Poor's in its highest unsecured short-term debt rating category;

         (iv) commercial paper (having original maturities of not more than 270 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by Standard & Poor's and Moody's in their highest short-term debt rating categories;

         (v) short term investment funds ("STIFS") sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by Standard & Poor's and Moody's in their respective highest applicable rating category; and

         (vi) interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has a rating of Aaa by Moody's and either AAAm or AAAm-G by Standard & Poor's or such lower rating as will not result in the qualification, downgrading or withdrawal of the then-current rating assigned to the Notes by each Rating Agency without regard to the Policy;

         (vii) other obligations or securities that are acceptable to each Rating Agency and the Credit Enhancer as an Eligible Investment hereunder and will not result in a reduction in the then current rating of the Notes without regard to the Policy, as evidenced by a letter to such effect from such Rating Agency and the Credit Enhancer and with respect to which the Servicer has received confirmation that, for tax purposes, the investment complies with the last clause of this definition;

provided that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to its stated maturity; and provided, further, that all instruments described hereunder must mature at least 1 Business Day prior to each Distribution Date .

     Eligible Substitute HELOC: A HELOC substituted by the Sponsor for a Defective HELOC which must, on the date of such substitution, (i) have an outstanding Asset Balance (or in the case of a substitution of more than one HELOC for a Defective HELOC, an aggregate Asset Balance) not greater than 115% of the Transfer Deficiency, if any, relating to such Defective HELOC; (ii) except for Teaser HELOCs during the Teaser Period, have a Loan Rate not less than the Loan Rate of the Defective HELOC and not more than 4.00% in excess of the Loan Rate of such Defective HELOC; (iii) with respect to each HELOC, have a Loan Rate based on the same Index with adjustments to such Loan Rate made on the same Interest Rate Adjustment Date as that of the Defective HELOC; (iv) except for Teaser HELOCs during the Teaser Period, with respect to each HELOC, have a Gross Margin that is not less than the Gross Margin of the Defective HELOC and not more than 100 basis points higher than the Gross Margin for the Defective HELOC; (v) have a Mortgage of the same or higher level of priority as the Mortgage relating to the Defective HELOC at the time such Mortgage was transferred to the Trust; (vi) have a remaining term to maturity not more than 120 days earlier and not more than 180 days later than the remaining term to maturity of the Defective HELOC; (vii) comply with each representation and warranty set forth in Section 2.05 (deemed to be made as of the date of substitution); and (viii) have an original Combined Loan-to-Value Ratio not greater than that of the Defective HELOC. More than one Eligible Substitute HELOC may be substituted for a Defective HELOC if such Eligible Substitute HELOCs meet the foregoing attributes in the aggregate and such substitution is approved in writing in advance by the Credit Enhancer.

     Event of Servicing Termination:  As defined in Section 6.01.


     Final Scheduled Distribution Date: With respect to the Class A Notes and the Class S Notes, the Distribution Date is August, 2024.

     FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.

     Fixed Allocation Percentage:  98%.

     Floating Allocation Percentage: With respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the Invested Amount at the close of business on the preceding Distribution Date (or at the Closing Date in the case of the first Distribution Date) and the denominator of which is the sum as of the beginning of the related Collection Period of (a) the Pool Balance and (b) the amount of Principal Collections on deposit in the Funding Account.

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     Foreclosure Profit:  With respect to a Liquidated HELOC, the amount, if any, by which (i) the aggregate of its Net Liquidation Proceeds exceeds (ii) the related Asset Balance (plus accrued and unpaid interest thereon at the applicable Loan Rate from the date interest was last paid through the last day in the related Collection Period) of such Liquidated HELOC immediately prior to the final recovery of its Liquidation Proceeds.

     Funding Account: The custodial account or accounts established and maintained with the Indenture Trustee for the benefit of the Noteholders pursuant to Section 8.7 of the Indenture. The Funding Account shall be an Eligible Account.

     Funding Period: The period commencing on the Closing Date and ending on the earlier of (i) the close of business on the twelfth Distribution Date, and
(ii) the commencement of the Rapid Amortization Period.

     Gross Margin: As to any HELOC, the percentage set forth as the "Gross Margin" for such HELOC on Exhibit A hereto.

     Guaranteed Distribution: With respect to any Distribution Date, the sum of the (i) the Guaranteed Principal Distribution Amount and (ii) the amount to be distributed to Class A and Class S Noteholders pursuant to Sections 8.3(a)(i) and 8.3(a)(ii) of the Indenture for such Distribution Date.

     Guaranteed Principal Distribution Amount: With respect to (i) any Distribution Date on or after which the Certificateholders' Subordinated Amount has been reduced to zero, the amount, if any, required to reduce the Class A Note Principal Balance (after giving effect to the distributions of Interest Collections and Principal Collections that are allocable to principal on the Class A Notes on such Distribution Date) to the Invested Amount for such Distribution Date (after giving effect to distributions of principal, if any, and allocation of Loss Amounts on such Distribution Date) and (ii) the Distribution Date in August, 2024, the amount by which the outstanding Class A Note Principal Balance (after giving effect to all other amounts allocable to and distributable as principal on the Class A Notes on such Distribution Date) exceeds the sum of the amounts on deposit in the Collection Account available to be distributed to the Class A Noteholders pursuant to Section 8.3(b) of the Indenture.

     HELOCs: The mortgage loans originated pursuant to a Credit Line Agreement and, including any Additional Balances with respect thereto, that are transferred and assigned to the Indenture Trustee pursuant to Section 2.01 and
Section 2.10, together with the Related Documents, exclusive of mortgage loans that are retransferred to the Sponsor or the Servicer from time to time pursuant to Section 2.03, 2.05, 2.07 or 3.06 as from time to time are held as a part of the Trust. The mortgage loans originally so held are identified in the HELOC Schedule delivered on the Closing Date. The HELOCs shall also include any Eligible Substitute HELOCs substituted by the Sponsor for a Defective HELOC pursuant to Sections 2.03 and 2.05.

     HELOC Schedule: With respect to any date, the schedule of HELOCs included in the Trust on such date. The schedule of Initial HELOCs as of the Initial Cut-Off Date is the schedule set forth herein as Exhibit A, which schedule sets forth as to each such HELOC, to the extent applicable, (i) the Cut-Off Date Asset Balance, (ii) the Credit Limit, (iii) the Gross

Margin, (iv) the Lifetime Rate Cap, (v) the account number, (vi) the current Loan Rate, (vii) the Combined Loan-to-Value Ratio, (viii) a code specifying the property type, (ix) a code specifying documentation type and (x) a code specifying lien position. The HELOC Schedule will be deemed to be amended from time to time to reflect Additional Balances, Eligible Substitute HELOCs and Subsequent HELOCs.

     Indemnification Agreement: The Indemnification Agreement dated as of August 18, 1997 among the Company, the Sponsor, the Credit Enhancer and Greenwich Capital Markets, Inc.

     Indenture: The Indenture dated as of August 1, 1997, between the Issuer and The First National Bank of Chicago, as Indenture Trustee, as the same may be amended and supplemented from time to time.

     Indenture Trustee: The First National Bank of Chicago under the Indenture, its successors in interest and any successor trustee under the Indenture.

     Index: With respect to each Interest Rate Adjustment Date for a HELOC, the highest "prime rate" as published in the "Money Rates" table of The Wall Street Journal as of the last business day of the previous Billing Cycle.

     Initial Cut-Off Date:  July 31, 1997.

     Initial Cut-Off Date Pool Balance:  $192,924,110.37.

     Initial HELOC: Each HELOC transferred and assigned to the Indenture Trustee on the Closing Date.


     Insurance Agreement: The insurance and reimbursement agreement dated as of August 1, 1997 among the Sponsor, the Servicer, the Indenture Trustee and the Credit Enhancer, including any amendments and supplements thereto.

     Insurance Proceeds: Proceeds paid by any insurer (other than the Credit Enhancer) pursuant to any insurance policy covering a HELOC, or amounts required to be paid by the Servicer pursuant to the last sentence of Section 3.04, net of any component thereof (i) covering any expenses incurred by or on behalf of the Servicer in connection with obtaining such proceeds, (ii) that is applied to the restoration or repair of the related Mortgaged Property, (iii) released to the Mortgagor in accordance with the Servicer's normal servicing procedures or (iv) required to be paid to any holder of a mortgage senior to such HELOC.

     Interest Collections: As to any Distribution Date, the sum of all payments by or on behalf of Mortgagors and any other amounts constituting interest (including, without limitation, such portion of Insurance Proceeds and Net Liquidation Proceeds as is allocable to interest on the applicable HELOC) collected by the Servicer under the HELOCs (excluding any fees (including annual fees) or late charges or similar administrative fees paid by Mortgagors) during the related Collection Period and any deposits made to the Collection Account during such Collection Period pursuant to Section 8.7(c)(i) of the Indenture minus the Servicing Fee payable to the Servicer with respect to the related Collection Period. The terms of the related Loan Agreement shall determine the portion of each payment in respect of such HELOC that constitutes principal or interest.

     Interest Period: With respect to any Distribution Date other than the first Distribution Date, the period beginning on the preceding Distribution Date and ending on the day preceding such Distribution Date, and in the case of the first Distribution Date, the period beginning on the Closing Date and ending on the day preceding the first Distribution Date.

     Interest Rate Adjustment Date: With respect to each HELOC, any date on which the Loan Rate is adjusted in accordance with the related Credit Line Agreement.

     Invested Amount: With respect to any Distribution Date, an amount equal to the Original Invested Amount minus (i) the amount of Principal Collections previously distributed to Class A Noteholders (including amounts previously distributed to Class A Noteholders from Principal Collections on deposit in the Funding Account), amounts allocable to the Certificates and Noteholders' Interest Collections that are used to reimburse Loss Amounts and amounts distributed as Guaranteed Principal Distribution Amounts funded by withdrawals from the Spread Account or draws under the Policy and minus (ii) an amount equal to the Loss Amounts not previously absorbed by the Overcollateralization Amount, funded by collections allocable to the Certificateholders' Interest or reallocated to the Certificateholders' Interest (up to the Certificateholders'

Subordinated Amount) or funded by withdrawals from the Spread Account or draws on the Policy.

     LIBOR: As to any date, the rate for United States dollar deposits for one month which appear on the Telerate Screen LIBOR Page 3750 as of 11:00 A.M., London time. If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Sponsor after consultation with the Indenture Trustee), the rate will be the Reference Bank Rate. If no such quotations can be obtained and no Reference Bank Rate is available, LIBOR will be LIBOR applicable to the preceding Distribution Date.

     LIBOR Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York or in the city of London, England are required or authorized by law to be closed.

     Lien: Any mortgage, deed of trust, pledge, conveyance, hypothecation, assignment, participation, deposit arrangement, encumbrance, lien (statutory or other), preference, priority right or interest or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing; provided, however, that any assignment pursuant to Section 5.02 hereof shall not be deemed to constitute a Lien.

     Lifetime Rate Cap: With respect to each HELOC with respect to which the related Mortgage Note provides for a lifetime rate cap, the maximum Loan Rate permitted over the life of such HELOC under the terms of the related Credit Line Agreement previously delivered to the Indenture Trustee.

     Liquidated HELOC: As to any Distribution Date, any HELOC in respect of which the Servicer has determined, in accordance with the servicing procedures specified herein, as of the end of the related Collection Period, that all Liquidation Proceeds which it expects to recover with respect to the disposition of such HELOC or the related REO have been recovered.

     Liquidation Expenses: Out-of-pocket expenses (exclusive of overhead) which are incurred by the Servicer in connection with the liquidation of any HELOC and not recovered under any insurance policy, including, without limitation, legal fees and expenses, any unreimbursed amount expended pursuant to Section 3.06 (including, without limitation, amounts advanced to correct defaults on any mortgage loan which is senior to such HELOC and amounts advanced to keep current or pay off a mortgage loan that is senior to such HELOC) respecting the related HELOC and any related and unreimbursed expenditures with respect to real estate property taxes, water or sewer taxes, condominium association dues, property restoration or preservation or insurance against casualty, loss or damage.

     Liquidation Loss Amount: With respect to any Distribution Date and any HELOC that becomes a Liquidated HELOC during the related Collection Period, the unrecovered Asset Balance thereof at the end of such Collection Period, after giving effect to the Net Liquidation Proceeds applied in reduction of such Asset Balance.

     Liquidation Proceeds: Proceeds (including Insurance Proceeds) received in connection with the liquidation of any HELOC or related REO, whether through trustee's sale, foreclosure sale or otherwise.

     Loan Agreement:  With respect to any HELOC, the related Credit Line
Agreement.

     Loan Purchase Price: With respect to any HELOC purchased from the Trust on a Determination Date pursuant to Section 3.06 hereof, an amount equal to the Asset Balance of such HELOC as of the date of purchase, plus one month's interest on the outstanding Asset Balance thereof as of the beginning of the preceding Collection Period computed at the Loan Rate, if any, together with, without duplication, the aggregate amount of (i) all delinquent interest and
(ii) any Credit Enhancement Draw Amounts not previously repaid to the Credit Enhancer relating to such HELOC.

     Loan Rate: With respect to any HELOC and as of any day, the per annum rate of interest applicable under the related Credit Line Agreement to the calculation of interest for such day on the Asset Balance of such HELOC.

     Loan Rate Cap: With respect to each HELOC, the lesser of (i) the Lifetime Rate Cap, if any, or (ii) the applicable state usury ceiling, if any.

     Loss Amount: With respect to any Distribution Date, the amount equal to the product of (i) the Floating Allocation Percentage for such Distribution Date and (ii) the aggregate of the Liquidation Loss Amounts for such Distribution Date.

     Loss Reduction Amount: With respect to any Distribution Date, the portion, if any, of the Loss Amount for such Distribution Date and all prior Distribution Dates that has not been (a) distributed to Class A Noteholders on such Distribution Date pursuant to Section 8.3(a)(iii) or 8.3(a)(iv) of the Indenture or by way of the Credit Enhancement Draw Amount or (b) reallocated to the Certificate Principal Balance pursuant to Section 8.3(c) of the Indenture.

     Managed Amortization Period: The period from the termination of the Funding Period to the Rapid Amortization Commencement Date.

     Maximum Principal Payment: With respect to any Distribution Date, the Fixed Allocation Percentage of the Principal Collections for such Distribution Date.


     Maximum Rate: As to any Interest Period, the Weighted Average Net Loan Rate for the Collection Period during which such Interest Period begins (adjusted to an effective rate reflecting accrued interest calculated on the basis of the actual number of days in the Collection Period commencing in the month in which such Interest Period commences and a year assumed to consist of 360 days).

     Minimum Certificateholders' Interest: With respect to any date, an amount equal to the lesser of (a) 4% of the Pool Balance on such date and (b) the Certificate Principal Balance as of the Closing Date.

     Minimum Monthly Payment: With respect to any HELOC and any month, the minimum amount required to be paid by the related Mortgagor in that month.

     Moody's:  Moody's Investors Service, Inc. or its successor in interest.

     Mortgage: The mortgage, deed of trust or other instrument creating a first or second lien on an estate in fee simple interest in real property securing a HELOC.

     Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular HELOC and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

     Mortgage Note: With respect to a HELOC, the Credit Line Agreement pursuant to which the related Mortgagor agrees to pay the indebtedness evidenced thereby which is secured by the related Mortgage.

     Mortgaged Property: The underlying property, including any real property and improvements thereon, securing a HELOC.

     Mortgagor:  The obligor or obligors under a Loan Agreement.

     Net Liquidation Proceeds: With respect to any Liquidated HELOC, Liquidation Proceeds net of Liquidation Expenses.

     Net Loan Rate: With respect to any HELOC and as to any day, the Loan Rate less the Servicing Fee Rate, the Class S Note Rate, the Premium Fee Rate, the Trustee Fee Rate and the Owner Trustee Fee Rate.

     Note Owner: The Person who is the beneficial owner of a Book-Entry Note or following the issuance of Definitive Notes, the registered owner of the Notes.

     Note Policy Claim Amount:  As defined in Section 4.02 herein.

     Noteholders:  The holders of the Notes.

     Noteholders' Collections: As to any period, the sum of Noteholders'

Interest Collections and Noteholders' Principal Collections.

     Noteholders' Interest Collections: As to any Distribution Date, the product of (i) the Interest Collections during the related Collection Period and
(ii) the Floating Allocation Percentage for such Distribution Date.

     Officer's Certificate: A certificate signed by the President, an Executive Vice President, a Senior Vice President, a Vice President, an Assistant Vice President, the Treasurer, Assistant Treasurer, Controller or Assistant Controller of the Sponsor or the Servicer, as the case may be, and delivered to the Indenture Trustee.

     Opinion of Counsel: A written opinion of counsel acceptable to the Indenture Trustee, who may be in-house counsel for the Sponsor or the Servicer (except that any opinion pursuant to Section 2.09 or relating to taxation must be an opinion of independent outside counsel) and who, in the case of opinions delivered to the Credit Enhancer and any Rating Agency, is reasonably acceptable to it.

     Original Class A Note Principal Balance:  $189,065,000.

     Original Invested Amount:  $189,065,000.

     Overcollateralization Amount: At the time of reference thereto, the amount, if any, by which the Invested Amount exceeds the Class A Note Principal Balance.

     Owner Trustee: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, its successors in interest or any successor Owner Trustee under the Trust Agreement.

     Owner Trustee Fee: A fee which is separately agreed to between the Servicer and the Owner Trustee.

     Owner Trustee Fee Rate: The per annum rate at which the Owner Trustee Fee is calculated.

     Percentage Interest: As to any Note, the percentage obtained by dividing the principal denomination (or notional amount) of such Note by the aggregate of the principal denominations (or notional amounts) of all Notes of the same class.

     Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Policy: The financial guaranty insurance policy number SB12015, dated as of the Closing Date, issued by the Credit Enhancer to the Indenture Trustee for the benefit of the Noteholders.


     Pool Balance: With respect to any date, the aggregate of the Asset Balances of all HELOCs as of such date.

     Pool Factor: With respect to any Distribution Date, the percentage, carried to seven places, obtained by dividing the Class A Note Principal Balance for such Distribution Date by the Original Class A Note Principal Balance.

     Preference Claim:  As defined in Section 4.02.

     Premium Fee Rate:  As described in the Insurance Agreement.

     Principal Collections: As to any Distribution Date, the sum of all payments by or on behalf of Mortgagors and any other amounts constituting principal (including, but not limited to, any portion of Insurance Proceeds or Net Liquidation Proceeds allocable to principal in respect of the applicable HELOC, and Transfer Deposit Amounts, but excluding Foreclosure Profits) collected by the Servicer under the HELOCs during the related Collection Period. The terms of the related Loan Agreement shall determine the portion of each payment in respect of a HELOC that constitutes principal or interest.

     Purchase Agreement: The HELOC Purchase Agreement, dated as of August 1, 1997, between the Company and the Sponsor, with respect to the HELOCs.

     Rapid Amortization Commencement Date: The earlier of (i) the Distribution Date in September, 2003 and (ii) the Distribution Date next succeeding the Collection Period in which a Rapid Amortization Event is deemed to occur pursuant to Section 12.01 of the Indenture.

     Rapid Amortization Event:  As defined in Section 12.01 of the Indenture.

     Rapid Amortization Period: The period commencing on the Rapid Amortization Commencement Date and continuing until the termination of the Trust pursuant to
Section 7.01.

     Rating Agency: Moody's and Standard & Poor's. If such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Sponsor and the Credit Enhancer, notice of which designation shall be given to the Indenture Trustee. References herein to the highest short term unsecured rating category of a Rating Agency shall mean A-1+ or better in the case of Standard

& Poor's and P-1 or better in the case of Moody's and in the case of any other Rating Agency shall mean the ratings such other Rating Agency deems equivalent to the foregoing ratings. References herein to the highest long-term rating category of a Rating Agency shall mean "AAA" in the case of Standard & Poor's and "Aaa" in the case of Moody's and in the case of any other Rating Agency, the rating such other Rating Agency deems equivalent to the foregoing ratings.


     Record Date: The last day preceding the related Distribution Date; provided, however, that following the date on which Definitive Notes are available the Record Date shall be the last day of the calendar month preceding the month in which the related Distribution Date occurs.

     Reference Bank Rate: As to any Interest Period as follows: the arithmetic mean (rounded upwards, if necessary, to the nearest one sixteenth of a percent) of the offered rates for United States dollar deposits for one month which are offered by the Reference Banks as of 11:00 A.M., London time, on the second LIBOR Business Day prior to the first day of such Interest Period to prime banks in the London interbank market for a period of one month in amounts approximately equal to the outstanding Class A Note Principal Balance; provided that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Sponsor after consultation with the Indenture Trustee, as of 11:00 A.M., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the outstanding Class A Note Principal Balance. If no such quotations can be obtained, the Reference Bank Rate shall be LIBOR applicable to the preceding Interest Period.

     Reference Banks: Three major banks that are engaged in the London interbank market, selected by the Sponsor after consultation with the Indenture Trustee.

     Reimbursement Amount:  As defined in Section 2.07 herein.

     Related Documents:  As defined in Section 2.01.

     REO: A Mortgaged Property that is acquired by the Trust in foreclosure or by deed in lieu of foreclosure.

     Required Overcollateralization Amount: As of any Distribution Date, an amount equal to the excess of (a) the "Spread Account Maximum" (as defined in the Insurance Agreement) as of such Distribution Date over (b) the sum of (i) the Certificateholders' Subordinated Amount as of such Distribution Date and
(ii) the amount of funds on deposit in the Spread Account as of such Distribution Date.

     Responsible Officer: When used with respect to the Indenture Trustee, any officer of the Indenture Trustee with direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     Retransfer Date:  As defined in Section 2.07.

     Retransfer Notice Date:  As defined in Section 2.07.


     SAIF: The Savings Association Insurance Fund, as from time to time constituted, created under the Financial Institutions Reform, Recovery and Enhancement Act of 1989, or if at any time after the execution of this instrument the Savings Association Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

     Scheduled Principal Collections Distribution Amount: With respect to any Distribution Date during the Funding Period or the Managed Amortization Period and the Class A Notes, an amount equal to the lesser of (i) the Maximum Principal Payment and (ii) the Alternative Principal Payment. With respect to any Distribution Date in respect of the Rapid Amortization Period, the Maximum Principal Payment.

     Securityholders:  The Noteholders and the Certificateholders.

     Servicer: Headlands Mortgage Company, a closely-held California corporation, any successor thereto and, after its termination as Servicer, any successor hereunder.

     Servicing Certificate: A certificate completed and executed by a Servicing Officer in accordance with Section 4.01.

     Servicing Fee: With respect to any Distribution Date, the product of (i) the Servicing Fee Rate divided by 12 and (ii) the aggregate Asset Balance of the HELOCs on the first day of the Collection Period preceding such Distribution Date (or at the Cut-Off Date with respect to the first Distribution Date).

     Servicing Fee Rate:  0.50% per annum.

     Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the HELOCs whose name and specimen signature appear on a list of servicing officers furnished to the Indenture Trustee (with a copy to the Credit Enhancer) by the Servicer on the Closing Date, as such list may be amended from time to time.

     Sponsor:  Headlands Mortgage Securities Inc. or its successor in interest.

     Spread Account: The account created pursuant to Section 4.03 and maintained pursuant to the Insurance Agreement.

     Spread Account Maximum:  As defined in the Insurance Agreement.

     Standard & Poor's: Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

     Subsequent HELOC: Each HELOC acquired pursuant to Section 2.10 with funds on deposit in the Funding Account during the Funding Period on the related Subsequent Transfer Date.

     Subsequent Transfer Date:  With respect to Subsequent HELOCs, any

Distribution Date during the Funding Period on which Subsequent HELOCs are transferred to the Trust.

     Teaser HELOCs: Those HELOCs with a Loan Rate that has not become fully indexed.

     Teaser Period: With respect to any HELOC, the payment period provided under the related Credit Line Agreement during which time the interest rate on the HELOC has not been fully indexed.

     Teaser Rate: With respect to any HELOC, the Loan Rate applicable under the related Credit Line Agreement during the Teaser Period of the HELOC.

     Telerate Screen LIBOR Page 3750: The display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London inter-bank offered rates of major banks).

     Transfer Date: With respect to each Subsequent HELOC, the Subsequent Transfer Date, and with respect to each Eligible Substitute HELOC, the date on which such Eligible Substitute HELOC shall have been transferred to the Trust.

     Transfer Deficiency:  As defined in Section 2.03.

     Transfer Deposit Amount:  As defined in Section 2.03.

     Trust:  The Issuer.

     Trust Agreement: The Trust Agreement dated as of August 1, 1997, between the Sponsor and the Owner Trustee, as the same may be amended and supplemented from time to time.

     Trust Collateral Value:   As of any Distribution Date, the sum of (i) the
Pool Balance at the end of the prior calendar month, (ii) the aggregate Asset Balances as of the related Cut-Off Dates of all Subsequent HELOCs previously assigned to the Trust during the calendar month in which such Distribution Date occurs and (iii) the amounts, if any, on deposit in the Funding Account at the close of business on such Distribution Date.

     Trust Property: The property and proceeds conveyed pursuant to Section 2.01, and certain other rights under this Agreement.

     Trustee Fee: A fee which is separately agreed to between the Servicer and the Indenture Trustee.

     Trustee Fee Rate: The per annum rate at which the Trustee Fee is calculated.

     UCC: The Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

     Unpaid Class A Note Interest Shortfall: With respect to any Distribution Date, the aggregate amount, if any, of Class A Note Interest that was accrued in respect of a prior Distribution Date and has not been distributed to Class A Noteholders.

     Unpaid Class S Note Interest Shortfall: With respect to any Distribution Date, the aggregate amount, if any, of Class S Note Interest that was accrued in respect of a prior Distribution Date and has not been distributed to Class S Noteholders.

     Voting Rights: The portion of the aggregate voting rights of all the Notes evidenced by a Class of Notes. At all times during the term of this Agreement, 98% of all of the Voting Rights shall be allocated among Holders of the Class A Notes and the Holders of the Class S Notes shall be entitled to 2% of all of the Voting Rights. Voting Rights allocated to a Class of Notes shall be allocated among the Notes of each such Class in accordance with their respective Percentage Interests.

     Weighted Average Net Loan Rate: As to any Collection Period, the average of the daily Net Loan Rate for each HELOC for each day during the related Billing Cycle, weighted on the basis of the daily average of the related Asset Balances outstanding for each day in such Billing Cycle for each HELOC as determined by the Servicer in accordance with the Servicer's normal servicing procedures.

     Section 1.02.  Other Definitional Provisions.

     (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Indenture, or, if not defined therein, in the Trust Agreement.

     (b) All terms defined in this Agreement shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     (c) As used in this Agreement, in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such instrument, certificate or other document, and accounting terms partly defined in this Agreement or in any such instrument, certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of this Agreement or any such instrument, certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Agreement or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such instrument, certificate or other document shall control.

     (d) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

     Section 1.03. Interest Calculations. All calculations of interest hereunder that are made in respect of the Asset Balance of a HELOC shall be made on a daily basis using a 360-day year. All calculations of interest on the Notes shall be made on the basis of the actual number of days in an Interest Period and a year assumed to consist of 360 days. The calculation of the Servicing Fee shall be made on the basis of the actual number of days elapsed in a 360-day year. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.

                                  ARTICLE II

                            Conveyance of HELOCs;
                         Original Issuance of Notes;
                                Tax Treatment



     Section 2.01. Conveyance of HELOCs; Retention of Obligation to Fund Advances Under Credit Line Agreements. In consideration of the Issuer's delivery to or upon the order of the Sponsor on the Closing Date of the net proceeds from the sale of the Notes and Certificates and the other amounts to be distributed from time to time to the Sponsor in accordance with the terms of this Agreement, the Sponsor, concurrently with the execution and delivery of this Agreement, hereby sells, transfers, assigns, sets over and otherwise conveys to the Issuer, without recourse (subject to Sections 2.03 and 2.05), all of its right, title and interest in and to (i) each Initial HELOC, including its Asset Balance and all collections in respect thereof received on or after the Initial Cut-Off Date (except with respect to interest payments on the Initial HELOCs, an amount equal to 25 days' interest on the Original Pool Balance calculated at the weighted average loan rate); (ii) property that secured an Initial HELOC that is acquired by foreclosure or deed in lieu of foreclosure; (iii) all of the Sponsor's rights under the Purchase Agreement (including all representations and warranties of the Company contained therein); (iv) the Sponsor's rights under the hazard insurance policies; (v) the Spread Account; (vi) the Policy; (vii) the Funding Account; (viii) the rights to certain funds in the Deferred Interest Account and
(ix) any proceeds of the foregoing and all other assets included or to be included in the Trust for the benefit of Securityholders; provided, however, neither the Indenture Trustee nor the Trust assumes the obligation under any Credit Line Agreement that provides for the funding of future advances to the Mortgagor thereunder, and neither the Trust nor the Indenture Trustee shall be obligated or permitted to fund any such future advances. With respect to the HELOCs, Additional Balances shall be part of the related Asset Balance and are hereby transferred to the Trust on the Closing Date pursuant to this Section 2.01, and therefore part of the Trust Property. On or prior to the Closing Date, the Sponsor shall cause the Credit Enhancer to deliver the Policy to the

Indenture Trustee for the benefit of the Noteholders. It is the intention of the Sponsor that the transfer and assignment contemplated by this Agreement shall constitute a sale of the HELOCs and other Trust Property from the Sponsor to the Issuer and the beneficial interest in and title to the HELOCs and the other Trust Property shall not be part of the Sponsor's estate in the event of the filing of a bankruptcy petition by or against the Sponsor under any bankruptcy law. In the event that, notwithstanding the intent of the Sponsor, the transfer and assignment contemplated hereby is held not to be a sale, this Agreement shall constitute a grant of a security interest in the property referred to in this Section 2.01 for the benefit of the Securityholders and the Credit Enhancer.

     Each of the Company and the Sponsor agrees to take or cause to be taken such actions and execute such documents (including, without limitation, the filing of all necessary continuation statements for the UCC-1 financing statements filed in the States of California and Delaware, respectively, (which shall have been filed on or as of the Closing Date) describing the Cut-Off Date Asset Balances and Additional Balances and naming (i) the Company as debtor and the Sponsor as secured party, and (ii) the Sponsor as debtor and the Issuer as secured party and any amendments to UCC-1 financing statements required to reflect a change in the name or corporate structure of the Company or the Sponsor or the filing of any additional UCC-1 financing statements due to the change in the principal office of the Company or the Sponsor (within 10 days of any event necessitating such filing) as are necessary to perfect and protect the Noteholders' and Credit Enhancer's interests in each Cut-Off Date Asset Balance and Additional Balance and the proceeds thereof (other than maintaining possession by the Indenture Trustee of the HELOCs and the Mortgage Files).

     In connection with such transfer and assignment, the Servicer shall deliver to the Indenture Trustee the following documents or instruments (each a "Related Document" and together for each HELOC, the "Mortgage File") with respect to each Initial HELOC on the Closing Date and will deliver with respect to each Subsequent HELOC on the related Subsequent Transfer Date:

       (i)     the original Mortgage Note endorsed in blank;

       (ii)    an original Assignment of Mortgage in blank in recordable form;

       (iii) the original recorded Mortgage or, if, in connection with any HELOC, the original recorded Mortgage with evidence of recording thereon cannot be delivered on or prior to the Closing Date because of a delay caused by the public recording office where such original Mortgage has been delivered for recordation or because such original Mortgage has been lost, the Sponsor shall deliver or cause to be delivered to the Indenture Trustee, a true and correct copy of such Mortgage, together with
     (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Sponsor stating that such original Mortgage has been dispatched to the appropriate public recording official or (ii) in the case of an original Mortgage that has been lost, a certificate by the appropriate county recording office where such Mortgage is recorded;

       (iv) if applicable, the original intervening assignments, if any ("Intervening Assignments"), with evidence of recording thereon, showing a complete chain of title to the Mortgage from the originator to the Indenture Trustee or, if any such original Intervening Assignment has not been returned from the applicable recording office or has been lost, a true and correct copy thereof, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Sponsor stating that such original Intervening Assignment has been dispatched to the appropriate public recording official for recordation or (ii) in the case of an original Intervening Assignment that has been lost, a certificate by the appropriate county recording office where such Mortgage is recorded;

       (v) either a title policy, a title search or guaranty title with respect to the related Mortgaged Property;

       (vi) the original of any guaranty executed in connection with the Mortgage Note;

       (vii) the original of each assumption, modification, consolidation or substitution agreement, if any, relating to the HELOC; and

       (viii) any security agreement, chattel mortgage or equivalent instrument executed in connection with the Mortgage;

provided, however, that as to any HELOC, if (a) as evidenced by an Opinion of Counsel delivered to and in form and substance satisfactory to the Indenture Trustee and the Credit Enhancer, (x) an optical image or other representation of the Related Documents specified in clauses (i) through (viii) above are enforceable in the relevant jurisdictions to the same extent as the original of such document and (y) such optical image or other representation does not impair the ability of an owner of such HELOC to transfer its interest in such HELOC, and (b) the retention of such documents in such format will not result in a reduction in the then current rating of the Notes, without regard to the Policy, such optical image or other representation may be delivered by the Servicer, to the Indenture Trustee in lieu of the physical documents specified above.

     The Sponsor hereby confirms to the Indenture Trustee that it has caused the portions of the Electronic Ledgers relating to the Initial HELOCs as of the Closing Date, and that it will cause such Electronic Ledgers with respect to each Subsequent HELOC as of the related Subsequent Transfer Date, to be clearly and unambiguously marked, and has made, or will make, the appropriate entries in its general accounting records to indicate that such HELOCs have been transferred to the Trust. The Servicer hereby confirms to the Indenture Trustee that it has clearly and unambiguously made appropriate entries in its general accounting records indicating that such HELOCs constitute part of the Trust and are serviced by it on behalf of the Trust in accordance with the terms hereof.

The Servicer hereby confirms to the Indenture Trustee that it will clearly and unambiguously make appropriate entries in its general accounting records indicating that each Subsequent HELOC constitutes part of the Trust and is serviced by it on behalf of the Trust in accordance with the terms hereof as of the related Subsequent Transfer Date.

     Notwithstanding the characterization of the Class A Notes and the Class S Notes as debt for Federal, state and local income and franchise tax purposes, the parties hereto intend to treat the transfer of the HELOCs to the Trust as provided herein as a sale, for certain non-tax purposes, of all the Sponsor's right, title and interest in and to the HELOCs, whether now existing or hereafter created, and the other property described above and all proceeds thereof. In the event such transfer is deemed not to be a sale for such purposes, the Sponsor grants to the Trust, a security interest in all of such party's right, title and interest in, to and under the HELOCs, whether now existing or hereafter created, and the other property described above and all proceeds thereof; and this Agreement shall constitute a security agreement under applicable law.

     Within 90 days following delivery of the Mortgage Files to the Indenture Trustee pursuant to this Section, the Indenture Trustee shall review each such Mortgage File to ascertain that all required documents set forth in this Section
2.01 have been executed and received, and that such documents relate to the HELOCs identified on the HELOC Schedule and in so doing the Indenture Trustee may rely on the purported due execution and genuineness of any signature thereon. If within such 90-day period the Indenture Trustee finds any document constituting a part of a Mortgage File not to have been executed or received or to be unrelated to the HELOCs identified in said HELOC Schedule or, if in the course of its review, the Indenture Trustee determines that such Mortgage File is otherwise defective in any material respect, the Indenture Trustee shall promptly upon the conclusion of its review notify the Sponsor and the Credit Enhancer, and the Sponsor shall have a period of 90 days after such notice within which to correct or cure any such defect.

     The Indenture Trustee shall have no responsibility for reviewing any Mortgage File except as expressly provided in this Section 2.01. In reviewing any Mortgage File pursuant to this Section, the Indenture Trustee shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form (except, if applicable, to determine if the Indenture Trustee is the assignee or endorsee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction, whether any Person executing any document is authorized to do so or whether any signature thereon is genuine, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be, and, where applicable, that it purports to be recorded.

     The Sponsor shall take all necessary steps to prepare and submit for recordation an Assignment or Mortgage in the name of the Indenture Trustee for each Initial HELOC within 30 days after the Closing Date and for each Subsequent HELOC, within 30 days after the Subsequent Transfer Date.

     Section 2.02.  Further Encumbrance of Trust Property   (a)  Immediately
upon the conveyance to the Trust by the Sponsor of any item of the Trust Property pursuant to Section 2.01, all right, title and interest of the Sponsor in and to such item of Trust Property shall terminate, and all such right, title and interest shall vest in the Trust, in accordance with the Trust Agreement and Sections 3802 and 3805 of the Delaware Business Trust Act (12 Del. Code, Section 3801 et seq.).

     (b) Immediately upon the vesting of the Trust Property in the Trust, the Trust shall have the sole right to pledge or otherwise encumber, such Trust Property. Pursuant to the Indenture and contemporaneously with such property vesting in the Trust pursuant to (a) above, the Trust shall grant a security interest in the Trust Property to secure the repayment of the Notes. The Certificates shall represent the beneficial ownership interest in the Trust Property, and the Certificateholders shall be entitled to receive distributions with respect thereto as set forth herein.

     (c) Prior to the payment in full on the Notes, the payment of all amounts due to the Credit Enhancer under the Insurance Agreement, the termination of the Policy (as defined therein) and the surrender of the Policy by the Indenture Trustee to the Credit Enhancer, the Indenture Trustee shall hold the Trust Property on behalf of the Noteholders and the Credit Enhancer. Following the payment in full of the Notes and the release and discharge of the Indenture, all covenants of the Issuer under Article III of the Indenture shall, until payment in full of the Certificates, remain as covenants of the Issuer for the benefit of the Certificateholders, enforceable by the Certificateholders to the same extent as such covenants were enforceable by the Noteholders prior to the discharge of the Indenture. Any rights of the Indenture Trustee under Article III of the Indenture, following the discharge of the Indenture, shall vest in the Certificateholders.

     (d) The Indenture Trustee shall, at such time as there are no Securities outstanding and all sums due to (i) the Indenture Trustee or any agent or counsel thereof pursuant to the Indenture, (ii) the Indenture Trustee pursuant to this Agreement and (iii) the Credit Enhancer pursuant to the Insurance Agreement, have been paid, release any remaining portion of the Trust Property to the Sponsor; provided, that the release of the Spread Account is subject to
Section 2.05 of the Insurance Agreement.

     Section 2.03. Acceptance by Indenture Trustee; Retransfer of HELOCs. (a) The Trust hereby acknowledges its receipt of the Policy and the HELOCs, and declares that the Indenture Trustee holds and will hold such instrument, and to the extent that any documents are delivered to it pursuant to Section 2.01, will hold such documents, and all amounts received by it thereunder and hereunder, in trust, upon the terms herein set forth, for the use and benefit of all present and future Securityholders and the Credit Enhancer. If the time to cure any defect in respect of any HELOC of which the Indenture Trustee has notified the Sponsor following the review pursuant to Section 2.01 has expired or if at any time any loss is suffered by the Indenture Trustee on behalf of the Noteholders or the Credit Enhancer, in respect of any HELOC as a result of (i) a defect in any document constituting a part of its Mortgage File or (ii) an Assignment of Mortgage to the Indenture Trustee not having been recorded as required by
Section 2.01, then on the next succeeding Business Day upon the deposit to the Collection Account of the Transfer Deposit Amount (as defined below) or substitution of an Eligible Substitute HELOC, if any, and upon satisfaction of the applicable conditions described herein, all right, title and interest of the Trust in and to such HELOC shall be deemed to be retransferred, reassigned and otherwise reconveyed, without recourse, representation or warranty, to the Sponsor on such Business Day and the Asset Balance of such HELOC shall be deducted from the Pool Balance; provided, however, that interest accrued on the Asset Balance of such HELOC to the end of the related Collection Period shall be the property of the Trust. The Indenture Trustee shall determine if the reduction of such Asset Balance from the Pool Balance in accordance with the preceding sentence would cause the Certificate Principal Balance to be less than the Minimum Certificateholders' Interest (a "Transfer Deficiency"), in which event the Indenture Trustee shall deliver written notice of such deficiency to the Sponsor, and within five Business Days after the Business Day of such retransfer the Sponsor shall either (i) substitute an Eligible Substitute HELOC or (ii) deposit into the Collection Account an amount (the "Transfer Deposit Amount") in immediately available funds equal to the Transfer Deficiency including all unpaid and accrued interest in the amount by which the Principal Balance of the Defective HELOC exceeds the Principal Balance of the Eligible Substitute HELOC or a combination of both (i) and (ii) above. Such reduction or substitution and the actual payment of any Transfer Deposit Amount, if any, shall be deemed to be payment in full for such HELOC. Upon receipt of any Eligible Substitute HELOC or of written notification signed by a Servicing Officer to the effect that the Transfer Deposit Amount in respect of a Defective HELOC has been deposited into the Collection Account or, if the Certificate Principal Balance is not reduced below the Minimum Certificateholders' Interest as a result of the deemed retransfer of a Defective HELOC, then as promptly as practicable following such deemed transfer, the Indenture Trustee shall execute such documents and instruments of transfer presented by the Sponsor, in each case without recourse, representation or warranty, and take such other actions as shall reasonably be requested by the Sponsor to effect such transfer by the Trust of such Defective HELOC pursuant to this Section. It is understood and agreed that the obligation of the Sponsor to accept a transfer of a Defective HELOC and to either convey an Eligible Substitute HELOC or to make a deposit of any related Transfer Deposit Amount into the Collection Account shall constitute the sole remedy respecting such defect available to Securityholders, the Indenture Trustee and the Credit Enhancer against the Sponsor.

     The Servicer, promptly following the transfer of a Defective HELOC from or to the Trust pursuant to this Section, shall amend the HELOC Schedule and make appropriate entries in its general account records to reflect such transfer.
The Servicer shall, following such retransfer, appropriately mark its records to indicate that it is no longer servicing such HELOC on behalf of the Trust. The Sponsor, promptly following such transfer, shall appropriately mark its Electronic Ledger and make appropriate entries in its general account records to reflect such transfer.

     Notwithstanding any other provision of this Section, a retransfer of a Defective HELOC to the Sponsor pursuant to this Section that would cause the Certificate Principal Balance to be less than the Minimum Certificateholders' Interest shall not occur if either the Sponsor fails to convey an Eligible Substitute HELOC or to deposit into the Collection Account any related Transfer Deposit Amount required by this Section with respect to the transfer of such Defective HELOC.

     (b) As to any Eligible Substitute HELOC or HELOCs, the Sponsor shall deliver to the Indenture Trustee with respect to such Eligible Substitute HELOC or HELOCs such documents and agreements as are required to be held by the Indenture Trustee in accordance with Section 2.01. For any Collection Period during which the Sponsor substitutes one or more Eligible Substitute HELOCs, the Servicer shall determine the Transfer Deposit Amount which amount shall be notified to and deposited by the Sponsor in the Collection Account at the time of substitution. All amounts received in respect of the Eligible Substitute HELOC or HELOCs during the Collection Period in which the circumstances giving rise to such substitution occur shall not be a part of the Trust and shall not be deposited by the Servicer in the Collection Account. All amounts received by the Servicer during the Collection Period in which the circumstances giving rise to such substitution occur in respect of any Defective HELOC so removed by the Trust shall be deposited by the Servicer in the Collection Account. Upon such substitution, the Eligible Substitute HELOC or HELOCs shall be subject to the terms of this Agreement in all respects, and the Sponsor shall be deemed to have made with respect to such Eligible Substitute HELOC or HELOCs, as of the date of substitution, the covenants, representations and warranties set forth in Section
2.05. The procedures applied by the Sponsor in selecting each Eligible Substitute HELOC shall not be materially adverse to the interests of the Indenture Trustee, the Noteholders and the Credit Enhancer.

     Section 2.04. Representations and Warranties Regarding the Servicer and the Sponsor. The Servicer represents and warrants to the Indenture Trustee and the Credit Enhancer that as of the Closing Date and as of each Subsequent Transfer
Date:

           (i) The Servicer is a closely-held California corporation, validly existing and in good standing under the laws of the State of California, and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Servicer;

           (ii) The Servicer has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

           (iii) The Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be, prior to the Closing Date;

           (iv) The execution, delivery and performance of this Agreement by the Servicer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Servicer or any provision of the Certificate of Incorporation or Bylaws of the Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Servicer is a party or by which the Servicer may be bound; and

           (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Servicer threatened, against the Servicer or any of its properties or with respect to this Agreement or the Notes.

The representations and warranties set forth in this Section 2.04(a) shall survive the sale and assignment of the HELOCs to the Trust. Upon discovery of a breach of any representations and warranties which materially and adversely affects the interests of the Noteholders or the Credit Enhancer, the person discovering such breach shall give prompt written notice to the other parties and to the Credit Enhancer. Within 90 days of its discovery or its receipt of notice of breach, or, with the prior written consent of a Responsible Officer of the Indenture Trustee and the Credit Enhancer such longer period specified in such consent, the Servicer shall cure such breach in all material respects.

     (b) The Sponsor represents and warrants to the Indenture Trustee and the Credit Enhancer that as of the Closing Date and as of each Subsequent Transfer

Date:

           (i) The Sponsor is a Delaware corporation, validly existing and in good standing under the laws of the State of Delaware, and has the statutory power to own its assets and to transact the business in which it is currently engaged. The Sponsor is duly qualified to do business as a foreign limited liability company and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Sponsor;

           (ii) The Sponsor has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Sponsor enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

           (iii) The Sponsor is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement;

           (iv) The execution, delivery and performance of this Agreement by the Sponsor will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Sponsor or any provision of the Certificate of Incorporation or bylaws of the Sponsor, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Sponsor is a party or by which the Sponsor may be bound; and

           (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Sponsor threatened, against the Sponsor or any of its properties or with respect to this Agreement or the Notes.

The representations and warranties set forth in this Section 2.04(b) shall survive the sale and assignment of the HELOCs to the Trust. Upon discovery of a breach of any representations and warranties which materially and adversely affects the interests of the Noteholders or the Credit Enhancer, the person discovering such breach shall give prompt written notice to the other parties and to the Credit Enhancer. Within 90 days of its discovery or its receipt of notice of breach, or, with the prior written consent of a Responsible Officer of the Indenture Trustee and the Credit Enhancer, such longer period specified in such consent, the Sponsor shall cure such breach in all material respects.

     Section 2.05. Representations and Warranties of the Sponsor Regarding the HELOCs; Retransfer of Certain HELOCs. (a) The Sponsor hereby makes the following representations and warranties as to the HELOCs on which the Issuer is deemed to have relied in acquiring the HELOCs and upon which the Credit Enhancer is deemed to rely in issuing the Policy. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date in the case of the Initial HELOCs and as of the related Transfer Date in the case of the Subsequent HELOCs, but shall survive the sale, transfer, and assignment of the HELOCs to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture,

           (i) As of the Closing Date with respect to the Initial HELOCs and the applicable Transfer Date with respect to any Subsequent HELOC and any Eligible Substitute HELOC and as of the date any Additional Balance is created, the information set forth in the HELOC Schedule for such HELOCs is true and correct in all material respects;

           (ii) The applicable Cut-Off Date Asset Balance has not been assigned or pledged, and the Sponsor is the sole owner and holder of such Cut-Off Date Asset Balance free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature, and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable HELOC, to sell, assign or transfer the same pursuant to this Agreement;

           (iii) As of the Closing Date with respect to the Initial HELOCs and the applicable Transfer Date with respect to any Subsequent HELOC and any Eligible Substitute HELOC, the related Mortgage Note and the Mortgage with respect to each HELOC have not been assigned or pledged, and the Sponsor is the sole owner and holder of the HELOC free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature, and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable HELOCs, to sell and assign the same pursuant to this Agreement;

           (iv) As of the Closing Date with respect to the Initial HELOCs and the applicable Transfer Date with respect to any Subsequent HELOCs and any Eligible Substitute HELOC, the related Mortgage is a valid and subsisting first or second lien, as set forth on the HELOC Schedule with respect to each related Mortgaged Property, and as of the applicable Cut-Off Date the related Mortgaged Property is free and clear of all encumbrances and liens having priority over the first or second lien, as applicable, of such Mortgage except for liens for (i) real estate taxes and special assessments not yet delinquent; (ii) any first mortgage loan secured by such Mortgaged Property and specified on the HELOC Schedule;
     (iii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording that are acceptable to mortgage lending institutions generally; and (iv) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

           (v) As of the Closing Date with respect to the Initial HELOCs and the applicable Transfer Date with respect to any Subsequent HELOC and any Eligible Substitute HELOC, there is no valid offset, defense or counterclaim of any obligor under any Loan Agreement or Mortgage;

           (vi) To the best knowledge of the Sponsor, as of the Closing
     Date with respect to the Initial HELOCs and the applicable Transfer Date with respect to any Subsequent HELOC and any Eligible Substitute HELOC, there is no delinquent recording or other tax or fee or assessment lien against any related Mortgaged Property;

           (vii) As of the Closing Date with respect to the Initial HELOCs and the applicable Transfer Date with respect to any Subsequent HELOC and any Eligible Substitute HELOC, there is no proceeding pending or, to the best knowledge of the Sponsor, threatened for the total or partial condemnation of the related Mortgaged Property, and such property is free of material damage;

           (viii) To the best knowledge of the Sponsor, as of the Closing
     Date with respect to the Initial HELOCs and the applicable Transfer Date with respect to any Subsequent HELOC and any Eligible Substitute HELOC, there are no mechanics' or similar liens or claims which have been filed for work, labor or material affecting the related Mortgaged Property which are, or may be, liens prior or equal to the lien of the related Mortgage, except liens which are fully insured against by the title insurance policy referred to in clause (xiii);

           (ix) No Minimum Monthly Payment is more than 60 days delinquent (measured on a contractual basis); and with respect to the Initial HELOCs none were delinquent;

           (x) As of the Closing Date with respect to the Initial HELOCs and the applicable Transfer Date with respect to any Subsequent HELOC and any Eligible Substitute HELOC, for each HELOC, the related Mortgage File contains each of the documents and instruments specified to be included therein;

           (xi) The related Mortgage Note and the related Mortgage at origination complied in all material respects with applicable state and federal laws, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the HELOC;

           (xii) On the Closing Date with respect to the Initial HELOCs and, to the extent not already included in such filing, on the applicable Transfer Date with respect to any Subsequent HELOC and any Eligible Substitute HELOC, the Sponsor has filed UCC-1 financing statements with respect to such HELOCs.

           (xiii) Either a lender's title insurance policy or binder was issued on the date of origination of the HELOC and each such policy is valid and remains in full force and effect, or a title search or guaranty of title customary in the relevant jurisdiction was obtained with respect to a HELOC as to which no title insurance policy or binder was issued;

           (xiv) As of the Closing Date with respect to the Initial HELOCs and the applicable Transfer Date with respect to any Subsequent HELOC and any Eligible Substitute HELOC, none of the Mortgaged Properties is a mobile home or a manufactured housing unit;

           (xv) As of the Cut-Off Date for the Initial HELOCs no more than 1.75% of such HELOCs (by Initial Cut-Off Date Pool Balance), are secured by Mortgaged Properties located in one United States postal zip code;

           (xvi) The Combined Loan-to-Value Ratio for each HELOC was not in excess of 100%;

           (xvii) No selection procedure reasonably believed by the Sponsor to be adverse to the interests of the Securityholders or the Credit Enhancer was utilized in selecting the HELOCs;

           (xviii) The Sponsor has not transferred the HELOCs to the Trust with any intent to hinder, delay or defraud any of its creditors;

           (xix) The Minimum Monthly Payment with respect to any HELOC is not less than the interest accrued at the applicable Loan Rate on the average daily Asset Balance during the interest period relating to the date on which such Minimum Monthly Payment is due;

           (xx) As of the Closing Date with respect to the Initial HELOCs and the applicable Transfer Date with respect to any Subsequent HELOC and any Eligible Substitute HELOC, each Loan Agreement and each HELOC is an enforceable obligation of the related Mortgagor, except as the enforceability thereof may be limited by the bankruptcy, insolvency or similar laws affecting creditors' rights generally;

           (xxi) As of the Closing Date with respect to the Initial HELOCs and the applicable Transfer Date with respect to any Subsequent HELOC and any Eligible Substitute HELOC, the Sponsor has not received a notice of default of any senior mortgage loan related to a Mortgaged Property that has not been cured by a party other than the Servicer;

           (xxii) The definition of "prime rate" in each Credit Line

     Agreement relating to a HELOC does not differ materially from the definition in the form of Credit Line Agreement in Exhibit D;

           (xxiii) The weighted average remaining term to maturity of the Initial HELOCs on a contractual basis as of the Cut-Off Date is approximately 231.8 months. On each date that the Loan Rates relating to HELOCs have been adjusted, interest rate adjustments on the HELOCs were made in compliance with the related Mortgages and Credit Line Agreement and applicable law. Over the term of each HELOC, the Loan Rate may not exceed the related Loan Rate Cap, if any. With respect to the Initial HELOCs, the Loan Rate Cap is 18.00%. With respect to the Initial HELOCs, the margins range between 0% and 5.75% and the weighted average margin is approximately
     3.08% as of the related Cut-Off Date. The Loan Rates on the Initial HELOCs range between 5.875% and 14% and the weighted average Loan Rate is approximately 7.30%;

           (xxiv) As of the Closing Date with respect to the Initial HELOCs and the applicable Transfer Date with respect to any Subsequent HELOC and any Eligible Substitute HELOC, each Mortgaged Property consists of a single parcel of real property with a one-to-four unit single family residence erected thereon, or an individual condominium unit, planned unit development unit or townhouse;

           (xxv) No more than 19.39% (by Initial Cut-Off Date Pool Balance) of the Initial HELOCs are secured by real property improved by individual condominium units, planned development units, townhouses or two-to-four family residences erected thereon, and approximately 80.61% (by Initial Cut-Off Date Pool Balance) of the Initial HELOCs are secured by real property with a detached one-family residence erected thereon;

           (xxvi) The Credit Limits on the Initial HELOCs range between
     $8,700 and $500,000 with an average of $50,014.75. As of the applicable Cut-Off Date, no Initial HELOC had a principal balance in excess of approximately $300,000 and the average principal balance of the Initial HELOCs is equal to approximately $39,308.09 and the average Credit Limit Utilization Rate (weighted by credit line) of the Initial HELOCs is 74.87%;

           (xxvii) 100% of the Initial HELOCs are second liens;

           (xxviii) Either (A) this Agreement constitutes a valid transfer and assignment to the Trust of all right, title and interest of the Sponsor in and to the Cut-Off Date Asset Balances with respect to the applicable HELOCs, all monies due or to become due with respect thereto (excluding payments in respect of accrued interest due prior to the Cut-Off Date and with respect to interest payments on the Initial HELOCs, an amount equal to 25 days' interest on the Original Pool Balance, calculated at the weighted average Loan Rate), and all proceeds of such Cut-Off Date Asset Balances with respect to the HELOCs and such funds as are from time to time deposited in the Collection Account (excluding any investment earnings thereon) and all other property specified in the definition of "Trust" as being part of the corpus of the Trust conveyed to the Trust, and upon payment for the Additional Balances, will constitute a valid transfer and assignment to the Indenture Trustee of all right, title and interest of the Sponsor in and to the Additional Balances, all monies due or to become due with respect thereto, and all proceeds of such Additional Balances and all other property specified in the definition of "Trust" relating to the Additional Balances or (B) this Agreement constitutes a grant of a security interest (as defined in the UCC as in effect in New York) in such property to the Indenture Trustee on behalf of the Trust. If this Agreement constitutes the grant of a security interest to the Trust in such property, and if the Indenture Trustee obtains and maintains possession of the Mortgage File for each HELOC, the Trust shall have a first priority perfected security interest in such property, subject to the effect of
     Section 9-306 of the UCC with respect to collections on the HELOCs that are deposited in the Collection Account in accordance with the next to last paragraph of Section 3.02(b); and

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

   (xxix) Each Mortgagor as of the Closing Date with respect to the Initial HELOCs or the Transfer Date with respect to any Subsequent HELOC is not insolvent or bankrupt.

With respect to the representations and warranties set forth in this Section
2.05 that are made to the best of the Sponsor's knowledge or as to which the Sponsor has no knowledge, if it is discovered by the Sponsor, the Servicer, the Credit Enhancer or a Responsible Officer of the Indenture Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related HELOC then, notwithstanding the Sponsor's lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

     (b) It is understood and agreed that the representations and warranties set forth in this Section 2.05 shall survive delivery of the respective Mortgage Files to the Indenture Trustee pursuant to Section 2.01 and the termination of the rights and obligations of the Servicer pursuant to Section 5.04 or 6.02. Upon discovery by the Sponsor, the Servicer, the Credit Enhancer or a Responsible Officer of the Indenture Trustee of a breach of any of the foregoing representations and warranties, without regard to any limitation set forth therein concerning the knowledge of the Sponsor as to the facts stated therein, which materially and adversely affects the interests of the Trust or the Noteholders or the Credit Enhancer in the related HELOC, the party discovering such breach shall give prompt written notice to the other parties and the Credit Enhancer. Within 90 days of its discovery or its receipt of notice of such breach, the Sponsor shall use all reasonable efforts to cure such breach in all material respects or shall, not later than the Business Day next preceding the Distribution Date in the month following the Collection Period in which any such cure period expired (or such later date that is acceptable to the Indenture

Trustee and the Credit Enhancer as evidenced by their written consents), either
(a) accept a transfer of such HELOC from the Trust or (b) substitute an Eligible Substitute HELOC, each in the same manner and subject to the same conditions as set forth in Section 2.03; provided, however, that the cure for any breach of a representation and warranty relating to the characteristics of the HELOCs in the aggregate shall be a repurchase of or substitution for only the HELOCs necessary to cause such characteristics to be in compliance with the related representation and warranty. Upon accepting such transfer and making any required deposit into the Collection Account or substitution of an Eligible Substitute HELOC, as the case may be, the Sponsor shall be entitled to receive an instrument of assignment or transfer from the Indenture Trustee to the same extent as set forth in Section 2.03 with respect to the transfer of HELOCs under that Section.

          It is understood and agreed that the obligation of the Sponsor to accept a retransfer of a HELOC as to which a breach has occurred and is continuing and to make any required deposit in the Collection Account or to substitute an Eligible Substitute HELOC, as the case may be, shall constitute the sole remedy against the Sponsor respecting such breach available to Noteholders, the Indenture Trustee on behalf of Noteholders and the Credit Enhancer; provided, however, that the Sponsor shall defend and indemnify the Indenture Trustee, the Credit Enhancer and the Noteholders against all reasonable costs and expenses, and all losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and the amount of any settlement entered into with the consent of the Sponsor (such consent not to be unreasonably withheld), which may be asserted against or incurred by any of them as a result of any third-party action arising out of any breach of any such representation and warranty. Notwithstanding the foregoing, with regard to any breach of the representation and warranty set forth in Section 2.05(a)(xxviii), the sale and assignment of the affected HELOCs to the Trust shall be deemed void and the Sponsor shall pay to the Trust the sum of (i) the amount of the related Asset Balances, plus unpaid accrued interest on each such Asset Balance at the applicable Loan Rate to the date of payment, (ii) the amount of any loss suffered by the Noteholders or the Credit Enhancer with respect to the affected HELOCs and (iii) all amounts owing to the Credit Enhancer pursuant to the Insurance Agreement.

     Section 2.06. Covenants of the Sponsor.  The Sponsor hereby covenants that:

     (a) Security Interests. Except for the transfer hereunder and the pledge of the Certificate in connection with the Sponsor's Yield Maintenance Certificates, Series 1997-1, the Sponsor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any HELOC, whether now existing or hereafter created, or any interest therein; the Sponsor will notify the Indenture Trustee and the Credit Enhancer of the existence of any Lien on any HELOC immediately upon discovery thereof; and the Sponsor will defend the right, title and interest of the Trust in, to and under the HELOCs, whether now existing or hereafter created, against all claims of third parties claiming through or under the Sponsor; provided, however, that nothing in this Section 2.06(a) shall prevent or be deemed to prohibit the

Sponsor from suffering to exist upon any of the HELOCs any Liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Sponsor shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

     (b) UCC-1 Financing Statements. On the Closing Date with respect to the Initial HELOCs and, to the extent not already included in such filing, on the applicable Transfer Date with respect to any Subsequent HELOC and any Eligible Substitute HELOC, the Sponsor will file UCC-1 financing statements with respect to such HELOCs.

     (c) Negative Pledge. The Sponsor hereby agrees not to transfer, assign, exchange, pledge, finance, hypothecate, grant a security interest in or otherwise convey the Certificates except in accordance with Sections 5.05 and
6.02 hereof and in accordance with the Insurance Agreement and the Trust Agreement and the pledge of the Certificate in connection with the Sponsor's Yield Maintenance Certificates, Series 1997-1.

     (d) Downgrading. The Sponsor will not engage in any activity which would result in a downgrading or withdrawal of the ratings on the Notes.

     (e) Amendment to Certificate of Incorporation. The Sponsor will not amend its Certificate of Incorporation without prior written notice to the Indenture Trustee and the Rating Agencies and the prior written consent of the Credit Enhancer which consent shall not be unreasonably withheld.

     (f) Principal Place of Business. The Sponsor's principal place of business is in California, and the Sponsor will not change its principal place of business without prior written notice to the Indenture Trustee, the Rating Agencies and to the Credit Enhancer.

     Section 2.07. Retransfers of HELOCs at Election of Sponsor. Subject to the conditions set forth below and Section 8.2 of the Indenture, the Sponsor may, but shall not be obligated to, require the retransfer of HELOCs from the Trust to the Sponsor as of the close of business on a Distribution Date (each, a "Retransfer Date"). On the fifth Business Day (the "Retransfer Notice Date") prior to the Retransfer Date designated in such notice, the Sponsor shall give the Indenture Trustee, the Credit Enhancer and the Servicer a notice of the proposed retransfer that contains a list of the HELOCs to be retransferred. Such retransfers of HELOCs shall be permitted upon satisfaction of the following conditions:

               (i) The Rapid Amortization Period shall not have commenced;

               (ii) On the Retransfer Date the Certificateholders' Interest (after giving effect to the removal from the Trust of the HELOCs proposed to be retransferred) is at least equal to the Minimum Certificateholders' Interest;


               (iii) The transfer of any HELOCs on any Retransfer Date during the Managed Amortization Period shall not, in the reasonable belief of the Sponsor, cause a Rapid Amortization Event to occur or an event which with notice or lapse of time or both would constitute a Rapid Amortization Event;

               (iv) On or before the Retransfer Date, the Sponsor shall have delivered to the Indenture Trustee a revised HELOC Schedule, reflecting the proposed transfer and the Retransfer Date, and the Servicer shall have marked the Electronic Ledger to show that the HELOCs retransferred to the Sponsor are no longer owned by the Trust;

               (v) The Sponsor shall represent and warrant that no selection procedures reasonably believed by the Sponsor to be adverse to the interests of the Noteholders or the Credit Enhancer were utilized in selecting the HELOCs to be removed from the Trust;

               (vi) In connection with each such retransfer of HELOCs pursuant to this Section, each Rating Agency shall have received on or prior to the related Retransfer Notice Date notice of such proposed retransfer of HELOCs and, prior to the Retransfer Date, shall have notified the Indenture Trustee and the Credit Enhancer in writing that such retransfer of HELOCs would not result in a reduction or withdrawal of its then current rating of the Notes without regard to the Policy; and

               (vii) The Sponsor shall have delivered to the Indenture Trustee and the Credit Enhancer an Officer's Certificate certifying that the items set forth in subparagraphs (i) through (vi), inclusive, have been performed or are true and correct, as the case may be. The Indenture Trustee may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

         In certain circumstances where the removal of such HELOCs results in the Certificateholders' Interest being reduced below the Minimum Certificateholders' Interest the Sponsor shall be permitted to remove such HELOCs only if the Sponsor deposits an amount equal to the excess of the Minimum Certificateholders' Interest over the Certificateholders' Interest (the "Reimbursement Amount") in the Collection Account; provided, that, the Sponsor shall not remove such HELOCs if the Reimbursement Amount would exceed $100,000.

         Upon receiving the requisite information from the Sponsor, the Servicer shall perform in a timely manner those acts required of it, as specified above. Upon satisfaction of the above conditions, on the Retransfer Date the Indenture Trustee shall deliver, or cause to be delivered, to the Sponsor the Mortgage File for each HELOC being so transferred, and the Indenture Trustee shall execute and deliver to the Sponsor such other documents prepared by the Sponsor as shall be reasonably necessary to transfer such HELOCs to the Sponsor. Any such retransfer of the Trust's right, title and interest in and to HELOCs shall be without recourse, representation or warranty by or of the Indenture Trustee or the Trust to the Sponsor.

     Section 2.08. Execution and Authentication of Notes. The Indenture Trustee, on behalf of the Trust, has caused to be executed, authenticated and delivered to or upon the order of the Sponsor, in exchange for the Trust, concurrently with the sale, assignment and conveyance to the Indenture Trustee of the Trust, Notes representing indebtedness of the Trust in authorized denominations and the Certificates, evidencing the ownership of the Trust.

     Section 2.09. Tax Treatment. It is the intention of the Sponsor and the Certificateholders that the Notes will be indebtedness of the Sponsor for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income. The Sponsor, the Indenture Trustee and each Noteholder (or Note Owner) by acceptance of its Note (or, in the case of a Note Owner, by virtue of such Note Owner's acquisition of a beneficial interest therein) agrees to treat the Notes (or beneficial interest therein), for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Sponsor secured by the assets of the Trust and to report the transactions contemplated by this Agreement on all applicable tax returns in a manner consistent with such treatment. Each Noteholder agrees that it will cause any Note Owner acquiring an interest in a Note through it to comply with this Agreement as to treatment of the Notes as indebtedness for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income. The Indenture Trustee will prepare and file all tax reports required hereunder consistent with this Agreement except as may be required by or provided in
Section 3.15.

     Section 2.10. Conveyance of the Subsequent HELOCs. (a) Subject to the satisfaction of the conditions set forth in Section 2.01 and paragraph (b) below, in consideration of the Indenture Trustee's delivery on a Subsequent Transfer Date to or upon the order of the Sponsor of all or a portion of the amount in respect of Principal Collections in the Funding Account the Sponsor shall, to the extent of the availability thereof, on the related Subsequent Transfer Date transfer, assign, set over and otherwise convey to the Trust without recourse (subject to Sections 2.03 and 2.05) all of its right, title and interest in and to the Asset Balances of the Subsequent HELOCs and all Interest Collections and Principal Collections in respect thereof received after the Cut-Off Date for the Subsequent HELOCs (excluding payments in respect of accrued interest due prior to the related Transfer Date) or, with respect to any Additional Balances with respect thereto, on or after the date of transfer to the Trust. Future advances made to a Mortgagor under a Loan Agreement relating to a Subsequent HELOC shall be part of the related Asset Balance and transferred to the Trust pursuant to this Section 2.10, and, therefore, part of the Trust Property upon the sale thereof to the Sponsor under the Purchase Agreement.

         On each Subsequent Transfer Date, the Indenture Trustee shall acknowledge that the Sponsor has conveyed its right, title and interest in and to each Subsequent HELOC and to the corresponding Related Documents and certain other rights to the Indenture Trustee pursuant to this Agreement, and the Indenture Trustee shall hold such documents hereunder for the benefit of the Noteholders.

     (b) The obligation of the Indenture Trustee to accept the transfer of the Subsequent HELOCs and the other property and rights related thereto described in paragraph (a) above is subject to the satisfaction of each of the following conditions on or prior to the Subsequent Transfer Date:

               (i) the Indenture Trustee shall have been provided with a letter from the Credit Enhancer consenting to such transfer of the Subsequent HELOCs (which consent shall not be unreasonably withheld or delayed);

               (ii) the Indenture Trustee shall have been provided with a HELOC Schedule, listing the Subsequent HELOCs delivered or to be delivered on such Subsequent Transfer Date;

               (iii) the Sponsor shall have deposited in the Collection Account all Principal Collections and Interest Collections in respect of such Subsequent HELOCs received after the Cut-Off Date (excluding payments in respect of accrued interest due prior to the related Transfer Date) for the Subsequent HELOCs;

               (iv) the representations and warranties of the Sponsor in
      Section 2.05 hereof, to the extent such representations and warranties do not pertain exclusively to the Initial HELOCs, are true and correct with respect to the Subsequent HELOCs as of the related Subsequent Transfer Date;

               (v) the Indenture Trustee shall have been provided with a letter from each Rating Agency (except from Moody's on a quarterly basis only) confirming that the transfer of the Subsequent HELOCs shall not result in a reduction or withdrawal of its then-current rating of the Notes;

               (vi) the Servicer shall acknowledge in writing that it has delivered the related Mortgage Files to the Indenture Trustee and complied with all other requirements with respect to the assignment of the related Mortgages specified therein;

               (vii) the Servicer shall represent and warrant that no selection procedures reasonably believed by the Servicer to be adverse to the interests of the Noteholders or the Credit Enhancer were utilized in selecting the Subsequent HELOCs; and

               (viii) the Sponsor shall have delivered to the Indenture Trustee an Officer's Certificate confirming the satisfaction of each condition precedent specified in this paragraph (b).

     (c) The obligation of the Trust to purchase any Subsequent HELOCs on a

Subsequent Transfer Date is subject to the following requirements: (i) the remaining term to maturity of each such Subsequent HELOC may not exceed 300 months; (ii) the weighted average margin of the Subsequent HELOCs (by aggregate Cut-Off Date Asset Balance with respect to such Subsequent HELOCs) plus any Subsequent HELOCs that were previously transferred to the Trust is at least 2.00%; (iii) the weighted average Combined Loan-to-Value Ratio of the Subsequent HELOCs (by aggregate Cut-Off Date Asset Balance with respect to such Subsequent HELOCs) plus any Subsequent HELOCs previously transferred to the Trust is not more than 90.00%; (iv) no such Subsequent HELOC will have a Cut-Off Date Asset Balance in excess of $240,000; (v) at least 100% of such Subsequent HELOCs plus any Subsequent HELOCs previously transferred to the Trust (by aggregate Cut-Off Date Asset Balance with respect to such Subsequent HELOCs) are not more than 30 days delinquent (on a contractual basis) in the payment of a Minimum Monthly Payment as of the Cut-Off Date for such Subsequent HELOCs; and (vi) any Subsequent HELOC more than 30 days delinquent that is so purchased by the Trust shall not have had its Credit Limit terminated or suspended prior to the Subsequent Transfer Date with respect to such HELOC. On the last Distribution Date of the Funding Period, the Sponsor shall have provided the Indenture Trustee, the Rating Agencies and the Credit Enhancer with an Opinion of Counsel to the effect that the transfers of the Subsequent HELOCs during the Funding Period constitute a sale of the Asset Balances of the Subsequent HELOCs to the Sponsor and a sale of or grant of a security interest in the Subsequent HELOCs to the Indenture Trustee; provided, however, that in the event of a change of law during the Funding Period that materially affects the method of perfecting the security interest in the Subsequent HELOCs, the Sponsor shall (i) provide the Indenture Trustee, the Rating Agencies and the Credit Enhancer with an Opinion of Counsel to the effect that such transfer constitutes a sale of the Asset Balances of the Subsequent HELOCs to the Sponsor and a sale of or grant of a security interest in the Subsequent HELOCs to the Indenture Trustee, and (ii) take such action as is necessary to perfect the interests of the Trust in the Subsequent HELOCs.

                                 ARTICLE III

                         Administration and Servicing
                                  of HELOCs

     Section 3.01. The Servicer. (a) The Servicer is hereby authorized to act as agent for the Trust and in such capacity shall manage, service, administer and make collections on the HELOCs and perform the other actions under this Agreement. The Servicer shall service and administer the HELOCs in a manner consistent with the terms of this Agreement and with general industry practice and shall have full power and authority, acting alone or through a subservicer, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable, it being understood, however, that the Servicer shall at all times remain responsible to the Indenture Trustee, the Securityholders and the Credit Enhancer for the performance of its duties and obligations hereunder in accordance with the terms hereof. Any amounts received by any subservicer in respect of a HELOC shall be deemed to have been received by the Servicer whether or not actually received by it. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered by the Trust, to execute and deliver, on behalf of the Trust, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the HELOCs and with respect to the Mortgaged Properties and to make deposits to and withdrawals from the Collection Account. The Indenture Trustee and the Owner Trustee shall, upon the written request of a Servicing Officer, furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. The Servicer in such capacity may also consent to the placing of a lien senior to that of any Mortgage on the related Mortgaged Property, provided that

               (i) such Mortgage succeeded to a first lien position after the related HELOC was conveyed to the Trust and, immediately following the placement of such senior lien, such Mortgage is in a second lien position and the outstanding principal amount of the mortgage loan secured by such subsequent senior lien is no greater than the outstanding principal amount of the senior mortgage loan secured by the Mortgaged Property as of the date the related HELOC was originated; or

               (ii) the Mortgage relating to such HELOC was in a second lien position as of the Cut-Off Date and the new senior lien secures a mortgage loan that refinances an existing first mortgage loan and the outstanding principal amount of the replacement first mortgage loan immediately following such refinancing is not greater than the outstanding principal amount of such existing first mortgage loan at the date of origination of such HELOC;

provided, further, that such senior lien does not secure a note that provides for negative amortization.

         The Servicer may also, without prior approval from the Rating Agencies or the Credit Enhancer, increase the Credit Limits on HELOCs provided that (i) new appraisals are obtained and the Combined Loan-to-Value Ratios of the HELOCs after giving effect to such increase are less than or equal to the Combined Loan-to-Value Ratios of the HELOCs as of the Cut-Off Date and (ii) such increases are consistent with the Servicer's credit and collection policies. No material change or departure from the Servicer's credit and collection policies with respect to any HELOCs as in effect as of the Closing Date shall be permitted without the prior written consent of the Credit Enhancer.

         In addition, the Servicer may agree to changes in the terms of a HELOC at the request of the Mortgagor; provided that (i) such changes do not materially and adversely affect the interests of Securityholders or the Credit Enhancer, (ii) such changes are consistent with prudent and customary business practice as evidenced by a certificate signed by a Servicing Officer delivered to the Indenture Trustee and the Credit Enhancer and (iii) the Rating Agencies are promptly notified of the changes.

         In addition to the foregoing, the Servicer may solicit Mortgagors to change any other terms of the related HELOCs; provided that such changes (i) do not materially and adversely affect the interest of Securityholders or the

Credit Enhancer and (ii) are consistent with prudent and customary business practice as evidenced by a certificate signed by a Servicing Officer delivered to the Indenture Trustee and the Credit Enhancer. Nothing herein shall limit the right of the Servicer to solicit Mortgagors with respect to new loans (including mortgage loans) that are not HELOCs.

         The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Indenture Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

     (b) In the event that the rights, duties and obligations of the Servicer are terminated hereunder, any successor to the Servicer in its sole discretion may, to the extent permitted by applicable law, terminate the existing subservicer arrangements with any subservicer or assume the terminated Servicer's rights under such subservicing arrangements which termination or assumption will not violate the terms of such arrangements.

     Section 3.02. Collection of Certain HELOCs Payments. (a) The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the HELOCs, and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to home equity loans in its servicing portfolio comparable to the HELOCs. Consistent with the foregoing, and without limiting the generality of the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any assumption fees or other fees which may be collected in the ordinary course of servicing such HELOC and (ii) arrange with a Mortgagor a schedule for the payment of interest due and unpaid; provided that such arrangement is consistent with the Servicer's policies with respect to the home equity loans it owns or services; provided, further, that notwithstanding such arrangement such HELOCs will be included in the information regarding delinquent HELOCs set forth in the Servicing Certificate and monthly statement to Noteholders pursuant to Section 4.01.

     (b) The Indenture Trustee shall establish and maintain a trust account (the "Collection Account") titled "The First National Bank of Chicago as Indenture Trustee, in trust for the registered holders of Revolving Home Equity Loan Asset-Backed Notes, Series 1997-1 and Capital Markets Assurance Corporation." The Collection Account shall be an Eligible Account. The Servicer shall on the Closing Date deposit into the Collection Account any amounts representing payments on, and any collections in respect of, the Initial HELOCs received after the applicable Cut-Off Date and prior to the Closing Date (exclusive of payments in respect of accrued interest due on or prior to such Cut-Off Date and with respect to interest payments on the Initial HELOCs, an amount equal to 25 days' interest on the Original Pool Balance, calculated at the weighted average Loan Rate), and thereafter the Servicer, or the Sponsor, as the case may be, shall deposit into the Collection Account within two Business Days following receipt thereof the following payments and collections received or made by it (without duplication):


               (i)  all collections on and in respect of the HELOCs;

               (ii) the amounts, if any, deposited to the Collection Account pursuant to Section 3.04;

               (iii) Net Liquidation Proceeds;

               (iv) Insurance Proceeds (including, for this purpose, any amount required to be credited by the Servicer pursuant to the last sentence of Section 3.04 and excluding the portion thereof, if any, that has been applied to the restoration or repair of the related Mortgaged Property or released to the related Mortgagor in accordance with the normal servicing procedures of the Servicer);

               (v) any amounts required to be deposited therein pursuant to
           Section 7.01;

               (vi) any amounts transferred from the Deferred Interest Account pursuant to Section 8.8 of the Indenture;

               (vii) amounts transferred from the Funding Account pursuant to Sections 8.7(c)(i) and 8.7(c)(iii)(C) of the Indenture;

               (viii) any Transfer Deposit Amounts; and

               (ix) any amounts drawn under the Policy pursuant to Section 4.02;

provided, however, that with respect to each Collection Period, the Servicer shall be permitted to retain from payments in respect of interest on the HELOCs, the Servicing Fee for such Collection Period. The foregoing requirements respecting deposits to the Collection Account are exclusive, it being understood that, without limiting the generality of the foregoing, the Servicer need not deposit in the Collection Account amounts representing Foreclosure Profits, fees (including annual fees) or late charge penalties payable by Mortgagors, or amounts received by the Servicer for the accounts of Mortgagors for application towards the payment of taxes, insurance premiums, assessments, excess pay off amounts and similar items. The Servicer shall remit all Foreclosure Profits to the Sponsor.

         The Indenture Trustee shall hold amounts deposited in the Collection Account as trustee for the Noteholders and for the Credit Enhancer. The Servicer shall notify the Indenture Trustee and the Credit Enhancer in writing on each Determination Date of the amount of payments and collections in the Collection Account allocable to Interest Collections and Principal Collections for the related Distribution Date. Following such notification, the Servicer shall be entitled to withdraw from the Collection Account and retain any amounts that constitute income and gain realized from the investment of such payments and collections.

         At the direction of the Servicer, the Indenture Trustee shall invest funds in the Collection Account in Eligible Investments. All income and gain realized from any investment in Eligible Investments of funds in the Collection Account shall be for the benefit of the Servicer and shall be subject to its withdrawal from time to time. The amount of any losses incurred in respect of the principal amount of any such investments shall be deposited in the Collection Account by the Servicer out of its own funds immediately as realized.

     Section 3.03. Withdrawals from the Collection Account. From time to time, withdrawals may be made from the Collection Account by the Servicer for the following purposes:

               (i) If not received by the Servicer pursuant to Section 3.02(b), to the Servicer as payment for its Servicing Fee pursuant to
         Section 3.08;

               (ii) To pay to the Servicer amounts on deposit in the Collection Account that are not to be included in the distributions and payments pursuant to Section 8.3 of the Indenture to the extent provided by the second to the last and the last paragraph of Section 3.02(b);

               (iii) To make or to permit the Paying Agent to make distributions and payments pursuant to Section 8.3 of the Indenture;

               (iv) Prior to the Collection Period preceding the Rapid Amortization Commencement Date, to pay to the Sponsor the amount of any Additional Balances as and when created during the related Collection Period, provided, that the aggregate amount so paid to the Sponsor in respect of Additional Balances at any time during any Collection Period shall not exceed the amount of Principal Collections theretofore received for such Collection Period;

               (v) To make deposits to the Funding Account pursuant to
         Section 8.7 of the Indenture;

               (vi) To pay to the Servicer any Liquidation Expenses not reimbursed prior to the deposit of Net Liquidation Proceeds to the Collection Account;

               (vii) Upon termination of the Trust, to make any payments required by Section 7.01.

         If the Servicer deposits in the Collection Account any amount not required to be deposited therein or any amount in respect of payments by Mortgagors made by checks subsequently returned for insufficient funds or other reason for non-payment it may at any time withdraw such amount from the Collection Account, and any such amounts shall not be included in the amounts to be deposited in the Collection Account pursuant to Section 3.02(b), any provision herein to the contrary notwithstanding.

     Section 3.04. Maintenance of Hazard Insurance; Property Protection Expenses. The Servicer shall cause to be maintained for each HELOC hazard insurance naming the Servicer or the related subservicer as loss payee thereunder providing extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such HELOC from time to time or (ii) the combined principal balance owing on such HELOC and any mortgage loan senior to such HELOC from time to time. The Servicer shall also maintain on property acquired upon foreclosure, or by deed in lieu of foreclosure, hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value from time to time of the improvements which are a part of such property or (ii) the combined principal balance owing on such HELOC and any mortgage loan senior to such HELOC at the time of such foreclosure or deed in lieu of foreclosure plus accrued interest and the good-faith estimate of the Servicer of related Liquidation Expenses to be incurred in connection therewith. Amounts collected by the Servicer under any such policies shall be deposited in the Collection Account to the extent called for by Section 3.02. In cases in which any Mortgaged Property is located in a federally designated flood area, the hazard insurance to be maintained for the related HELOC shall include flood insurance. All such flood insurance shall be in such amounts as are required under applicable guidelines of the Federal Flood Emergency Act. The Servicer shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a HELOC, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Servicer shall obtain and maintain a blanket policy consistent with prudent industry standards insuring against hazard losses on all of the HELOCs in an aggregate amount prudent under industry standards, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.04 and if there shall have been a loss which would have been covered by such policy, deposit in the Collection Account, as the case may be, the amount not otherwise payable under the blanket policy because of any deductible clause.

     Section 3.05. Assumption and Modification Agreements. In any case in which a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer shall exercise its right to accelerate the maturity of such HELOC consistent with the then current practice of the Servicer and without regard to the inclusion of such HELOC in the Trust. If it elects not to enforce its right to accelerate or if it is prevented from doing so by applicable law, the Servicer (so long as such action conforms with the underwriting standards generally acceptable in the industry at the time for new origination) is authorized to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Loan Agreement and, to the extent permitted by applicable law, the Mortgagor remains liable thereon. The Servicer shall notify the Indenture Trustee that any assumption and modification agreement has been completed by delivering to the Indenture Trustee an Officer's Certificate signed by a Servicing Officer certifying that such agreement is in compliance with this Section 3.05 and by forwarding to the Indenture Trustee or to the applicable Custodian, as agent for the Indenture

Trustee, the original copy of such assumption and modification agreement. Any such assumption and modification agreement shall, for all purposes, be considered a part of the related Mortgage File to the same extent as all other documents and instruments constituting a part thereof. No change in the terms of the related Loan Agreement may be made by the Servicer in connection with any such assumption to the extent that such change would not be permitted to be made in respect of the original Loan Agreement pursuant to the fourth paragraph of
Section 3.01(a). Any fee collected by the Servicer for entering into any such agreement will be retained by the Servicer as additional servicing compensation.

     Section 3.06. Realization Upon Defaulted HELOCs; Repurchase of Certain HELOCs. The Servicer shall foreclose upon or otherwise comparably convert to ownership Mortgaged Properties securing such of the HELOCs as come into and continue in default when, in the opinion of the Servicer based upon the practices and procedures referred to in the following sentence, no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.02;
provided that if the Servicer has actual knowledge or reasonably believes that any Mortgaged Property is affected by hazardous or toxic wastes or substances and that the acquisition of such Mortgaged Property would not be commercially reasonable, then the Servicer will not cause the Trust to acquire title to such Mortgaged Property in a foreclosure or similar proceeding. In connection with such foreclosure or other conversion, the Servicer shall follow such practices (including, in the case of any default on a related senior mortgage loan, the advancing of funds to correct such default) and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities. The foregoing is subject to the proviso that the Servicer shall not be required to incur any Liquidation Expenses or to otherwise expend its own funds in connection with any foreclosure or towards the correction of any default on a related senior mortgage loan or restoration of any property unless it shall determine that such expenditure will increase Net Liquidation Proceeds.

         In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Indenture Trustee, or to its nominee on behalf of the Trust.

         The Servicer, in its sole discretion, shall have the right but not the obligation to purchase for its own account from the Trust any HELOC which is 91 days or more delinquent. The price for any HELOC purchased hereunder (which shall be at a purchase price equal to the Loan Purchase Price thereof), shall be deposited in the Collection Account and the Indenture Trustee, upon receipt of a certificate from the Servicer in the form of Exhibit C-1 hereto, shall release or cause to be released to the Servicer the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the Servicer, in each case without recourse, representation or warranty, as shall be necessary to vest in the purchaser of such HELOC any HELOC released pursuant hereto and the Servicer shall succeed to all the Indenture Trustee's right, title and interest in and to such HELOC and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The Servicer shall thereupon own such HELOC, and all security and documents, free of any further obligation to the Indenture Trustee, the Credit Enhancer or the Securityholders with respect thereto.

     Section 3.07. Indenture Trustee to Cooperate. On or before each Distribution Date, the Servicer will notify the Indenture Trustee of the payment in full of the Asset Balance of any HELOC during the preceding Collection Period, which notification shall be by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 3.02 have been so deposited or credited) of a Servicing Officer. Upon any such payment in full, the Servicer is authorized to execute, pursuant to the authorization contained in Section 3.01, if the assignments of Mortgage have been recorded as required hereunder, an instrument of satisfaction regarding the related Mortgage, which instrument of satisfaction shall be recorded by the Servicer if required by applicable law and be delivered to the Person entitled thereto. It is understood and agreed that no expenses incurred in connection with such instrument of satisfaction or transfer shall be reimbursed from amounts deposited in the Collection Account. If the Indenture Trustee is holding the Mortgage Files, from time to time and as appropriate for the servicing or foreclosure of any HELOC, or in connection with the payment in full of the Asset

Balance of any HELOC, the Indenture Trustee shall, upon request of the Servicer and delivery to the Indenture Trustee of a Request for Release substantially in the form attached hereto as Exhibit C signed by a Servicing Officer, release the related Mortgage File to the Servicer and the Indenture Trustee shall execute such documents, in the forms provided by the Servicer, as shall be necessary to the prosecution of any such proceedings or the taking of other servicing actions. Such trust receipt shall obligate the Servicer to return the Mortgage File to the Indenture Trustee when the need therefor by the Servicer no longer exists unless the HELOC shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the trust receipt shall be released by the Indenture Trustee or such Custodian to the Servicer.

         In order to facilitate the foreclosure of the Mortgage securing any HELOC that is in default following recordation of the Assignments of Mortgage in accordance with the provisions hereof, the Indenture Trustee shall, if so requested in writing by the Servicer, execute an appropriate assignment in the form provided to the Indenture Trustee by the Servicer to assign such HELOC for the purpose of collection to the Servicer or to the related subservicer (any such assignment shall unambiguously indicate that the assignment is for the purpose of collection only), and, upon such assignment, the Servicer will thereupon bring all required actions in its own name and otherwise enforce the terms of the HELOC and deposit the Net Liquidation Proceeds, exclusive of Foreclosure Profits, received with respect thereto in the Collection Account. In the event that all delinquent payments due under any such HELOC are paid by the Mortgagor and any other defaults are cured, then the Servicer shall promptly reassign such HELOC to the Indenture Trustee and return the related Mortgage

File to the place where it was being maintained.

     Section 3.08. Servicing Compensation; Payment of Certain Expenses by Servicer. The Servicer shall be entitled to receive the Servicing Fee pursuant to Section 3.03 as compensation for its services in connection with servicing the HELOCs. Moreover, additional servicing compensation in the form of late payment charges or other receipts not required to be deposited in the Collection Account (other than Foreclosure Profits) shall be retained by the Servicer. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of all other fees and expenses not expressly stated hereunder to be for the account of the Securityholders) and shall not be entitled to reimbursement therefor except as specifically provided herein. Liquidation Expenses are reimbursable to the Servicer solely from related Liquidation Proceeds.

     Section 3.09. Annual Statement as to Compliance.

     (a) The Servicer will deliver to the Indenture Trustee, the Credit Enhancer and the Rating Agencies, on or before May 31 of each year, beginning May 31, 1998, an Officer's Certificate stating that (i) a review of the activities of the Servicer during the preceding fiscal year (or such shorter period as is applicable in the case of the first report) and of its performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all of its material obligations under this Agreement throughout such fiscal year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

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

     (b) The Servicer shall deliver to the Indenture Trustee, the Credit Enhancer and each of the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice by means of an Officer's Certificate of any event which with the giving of notice or the lapse of time or both, would become an Event of Servicing Termination.

     Section 3.10. Annual Servicing Report. On or before May 31 of each year, beginning May 31, 1998, the Servicer, at its expense, shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer) to furnish a report to the Indenture Trustee, the Credit Enhancer and each Rating Agency to the effect that such firm has examined certain documents and records relating to the servicing of mortgage loans during the most recent fiscal year then ended under pooling and servicing agreements (substantially similar to this Agreement, including this Agreement), that such examination was conducted substantially in compliance with the audit guide for audits of non-supervised mortgagees approved by the Department of Housing and Urban Development for use by independent public accountants (to the extent that the procedures in such audit guide are applicable to the servicing obligations set forth in such agreements) and that such examination has disclosed no items of noncompliance with the provisions of this Agreement which, in the opinion of such firm, are material, except for such items of noncompliance as shall be set forth in such report.

     Section 3.11. Annual Opinion of Counsel. On or before May 31 of each year, beginning May 31, 1998, the Sponsor, at its expense, shall deliver to the Indenture Trustee and the Credit Enhancer the applicable Opinion of Counsel specified in Exhibit B hereto.

     Section 3.12. Access to Certain Documentation and Information Regarding the HELOCS. (a) The Servicer shall provide to the Indenture Trustee, the Credit Enhancer, any Noteholders that are federally insured savings and loan associations, the Office of Thrift Supervision, successor to the Federal Home Loan Bank Board, the FDIC and the supervisory agents and examiners of the Office of Thrift Supervision access to the documentation regarding the HELOCs required by applicable regulations of the Office of Thrift Supervision and the FDIC (acting as operator of the SAIF or the BIF), such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer. Nothing in this Section 3.12 shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer to provide access as provided in this Section 3.12 as a result of such obligation shall not constitute a breach of this Section 3.12.

     (b) The Servicer shall supply information in such form as the Indenture Trustee shall reasonably request to the Indenture Trustee and the Paying Agent, on or before the start of the Determination Date preceding the related Distribution Date, as is required in the Indenture Trustee's reasonable judgment to enable the Paying Agent or the Indenture Trustee, as the case may be, to make required distributions and to furnish the required reports to Noteholders and to make any claim under the Policy.

     Section 3.13. Maintenance of Certain Servicing Insurance Policies. The Servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as master servicer hereunder and (ii) a fidelity bond in respect of its officers, employees or agents. Each such policy or policies and bond together shall comply with the requirements from time to time of the Federal National
Mortgage Association for persons performing servicing for mortgage loans purchased by such Association.

     Section 3.14. Reports to the Securities and Exchange Commission. The Indenture Trustee shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder. Upon the request of the Indenture Trustee, each of the Servicer and the Sponsor shall cooperate with the Indenture Trustee in the preparation of any such report and shall provide to the Indenture Trustee in a timely manner all such information or documentation as the Indenture Trustee may reasonably request in connection with the performance of its duties and obligations under this Section.

     Section 3.15. Tax Returns. In accordance with Section 2.09 hereof, the Servicer shall prepare and file any Federal, State or local income and franchise tax return for the Trust as well as any other applicable return and apply for a taxpayer identification number on behalf of the Trust as provided in Article V of the Trust Agreement, including, without limitation, forms 1099 and 1065. The Sponsor shall treat the HELOCs as its property for all Federal, State or local tax purposes and shall report all income earned thereon (including amounts payable as fees to the Servicer) as its income for income tax purposes. In the event the Trust shall be required pursuant to an audit or administrative proceeding or change in applicable regulations to file Federal, State or local tax returns, the Servicer shall prepare and file or shall cause to be prepared and filed any tax returns required to be filed by the Trust; the Indenture Trustee shall promptly sign such returns and deliver such returns after signature to the Servicer and such returns shall be filed by the Servicer. The Indenture Trustee shall also prepare or shall cause to be prepared all tax information required by law to be distributed to Noteholders. In no event shall the Indenture Trustee or the Servicer be liable for any liabilities, costs or expenses of the Trust, the Noteholders, the Certificateholders or the Note Owners arising under any tax law, including, without limitation, Federal, state or local income and franchise or excise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto or arising from a failure to comply therewith).

     Section 3.16. Information Required by the Internal Revenue Service Generally and Reports of Foreclosures and Abandonments of Mortgaged Property. The Servicer shall prepare and deliver all federal and state information reports when and as required by all applicable state and federal income tax laws. In particular, with respect to the requirement under Section 6050J of the Code to the effect that the Servicer shall make reports of foreclosures and abandonments of any mortgaged property for each year beginning in 1998, the Servicer shall file reports relating to each instance occurring during the previous calendar year in which the Servicer (i) on behalf of the Indenture Trustee acquires an interest in any Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a HELOC, or (ii) knows or has reason to know that any Mortgaged Property has been abandoned. The reports from the Servicer shall be in form and substance sufficient to meet the reporting requirements imposed by Section 6050J.

                                  ARTICLE IV

                            Servicing Certificate

     Section 4.01. Servicing Certificate. Not later than each Determination Date, the Servicer shall deliver (a) to the Indenture Trustee, the Statement to Noteholders required to be prepared pursuant to Section 8.5 of the Indenture and
(b) to the Indenture Trustee, the Sponsor, the Paying Agent, the Credit Enhancer and each Rating Agency a Servicing Certificate (in written form or the form of computer readable media or such other form as may be agreed to by the Indenture Trustee and the Servicer), together with an Officer's Certificate to the effect that such Servicing Certificate is true and correct in all material respects, stating the related Collection Period, Distribution Date, the series number of the Notes, the date of this Agreement, and:

               (i) the aggregate amount of collections received on the HELOCs on or prior to the Determination Date in respect of such Collection Period;

               (ii) the aggregate amount of (a) Interest Collections and (b) Principal Collections for such Collection Period;

               (iii) the Floating Allocation Percentage and the Fixed Allocation Percentage for such Collection Period;

               (iv) the Noteholders' Interest Collections and Principal Collections allocated to the Notes for such Collection Period;

               (v) the Certificateholders' Interest Collections and Certificateholders' Principal Collections for such Collection Period;

               (vi) Class A Note Interest, the Class A Note Rate and the Class S Note Interest for the related Interest Period;

               (vii) the amount, if any, of such Class A Note Interest or Class S Note Interest that is not payable on account of insufficient Noteholders' Interest Collections;

               (viii) the portion of the Unpaid Class A Note Interest Shortfall and the portion of the Unpaid Class S Note Interest Shortfall, if any, and the amount of interest on such shortfall at the Note Rate applicable from time to time (separately stated) to be distributed on such Distribution Date;

               (ix) the Unpaid Class A Note Interest Shortfall and the Unpaid Class S Note Interest Shortfall, if any, to remain after the distribution on such Distribution Date;

               (x) the Accelerated Principal Distribution Amount and the portion thereof that will be distributed pursuant to
          Section 8.3(a)(viii) of the Indenture;

               (xi) the Scheduled Principal Collections Distribution Amount, separately stating the components thereof;

               (xii) the amount of any Transfer Deposit Amount paid by the Sponsor pursuant to Section 2.03 or 2.05;

               (xiii) any accrued and unpaid Servicing Fees for previous Collection Periods and the Servicing Fee for such Collection Period;

               (xiv) the Loss Amount for such Collection Period;


               (xv) the aggregate amount, if any, of Loss Reduction Amounts for previous Distribution Dates that have not been previously reimbursed to Class A Noteholders pursuant to 8.3(a)(iv) of the Indenture;

               (xvi) the Pool Balance as of the end of the preceding Collection Period and as of the end of the second preceding Collection Period;

               (xvii) the Invested Amount as of the end of the preceding Collection Period;

               (xviii) the Class A Note Principal Balance, the Class S Notional Amount and Pool Factor after giving effect to the distribution on such Distribution Date and to any reduction on account of the Loss Amount;

               (xix) the Certificate Principal Balance after giving effect to the distribution on such Distribution Date;

               (xx) the aggregate amount of Additional Balances created during the previous Collection Period;

               (xxi) the number and aggregate Asset Balances of HELOCs (x) as to which the Minimum Monthly Payment is delinquent for 30-59 days, 60-89 days and 90 or more days, respectively and (y) that have become REO, in each case as of the end of the preceding Collection Period;

               (xxii) whether a Rapid Amortization Event has occurred since the prior Determination Date, specifying each such Rapid Amortization Event if one has occurred;

               (xxiii) whether an Event of Servicing Termination has occurred since the prior Determination Date, specifying each such Event of Servicing Termination if one has occurred;

               (xxiv) the amount to be distributed to the Credit Enhancer pursuant to Section 8.3(a)(v), Section 8.3(a)(vi) and
          Section 8.3(a)(ix) of the Indenture, stated separately;

               (xxv) the amount to be distributed to the Spread Account pursuant to Section 8.3(a)(vii) of the Indenture;

               (xxvi) the Guaranteed Principal Distribution Amount, if any, for such Distribution Date;

               (xxvii) the Credit Enhancement Draw Amount, if any, for such Distribution Date;


               (xxviii) the amount to be distributed to the Certificateholders pursuant to Section 8.3(a)(xiv) of the Indenture;

               (xxix) the amount to be paid to the Servicer pursuant to
          Section 8.3(a)(xi) of the Indenture;

               (xxx) the Maximum Rate for the related Collection Period and the Weighted Average Net Loan Rate;

               (xxxi) the total amount of funds on deposit in the Spread Account, the amount to be transferred from the Spread Account to the Collection Account pursuant to Section 4.03(b) and the applicable Spread Account Maximum;

               (xxxii) the Overcollateralization Amount after giving effect to the distribution to be made on such Distribution Date;

               (xxxiii) the number and Asset Balances of any HELOCs retransferred to the Sponsor pursuant to Section 2.07;

               (xxxiv) the amount of Principal Collections to be deposited in the Funding Account in respect of such Distribution Date pursuant to Section 8.7(a) of the Indenture;

               (xxxv) the amount on deposit in the Funding Account as of such Distribution Date and transfers of funds required by Section 8.7(c) of the Indenture;

               (xxxvi) the aggregate of the Asset Balances of the Subsequent HELOCs purchased on the related Subsequent Transfer Dates; and

               (xxxvii) whether the Distribution Date following the next Determination Date is expected to be a Subsequent Transfer Date and a reasonable management estimate of the aggregate Asset Balances of such intended Subsequent HELOCs.

The Indenture Trustee shall conclusively rely upon the information contained in a Servicing Certificate for purposes of making distributions pursuant to Section
8.3 of the Indenture, shall have no duty to inquire into such information and shall have no liability in so relying. The format and content of the Servicing Certificate may be modified by the mutual agreement of the Servicer, the Indenture Trustee and the Credit Enhancer. The Servicer shall give notice of any such change to the Rating Agencies.

     Section 4.02. Claims upon the Policy. (a) If, by the close of business on the Determination Date prior to a Distribution Date, the sum of Noteholders' Interest Collections, Principal Collections distributable to Noteholders, amounts available from the Deferred Interest Account, the Funding Account and amounts on deposit in the Spread Account are insufficient after the allocation of Certificateholders' Interest Collections and Certificateholders' Principal Collections in accordance with Section 8.3(c) of the Indenture to pay the Guaranteed Distribution on such Distribution Date, then the Indenture Trustee shall give notice (the "Note Policy Claim

Amount") to the Credit Enhancer by telephone or telecopy of the amount equal to the Credit Enhancement Draw Amount. Such notice of such sum shall be confirmed in writing to the Credit Enhancer at or before 2:00 p.m., New York City time, on the Business Day immediately following such Determination Date. Following receipt by the Credit Enhancer of such notice in such form, the Credit Enhancer will pay to the Indenture Trustee for deposit into the Collection Account the amount payable under the Policy on the later to occur of (i) 11:00 a.m. New York City time, on the Business Day next succeeding receipt of such notice and (ii) 11:00 a.m., New York City time, the Business Day immediately preceding the Distribution Date to which such deficiency relates.

     (b) The Indenture Trustee shall keep a complete and accurate record of the amount of interest and principal paid in respect of any Note from monies received under the Policy. The Credit Enhancer shall have the right to inspect such records at reasonable times during normal business hours upon one Business Day's prior notice to the Indenture Trustee.

     (c) The Indenture Trustee shall promptly notify the Credit Enhancer of any proceeding or the institution of any action, of which a Responsible Officer of the Indenture Trustee has actual knowledge, seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a "Preference Claim") of any distribution made with respect to the Notes. Each Noteholder by its purchase of such Notes, the Servicer, the Sponsor and the Indenture Trustee hereby agree that, the Credit Enhancer (so long as no Credit Enhancer Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to such Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Credit Enhancer shall be subrogated to the rights of the Servicer, the Sponsor, the Indenture Trustee and each Noteholder in the conduct of any such Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

     Section 4.03. Spread Account. (a) The Indenture Trustee shall establish and maintain a separate trust account (the "Spread Account") titled "The First National Bank of Chicago, as Indenture Trustee, in trust for the registered holders of Revolving Home Equity Loan Asset Backed Notes, Series 1997-1, Class A and Class S Notes and Capital Markets Assurance Corporation" The Spread Account shall be an Eligible Account. Amounts on deposit in the Spread Account will, at the direction of the Servicer, be invested in Eligible Investments as required pursuant to Section 2.05(a) of the Insurance Agreement maturing no later than the day before the next Distribution Date.

     All income and gain realized from any investment of funds in the Spread Account shall be considered part of the Spread Account. The Sponsor will report for Federal, state and local income tax purposes the income, if any, represented by the Spread Account.


     (b) On each Determination Date the Indenture Trustee shall determine (i) the extent to which Noteholders' Interest Collections and amounts available in the Deferred Interest Account pursuant to Section 8.8 of the Indenture are insufficient after the allocation of Certificateholders'

Interest Collections and Certificateholders' Principal Collections in accordance with Section 8.3(c) of the Indenture to make distributions as provided in clauses (i) and (ii) of Section 8.3(a) of the Indenture and (ii) the Guaranteed Principal Distribution Amount for the related Distribution Date. On each Distribution Date the Indenture Trustee shall withdraw from the Spread Account and deposit into the Collection Account the lesser of the amount on deposit in the Spread Account and an amount equal to the sum of the amounts, if any, determined in clauses (i) and (ii) of the preceding sentence as per the Servicing Certificate for such Distribution Date.

     (c) Following the termination of the Trust pursuant to Section 7.01 hereof or Section 12.1 of the Indenture, the Indenture Trustee shall withdraw all amounts then on deposit in the Spread Account pursuant to Section 2.05 of the Insurance Agreement. If on any Distribution Date the amount on deposit in the Spread Account exceeds the Spread Account Maximum, the Indenture Trustee shall withdraw such excess and distribute it to the Sponsor.

     Section 4.04. Effect of Payments by the Credit Enhancer; Subrogation. Anything herein to the contrary notwithstanding, any payment with respect to principal of or interest on any of the Notes which is made with monies received pursuant to the terms of the Policy shall not (for purposes of this subrogation provision only) be considered payment of such Notes from the Trust and shall not result in the payment of or the provision for the payment of the principal of or interest on such Notes within the meaning of Section 8.3 of the Indenture. The Sponsor, the Servicer and the Indenture Trustee acknowledge, and each Holder by its acceptance of a Note agrees, that without the need for any further action on the part of the Credit Enhancer, the Sponsor, the Servicer, the Indenture Trustee or the Certificate Registrar (a) to the extent the Credit Enhancer makes payments, directly or indirectly, on account of principal of or interest on any Notes to the Holders of such Notes, the Credit Enhancer will be fully subrogated to the rights of such Holders to receive such principal and interest from the Trust and (b) the Credit Enhancer shall be paid such principal and interest but only from the sources and in the manner provided herein for the payment of such principal and interest.

         The Indenture Trustee and the Servicer shall cooperate in all respects with any reasonable request by the Credit Enhancer for action to preserve or enforce the Credit Enhancer's rights or interests under this Agreement without limiting the rights or affecting the interests of the Noteholders and Certificateholders as otherwise set forth herein.

                                  ARTICLE V

                         The Servicer and the Sponsor


     Section 5.01. Liability of the Servicer and the Sponsor. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Servicer herein. The Sponsor shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Sponsor.

     Section 5.02. Merger or Consolidation of, or Assumption of the Obligations of, the Servicer or the Sponsor. Any corporation into which the Servicer or the Sponsor may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer or the Sponsor shall be a party, or any corporation succeeding to the business of the Servicer or the Sponsor, shall be the successor of the Servicer or the Sponsor, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 5.03. Limitation on Liability of the Servicer and Others. Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Trust or the Securityholders for any action taken or for refraining from the taking of any action by the Servicer in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties of the Servicer or by reason of reckless disregard of obligations and duties of the Servicer hereunder. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer and any director or officer or employee or agent of the Servicer shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Notes, other than any loss, liability or expense related to any specific HELOC or HELOCs (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of its reckless disregard of obligations and duties hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to duties to service the HELOCs in accordance with this Agreement, and which in its opinion may involve it in any expense or liability; provided, however, that the Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Securityholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust and the Servicer shall only be entitled to be reimbursed therefor pursuant to Section 8.3(a)(xi) of the Indenture. The Servicer's right to indemnity or reimbursement pursuant to this Section 5.03 shall survive any resignation or termination of the Servicer pursuant to Section
5.04 or 6.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination).

     Section 5.04. Servicer Not to Resign.  Subject to the provisions of
Section 5.02, the Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer or its subsidiaries or Affiliates at the date of this Agreement or (ii) upon satisfaction of the following conditions: (a) the Servicer has proposed a successor servicer to the Indenture Trustee and the Credit Enhancer in writing and such proposed successor servicer is reasonably acceptable to the Indenture Trustee;
(b) each Rating Agency shall have delivered a letter to the Indenture Trustee

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

and the Credit Enhancer prior to the appointment of the successor servicer stating that the proposed appointment of such successor servicer as Servicer hereunder will not result in the qualification, reduction or withdrawal of the then current rating of the Notes without regard to the Policy; and (c) such proposed successor servicer is reasonably acceptable to the Credit Enhancer, as evidenced by a letter to the Indenture Trustee; provided, however, that no such resignation by the Servicer shall become effective until the Indenture Trustee or successor servicer designated by the Servicer as provided above shall have assumed the Servicer's responsibilities and obligations hereunder or the Indenture Trustee shall have designated a successor servicer in accordance with Section 6.02. Any such resignation shall not relieve the Servicer of responsibility for any of the obligations specified in Sections 6.01 and 6.02 as obligations that survive the resignation or termination of the Servicer. Any such determination permitting the resignation of the Servicer pursuant to clause (i) above shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee and the Credit Enhancer. The Servicer shall have no claim (whether by subrogation or otherwise) or other action against any Securityholder for any amounts paid by the Servicer pursuant to any provision of this Agreement.

     Section 5.05. Delegation of Duties. In the ordinary course of business, the Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, or any subservicer referred to in Section 3.01, who agrees to conduct such duties in accordance with standards comparable to those with which the Servicer complies pursuant to Section 3.01. Such delegation shall not relieve the Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 5.04.

     Section 5.06. Indemnification of the Trust by the Servicer. The Servicer shall indemnify and hold harmless the Trust, the Owner Trustee and the Indenture Trustee from and against any loss, liability, expense, damage or injury suffered or sustained by reason of the Servicer's activities or omissions in servicing or administering the HELOCs that are not in accordance with this Agreement, including, but not limited to, any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim. Any such indemnification shall not be payable from the assets of the Trust. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof. The provisions of this Section
5.06 shall survive termination of this Agreement.

     Section 5.07. Indemnification of the Trust by the Sponsor. Notwithstanding anything to the contrary contained herein, the Sponsor (i) agrees to be liable directly to the injured party for the entire amount of any losses, claims, damages, liabilities and expenses of the Trust (other than those attributable to a Noteholder as a result of defaults on the HELOCs) to the extent that the Sponsor would be liable if the Trust were a partnership under the Delaware Revised Uniform Limited Partnership Act in which the Sponsor was a general partner and (ii) shall indemnify and hold harmless the Trust, the Owner Trustee and the Indenture Trustee from and against any loss, liability, expense, damage, claim or injury (other than those attributable to a Noteholder as a result of defaults on the HELOCs) arising out of or based on this Agreement by reason of any acts, omissions, or alleged acts or omissions arising out of activities of the Trust, the Owner Trustee or the Indenture Trustee, or the actions of the Servicer, including, but not limited to, amounts payable to the Servicer pursuant to Section 5.03, any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided that the Sponsor shall not indemnify the Owner Trustee or the Indenture Trustee (but shall indemnify any other injured party) if such loss, liability, expense, damage or injury is due to the Owner Trustee's or the Indenture Trustee's willful malfeasance, bad faith or gross negligence or by reason of the Owner Trustee's or the Indenture Trustee's reckless disregard of its obligations hereunder. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof.

     Section 5.08. Limitation on Liability of the Sponsor. None of the directors or officers or employees or agents of the Sponsor shall be under any liability to the Trust, the Owner Trustee or the Indenture Trustee or the Securityholders, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement and the issuance of the Notes; provided, however, that this provision shall not protect any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of the duties hereunder. Except as provided in Section 5.07, the Sponsor shall not be under any liability to the Trust, the Owner Trustee or the Indenture Trustee or the Securityholders for any action taken or for refraining from the taking of any action in its capacity as Sponsor pursuant to this Agreement whether arising from express or implied duties under this Agreement; provided, however, that this provision shall not protect the Sponsor against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties hereunder. The Sponsor and any director or officer or employee or agent of the Sponsor may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

                                  ARTICLE VI

                            Servicing Termination

     Section 6.01. Events of Servicing Termination. If any one of the following events ("Events of Servicing Termination") shall occur and be continuing:

               (i) Any failure by the Servicer to deposit in the Collection Account any deposit required to be made under the terms of this Agreement which continues unremedied for a period of two Business Days after the date upon which written notice of such failure shall have been given to the Servicer by the Indenture Trustee or to the Servicer and the Indenture Trustee by the Credit Enhancer or Holders of Notes evidencing Percentage Interests aggregating not less than 25%; or

               (ii) Failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Notes or in this Agreement, which failure continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Servicer by the Indenture Trustee or to the Servicer and the Indenture Trustee by the Credit Enhancer or the Holders of Notes evidencing Percentage Interests aggregating not less than 25%; or

               (iii) The entry against the Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

               (iv) The consent by the Servicer to the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

then, and in each and every such case, so long as an Event of Servicing Termination shall not have been remedied by the Servicer, either the Indenture Trustee, the Credit Enhancer or the Holders of Notes evidencing Voting Rights aggregating not less than 51% in each case with the consent of the Credit Enhancer, or the Credit Enhancer, by notice then given in writing to the Servicer (and to the Indenture Trustee if given by the Credit Enhancer or the Holders of Notes) may terminate all of the rights and obligations of the Servicer as servicer under this Agreement. Upon the occurrence of a Trigger Event as defined in the Insurance Agreement, the Credit Enhancer may, in its reasonable discretion, terminate all of the rights and obligations of the Servicer pursuant to the terms hereof. Any such notice to the Servicer shall also be given to each Rating Agency and the Credit Enhancer. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Notes or the HELOCs or otherwise, shall pass to and be vested in the Indenture Trustee pursuant to and under this Section 6.01; and, without limitation, the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each HELOC and related documents, or otherwise. The Servicer agrees to cooperate with the Indenture Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Indenture Trustee for the administration by it of all cash amounts that shall at the time be held by the Servicer and to be deposited by it in the Collection Account, or that have been deposited by the Servicer in the Collection Account or thereafter received by the Servicer with respect to the HELOCs. All reasonable costs and expenses (including attorneys' fees) incurred in connection with amending this Agreement to reflect such succession as Servicer pursuant to this Section 6.01 shall be paid by the predecessor Servicer (or if the predecessor Servicer is the Indenture Trustee, the initial Servicer) upon presentation of reasonable documentation of such costs and expenses.

         Notwithstanding the foregoing, a delay in or failure of performance under Section 6.01(i) for a period of two Business Days or under Section 6.01(ii) for a period of 60 days, shall not constitute an Event of Servicing Termination if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The preceding sentence shall not relieve the Servicer from using its best efforts to perform its respective obligations in a timely manner in accordance with the terms of this Agreement and the Servicer shall provide the Indenture Trustee, the Sponsor, the Credit Enhancer and the Noteholders and Certificateholders with an Officer's Certificate giving prompt notice of such failure or delay by it, together with a description of its efforts to so perform its obligations. The Servicer shall immediately notify the Indenture Trustee and the Credit Enhancer in writing of any Events of Servicing Termination.

     Section 6.02. Indenture Trustee to Act; Appointment of Successor. (a) On and after the time the Servicer receives a notice of termination pursuant to
Section 6.01 or resigns pursuant to Section 5.04, the Indenture Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof. Notwithstanding the above, if the Indenture Trustee becomes the Servicer hereunder, it shall have no responsibility or obligation (i) of repurchase or substitution with respect to any HELOC, (ii) with respect to any representation or warranty of the Servicer, and (iii) for any act or omission of either a predecessor or successor Servicer other than the Indenture Trustee. As compensation therefor, the Indenture Trustee shall be entitled to such compensation as the Servicer would have been entitled to hereunder if no such notice of termination had been given. In addition, the Indenture Trustee will be entitled to compensation with respect to its expenses in connection with conversion of certain information, documents and record keeping, as provided in Section 6.7 and 6.8 of the Indenture. Notwithstanding the above, (i) if the Indenture Trustee is unwilling to act as successor Servicer, or (ii) if the Indenture Trustee is legally unable so to act, the Indenture Trustee may with the consent of the Credit Enhancer (in the situation described in clause (i)) or shall (in the situation described in clause (ii)) appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer with all licenses and permits required to perform its obligations under this Agreement and having a net worth of not less than $15,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided that any such successor Servicer shall be acceptable to the Credit Enhancer, as evidenced by the Credit Enhancer's prior written consent, which consent shall not be unreasonably withheld; and provided, further, that the appointment of any such successor Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Notes by the Rating Agencies without regard to the Policy. Pending appointment of a successor to the Servicer hereunder, unless the Indenture Trustee is prohibited by law from so acting, the Indenture Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on HELOCs in an amount equal to the compensation which the Servicer would otherwise have received pursuant to Section 3.08 (or such lesser compensation as the Indenture Trustee and such successor shall agree). The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     (b) Any successor, including the Indenture Trustee, to the Servicer as servicer shall during the term of its service as servicer (i) continue to service and administer the HELOCs for the benefit of Securityholders and the

Credit Enhancer and (ii) maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.13. The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer (including, without limitation, any deductible under an insurance policy pursuant to Section 3.04), nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer of any of its representations or warranties contained herein.

     Section 6.03. Notification to Securityholders. Upon any termination or appointment of a successor to the Servicer pursuant to this Article VI or
Section 5.04, the Indenture Trustee shall give prompt written notice thereof to the Securityholders at their respective addresses appearing in the Note Register, the Certificate Register, the Credit Enhancer and each Rating Agency.

                                 ARTICLE VII

                                 Termination

     Section 7.01. Termination. (a) The respective obligations and responsibilities of the Servicer, the Sponsor and the Indenture Trustee created hereby (other than the obligation of the Indenture Trustee to make certain payments to Noteholders after the final Distribution Date and the obligation of the Servicer to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Indenture Trustee on the final Distribution Date pursuant to this Article VII following the later of (A) the Distribution Date following payment in full of all amounts owing to the Credit Enhancer and (B) the earliest of (i) the transfer, under the conditions specified in Section 7.01(b), to the Sponsor of the Noteholders' interest in each HELOC and all property acquired in respect of any HELOC remaining in the Trust for an amount equal to the sum of (w) the Class A Note Principal Balance,
(x) the sum of accrued and unpaid Class A Note Interest and Class S Note Interest through the day preceding the final Distribution Date, and (y) interest accrued on any Unpaid Class A Note Interest Shortfall or Unpaid Class S Note Interest Shortfall, to the extent legally permissible, and all amounts due and owing the Credit Enhancer, (ii) the day following the Distribution Date on which the distribution made to Class A Noteholders has reduced the Class A Note Principal Balance to zero and no other amounts are owed to the Class A Noteholders or the Class S Noteholders hereunder, (iii) the final payment or other liquidation of the last HELOC remaining in the Trust (including, without limitation, the disposition of the HELOCs pursuant to Section 12.1 of the Indenture) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any HELOC and (iv) the Distribution Date in August 2024; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the date of death of the last surviving descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof. Upon termination in accordance with clause (B)(i) of this Section 7.01, the Indenture Trustee shall execute such documents and instruments of transfer presented by the Sponsor, in each case without recourse, representation or warranty, and take such other actions as the Sponsor may reasonably request to effect the transfer of the HELOCs to the Sponsor.

     (b) The Sponsor shall have the right to exercise the option to effect the transfer to the Sponsor of each HELOC pursuant to Section 7.01(a) above on any Distribution Date on or after the Distribution Date immediately prior to which the Class A Note Principal Balance is less than ten percent (10%) of the Original Class A Note Principal Balance and all amounts due and owing to the Credit Enhancer for unpaid premiums and unreimbursed draws on the Policy and all other amounts due and owing to the Credit Enhancer pursuant to the Insurance Agreement, together with interest thereon as provided under the Insurance Agreement, have been paid.

     (c) The Sponsor, at its expense, shall prepare and deliver to the Indenture Trustee for execution, at the time the HELOCs are to be released to the Sponsor, appropriate documents assigning each such HELOC from the Indenture Trustee to the Sponsor and shall promptly record such assignments.

                                 ARTICLE VIII

                    Administrative Duties of the Servicer

     Section 8.01. Administrative Duties.

     (a) Duties with Respect to the Indenture. The Servicer shall perform all its duties and the duties of the Issuer under the Indenture. In addition, the Servicer shall consult with the Owner Trustee as the Servicer deems appropriate regarding the duties of the Issuer under the Indenture. The Servicer shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer's duties under the Indenture. The Servicer shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture. In furtherance of the foregoing, the Servicer shall take all necessary action that is the duty of the Issuer to take pursuant to the Indenture.

     (b) Duties with Respect to the Issuer.

               (i) In addition to the duties of the Servicer set forth in this Agreement or any of the Basic Documents, the Servicer shall perform such calculations and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to this Agreement or any of the Basic Documents or under state and federal tax and securities laws, and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to this Agreement or any of the Basic Documents, including, without limitation, pursuant to Sections 2.6 and 2.11 of the Trust Agreement. In accordance with the directions of the Issuer or the

         Owner Trustee, the Servicer shall administer, perform or supervise the performance of such other activities in connection with the HELOCs (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer or the Owner Trustee and are reasonably within the capability of the Servicer.

               (ii) Notwithstanding anything in this Agreement or any of the Basic Documents to the contrary, the Servicer shall be responsible for promptly notifying the Owner Trustee and the Indenture Trustee in the event that any withholding tax is imposed on the Issuer's payments (or allocations of income) to a Certificateholder (as defined in the Trust Agreement) as contemplated by this Agreement. Any such notice shall be in writing and specify the amount of any withholding tax required to be withheld by the Owner Trustee or the Indenture Trustee pursuant to such provision.

               (iii) Notwithstanding anything in this Agreement or the Basic Documents to the contrary, the Servicer shall be responsible for performance of the duties of the Issuer or the Sponsor set forth in
         Section 5.1(a), (b), (c) and (d) of the Trust Agreement with respect to, among other things, accounting and reports to Certificateholders (as defined in the Trust Agreement).

               (iv) The Servicer shall perform the duties of the Sponsor specified in Section 10.2 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Servicer under this Agreement or any of the Basic Documents.

               (v) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Servicer may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Servicer's opinion, no less favorable to the Issuer in any material respect.

     (c) Non-Ministerial Matters

 . With respect to matters that in the reasonable judgment of the Servicer are non-ministerial, the Servicer shall not take any action pursuant to this Article VIII unless within a reasonable time before the taking of such action, the Servicer shall have notified the Owner Trustee and the Credit Enhancer of the proposed action and the Owner Trustee and the Credit Enhancer shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include:


              (A) the amendment of or any supplement to the Indenture;

              (B) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the HELOCs);

              (C) the amendment, change or modification of this Agreement or any of the Basic Documents;

              (D) the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of Successor Servicers or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

              (E) the removal of the Indenture Trustee.

     (d) Exceptions. Notwithstanding anything to the contrary in this Agreement, except as expressly provided herein or in the other Basic Documents, the Servicer, in its capacity hereunder, shall not be obligated to, and shall not,
(1) make any payments to the Noteholders or Certificateholders under the Basic Documents, (2) sell the Trust Property pursuant to Section 12.1 of the Indenture, (3) take any other action that the Issuer directs the Servicer not to take on its behalf or (4) in connection with its duties hereunder assume any indemnification obligation of any other Person.

     (e) The Indenture Trustee or any successor Servicer shall not be responsible for any obligations or duties of the Servicer under Section 8.01.

     Section 8.02. Records. The Servicer shall maintain appropriate books of account and records relating to services performed under this Agreement, which books of account and records shall be accessible for inspection by the Issuer and the Indenture Trustee at any time during normal business hours.

     Section 8.03. Additional Information to be Furnished to the Issuer.
 The Servicer shall furnish to the Issuer and the Indenture Trustee from time to time such additional information regarding the HELOCs as the Issuer and the Indenture Trustee shall reasonably request.

                                  ARTICLE IX

                           Miscellaneous Provisions

     Section 9.01. Amendment. This Agreement may be amended from time to time by agreement among the Sponsor, the Servicer, and the Indenture Trustee, in each case without notice to or the consent of any of the Noteholders or Certificateholders, but only with the consent of the Credit Enhancer (which consent shall not be unreasonably withheld), (i) to cure any ambiguity, (ii) to correct any defective provisions or to correct or supplement any provisions herein that may be inconsistent with any other provisions herein, (iii) to add to the duties of the Sponsor or the Servicer, (iv) to add any other provisions with respect to matters or questions arising under this Agreement or the Policy, as the case may be, which shall not be inconsistent with the provisions of this Agreement, (v) to add or amend any provisions of this Agreement as required by any Rating Agency or any other nationally recognized statistical rating organization in order to maintain or improve any rating of the Notes (it being understood that, after obtaining the ratings in effect on the Closing Date, neither the Indenture Trustee, the Sponsor nor the Servicer is obligated to obtain, maintain or improve any such rating) or (vi) to comply with any requirement imposed by the Code; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, materially and adversely affect the interests of any Noteholder or any Certificateholder or the Credit Enhancer; and provided, further, that the amendment shall be deemed not to adversely affect in any material respect the interests of the Noteholders and the Certificateholders and no opinion referred to in the preceding proviso shall be required to be delivered if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Notes without regard to the Policy.

         This Agreement also may be amended from time to time by agreement among the Servicer, the Sponsor and the Indenture Trustee, with the consent of the Credit Enhancer and the Holders of the Notes evidencing Voting Rights aggregating not less than 51%, and the Holders of the Certificates evidencing Voting Rights aggregating not less than 51% (which consent of such Holders of Notes and Certificates given pursuant to this Section 9.01 or pursuant to any other provision of this Agreement shall be conclusive and binding on such Holder and all future Holders of such securities and of any security issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the security) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments on the Notes or distributions or payments under the Policy which are required to be made on any Note without the consent of the Holder of such Note or (ii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all then outstanding Notes and Certificates or (iii) adversely effect in any material respect the interests of the Credit Enhancer.

         Following the execution and delivery of any such amendment hereto or to the Policy, either the Sponsor, if the Sponsor requested the amendment, or the Servicer, if the Servicer requested the amendment, shall reimburse the Credit Enhancer for the reasonable out-of-pocket costs and expenses incurred by the Credit Enhancer in connection with such amendment.

         Prior to the execution of any such amendment, the party hereto requesting any such amendment shall furnish written notification of the substance of such amendment to each Rating Agency. In addition, promptly after the execution of any such amendment made with the consent of the

Noteholders, the Indenture Trustee shall furnish written notification of the substance of such amendment to each Noteholder and fully executed original counterparts of the instruments effecting such amendment to the Credit Enhancer.

         It shall not be necessary for the consent of Noteholders under this
Section 9.01 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Securityholders shall be subject to such reasonable requirements as the Indenture Trustee may prescribe.

         In executing any amendment permitted by this Section 9.01, the Indenture Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that such amendment is authorized or permitted hereby and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Indenture Trustee's own rights, duties or immunities under this Agreement or otherwise.

     Section 9.02. Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Indenture Trustee, but only upon direction of Noteholders accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Noteholders. The Noteholders requesting such recordation shall bear all costs and expenses of such recordation. The Indenture Trustee shall have no obligation to ascertain whether such recordation so affects the interests of the Noteholders.

         For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 9.03. Limitation on Rights of Noteholders. No Noteholder shall have any right to vote (except as provided in Sections 6.01, 7.01, and 9.01 herein and Section 12.1 of the Indenture) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Notes, be construed so as to constitute the Noteholders from time to time as partners or members of an association; nor shall any Noteholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         No Noteholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Indenture Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Notes evidencing Voting Rights aggregating not less than 51% shall have made written request upon the Indenture Trustee to institute such action, suit or proceeding in its own name as Indenture Trustee hereunder and shall have offered to the Indenture Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Indenture Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Noteholder with every other Noteholder and the Indenture Trustee, that no one or more Holders of Notes shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Notes, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Noteholders. For the protection and enforcement of the provisions of this Section 9.03, each and every Noteholder and the Indenture Trustee shall be entitled to such relief as can be given either at law or in equity.

         By accepting its Note, each Noteholder agrees that unless a Credit Enhancer Default exists, the Credit Enhancer shall have the right to exercise all rights of the Noteholder under this Agreement without any further consent of the Noteholder.

     Section 9.04. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. .

     Section 9.05. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, to (a) in the case of the Sponsor, Headlands Mortgage Securities Inc., 700 Larkspur Landing Circle, Suite 250, Larkspur, California 94939, Attention: Peter T. Paul,
(b) in the case of the Servicer, Headlands Mortgage Company, 700 Larkspur Landing Circle, Suite 250, Larkspur, California 94939, Attention: Gilbert MacQuarrie, (c) in the case of the Indenture Trustee, at the Corporate Trust Office, (d) in the case of the Credit Enhancer, Capital Markets Assurance Corporation Credit Enhancement, 885 Third Avenue, New York, NY 10022-4834,
Attention: Managing Director (telecopy number (212) 891-1456 or (212) 755-5477),
(e) in the case of Moody's, Residential Loan Monitoring Group, 4th Floor, 99 Church Street, New York, New York 10007, and (f) in the case of Standard & Poor's, 26 Broadway, New York, New York 10004, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Note Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Securityholder receives such notice. Any notice or other document required to be delivered or mailed by the Indenture Trustee to any Rating Agency shall be given on a best efforts basis and only as a matter of courtesy and accommodation and the Indenture Trustee shall have no liability for failure to deliver such notice or document to any Rating Agency.

     Section 9.06. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or the rights of the Holders thereof.

     Section 9.07. Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Sections 5.02 and 5.04, this Agreement may not be assigned by the Sponsor or the Servicer without the prior written consent of the Credit Enhancer and Holders of the Notes evidencing Percentage Interests aggregating not less than 66%.

     Section 9.08. Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Certificateholders, the Note Owners, the Credit Enhancer and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other Person will have any right or obligation hereunder.

    Section 9.09. Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 9.10. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     Section 9.11. Insurance Agreement. The Indenture Trustee is authorized and directed to execute and deliver the Insurance Agreement and to perform the obligations of the Indenture Trustee thereunder.

     Section 9.12. Nonpetition Covenant. Until one year plus one day shall have elapsed since the termination of the Trust in accordance with Section 7.01, none of the Sponsor, the Company, the Servicer, nor the Indenture Trustee shall petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Sponsor or the Trust under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Sponsor or the Trust or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Sponsor or the Trust.

                  IN WITNESS WHEREOF, the Sponsor, the Servicer and the Indenture Trustee have caused this Agreement to be duly executed by their respective officers all as of the day and year first above written.

                                       HEADLANDS MORTGAGE SECURITIES INC.,
                                       as Sponsor

                                       By /s/Becky Poisson
                                          -----------------------------------
                                          Name:  Becky Poisson
                                          Title:   Vice President

                                       HEADLANDS MORTGAGE COMPANY,
                                          as Company and Servicer

                                       By /s/ Kristen Decker
                                          -----------------------------------
                                          Name:  Kristen Decker
                                          Title: Senior Vice President

                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                           as Indenture Trustee

                                       By /s/ Richard Tarnas
                                          -----------------------------------
                                          Name:  Richard Tarbas
                                          Title:  Vice President


                        [Sale and Servicing Agreement]

State of  ________         )
                           ) ss.:
County of ________         )

                  On the ____ day of August, 1997 before me, a notary public in and for the State of ________, personally appeared _________________, known to me who, being by me duly sworn, did depose and say that he resides at ______________________; that he is the _____________________ of Headlands
Mortgage Securities Inc., a Delaware corporation, one of the parties that executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.

                                                     Notary Public

[Notarial Seal]

State of                   )
                           ) ss.:
County of                  )

     On the ____ day of August, 1997 before me, a notary public in and for the State of ________, personally appeared _____________________, known to me who, being by me duly sworn, did depose and say that he resides at _________________, ____________, ________ _____; that he is the ______________ of Headlands
Mortgage Company, a closely-held California corporation, one of the parties that executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation;
and that he signed his name thereto by like order.

                                                     Notary Public

[Notarial Seal]

State of                   )
                           ) ss.:
County of                  )

On the ____ day of August, 1997 before me, a notary public in and for the State of ________, personally appeared _________________, known to me who, being by me duly sworn, did depose and say that he resides at _______________, _______________ _____; that he is the _____________ of The First National Bank of Chicago, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                                     Notary Public

[Notarial Seal]

                                                          EXHIBIT A
                                                          ---------
                                HELOC SCHEDULE

            LOAN                                               LINE
           NUMBER       LAST NAME           FIRST NAME        AMOUNT

           424994         PIERCE          LOWELL,DEBORAH       43000
           454850        WILLIAMS          JEFFREY,JULIE       33000
           454893     MARTIN/SCHNEIDE        LEE/JEAN          37200
           454961         MILLER           RONALD,NANCY        31500
           454969        JERKUNICA            MARINKO          66000
           469356          PAULS           SANDRA,TERRY        18500
           469364         SAMUEL           BRIAN,TERESA        19000
           469373         BATZER          RICHARD,FRANCES      50000
           469387         SUMMERS             RICHARD          18700
           469912         BICKEL             DARRYL J.         59800
           469918          RONK            MICHAEL,CAROL       26200
           469982     GARCIA/SAHAGUN      ALEJANDRO/ANABE      44750
           470003          HAYES            PETER,CAROL        40350
           470179        JENKINSON             BRUCE           24750
           470233           EBY           WILLARD/SANDRA       18000
           473175         SOFFER               ROGER           75000
           475960          GALIE               DAVID           50000
           475982        WEITZMAN             STANLEY          10000
           476048     DAVIS-WHEATLEY           CORA            10000
           476076          ELSER          GLENDA,RUSSELL       25000
           476083         CONNICK            TOSHIE H.         80000
           476084          ALPER             WAYNE M.          15000
           476102         DELUCIA            VIRGINIA          30000
           476108          ROBB             CARL,TERRI         38000
           476113        WILLIAMS          EDWARD,GLENDA       26000
           476114           LO            CLARENCE,GIANG       30000
           476127          LUCKY               KARIN           50000
           476133        BUMANLAG            DEE,PERRY         23700
           476134        FIDDYMENT        JUSTIN,TAMARIE       16000
           476155       ZIGOUNAKIS        JERRY,ROSEANNA       29000
           476163          STEEB           GEORGE,BRENDA       18500
           476167           HU                 MARIA           14400
           476168        DAGENAIS          MIKE,MELANIE        13100
           476204          FITE              HADLEY D.         23300
           476246         CORRICK         KENDALL,RHONDA       19300
           476253        SAPIENZA         PHILIP,FRANCES       25000
           476272         YOLTON            MARK,KAREN         59900
           476277         TURNER           LEE,VIRGINIA        25000
           476278         LARSEN            RAY,GAYLYN         25200
           476279        LOCKWOOD         MALCOLM,PATRICI      30000
           476280        SULLIVAN         LEONARD,ELIZABE      35000
           476297           YI                KU,SUN           36200
           476298        VARGHESE          PLAVALIL,MARY       20000
           476302        MACDONALD        DOUGLAS,DIANNE       50000
           476313     MULLINS/MULLINS     ERSALENE/MICHAE      22300
           476315        ALEXANDER            TRILBY          100000
           476319         KUNNAS           DERRELL,NORMA       20000
           476323         DALTON           MICHAEL,LINDA       40000

           476329         CHEQUER          GLENN,BARBARA       50000
           476332          STOLL           JULIAN,MARTHA       30000
           476336       SNMDT/SNMDT         JAMES/RUTH         26000
           476337         JANULAW          ALBERT,SHARON       26000
           476338          BARRY             JUDITH A.         50000

           476342        MATSUHARA        GLENN,ELIZABETH      97000
           476343          BOYD             GROVER,OPAL        10000
           476344        KITOWSKI              KAREN           20000
           476350          MOUNT             CHRISTINE         26000
           476357       SANTA MARIA        RAYMOND,HERTA       30000
           476367        GONZALEZ         VIRGILIO,DAISY       27700
           476387        THOMPSON          DANIEL,JANET         8700
           476391         SCHELL           PATTON,SHARON       32000
           476396         BORGMAN          KENT/MICHELE        25000
           476398          COLE            JOHN,ROBINEVE       25000
           476399           UBL              JOSEPH L.         10000
           480588         GEDDES            RICHARD C.         28000
           480728          BEER               RAYMOND         100000
           480744      GAISER/MORGAN         ELIZABETH         50000
           480880         HERRON                KIM            34350
           480895          WAER           GEORGE,DEBORAH       24000
           481331          SMITH             LARRY D.          37500
           481840         MIGDAL               MARK           100000
           482381        RODRIGUEZ         RAMON N,LYDIA       46200
           484545        DEL CALVO            ALBERTO          40000
           484573         ZIRBEL                JAY            19000
           484614         HEWITT           ERIC,CYNTHIA        27700
           484643          ROSS              RHONDA R.         34500
           484657         CAMPOS             MARIO R.          68400
           484666      DRUGE/POWELL         DAWN/JANET         15500
           484671          CHOI              WON,DIAN          30000
           484672         PASSER           ANTHONY,SHARI       22500
           484682          BROWN          ROBERT,KIMBERLY      36000
           484689        BOSTWICK         DENNIS,MARILYN       31000
           484707          HAYES          ROGER,PATRICIA       35000
           484720         TONELLI             MICHAEL          13500
           484739       SHAHBAZIAN        RICHARD,F.LAMAR      57500
           484749         HOWARD               TERRI           22700
           484783     HERNANDEZ/TELLO      SERGIO/ANGEL        25000
           484789         KUNKLE          BRUCE,STEPHANIE      25500
           484794         BENDER              ROBERT           20000
           484801          VICK            WILLIAM,SUSAN       98300
           484809         BRIDGES         J.KEITH,COLLEEN      20000
           484819         JENSEN           BILLY,LAURIE        24500
           484825          YAHR            RAYMOND,KATHY       23200
           484834        MIKKELSEN             JOHN            75000
           484836       MC SKIMMING          DAVID B.          36400
           484839         ROBLES            ERNEST,MARY        31000
           485726         POLLARD         JEFFREY,ADRIEN      110000
           485864         PARDEE             KATHRYN E         35000
           486602         SNYDER           TROY,CAROLYN        16500

           487296       DUTRA/HAGEN        JOSEPH,MARINA       25000
           487527         COLLINS            NORMAN,JO         23500
           487536          PENNA          LOUIS,CHRISTINA      44300
           487557         PELTON              ROBERT          100000
           487565         HAFIZI            HESSAMEDDIN        33950
           487576         WANDER            HARRY,ILSE         37500
           487581          LOPEZ               BLAZ            19000
           487590         RANKIN           STEVEN,TERRIE       25000

           487632          WOJCIK            EDWIN,ANGELA       30000
           487637          RHEAD             KEITH,TAMMY        24000
           487680          BARTON          MICHAEL,KATHRYN      32200
           489055          SANTOS             ADAM,LINDA        50000
           489064         CORTESI            NEIL,ROSINA        40000
           489065          MORRIS          LANGDON,ELIZABE      41000
           489231           KIM                JONG,HYE         30000
           489232          WHITE           CHRISTOPER,KRIS      64500
           489241        MIDDENDORF        MATTHEW,CHRISTI      33000
           489250          NATHAN           LAWRENCE,RUTH       75000
           489282           LEE                YIH,SHWU        200000
           489293          OWENS           RICHARD,VALERIE      46800
           489313          HEYING            MONTY,DENISE       15000
           489344          HETZEL               GLENN           35000
           489353           LAM                 GEORGE          50000
           489387           COTT            BRIAN,SHRILEY       23000
           489397           CHAO               WILLIAM          54000
           489423          WIRTZ            KENNETH,MINDY       30000
           489484         BRACKETT         LAWRENCE,BERENI     100000
           489518           QUAN               WEYLAND         100000
           489520         RICHARDS            ELIZABETH        198750
           489527     CUNNINGHAM/GLUM      MARK,ANTOINETTE     154500
           489531        MATSUMOTO              KAZUYO          32600
           489706         ANDRADE          NICHOLAS,ANERID     129000
           489718           DABI             JAY,MARISSA        35000
           489732          PAPPAS                JOHN           43000
           489783          STOUT              JIM,PEGGY         85000
           489785        BIESINGER         STEPHEN,REBECCA      50000
           489827          NADER                 LORI           40500
           489840          CYREK                LESTER          46700
           489853          CARTER            CHARLES,GINA       28590
           489873          TARONI          MICHAEL,JENNIFE      37300
           489887          SMITH                ANDREW          29700
           490005        CEDARSTROM           ERIC,LORI         32000
           490018         JANISSE              ROBERT C         20700
           490024         MARTINO            ANTHONY,MARY       60000
           490040         WHITSON          CHRISTOPHER,SYL     150000
           490077          GRUDEN          JOSEPH,PATRICIA      37000
           490079         MERRITT           RAYMOND,SHERYL      24500
           490106         HAWRANEK            JOSEPH P.        100000
           490121         WILLIAMS             EDWARD           48500
           490135         SHOSTED              JAMES L.         24300
           490222         PIZURRO             GIOVAN B.         18150

           490239        MCCLELLAN           CRAIG/BECKY        22900
           490244          CLARKE             MARK/KAREN        50000
           490253         BULLOCK              JOHN R.          22200
           490261        DIBERNARDO        TONY,CYNTHIA JO      35000
           490280         OVERTON            ROBERT,NANCY       20250
           490296         MERIDITH           CARMEN,EDDIE       24700
           490297           TYRA            WILLIAM,CAROL       29500
           490316         VARHOLDT           VANCE,JULIE        30000
           490330         PHILLIPS           ARLENE,JOHN        11200
           490333          DUBOIS                JOHN           28900
           490334        VALDOVINOS              JOSE           12450

           490364          BOYLE           THOMAS,NANCY        21780
           490528          REYES               SONIA           30800
           490589       DOYLE/DIXON         JOSPEH/JANE        37200
           490791         ALTAFI            ABDI,LIELY        200000
           490795     SMITS-VAN OYEN          JOSEPH           35000
           490798       GARDENHOUR        PATRICK,ANDREA       56000
           490828        ANDERSON         ROBERT,KATHLEEN      58900
           490834       FIRENSHTEIN            SIMA            50000
           490838         BENDANA         LEONIDAS,ANITA       34500
           490873         MABANAG             HUBERT           29900
           490908          HAHN            BYUNG,SOPHIA        71000
           490916         GIORGIO          ANTHONY,LOREN      200000
           490930        CHAN/KWOK           SUNG,SIU          78100
           490935        BARITEAU          JOHN,LORETTA        60800
           490989         LICURSE         DAVID/PATRICIA       90000
           491012         SLOSEK           MICHAELINDA         85000
           491029         POULOS           WILLIAM/LAVON       20000
           491136          RUTH                GREGG          200000
           491142           WOO                JACKY           32400
           491148        RUDERMAN              JOAN           100000
           491159        OVERFIELD        SHERRILL/KENNET     196000
           491170           NG                YUKLUNG          50100
           491174          ALLEN               NOLAN           39300
           491178         LOFTUS               DORIS          100000
           491180         O'BRIEN            PATRICIA          50000
           491183     PHILIP/PIETROSK       BRETT,SUSAN        19200
           491185        WILLIAMS          CURTIS/SHARI        17000
           491207       VILLANUEVA         ARMANDO,MARIA       60300
           491213        GARIGLIO         STEVEN,CAROLYN       37500
           491215        FORCHELLI             JOHN            25900
           491217         BAMBURY           JOHN,DIANNE       100000
           491227          CHILD          CARROLL,NICOLE       34000
           491234        ANCHUNDO         ALEXANDER,CECEL      24700
           491237          DOYLE              THOMAS           36800
           491238         BARCLAY             JOHN A          100000
           491239     CASTELLI/CASTEL     PATRICK,TAMI/DO      18900
           491244     KRUEGER/HALPIN      CHRISTOPHER,LAU      37000
           491266          SMITH              CARRIE           18500
           491269        WILKINSON        WILLIAM,MARLENE      30000
           491279     CHRISTENSEN/LEE       STEVEN,JOHN        73500

           491283       WONG/LEONG        LAW YUET KIU/LI      75000
           491290         WASIAK          HENRY,VICTORIA       40000
           491295           NG                 ARLAN           40500
           491304         COHANIM          BABAK,REBECCA       35000
           491305          BAUM            DAVID,MARILYN      200000
           491306     CAVANAUGH/AGANO       GORDON,ANNE        40000
           491307        WINOGRAD              FRED           138000
           491311          DOYLE            ROY,LORETTA       100000
           491312     MIRANDA/MARCANO       MARTHA/ROSA        70000
           491313          STOCK           DALE,SUZANNE       110000
           491320      LANGLEY/GUYOL       JULIET,BRENEN       20000
           491321          CLEGG            DAVID,LINDA        38500
           491336          YUEN                HELEN           18000
           491339        ENGLEMAN         MAURICE,SHIRLEY      50000

           491341         MARTIN           ROGER,KIMALA        50000
           491363     PRATHER/HENDRIK     LAWRENCE/JULIE       60000
           491365      CONDON/BRANDT      JOHN,CHRISTINE       97800
           491367     SCHONKA/MATTHEW      RICHARD/SUSAN       80000
           491369        WOODWARD            JOHN,MARY         50000
           491376          OHLY             ANNE MARIE         27700
           491379         RIESAU               SUSAN           20000
           491380          WELCH            HARRY,JANA         66600
           491381         POWERS             MATTHEW D        200000
           491383        REINHOLD              KAREN          100000
           491387          ROSSI            ANNE MARIE         75000
           491390           FOX                DAVID           40000
           491392         SOLHJOU         HOUSHANG,AKRAM       90100
           491568       DOWLATSHAHI       BAHRAM,MONIQUE       35700
           491671         JENKINS          WILLIAM,DEBRA       25000
           491877        CRAYTHORN         ROBERT,TERESA       40000
           491979          WRAGG          THOMAS,PATRICA       34900
           492055          WEISS              GEORGE           91500
           492163         LARSON              SUSAN C          24400
           492181        WICKSTROM         JAMES,GLENDA        73500
           492199         BEEDIE             VIRGINIA          12500
           492267     MCDONALD/JOHNSN     EDWARD,ELIZABEH     100000
           492272          JONES            STEVEN,GERI        50000
           492306         MCLEAN             P. SCOTT         160400
           492314          DIAZ            MANUEL,IRENE        33000
           492332         SEDLOFF         MICHAEL,JANICE       50000
           492358         PARKER            DAVE,SARAH         31500
           492373     WEAVER/DEANGELO     JAMES,MARYANNE       42000
           492382          DIAZ             PAUL,ARMIDA        30400
           492385         FIGONE            MARY,DAVID         49700
           492388        WILLIAMS             BONNIE           50000
           492618         WORDEN            DALE,ELINOR        47000
           492651         ROBERTS          JAMES,MARILYN       75000
           492887           LI               KAM,ANNA          41000
           492929         ALVAREZ           FREDDY,NORA        41000
           493040          OLOW              JONATHAN          68000
           493068         MORGAN           STACEY/KEVIN        27000

           493207         SERRATO            DAVID,ANN         75700
           493210        BOTTFELD              JOSH            54000
           493348         TALLEY          CHARLES,CHRISTN      38000
           493455          BROWN            SCOTT,LENA         16500
           493473       MAHER,SMITH       TIMOTHY,SHARON       76000
           493496       MCKITTRICK            JAMES E          70000
           493506          FITCH          CHRISTIPHER E.       15000
           493529          DAVIS          CHRISTOPHER J.       20000
           493531          PAYNE           PAUL,ANGELLA        32000
           493552          CHASE           MICHAEL,LINDA      100000
           493555         WILSON              ROBERT           43000
           493596          OLSON             TERRENCE          79900
           493602         PIERCE              PAUL G           40000
           493603         BENNETT             LOIS J.          25000
           493611        DICKINSON        ALLAN,CHARLENE      150000
           493616          WELSH           ROBERT,LESLEY       60000
           493627         JERSTAD            LUTHER G.        100000

           493631        GUNDERSON        WILLIAM,TRACEY       50000
           493679         DENNIS           LARRY,MARILYN       16400
           493774          DODGE            ALLEN,SUSAN        26100
           493789          FORD             WILLIAM A.         15000
           493833       IHANDER/DAY          FREDERICK         21000
           493848         TOMASI          BARBARA ROBINS       35000
           493856         ROBERTS          BRIAN,KRISTI        50000
           493859          HAAS             JAMES,JANET        10000
           493880          OLSON            MARK,RHONDA        25000
           493900         HOSFORD           STEVE,NORMA        20000
           493905          HILL            ANTHONY,KASEY       11300
           493912         BOGUCKI           DAVID,KAREN       200000
           493959          MAYO              ANDREW J.        136000
           493966        GARRISON           MARK,CYNDI         39300
           493993          CROFT           STEVEN,DONNA        98700
           493995         BARNARD           KENNETH RAY        16900
           494002          HALL                ERIC            30000
           494017         OCHSNER             KURT D.          15000
           494034        HURLBUTT             MATHEW           13500
           494039        WILLIAMS           CHRISTOPHER        22500
           494053         BENNETT         WILLIAM,PAMELA       20000
           494057        SANDERSON        ROBERT,BARBARA       25400
           494060          MADER          SHlRLEY,EDWARD       65000
           494091         TARAYLO             LYUDVIK          18200
           494092         YARNALL             LORALYN          39300
           494112        BAGGERLY            CLAY,LISA         95000
           494129        HURLBUTT           FRANK,BECKY        56000
           494151          CUTTS            AARON,DEANNA       37100
           494199         MACHUCA         FERNANDO,PEGGY       40000
           494221       NASCIMENTO          PATRICK N.         36700
           494233        JACOBSON            MICHAEL C         40000
           494235          LOVE            STANLEY,KAREN       89900
           494238         TEXLEY             JEROME L.         20500
           494241          LOWE           WILLIAM ROURKE       31500

           494260          BUSS              STEVEN R.         47200
           494271          SMITH             JEFFREY A         50000
           494276          HICKS           JAMES,CONNIE       100000
           494279         PETTIT           DOUGLAS,JUDY        21200
           494310        RICHARDS          WILLIAM,TAMI        31500
           494313         RINGER             RONALD B.         33600
           494314         MEPHAM              THAD H.          25000
           494315        RODRIGUEZ            CARL R.          50000
           494338         WILSON             AARON G.          39700
           494340         KINGERY          CATHERINE A.        43900
           494351         MARSDEN           DIANA LYNN         90000
           494358          DIXON            RICHARD L.         33500
           494361          JONES              ADAM L           61400
           494364         BLAHUTA               LES           110000
           494365         ALAYAN               AMIR            50000
           494371     POLLOCK/BENNETT       GORDON/ANNE        27700
           494513        RODRIGUEZ         MARC,MICHELLE       32700
           494520      GIDAYA/BONDAD      ERNESTO/CLEOTIL      76800
           494875         KAPASI          SAIFUDIN,SALMA       25700
           494903        NISHIJIM         YUKIHIKO,KEOTA       50000

           495021     SAD-SASUD/RAYNE       NEDJI/ILANA        41600
           495032         MURRAY            MARK,PAMELA        74800
           495102          ROSS              GWENDOLYN         47000
           495118        MUGGERUD              LARRY          200000
           495122       HERKENHOFF         LAURA,MARTIN        50000
           495155         FLUEGEL          DONALD,JULIE        40000
           495170         GURNEY              DARRELL          31500
           495175        KATSENES           CHRIS,SUNJA        20800
           495181          DUTRO           FRANK,LETICIA       23900
           495218          RESS             GARY,RAISA         45200
           495241           VO                HAI VAN          26200
           495271         UEHARA          HISASHI,SAYOKO       59500
           495358          COHEN            JOSEPH,SARA        37500
           495366         LUDTKE            JIM,SHARON         15000
           495402          RADLO              EDWARD           45500
           495406       LINDEKUGEL          ARTHUR,IVA         10000
           495416        MARDESICH          JOHN,CHERYL        20000
           495417         JAMERO           PETER,TERESA        18900
           495419          GRAY               THOMAS           13000
           495424        WILLIAMS            THOMAS G.         50000
           495427          WELSH           ANDREW,SUSAN        20000
           495430          HICKS              KATHYE           28000
           495433          SMITH             TODD,KEVY         50000
           495440       COLABIANCHI        VINCENT,LAURA       50000
           495446        THOMPSON           BURTON,SUE         20000
           495457        CHRISTOFF             CARL            40000
           495468     MENDELSOHN/CARR     BARBARA,KEVIN        40000
           495476          BOLTE            CARL,WENDY         50000
           495477           GAY             DAVID,TONI         17000
           495480        MCGIVERN            KEVIN P.          25000
           495481         WALTERS             DON P.           11800

           495482          LUTON             LINDA S.          12000
           495485         THOMAS               JOHN            10000
           495486          BAUGH            HENRY,JANE         50000
           495489         JENKINS          DANIEL,SHARON       43000
           495491        STEINMAN          IRVING,DIANE       200000
           495493         BENNETT         MICHAEL,CYNTHIA      15000
           495495       ROSENGARDEN            MARK            30000
           495500          WHITE           ANTHONY,LORIE       20000
           495501         BYLSMA          ROBERT,MARLENE       30000
           495504       LOCK/JOVIN          JANE/KAREN         10000
           495508          HOWIE            LARRY,CATHY        28000
           495509        CESPEDES            LUIS,FLOR         27000
           495510         FOWKES                KEN            50000
           495512         SCHAFER         DANIEL,DEBORAH       25000
           495517        FISICARO           MIKE,TAMMY         18000
           495526     STEINBERG/ALEXA     ALEXANDER/MARIN      30000
           495530        LARRISON          DONALD,TRUDI        20000
           495531         BLADOW           RONALD,IRENE        25600
           495532          HENRY          ADRIAN,PATRICK       27300
           495535        HARRISON          LARRY,SANDRA        15000
           495536       FARNSWORTH          CAROL,JOHN         25000
           495538        MCDONALD           RALPH,JANET        60000
           495543        DERGOSITS        MICHAEL,MONICA       68000

           495549         CAZIER            DAVID,JULIE        10000
           495553           WU               CHIH,LISA         50000
           495560        LINDBLOM              JAMES           10000
           495563          JONES          MATTHEW,CYNTHIA      30000
           495571        MELNICOE          JOHN,MARILYN        20000
           495572         JAYYUSI          GHASSAN,RANDA       30000
           495584         SANCHEZ             KENNETH          38000
           495585        COSTELLO            JOHN,LISA         25000
           495589          BREW           JULIAN,ALEXANDR      69900
           495590         DILLARD             ROBERT           35000
           495591       STRICKLAND         BRUCE,ROBERTA       27000
           495593         ARENDS           CARL,VERONICA       45000
           495601         MURPHY                DAN            25000
           495604          LONDO           ROBERT,JULIE        50000
           495606        GILCREST          STEVEN,DIANE        40000
           495607         GIRLING              DAVID          100000
           495608         TENNANT           CARL,SHARON        30000
           495610        SCHAFFLER         RONALD,NANCY        39000
           495614         METZGAR              JEAN            25000
           495618        TSUI/JOE           SAI,SANDRA         39000
           495619          CROSS               CROSS           38300
           495621          WIGHT          BARBARA,RICHARD      32000
           495623        TRUESDELL         WILLIAM,DONNA       42000
           495626          MCHAM           ROBERT,PAMELA       30000
           495627          SINKS           DAVID,SANDRA        15000
           495628      REEDER/CROSS       STEVEN/KENNETH       59300
           495629          SMITH          WILLIAM,MARIAN       30000
           495633         WORTMAN         WILLIAM,LAURIE       20000

           495636          GARZA          RlCHARD,JACKIE       32000
           495638         RIGAUD           DANE,DEBORAH        25000
           495639          MOORE            ARLAN,NIKKI        50000
           495640        WHITEMAN          JOHN,JULIENNE       15000
           495641          DANG           PRITHVI,TEJINDE      47700
           495642        FIORILLO           ROBERT,LORI        10000
           495646           FAY              MADELINE          50000
           495647        LAVERGNE             ARNETT           26000
           495650         GARNER            ARNOLD,FERN        15000
           495652          TREJO           MUCIO,MARTHA        40000
           495653          KRELL           NICK,CHRISTY        68000
           495656          TAHIR            KARNA,EMILY        50000
           495658          RICK            STEVE,BARBARA       10000
           495659          ELLIS            LARRY,CAROL        31000
           495663         SOKOLIK         KONSTANTINE,JER     186000
           495664       GRINDSTAFF         DAVID,JUANICE       23500
           495667          KLEIN               LINDA          100000
           495669       CRANE-PERRY        LESLIE,GEORGE       36700
           495670         GARCIA          MARIO,ANA LIDIA      20000
           495671     MULLIGAN/KIESCH     MARIE/MEREDITH      150000
           495675          KING             BOB,ROBERTA        36700
           495677          TONG           LAWRENCE,PEGGY       15000
           495683         RAFTERY         COLMAN,BRIDGENE      47000
           495684         MARANO            RALPH,DORIS        34300
           495687        CHANDLER          ROBERT,MITZI        19000
           495688         GRAHAM           WILLIAM,JULIE       25000

           495691         MERCER          CHARLES,PAULETT      30000
           495696        SLONIKER              FRANK           44400
           495700         MERRILL         NORMAN,JOLAINE       84000
           495703     CAPLE-PAYREDER        ALAN,NANHUI        35000
           495704         KEENEY           MARK,DEBORAH        28000
           495706         MCBRIDE         MICHAEL,REBECCA      62700
           495707          RIDD               MICHAEL          45600
           495708        CALLAHAN             COLLEEN          32900
           495709      SINKIN/ANTRIM      RICHARD,MERRILE      50000
           495712       ALTAMIRANO          JOE,AMANDA        116000
           495721          ULVE                WENDY           50000
           495723        STEENMAN           JOHN,JANINE        20000
           495727     BRAND/SOBRASKA      JEFFREY,CAROLYN      20000
           495728        HEERSINK         ROLAND,ELIZABET      56000
           495730          ZABIT              WILLIAM         127000
           495733          GABAI               MORAD           40000
           495735         ZAHEER           IQBAL,NAHEED       100000
           495736         HOLMES           DEAN,CAROLYN        20700
           495737        PHILLIPS          ROBERT,JAYME        24300
           495777         PSITAS              GEORGE           60000
           495787         MELTON                JAN            25000
           495815     LOEFFLER/BLESSU       JOAN/CATHY         37100
           495842        CHU/HUANG          WILLIAM/SHU        30000
           496437        MONILLAS         INOCENCID,NORM       19400
           496504        COLLINGS           DONALD,BETH        16500

           496514     MOORE/PETTYJOHN     DARYL,URSULA/GR      25400
           496643          MARTZ           MAXWELL,PEGGY       66400
           496713         SHELTON          ROBERT,LESLIE       47200
           496746         ROBERTS          KENNETH,JANET       46000
           496783          PINES           ALVIN,KATHLEEN      23250
           496851          MINGE           LAWRENCE,LESLE      18800
           496872         RICHEY               LAURA           30000
           496882           RAY           FREDERICK,ARLE       79000
           496913        HINKOFER         JOSE,ELIZABETH       45000
           496933         HERMAN               LLOYD           39700
           496950         ASHLEY           CAROL,MICHAEL       33700
           496953         ROBERTS          STEVEN,LADONNA      70000
           496963        DINWIDDIE          MARK,DARCY         37500
           497003      BARNES/INMAN        LARRY,JERRIE        12500
           497027         HINTON          BRENDA,RICHARD       20000
           497068        KNATTERUD          KENT,LYNELL        20000
           497098        HIRSCHMAN           DON,LESA          50000
           497101          SHIN               GIL,JIN          25000
           497108         MALONE           JOHNY,THERESA       40000
           497116         REASBY            HAROLD,RUBY        25000
           497120          CHOI              WAN,YOUNG         50000
           497126          CHENG            ALLEN,YEH          50000
           497205          RULE             W ALEXANDER        34300
           497223         CHEIKY           ERNEST,LINDA        18000
           497262          KRAL              KRAVOMIL          50000
           497291        BISTLINE           ARTHUR,AMY         36000
           497380         COSENS            KEVIN,JUDY        160400
           497451         WALLACE           WADE,LYNNE         25000
           497472     CEREVANTES/JACA       MANUEL/JACA        39300

           497510         KASSEN          WILLIAM,SUZANN       45600
           497586         NASRAH             NASSER I.         10300
           497601        SANDOVAL             VICTOR           41500
           497604          ERBA           DENNIS,KATHLEEN      67000
           497644          KWONG           WILLIAM,IVY         78000
           497658         WRIGHT            MICHAEL E.         25400
           497675         HOFLING           BARBARA K.         54600
           497686       LEDGERWOOD             GAYLE           42400
           497689         SPITZER             DOUGLAS          41400
           497706          DAVIS           RICHARD,LISA        25100
           497711         DESOUZA         NEWERTON,SANDRA      18400
           497724        NEELY,MD              JOANN           60000
           497728      GREWALGREWAL       SURJIT/HARBANS       50000
           497746          ROWE              THOMAS J.         50000
           497759       DELLENBACH         ROBERT/AMELIA       60600
           497773        MOSKOWITZ            BARBARA          49500
           497830         FINLEY             CONSTANCE         58400
           497846     COURTNEY-THURMA       ANN/THERESE        29000
           497852         BENETTI         STEVEN,VIRGINIA      50000
           497870        BUCHOLTZ           ANNA MARIE         33400
           497883          WALSH               KEVIN          108000
           497886         GARCIA               NOVAR           20400

           497890         PULVINO             ROBERT           15000
           497911          PRUSS           MICHAEL,IRINA       32000
           497920     DURRANT/HUMPHRE     ROBERT,CHRISTIN      43600
           497924         CHAVEZ          ROBERT/MARY ANN      42000
           497936        STESSMAN           AARON,JAN          28500
           497937         DEBLOCK           ERIC/EVELYN        42500
           497970         RONAYNE          MARK,BARBARA        70000
           497980      STUBBLEFIELD            NANCY           37200
           498022       RAMOS/MEZA          JOSE/SANDRA        12000
           498029         PARSONS          RYAN,MICHELE        38100
           498040        BADRIYEH          KHALIL,NAJAT        69800
           498044         WALTON              DELORES          40000
           498056         BENTLEY             JEFFREY          19500
           498069         BACICH           RICHARD/JUDY        50000
           498098        COURTNEY           JEREMIAH S         22800
           498099         SEARLS              JEFFREY          28500
           498100       KATAGIHARA        ELTON/MERCEDES       40500
           498117         MILLER          DAVID/KIMBERLY       25000
           498121     FRIEDMAN/PERRY      JEROME,GRAHAME       40000
           498129          FERM           B.RICHARD,TRACY      65200
           498132        HENDERSON             LARRY           24700
           498144          RATRA          BIRINDER,SURIND      28800
           498268      WHITE/KRESPI       CHRISTINE/MICHE      50000
           498300          BOWER                ANN            35500
           498317     RONALD/BLOOMING     SETH/CHRISTINE       42700
           498416         SPECTOR          SIDNEY,PENNY        95000
           498489        IPPOLITO           VICTOR,JILL        36500
           498503         PARKER           RONALD,HOLLY        33000
           498509         VENEGAS          JEFFREY,WENDY       52500
           498534          BROWN              TIMOTHY          46000
           498544        FIGUEROA           DAVID,WANDA        40000
           498577         FOSTER           ROBERT,PATSY        18500

            498583        MANSFIELD          SHELLEY          37500
            498617          STANT        GEORGE,MAUREEN       88000
            498634        GENTZKOW            GARY            40200
            498647         WOLLONS         PETER,KAREN       143000
            498653        MCCAFFREY       THOMAS,KAREN        13800
            498657         KLEBAN        MICHAEL,SANDRA       58500
            498667          MARTA         ALBERTO,MARIA       46900
            498710          SAGE         KIMBALL,STARLA       36000
            498714         WILSON             JACK            40000
            498726         JOHNSON       MICHAEL,ANDREA       14000
            498735        RADOMSKI       KENNETH,SHERYL       35600
            498741        REITMEYER          JANICE           59900
            498750        GLOCKZIN         JANICE,GARY        21900
            498753         FRAZIER        FRANK,CONNIE        15000
            498755         ECKERT         DAVID,JANICE        30900
            498760      WOLKOYS/MASI     RONALD/LORRAINE      26800
            498800         ATWOOD        DANNY,KATHERINE      39000
            498813      APPELCOLLINS      HOWARD,LOREEN      138000
            498821          BAIRD          SCOTT,LINDA        49500

            498845         MARADEN       RICHARD,MARGARE      25500
            498853          POST              DAVID           50000
            498858         KRUEGER         SCOTT,DIANA        32000
            498861          BEALE           IVOR,JEAN         45000
            498862         TANNER         HARRY,CHERYL        40000
            498864        ANDERSON           DOUGLAS          18900
            498885          PAEZ          JOHN,THERESA        25000
            498886         BUTLER         WILLIAM,LAURA       33300
            498888          SMITH             LINDA           35000
            498922          SARNO            ROMULO           47300
            498924         SYKORA         MIROSLAV,ANN       100000
            498925         SHERMAN         BRIAN,JULIE        32000
            498927          DAVIS            JEANNE           49200
            498929          RUPPE        DANIEL,STEPHANE      76000
            498936      TORRES-FRANKS       RACHELLE          19700
            498940         WHEELER           KENNETH          46300
            498946         WILSON        DONALD,PATRICIA      33000
            498948        LAZZARINO      ANTONIO,SANDRA       94200
            498955         MORGAN        MICHAEL,LOURDES      59000
            498962         GURRERO        JAMES,THERESA       50000
            498969          BLOCK        GERALD,JOSEPHIN     100000
            498972          WEBER            GERALD           48700
            498974        MARTINEZ         RANDY,CAROL        19000
            498975         ELLIOTT           DEBORAH          34800
            498977           BOW             WALLACE          37250
            498978         SIMMONS         BERT,BETTY         32000
            498984         HERRICK           JEFFREY          50000
            499014        VON OSTEN        JAMES,JUDY         26900
            499015          BAJOR         SANDOR,MARTA        75000
            499018         YUTSUS            THERESA          24000
            499088       EISENHAUER       LAWRENCE,TONI       50000
            499089          PRICE            DENNIS           72500
            499103        FELICIANO          JOE,ANN         150000
            499111        RODRIGUEZ           RIGO            25500
            499114         BARMER           PATRICIA          25400

           499139        MCLELLAN           LOUIS,NORMA        59900
           499142          BABLA            HARISH,VENU        39000
           499150         CRUEGER           LEIGH,NANCY       200000
           499155         BATTLE           CARLOS,JOHANA       30000
           499162          YOUNG           RICHARD,RENEE       25000
           499166        ROEHMANN           CLAUS,JOAN         21100
           499174          WARD            JEFFREY,GINA        90000
           499178          WHITE             AJ,DARLA          16000
           499198        GREENWALD         LOWELL,ALICIA       59900
           499206         DALTON           KEVIN,LAURIE        23800
           499214          WILES            DAVIE,GINA         43400
           499224       DOMBROWSKI            THOMAS           75000
           499229         MORRISS          ROBERT,VICKI        50000
           499233         MARIEF           MUKLES,DELMAR       20000
           499236       BARDENHEIER          JEAN,ANKE         58800
           499243         PORCARO         MICHAEL,CHERYL      100000

           499247         PLACEK           KAREL,LIBUSE        67500
           499252        MCANALLY          JEFFREY,SUSAN       48900
           499265          PAYNE           STEPHEN,KATHY       46000
           499272         GROVES          STEPHEN,JUANITA      30000
           499299          BROWN              ROBERT           31000
           499302         FREGEAU          DANIEL,JULIA        44000
           499305        STAHOVICH          JOE,MARCIA        150000
           499309         TAYLOR              RHONDA           27000
           499315         ENGLISH         PATRICK,OLIVIA       30000
           499335         FARNEY           DONALD,SUSAN        17000
           499337         AVALOS            M. YOLANDA         31100
           499350          ENGLE           WILLIAM,NANCI      100000
           499396       VAN HAWKINS           KENNETH          28000
           499403         EPSTEIN              JANET           44500
           499404          LIANG              VICTOR           50000
           499414        FLANAGAN          PATRICK,GAIL        66000
           499415          BURCH              RUSSELL          50000
           499419     KETCHAM/TYNDALL      MICHAEL/DONNA       38000
           499426        FERRIOLS         AUGUSTO,ARACELI      86500
           499429          PEGG              CAROLYN L         60000
           499431        JOHNSTON             KRISTEN          70000
           499432         GU/CHEN         DANGSHENG/ZHIYI      30000
           499437       KARBASSIOON        MEHRAN,SHOLEH       50000
           499446         STRONG           DAVID,SHARON        69000
           499451          EVANS             MARK,AMY          27500
           499452     MORRISON/HEBERT     DIANNE/MICHAEL       45000
           499456          RENDA           FRANK,LARREE       100000
           499458       FRIEDLANDER       ERNIE,KATHERINE     100000
           499460       SERBANESCU         DAN,MARGARETA       31900
           499464           HU                ALFRED           31500
           499467         MAIDMAN           MARK,ARLENE        50000
           499468          HALL           THORNE,BARBARA       50000
           499474          BROWN            GREG,DIANE         16500
           499490          HUANG          KUANG,YING-KUEI     100000
           499494         KABRICH          THERON,SEGUN        50000
           499496         ROBERTS          THOMAS,TERRI        26000
           499497          LIPPS             RENEE M.          25000
           499500          WEED             JACK,CATHI         30000

           499503          FALL             ROBIN,DONNA        78700
           499505          PARK               RICHARD          45500
           499506          CHAN            WALTER,WINNIE       24700
           499507       DELLI-SANTI           GEORGE           40000
           499508          FRANK           SANDY,PAMELA        71500
           499512         POLSON           GLEN,MELISSA        20000
           499515        MCKINLEY           JOHN,SUSAN         33900
           499517         JENSEN            RICK,SUSAN         50000
           499521          ANDRE           MERILYN,DAVID       48000
           499522        WILLIAMS           BILL,NANCY         31500
           499527          MURCH            JAMES,JILL         24000
           499529     SCHLIWA/LITTLE        BRAD/CELIA         29200
           499531          CRUZ               ANGELA           39800

           499533         HUIZAR             ELIZABETH         38200
           499534          HUSS           PATRICK,MARSHA       45000
           499541     GAVRILOV,PODPRI      EVGENI,MARINA       31300
           499543         TOLEDO          RAYMOND,FIDELIT      33000
           499544          ROSHA           UDI,CATHLENE       100000
           499545        PONTIOUS           GARY,ANGELA       150000
           499553          ZUNIC               EMILY           50000
           499554       CARRINGTON         KEVIN,SYLVIA        47800
           499560         NORRIS          GARY,CATHERINE       75000
           499562          OATES            GARY,LOUISE        18500
           499565        RAFFAELLI        KEVIN,ELIZABETH      41400
           499571        FRIEDMAN          MICHAEL,LINDA       20700
           499576          AGIUS          TANCRED,VERONIC      76000
           499578         LA BROT          GEORGE,PAULA        50000
           499581          DEAN               GEORGE           90000
           499582         KOHLER           WILLEM,SANDRA       50000
           499584        SHERRILL             MARCEE           50000
           499585         ZIEGLER             WILLIAM         150000
           499587        KILMARTIN        MICHAEL,JOANNE       56000
           499588         FRISHER           TOM,DEBORAH        24700
           499589          MEEKS           KEVIN,KATHRYN       50000
           499591         BARRISH           PAUL,CAROLE       200000
           499594         KERSIS            PAUL,HOLLY         40000
           499595         MURNIN          WILLIAM,TAMARA       50000
           499599     SONENBERG/MILAN      FREDRIC/EMIL        50000
           499604         TEGGER             CAROLLYNN         25000
           499607     DEGNAN/NICHELS       CARLA/THOMAS        35000
           499609        MARSHALL          ROBERT,TAMRA        43500
           499610        PETERSEN            JAN,DIANE         69800
           499611         WYSOCKI          EDWARD,LINDA        35500
           499612          MORE           HEMANT,ARCHANA       55000
           499615        CRESSMAN         DANIEL,VICTORIA     100000
           499617      STARK/BOWERS        EDWARD/SUSAN        47000
           499623        ZITTERMAN        MICHAEL,PAMELA       50000
           499627         SHIH/FU         JERRY,JENNIFER       40000
           499633        CAMARENA          NANCY,EMANUEL       15100
           499634      PROMES/HAYNOS        SUSAN,MARK         50000
           499635       BALESTRERI            ANTHONY          25000
           499637         MILLER           THOMAS,SUSAN        50000
           499647     KIRSCHNENHEUTER       TODD,CHERI         71000
           499651      KABUS/HARFORD       ROBERT,SANDY        38500

           499653          TANG             NAI,TERESA         33400
           499655          FAST            STEPHEN,RUTH        25000
           499659          DEATS          ROBERT,LAURALIL     100000
           499662         RICHMAN            CARY,LISA        100000
           499664         RHODES          CLAUDE,DANEANE       37100
           499665        MENDONCA           PAUL,JULIE         35000
           499666         IBARRA               DAVE            35000
           499670          PEREZ              NORMA J          20500
           499671         CLINTON          WILSON,KAREN        73900
           499674        GROSBOLL             RICHARD          30000

           499677       STANDRIDGE         DAVID,DEBORAH       49000
           499678           MIN                JOHN            50000
           499679          WONG            ALBERT,LANCY        33800
           499683          ROORK           ARTHUR,AGNES        91700
           499684         AVRAHAM              NATAN           40500
           499685     BUCKLEY/HUTCHIN     WILLIAM,JENNIE       35000
           499686      PEAKALL/SWAIN        SUSAN/JOHN         15000
           499687         THOMAS          WILLIAM,LORRAIN      80000
           499689          KWOK            PATRICK,JOYCE      100000
           499690        HOFFMANN           ROBERT,MARY        38100
           499691        LEDEBOER         DOUGLAS,COLLEEN      39600
           499693         RENNIE          STEPHEN,FRANCES      92500
           499698         ARROYO          RONALD,CECELIA       62000
           499701         THOMAS           JEFFREY,DANA       100000
           499703        MCDONALD              PETER           47000
           499713        BLAUSTEIN        JOHN,ELIZABETH       80000
           499714          BRUCE           JEFFREY,AURA       100000
           499716          WELLS          JEFFEREY,SUSAN       49000
           499717       TROYANOVSKY            LUBA           300000
           499722         HOWELL          JEREMY,BARBARA       50000
           499726         GREASON             SAMUEL          200000
           499729        FIRESTONE        C. HARRY,NANCY       34000
           499730          SMITH               JAMES           40000
           499731          CAREY          DAVID,PATRICIA       35200
           499746         PIERRET            JOSEPH R          50000
           499747          BROWN           BRADLEY,KAREN       49000
           499750        SAUNDERS            DAVID,HA          43000
           499751          CHEN             JAMES,CINDY        59300
           499756          MAYS            THOMAS,PAMELA       45500
           499757         MA/CHAN         ADRIAN/CECILIA       49500
           499758         BUTLER          ROBERT/BARBARA       38700
           499759         CARDOZA            GARY,LORI         21300
           499761          TONEY            BRIAN,MARIE        27000
           499762     DE LA PENA/HOLI     GREGORY/DEBORAH      50000
           499763         HANCOCK             KENNETH          35000
           499764          HURD            STANELY,GAYLE       71200
           499765         HOFFMAN              ANTON          174000
           499768          MOON           MICHAEL,DENISE       80000
           499769          KENT                JILL            41000
           499773     DEDOMINIC/BERKN       JOHN/SONIA         34500
           499775        MILETICH          THOMAS,MONIKA       85000
           499777          PEUSE          SHEILA,MICHAEL       40000
           499778         BALDWIN             BARRY A         150000
           499781       DE LA ROSA          LOUIS,MARY         89100

           499783         BENNETT           SCOTT,LORI         20000
           499786         TRAEGER          DONALD,SHARON      200000
           499787       SHAWMIRIAN         VARAZ,KARINA        32500
           499788         LANDIS          GEORGE,ADRIENNE      39000
           499790         LARSON          WILLIAM,DANEEN       50000
           499791         HORRELL             BARBARA          13800
           499799     ARELLANO/ARELLN     MICHELLE/EDITH       32500

           499800        HENDRICKS         REBECCA,GREG        16100
           499802       HUANG/ZENG         XIAOFEI,ZHENG       35000
           499807         ARROYO              VINCENT          22700
           499808         KNIGHT           WILLIAM,DEBRA       25000
           499811      PYNE/PADGETT       THOMAS,SUZANNE       96100
           499818         HUNTER               CAROL           35000
           499825         LOVILL            JAMES,HOPE         37500
           499827        HOANG/LE           QUANG,LOAN         32000
           499831         MIZUKI              HOWARD           20000
           499833        SANDOVAL         JOSE,ELISABETH       49000
           499835          SHELL              JEFFREY          72000
           499837        PAULAZZO              ANNA            39700
           499842         GEISSE             JOHN,LISA         47200
           499845          TANG              CHONG,YEE         80000
           499846         SURPUR          ASHWINI,ANILKUM      46400
           499847          VOGEL              RONALD           30000
           499848        RIMLINGER        JOHN,CHRISTINE       50000
           499849         TAVAREZ           LOUIS,CAROL        34200
           499850         AVAKIAN             EDOARDO          25000
           499854         HANSRA          SURINDER,BALJIT      17400
           499856         MORALES          DANIEL,CAROL        37500
           499858         RIBERA              MAXINE           29300
           499862          LOPEZ              ISABEL           50000
           499871         THOMAS           STEPHEN,LISA        29500
           499872         GLEAVE           STANLEY,LISA        20000
           499873         DESALVO             CARL J           50000
           499874           ALY             HUSSIN,MAI        100000
           499880         HOFFMAN          TED,PATRICIA        39300
           499884        CALINOFF              SHERI           94500
           499885     FREASE/PATTERSO       JOHN/CRAIG         40000
           499891        WEINSTEIN         JOSHUA MOSES        87500
           499895     DESTABELLE/STEE     MICHAEL,JENNIFE     100000
           499897        SANDOVAL             LINDA L          37450
           499898         GURULE             DOLORES S         38500
           499901        SAETTONE              GINA            50000
           499902         HUGHES            GARY,VICKI         30000
           499915          BOLDT            JEFF,JOANNE        38000
           499917          CARTY            GLEN,DENISE        35000
           499918         CANNON          TIMOTHY,JOANNE       35900
           499922        LANTSMAN           MARAT,ZOYA         28600
           499926       SEYEDZADEH             JAVAD           50000
           499930          HOBBS           KEVIN,BARBARA       33700
           499933      KRAMER/LOYOLA        MYA,JEFFREY        42900
           499938          THIEL            RICHARD,ANN        50000
           499939      MOORE/HARWOOD      KATHLEEN/DANIEL      16000
           499940          DIEGO           ALFREDO,VILMA       29700
           499942        CALOIARO         DOMINIK,MAUREEN      50000

            499943         DAVILA         AGUSTIN,GLORIA       34000
            499944         CORDOVA             SHELI           42000
            499945        BRACKETT        CONSTANCE,JAMES      50000
            499949         ARNESON           STEVE,INA         35000

            499950          SIMMS             ROBERT           25000
            499952        BESHARITI           PARVIS           28100
            499953        STOCKTON           JON,KAREN         47000
            499954         WALTERS        CHARLES,LA VERN      50000
            499956          VINAL             MARION           20000
            499958        CLEVELAND       KENNETH,MARCIA      100000
            499959          VALTR            JAN,ANNE         116000
            499962         CALICA            LEONARDO          50000
            499963          STEIN         RICHARD,MELODY       45000
            499971          TAKAI          JOSEPH,PAMELA       50500
            499974         STEVENS        RODNEY,BARBARA       48500
            499975       HERALD/KAHN      MICHELLE/MARTIN      50000
            499976       NIETLISBACH        ALAN,LINDA         28000
            499978         RUTLEN             CARMEN          100000
            499981       MACCONNELL       RODERICK,ROSEMA      50000
            499985          HUNT            ROBERT,DANA        18000
            499988          HANEY             STEVEN           94000
            499990        WILLIAMS            THOMAS           37500
            499996          DAVIS          GARY,SUZANNE       163800
            499997           DAE          MICHAEL,BERTHA       60000
            500004          DEAN           ALFERD,SANDRA       35200
            500005         HATHORN          JOHN,NANCY        100000
            500006         MOADEB          ELIE,ELEANOR        96000
            500009          ESBIN             STEPHEN          29000
            500010      ABRAMS/LEVIN       JAMES/NADINE       150000
            500012         YANTIS             STANLEY          82000
            500014        ALTOMARE         VALLEY,DENISE       40000
            500017          SOHRT           MARVIN DEAN        22500
            500018         MENAGE          WILLIAM,LINDA       36500
            500020         SHARIM              RAHIM          100000
            500021      LOUGHBOROUGH          GEORGE           50000
            500024        CHOW/FONG         JENN/KAREN         45200
            500026         HULLEY             STEPHEN          45000
            500028         SOLOMON             DAVID           50000
            500032          HUNT          RICHARD,GWENDOL     100000
            500034         ROBERTS        DOUGLAS,GERALYN     100000
            500035          JUDD             CAROLYN H         59300
            500037         PARRISH            ELAINE           52600
            500038     ATKINSON/EBNER       SUSAN/PATTY        18400
            500039         CONVEY          MICHAEL,CAROL       25000
            500043         SCHNEER          DAVID,TAMI         50000
            500044        PETERSON         BRET,STARLET        30000
            500045        ZAGARINO        FRANK,ELIZABETH      46800
            500049       MC WILLIAMS       CLAUDE,MIALMA       27200
            500050         SIRHAN             MOTASIM          43000
            500051         KHATUA          TARA,KRISHNA        50000
            500059        BRADFORD             MARY            50000
            500060         SCHOPP            TODD,SHAE         25200
            500061          ROSS          BRADLEY,HELENE      100000
            500063         CYPRUS             KIP,AMY         100000

           500066       MARGOLIASH        ROBERT,BRACHA        86800

           500067         CANEPA             TONY,LISA         33000
           500069           AHN             BYUNG,SANG         22000
           500070        WOODRUFF             WILLIAM          50000
           500071          IDSO           BARBARA,JEFFREY      36500
           500076       DE LA MOTTE        RAY,PATRICIA        52500
           500077          BAKER          WINTHROP,HEIDI       55000
           500079        CAVALIER          MARK,KATHLEEN      175000
           500080        HENNESSEY           DAN,LORI          35000
           500083          ROSS             LEROY,ENID        100000
           500084         PAULOS              CHARLES          39600
           500086         SANTOYO            JOSEPH A          67500
           500087         CRIBBS          DANIEL,ANN MARI      64000
           500089          KING              KATHERINE        100000
           500090         SOLOMON            PATRICIA          25000
           500091       WILLIAMSON         LOWELL,SUSAN        35000
           500093          MAIER            KURT,JAINA         77500
           500094          MAYSE              TERRY L          32800
           500095        MARTINEZ          RAYMOND,TAMMY       34000
           500100        SUEN,TANG         JOSEPH,LUCIA        40000
           500107        HELMONDS            RICK,KIM          71200
           500109       BRIEN/SMITH        LAURA/FRASER        23400
           500111          MOROF          JEFFREY,FRANCES      50000
           500112     SHIRLOCK/VEECK       CAROLYN/JAMES       50000
           500114         OLIVAS             MAGDALENA         12000
           500118           HSU               JENIFER          18900
           500121         MARTIN              NOREEN           50000
           500122          COOK           GEOFFREY,VALENT      50000
           500124         MAHONEY          DENNIS,RONDA        46400
           500127     LEAHY/MORRISSEY       FRANK/KRIS        100000
           500129          SMITH           JACKIE,ANGELA       32500
           500130          HESS               JAMES M          62000
           500131         ROBERTS          BOBRI,DALLAS        25500
           500133           LEE           TRACY,CHI-CHUN       41200
           500134       NGUYEN/TRAN          PHUOC/LAN         90000
           500139          SMITH            GARY,JULIET        12000
           500147        SARGENTI           GARY,JOANNE        46000
           500156          DAVIS              RICHARD         100000
           500160         MAISTER           MARC,MANDY         36900
           500161       SAVAGE/ARRO        JAMES/ROBERT        22400
           500164         EVERED           ROBIN,MELODI        45500
           500165           LAL              RAJ,KIRAN         14200
           500166         WESTON                ANN            49000
           500167        CAI/ZHOU         DANYING/JIANHUI      45900
           500168        STEBBINS             DEBORAH         163500
           500171           CHU             HSIEH,SUNNY        50000
           500181          JELIN           ARTHUR,SUSAN        14600
           500184        IBRAHIMI              ABDUL           72000
           500185          YOUNG               BILL            50000
           500186          SCOTT              JUDITH           68300
           500193          SWAN                KEVIN           30000
           500194         MIGUEL           SAMUEL,SYLVIA       29300
           500195          FRITZ             RONALD C          30000
           500196          FIEN                LORRI           43000

           500198     LOFGREN/GEBSTAD     CHRISTOPHER,GAL      39900
           500201        DOMBROSKI         JAMES,SHELLEY       50000
           500203         FOSTER           WARREN,DEBRA        16300
           500210         NEWSOME             STEVEN           60000
           500220         DE LARA         ROBERTO,MADELAI      52000
           500222        MARKOWITZ         DONALD,DEBRA        50000
           500224           YEH             DAVID,IRENE       100000
           500225         BEERING          ANDREW,CAROL        20100
           500228      NIROUMANDRAD           PAKSAR           15000
           500231           LEE               SERENA           93300
           500235           OTT            EDWARD,CATHY        65000
           500236         KERLER              BRIAN E          38500
           500238          VANEK          J PHILIP,BONNIE      79000
           500240          PERRY           MICHAEL,JUDY        50000
           500241           YEH              HSUEH-LI          50000
           500242         HUGHES            MARK ANDREW        21000
           500243         HUFFMAN         MICHAEL,CATHERI      28300
           500244       FARNSWORTH         KEVIN,PAMELA        48000
           500249          NOVIN              SHARON           50000
           500254          DOSS            DONALD,DIANA        42700
           500256          BIGGS           ANTHONY,JOAN        92100
           500260         MANSON              SYLVIA           50000
           500261          FREE             LISA,CHRIS         46000
           500264        DE CLARIS          WADE,MARCI         50000
           500270     RUFFNER/DAVIES       RICHARD/HELEN       40000
           500275        SCHAEFER            RICK,LORI         42000
           500276         CARTHEW         JEFFREY,TERESA       26500
           500277          ENTIN          HOWARD,F DEBRA      112500
           500279        GRIJALVA         RAYMOND,GEORGIA      42000
           500280       JURKIEWICZ         ROBERT,LEISA        38100
           500281         SHIELDS          CRAIG,REGINA        48300
           500282          PONG           PETER WAI-KUEN      100000
           500283         PICCOLO         DOMINIC,KATHLEE      50000
           500284         GRAHAM            JAMES,ELIN         74500
           500286          ROZZI              PAMELA           15700
           500289         KIMBALL            STEVEN L          22100
           500293         BERSON            BRIAN,KAREN        60000
           500296          BATES             SHARYN L          25000
           500299      GREEN/MCLEOD       KEVIN/KIMBERLY       30500
           500300         LAUBER             DAN,DEBRA         85000
           500302         WILCOX             ALBERT P         118400
           500303        WHITAKER              JOEL            24500
           500309          KINAT               CAROL           50000
           500314         HORSLEY         GERALD,SUZANNE      100000
           500320         BUNTING         J DESMOND,ALISA      32900
           500324        KAWAKAMI          KENNETH,LANA        48000
           500325          MOORE            DONALD,ANNA        20000
           500327          HUANG             GEORGE J          66000
           500328        HARTNACK          RICHARD,DAIL        94300
           500329          BROWN              CARA M           28500
           500332         HANKIN           DAVID,DEVORAH      104500
           500337       WILLINGHAM          JAMES/LORI         27300

           500339         O'HARA             SHAWN E.          16000
           500341         MC HUGH          CRAIG,SUZANNE      200000

           500345        VANAMBURG         KEITH,BARBARA       71100
           500347           KAO              YIN CHIH          25000
           500348          LOTT             KENNETH,GAY        37000
           500349           WAN            SHERMAN,BETTY       48000
           500351       DOMANN/BOST       WILLIAM/JOVANNA     120000
           500359         CHELLIS              GAYLE           40000
           500361          TOUW             PAUL,LAURA        100000
           500362         HERMAN             ALISON J          20800
           500365          RAZA            ORESTE,KERRY        25000
           500368           HO               RICHARD P         60000
           500369         SPENCE              KATY A           30000
           500370         WILSON              ELEANOR          40000
           500371         WANLESS          TREVOR,JULIE        26600
           500372         HARDMAN          CAROLYN,MARK        41500
           500373          MOORE           JOHN,KIMBERLY       59000
           500374        STAFFORD          RONALD,MARTHA      200000
           500375         KNUTSEN            KATHLEEN          50000
           500378        BODYFELT          KIRK PATRICK        30000
           500380           KIM            DANIEL,VIVIAN       49700
           500381        ARSLANIAN         RICKEY,TERRI        52500
           500382         JOSEPHS              JOHN            40000
           500387           FRY             JOHN,LAURIE        12200
           500389      FONFARA/BURNS      PHILIP/KATHLEEN     175000
           500390         JACOBS           JAMES,OLIVIA       110000
           500391         RUDOLPH              ANDRA           14000
           500392         PRASAD            DHARMENDRA         18500
           500393          BORCK             DAVID,LEA         46000
           500395          FUNG             PAUL,BERNA        106000
           500425          BAHR           TRENTON,BARBARA      37500
           500440         POWELL               LINDA           22000
           500472        THOMPSON             THOMAS           26500
           500480     CAPUCHINO/VAUGH     FRANCISCO/JUNE       24500
           500492         DERING           ROBERT,LEIGH        25200
           500519          AHERN               JAMES           39000
           500531         BORGES            DAVID,KAREN       193600
           500538         PEABODY          EDWIN,BARBARA       10000
           500539         COWIE             PAUL,NANCY         50000
           500561        MCKISSICK         MICHAEL,KAREN       38200
           500570         SHEARER          JOHN,SHANNON        17600
           500595          MARX               PHILLIP          30000
           500606          HOOPS           THOMAS,DIANE        50000
           500634         LATTER          GEORGE,BARBARA       65000
           500637         HOLMES               JAMES           38000
           500643        SODERBERY            ROBERT           31000
           500683         HOENIG            TIM,LORETTA        50000
           500691          BOWEN           ROBERT,BETTY        34500
           500702         ROBERTS          BRETT,SILVIA        46900
           500741          FAUST               KEVIN           20000
           500746     LENHART/MCKENZI      DANIEL/LAYNE        50000

           500756         ZAVALA           JOSEPH,VANDA        20000
           500758          BOYD           MICHAEL,GABRIE      200000
           500763           NG              THOMAS,RUBY        50000
           500778        THORNTON              TODD            33500
           500809     MONAFO/MONAFO/M     GERASIM/GLADYS/     100000

            500838       BROWNFIELD       JEFFREY,ELIZABE      37500
            500856          DENTE            KATHLEEN          35000
            500859         KIBBLE              DONNA           21500
            500869         MONROE           JOHN,DEBRA         17250
            500877          MYLIN         RICHARD,BARBARA      29250
            500895         CREAMER         LARRY,JANETTE       10500
            500904         CHABOT          MICHAEL,JOYCE       25000
            500906        DISTEFANO        ROBERT,ELAINE       15500
            500908         EDWARDS         BRENT,JUDITH        13000
            500911          KRUG               JANIS           24700
            500917         SMILEY         TERRY,CHRISTINE      20000
            500934         EMBREY             SHARON           50000
            500975          OWENS           RALPH,JUNE         50000
            500984           OGG           SANDRA,JAMES       200000
            501000          HULSE         ROBERT,CYNTHIA       25000
            501003         LEBLANC         DENNIS,BRENDA       72000
            501007        DAHLBERG         JAMES,BARBARA       30000
            501030     SCHLEY/KNUDSON     SCOTT,VICTORIA       76500
            501049          WELTE              BRAD            50000
            501087        ESCAMILLA            JUAN            26400
            501089          SOSA           GUSTAVO,MARY       130000
            501122         GARCIA           LUIS,ALISON        35000
            501153        GREENWOOD        JOHN,DEBORAH        44000
            501186         RODWAY         CALVERT,ELIZAB       25200
            501428        GALLAGHER         PAULA,SEAN         42500
            501434         CASSIN          MARK,CATHRINE       35800
            501445         KELLEY             JEFFREY          25400
            501456          PATEL          TRUPTI,UMESH        37900
            501462         TORRES           PEDRO,DEBRA        31500
            501475         CASELLA            DANIEL           25000
            501517        PROUZININ           DIMITRY          50000
            501520         MOURRY              WAYNE           30000
            501552         MENONI            ROSALINDA         40000
            501572         HIBBARD          JOHN,CAROL         30000
            501597          OMID          HOSSEIN,HENGAMH     100000
            501616        GRIGORYAN            MOSES           50000
            501650        VALENCIA             RUBEN           47200
            501669          WARD              DOUGLAS          26000
            501701          REDA           JOSEPH,DEBRA        30000
            501718         WENDORF          KIRK,LESLIE        38300
            501729        PHILLIPS             DONNA           31500
            501743        GUICHARD        LESLIE,PHILIPPE      30000
            501816         MURPHY         CHARLES,CAROLIN     130000
            501846         HODSON              DEAN            41300
            501863           MA            KENNETH,LINDA      185400
            501876         GREWAL          BALJEET,PASHI       34500

            501899     COLE/SCHOFIELD     MARCUS,CHRISTIN      69700
            501906         HARPER          LANCE,HIROKO        49500
            501936        MYKLEBUST         JOHN,SANDRA        39400
            501990        NICHOLSON           STEVEN           16900
            501991          MAJOR           PETE,CONNIE        30000
            502035      BLOCK/BENNETT      STEPHEN/JULIE       46100
            502048         SELDEN          FRED,CATHRINE      100000
            502088      MCCARTER,JR        JOHN,BARBARA        24200

            502170        WENTWORTH            ERIC            25000
            502172          REALS          WILLIAM,MARY        34000
            502182        ATKINSON             PAUL           240000
            502186         ROBERTS             DIANA           56300
            502191         SORTITO             KAREN           16000
            502193           SUN             SHENG,BIN         13300
            502194       CUCCINELLO            NINO            22400
            502196         CARROLL        DANIEL,SUZANNE       33900
            502198          CAREY          SEAN,KIMBERLY       57100
            502199          AMIGO          HENRI,LAURIE        47000
            502206         GOERKE           JOHN,LAUREL        44400
            502212          CLARK             MARLENE          50000
            502215        NAKASONE             EDDIE           27200
            502218         EPSTEIN             MARC            89200
            502228         MOHAMED        JAMEEL,HAYMATTI      65000
            502230        SAVARESE          GLENN,SUSAN        47500
            502233        TIEDEMANN            MARK            32000
            502238        CIANFRANI           MICHAEL          74000
            502241         FULLER              KURT            31000
            502260        WEISBERG        WILLIAM,DAMARIS      40000
            502266         MAKEEN           ALADIN,MAE         65200
            502268         EDWARDS         JOHN,LUELLEN        45000
            502269           DOW               GARY            33700
            502275       DUBIN/BODIE       STEVENICAROL       120000
            502280         SHIBAN           JOHN,JANET         56500
            502281         WAGNER              EMILY           43500
            502398           HAN               GEMMA           19500
            502465          KOVAR            MARGARET          25000
            502483          CROAL          JOHN,DOROTHY        32500
            502492        MC CLAIN            BONNIE           14000
            502501         MARTIN           ROGER,LAURA        17000
            502503        MC MAHAN         DONALD,SHARON       30000
            502504        ROSACKER          GEORGE,JUNE        75000
            502535         GANDHI             SANDEEP          19800
            502556         TETLEY          RICHARD,RUTH        22000
            502557          KLEIN         RICHARD,CAROLYN      15000
            502558          ROOZE             GUSTMF           17000
            502583          COLES         ROBERT,CONSTANC      50000
            502589          DASNO           TERRY,GAIL         32200
            502613        WESSLING             MARY            41000
            502619     MACKENZIE,JR.       ALBERT,M.JANE       35200
            502650          BARBA             CLAUDIA          25500
            502665         CIOLFE             ANTHONY          30000

            502669         PORTER         PRENTIS,JUDITH       42700
            502682          STOCK         RAYMOND,BIRDELL      80000
            502685      CHAPIN/MALLOY     EDWARD/DEBORAH       90000
            502720          MCCOY          DANIEL,MARGIE      111600
            502722        MITCHELL         CHARLES,DIANE       33300
            502753          GOINS             LENNON           80000
            502778         MUNROE              BRUCE           76500
            502780         FLORES             OLIVIA           21800
            502798         ALONSO           LLOYD,MARY         22500
            502799        FAIRBOURN         JOHN,SUSAN         10000
            502813         JACOBS         STANLEY,PATRICI      42700

           502824          CROSS               LINDA           30000
           502826          EMDE           ROBERT,JEANNETT     100000
           502937        FORTUNATO        GIUSEPPE,ROSETT      30000
           502967         BALTZER             CHARLES          73300
           502985          WOOL               MATTHEW         100000
           502998        MCMULLEN         ROBERT,CHARLENE      50000
           503004      HOLLINGSWORTH        TOM,DARLENE        38000
           503014         WAMBACH           MICAHEL,LUZ        30000
           503028         MIRELEZ         CHRISTOPHER,MAR      15000
           503036         KRAUSE          JOSEPH,ROXANNE       50000
           503076         PARKER               JOHN           126700
           503105        CHIASERA              JOAN            20000
           503115        WILLIAMS              RUTH            44400
           503120         SHARMA           SUNDIP,BEENU        23900
           503128          OWENS           WILLIAM,LYNNE       40500
           503165        GREENWELL            WALLACE          41500
           503220        OEFFINGER          LARRY,KAREN        43000
           503223         CUNNANE          MICHAEL,KATHY       25000
           503232      GATES/SNYDER        ALAN/KATHLYN        15400
           503237          GRACE              ROBERT           30500
           503239     PASCAL M.D./GIL      STEVEN/DANNA        48500
           503249         YOCHES            GARY,KAREN         30000
           503257         CLEARY           MICHAEL,NOEL        10000
           503266          BOYT            RONALD,SUSAN        11600
           503275        OLDS,JR.             DONALD           37300
           503288         DE JONG             JEFFERY          24400
           503302       PELLEGRINI           GUY,ROBIN         20000
           503322          HORN           EDWARD,COLLEEN       35000
           503330        PARKHILL          ROBERT,ISABEL       32000
           503336        HAMILTON         RONALD,BEVERLY       32000
           503348        RASMUSSEN         LELAND,RHONDA       50000
           503360         LEAFFER         ARTHUR,BARBARA       65400
           503370          RILEY             HORTENSIA         30000
           503372         ZAMMIT           ALENE,OLIVER        35100
           503380         ELLISON              MARK            20000
           503408        HASTINGS            JAMES R.          62500
           503430         COOPER            JOSEPH,LISA        30000
           503451         ZIRKLE             ROY,MARY          42000
           503483         KOJNOK               MILAN           45000
           503492        FREDERICK        MILES,VIRGINIA       50000

           503555         BAUMANN             ALFRED           50000
           503574         FRIESEN            TERRY D.          39000
           503608        MADERIOUS          JOHN,JANICE       100000
           503612        NICHOLSON          CARL,CONNIE        30000
           503623         MUTTERA         ROBERT/KATRINA       50000
           503680        ANDERSON           JOHN,CHERYL        97500
           503683     GUGLIELMETTI/CE      CRAIG/VICENTE       34700
           503690          WEST              CHRISTIE          50000
           503721         WACHTER             RICHARD          50000
           503804         HANSEN           KENNETH,NADA        27500
           503824         SAMMONS          JOHN,KRISTIN        99800
           503827         DOWNEY          DAVID,KATHLEEN       52500
           503856         LAWTON                ANN           100000
           503868     BOADITA/ALMEIDA       ERIC,LORETA        62000

            503915          DALY           MARK,MICHELLE       42000
            503925          MAREK         RANDALL,ELIZABE      39600
            504012        SANKOWICH             LEE            35000
            504026        AZZOPARDI           JEFFREY          27000
            504032          HUNT           STEVE,ALLISON      100000
            504047       ROSENFIELD           HOWARD           20000
            504052         HANLON         WILLIAM/SMELLY       50000
            504054          EVANS             RANDALL          30000
            504092         HOWVER          BRIAN,JANICE        36900
            504143         WALKER          ALAN,MAUREEN        69000
            504146          MASON              LINDA           32700
            504153      FINNEY/BANKS        PAUL/HIRAM         10000
            504156          ERICH          SUSAN/WILLIAM       43900
            504158          ZATZ              HAROLD           42700
            504163        KASTELMAN        JAMES,DORENE        85000
            504170         PALANDE            ADITYA           23300
            504178          GRANT           GAIL MARIE         31500
            504186         DILGER              DERON           16500
            504222          SILVA             LEONARD          34000
            504238         DUBNOFF            MICHAEL          37000
            504261       LAM/MENDEZ          TIN,DEYSI         37500
            504266         RHODES            GLENN W.          54900
            504304       TIAN/ZHANG        ZONG-QIANG,LI       65000
            504313        CHOVANEC          PETER,JANA         37800
            504324     HICKS/CAVANAGH      DONALD/LINDA        39800
            504338      MERRON/BENSON       KEITH/TINA         40500
            504407          WIESE           JANET,DEREK        15000
            504472         STUART          RONALD,SUSAN        40050
            504482       FITZGERALD          SCOTT A.          14700
            504498          COHEN          RICHARD,GAYLE       11500
            504507       VAN SICKLE           MARK D.          18800
            504520        CUMMINGS          CHARLES E.         12300
            504540        GOODLIFFE        GORDON,NANCY        20250
            504543         FARMER           JOHN,ELAINE        32000
            504557     FLANNERY/BROWN      PATRICK/PAULA       50000
            504565         NICHOLS            JOHN R.          36800
            504605         PROVOST         DAVID,YVONNE        50100

            504681         JOHNSON            TERESA           25000
            504741         ALLEMAN          DAVID,SUSAN        71500
            504768       HARRINGTON        NEAL,DEANNA         25000
            504773       MOORE/BLUE          MARY/BAY          34500
            504788          LAKEY            JANICE C.         18900
            504789          BROWN         KIMBERLY,JANIS       55000
            504805          HURT              STEVEN            9100
            504813        SABATINI             MIKE            80000
            504814         STUART              CAROL           20000
            504817         HENNING            LAVERNE          35000
            504829         WILSON         JOSEPH,ANGELLA       10500
            504835         LARSON              JEAN            20300
            504902          GREEN           JERRY,JOYCE        35000
            504908          HOOKS            CARLYSLE          30400
            504961          ROSAS          JAVIER,XIMENA       37800
            504968        CAMPBELL        MALCOLM,KATHLEE      34100
            505033          OKUDA          HIDEKI,MIEKO        47100

            505059          MOSS          DONALD,ALEXA        71000
            505064        CHINDRIS         LIVIU,MARA         79000
            505065         CHAVES             JOHN            48700
            505079         DE LONG         GARY,VICKI         28500
            505103       BUCKINGHAM        GARY,ANITA         44000
            505108          ROTH              ROBYN           33900
            505111         MILLER        KENNETH,MARLENE     200000
            505119         AMSTUTZ        KENNETH,DORIS       35000
            505127          WOLF          JOHN,KRISTINE       33500
            505136        ABRAMSON         EDWARD,JUNE        50000
            505148          HWANG           KYUNG-AE          44300
            505154          CLARK        FRANK,MARILYNN      125000
            505157        VENKATESH      BANGALORE,SUJA       29900
            505166        DELLORCO         CHRISTOPHER       100000
            505172          HOLT              GARRY           50000
            505177          LEWIS        DAVID,TIFFANIE       49600
            505188         PALMER        EDWARD,DEBORAH       75000
            505189       BURNINGHAM        BRENT,DAWNA        50000
            505191         KESSLER           BARBARA          30000
            505209        MARTINEZ       ANTONIO,JACQUEL      38000
            505213         GIESER            CHARLES          30000
            505225          DAVIS          JACK,SUSAN        100000
            505233        ANDERSON         MARK,KAREN         31500
            505235        STECKLER         KEVIN,TERRY        43700
            505239         SOROKIN         ADAM,TERESA        36900
            505252         GOODMAN       CLAUDE,LORAINE       36700
            505262      YOTS,JOHNSON      JOHN,BARBARA        16700
            505275      GHAMARINAZIN     NOROLLAH/SHAHNA      44200
            505285          STERN          ALLEN,LISA         95000
            505290      VAN DEN OEVER      MARK,DIANE         50000
            505293        PENENBERG         BRAD,ANNA        160000
            505295          LEWIS         DAVID,PEPPER        40900
            505297         CLODIO            LOUISE           62000
            505320          AYALA            LUCILLE          50000

            505331         WILSON        BARRY,JENNIFER       48700
            505332        WILLIAMS            PAUL            43700
            505334        MCMASTER            SCOTT           30400
            505336       ZARRINNEJAD         SEPIDEH          44000
            505339          KAGAN              ROD           100000
            505343           MOR         MITTRY,CATHERIN      40000
            505350        STEINBERG        ROBERT,JOY        124000
            505360        QUARANTA          NICK,RUBY        200000
            505366         CANNON           ELIZABETH         85000
            505375        ZAKARIAN       EDWARD,NATALIA       31500
            505382        YAMAMOTO           MICHAEL          20000
            505435         BENNETT           MICHAEL          40000
            505447         SPIELER        NORMAN,MARSHA      122000
            505458         WU,LIAO       MONGDAH,CARRIE       28800
            505470       COOK/PERSON       JAMES/ANNE         41800
            505476          BLAKE        DONALD,KATHRIN       20000
            505481          TRAN           TRACEY MUI         25000
            505491        POGOSYAN            AKOP            23000
            505521          KING             ANDREA           50000
            505532       SCHLESINGER       ERIC,JOANNE        40000

           505542         WINNER              LESLIE           62200
           505550         FEEHAN              VINCENT          37800
           505562        MONTRONE         JOSEPH,MICHELE       40700
           505568     MARKOWITZ/GOTTL       LISA/NAOMI         56100
           505587        CASTELLI            ALEXANDER        100000
           505614        BAKHARZI              SAID            39000
           505625          HEIL                DAVID           50000
           505632          CRANE           STEVEN,JUDITH       25000
           505634       NELSON/CHAN        KEVIN/ISABEL        57200
           505635        RAPPAPORT            ROBERT          100000
           505638        BEROOKHIM        BEHROUZE,ELIZAB      50000
           505639        FRANKLIN          RICHARD,ELLEN       15700
           505641           LIU               REBECCA          72500
           505649         LARSEN           DAVID,JUDITH        50000
           505657         BERGER           DONELSON,JANE       90000
           505665       LELCHITSKY         IGOR,TATYANA        50000
           505678           LEE                JOHN            24000
           505716         HAYDEN          KENNETH,PATRICI      85000
           505717        GOLDRING           RANDALL,LYN        84000
           505724     HERSHEY/VAN HOR       RUTH/SUSAN        175000
           505738         RAMIREZ              LORI            40100
           505742          NORTH           JAMES,LYNETT        17600
           505747         MACKEY               SHAWN           67500
           505753       BYRNE/PULEO        RUSSELL,LEESA      135000
           505754         TUTHILL           GORDON,MARY       200000
           505770          PYNE           KEVIN,CAROLINE       30500
           505780         TIEMAN            DANIEL,KARI        40500
           505783         CURTIS             JOSEPH F.         43000
           505793         HOLLAND            KEVIN,JOY         52800
           505798          BOND           LAWRENCE,JENNIF     242000
           505801          FORD               TERESA           36500

           505814        BLUNDELL         MICHAEL,BOLETTE      42100
           505818          HARDY             MARGARETE         52500
           505825         TAYLOR              PAMELA           17500
           505832          WEISS              ROBERT           21800
           505834          LOSCH           RONALD,ELISE        34000
           505835         MURPHY               MARY           100000
           505847          REID              ALEX,LISA         29700
           505848          SKAFF           JOSEPH,EDWINA      200000
           505859           FOX               GERARD          120400
           505865          PITT             JACQUELINE         28500
           505866          PIER           MAURICIO,LIORA       34200
           505890         JEFFERS          ROBERT,KAREN       108700
           505894          YOUNG          BARTON,CYNTHIA       92200
           505896     WILSON/SULLIVAN      SCOTT/ROBERTA       37400
           505900     SCHMALTZ/GIANET       RONALD,JAN         37800
           505904          TESS                STEVE           96300
           505913          EARLE             KATHLEEN          33700
           505915         WALSHOK           MARY,MARCO        100000
           505920         BURNELL          WILLIAM,CAROL       39300
           505922          CHENG           HSIUNG,LUCINA       50000
           505923        FLANDERS         MICHAEL,CHERYL       40900
           505945         TOWERS          KENNETH,MARSHA       25000
           505963          HYMER           DAVID,THERESE       52000

            505977         LIPSKY          RONALD,JANE        70000
            505997        MACHINSKI        GERRY,CAROL        20000
            506001          WOODS         WILLIAM,MARY        33500
            506010         ALBERT         DAVID,JERRIE        20600
            506038       ARCIDIACONO      PETER,KRISTIN       35600
            506052          PERRY             H. L.           45500
            506060         KUNKLE             LYNDA           22000
            506069          DAVIS             JESSE           21500
            506075          BURRY         MARK,PATRICIA       38000
            506080         JERGER         TUZO,KRISTEN        20800
            506082        BIRCHALL       RICHARD,ALTHEA       31200
            506085         DIRKSE         KENNETH,TERRI       29800
            506097         CARIKER            JAMES           99900
            506110        CALLAWAY         KENNETH,IVY        29000
            506111        WITTMAYER       BRENT,SHARON        19000
            506113         ROBERTS            KAREN           40000
            506115         TAYLOR        DONALD,KATHLEEN      28400
            506125       MAC CARTHY           ALAN            30000
            506135        OBRAZTSOV        VICTOR,ANNA        21300
            506154        CRESTANI        JAMES,VICKIE        87700
            506161         SAVAGE            RAELYNN          30900
            506186         ANTHONY         JERRY,NAOMI        24700
            506194          GOETZ         SANDRA,DAYSON       34500
            506211        MARTINEZ       RICHARDO,GLORIA      33000
            506225        DEL RUTH       THOMAS,PATRICIA      40000
            506227      SAIA/SHOCKLEY    RONALD,DEBORAH       39000
            506237         DYKENS        JAMES,MARGARET       33400
            506239       NIGHTINGALE          LOIS            50000

            506243         LUCKMAN        ANTHONY,LYDIA       50000
            506250         WRIGHT        FREDERICK,VALER      25300
            506279          COTA          JESSIE,JOANNE       65000
            506307         MORRIS          VICTOR,JUDY        30000
            506309         HOLMAN        ELIZABETH,CRAIG      34500
            506318          LEVY          THOMAS,ALINA        33700
            506322          LEWIS             MARGO           15000
            506331          SMITH             DAVID           43000
            506336         NEWTON            ROBERT           53600
            506354        SLANKARD             DON            46500
            506424          MOORE            STANLEY          35000
            506448        SEPULVEDA           NANCY           24700
            506454         LA FATA       JOSEPH,FRANCES       35000
            506474        ROCKWELL            HARRY          104000
            506477          ACUNA        ROBERT,JENNIFER      49000
            506513         PORTER             FRED            80000
            506536          MEZA             GILBERT          26200
            506538        FERNANDO        GENE,CRYSTAL       100000
            506542          ECKIS             JAMES           30500
            506543           IVY            DONALD M.         16800
            506544         LEBERT          MICHAEL W.         25500
            506551          ROACH         JAY,CHRISTINE       37800
            506558          KARAS         STEPHEN,CANDAC     150000
            506562        LORINGER        PAUL,MARGARET      105600
            506564       KOLASINSKI       DONALD,TRISHA       24500
            506567        DESIMONE        ROBERT,SUSAN       100000

           506585         CONRAD               BARRY           53500
           506605     BEDFORD/EITLAND       THOMAS,KRIS        42000
           506610         SEBRING          RANDALL,RENEE       40800
           506614          KITAY            HOWARD,KIM         43000
           506616         VERGARA             NYMPHA           34000
           506632        CHILELLI             QUIRINO          80000
           506648         GODINEZ            JUAN,RUBY         50000
           506661         MENDLER            MITCHELL          16800
           506665        WIKSTROM           ROLF,INGRID        53000
           506673        SKEISVOLL          BENTE,FINN         50000
           506677          HEIE             JOHN,DORINE        62800
           506685          HOAR             WARREN,ANNE        78600
           506694         TAYLOR           ARTHUR,CELIA        37100
           506713         BREMNER           JAMES,DONNA        39400
           506738         ENGLUND          PHILIP,SANDRA       35700
           506768          SMITH            SCOTT,DARCY        45000
           506777         WALKER               MARY            19500
           506792         SITTER             MAX,DEBRA         25800
           506795        BEAULOYE             RONALD           23000
           506804         MILLER            KEVIN,TERRY        50000
           506825      CORRAO/MANAKA       ANDREA,ROYAL        50000
           506826         MAGUIRE             WILLIAM         116000
           506833         MULLIN          PETER,MICHELLE       67000
           506837          LUCAS               DIANE           20800
           506842         FLORES           ANSELIMO,FERN       25000

           506872       CIANOIMINO             JAMES          100000
           506875       CRUZ/ADAMOS          JOHN,DONA         35000
           506883         BURTON           DENNY,SHARON        15000
           506884          VERA                ROSA            18000
           506886        TAKAHASHI         HOWARD,HESAA        18500
           506897     JEDERBERG-ROACH         SHEREE           50000
           506903         SAWYER           THOMAS,HELEN       100000
           506904     TEDESCO/TIBBITT     STEPHEN,PAMELA       50000
           506906        GONZALES         OFELIA,ALEXANDE      43000
           506908         MCMANUS           JOHN,DEBBIE        56200
           506911        KOSIREDDY        SREENIVASA,SUNI      30300
           506913         KLUGER             ANDREW M          75000
           506915         GERATY              JOSEPH           36000
           506916       BARENDREGT          PAUL,ANNIE         50000
           506918         RANNEY          JOSEPH,DEBORAH       45300
           506919          BURKE          WILLIAM,YANELA      150000
           506920     WINSLOW/WINSLOW     GREGORY/FRANCIS     100400
           506923        HEINRICH         WOLFGANG,ALEXAN      40700
           506928          BEBB               WAYNE A         120000
           506930        KERBLESKI          JOHN,MARIAN        56800
           506932          COLE            DEBBIE,GERALD       31000
           506936       SHALAFELTER           RONALD           36200
           506937         AHMADI             AHMAD,ANN         30000
           506941          HSAIO          CHANG-LING,TE-H     122900
           506942         TASKER           MICHAEL,SUSAN       27000
           506944          RYAN           JACQUELINE,RICH     200000
           506945          WAGAR             TIMOTHY J         34600
           506946        TELLEFSEN           DAG,BENTE        300000
           506949          DAVIS             JIM,DONNA         12000

           506960        PAN,CHEN           DONG,ZAJING        31600
           506963       BINNS-SMITH        CHRIS,SYLVIA        45000
           506964      SALEM,MOKHTAR        KEVIN,NAHED       100000
           506965         FRASER           JUDITH,COSMO       100000
           506967          ADAM            RICHARD,LINDA       60000
           506972     SCHUELER,CHRIST     WILLIAM,REBECCA      41000
           506974           WOO              KENNETH C         33000
           506977         MYRICK           JAMES,DENISE        45000
           506978          IRWIN             MICHELLE          37600
           506979         MORGAN            ERIC,EILEEN        38000
           506980      DUARTE/DUARTE      MAGDALENA,MANUE      15000
           506988     LAMENS/DIJKSTRA     JOHANNES,SOPHIA      40000
           506989          FUNK            JOHN,BARBARA        30000
           506993       WITTENBRINK         CRAIG,DEBRA        28600
           506994         POLANCO         ADOLFO,ARMINDA       25000
           506995         NICKEL          DANIEL,PATRICIA     100000
           506996         THOMAS            WARD,TRACY         37700
           506997        GREEN III           GASTON A          37000
           506999        LAFAYETTE        GREGORY,JOLEEN       40000
           507004          KHOO                 HUI            45000
           507005          LONG           LAWRENCE,CHARLO      50000
           507007      ALLEN,PROKOP       F RICHARD,DOROT      46400

           507009         FRANCO          EUGENE,STEPHANI      37500
           507010         CHAPMAN             SUSAN E          98000
           507011         CONKLIN              SUSAN          100000
           507013        HSU,CHAO         RAYMOND,GINGER       90000
           507015        ROBERTSON         ROBERT,EVERIL      100000
           507016        CAMPBELL          CLAYTON,SALLY      100000
           507017         WRIGHT           DAVID,GIULIA        36900
           507018           LEE           YONG,SOENKYUNG       44000
           507019        JURVETSON         STEPHEN,KARLA      184800
           507021         WRATTEN              DARCY           24100
           507023          TOBIN           LAURENCE,JOAN      100000
           507025       INTAGLIATA           FRANCESCO         50000
           507026       HARSHBARGER        WILLIAM,KAREN       48000
           507028         TSUMURA               KEN            80000
           507031        HITTLEMAN        GREGORY,PAMELA      100000
           507032         MATTOS          NICHOLAS,ROBIN       50000
           507033          SAGE               SHARON           35800
           507035          CLYDE           HARRY,SUSANNE       25000
           507038         JANSSE           JOHN,BARBARA        70000
           507043          ADAMS          HERBERT,GENEVIE     100000
           507048        GREENBERG           RICK,CHOI         45500
           507049       GLASSMEYER            GERARD           40000
           507056        MERSCHAT          MARTY,DARLENE       37200
           507058          DAHL            JEFFERY,MARY       100000
           507068        FLANIGAN              MARY            15000
           507069          TANN             JAMES,MARGO       100000
           507070          KUTA               JOHN E           42400
           507071         WENG,WU         SHAOHONG,XIAOYA      20000
           507072         BALDWIN          JAMES,MAUREEN       50000
           507076         FELDMAN           LEONARD JAY       200000
           507077           ROS             JOSE,LAURA         33000
           507078         JOHNSON         JASON,MARIJANE       30000

           507079          BARR           TIMOTHY,SUZANNE      37000
           507080         WATHOR           DANIEL,DOREEN       17300
           507082         WATERS          MICHAEL,NORENE       41700
           507083     PHILLIPS,TREVIN     WILLIAM,REBECCA     100000
           507084          HAYES           SIMON,DEBORAH       36500
           507085      KELLY,NICOLS       TERENCE,ALISON       48000
           507086         LEONES           KATHLEEN,JOHN      100000
           507088        LINDGREN           BRUCE,KAREN       146000
           507097          BEACH           RICHARD,LENA        30000
           507098         DEMOSS           DAVID,CAROLYN       25000
           507102          TALIS           MICHAEL,ELENA       84600
           507103         LYSTER           JULIE,JOSEPH        95000
           507105          MEYER             ABIGAIL G         75000
           507107          OLMOS              MARIE R          50000
           507111         NIJJAR            PARAMJIT S         28600
           507114         ERIKSON            PATRICIA          50000
           507116        KRIVANEC          EARLE,MARION        31800
           507117         FRAZIER            JEFFERSON         58000
           507119     IYER,KRISHNASWA      RAMESH,MEERA        29400

           507121        RODRIGUEZ        ARMANDO,GUADALU      85000
           507122          SOSA           GUADELUPE,ANGEL      34200
           507124         COOPER          RICHARD,TERESA       60500
           507125          MAYER             HILDEGARD         33000
           507126           TWU             DAVID,LANY         41000
           507128         REYNOSO         FRANCISCO,EDELM      20000
           507129         CHABRA           YASH,KRISHNA        99000
           507130         CARLSON           DAVID,CAROL        30000
           507134      NORTON,MORGAN      RICHARD,DEBORAH      43400
           507141     GROSSER/HEUBLEI        ADAM/LYNN         73400
           507143      TAYLOR/TAYLOR       JACK/SUZANNE        90000
           507144        ANDERSON         THEODORE,JANICA     100000
           507148         VALENT           JOSEPH,JEANNE      100000
           507156         TRUITT           JAMES,DENISE        50000
           507159          KURSE           RAVI,SANDHYA        23300
           507160       IDNANI/LIU         NARESH/IRENE        35000
           507161        MEERSMAN          THOMAS,SALLY       100000
           507163          SASO           STEVEN,PATRICIA      25000
           507168          LEHR            MICHAEL,LORI        44000
           507170         THOMAS               EDWIN           31000
           507171          HAGN           DONALD,KATHERIN      90800
           507173        ROBERTSON          FRANK,JILL         33000
           507179        THORNTON             HOWARD          100000
           507182          CHAN               JOANNE           44000
           507184        SORRELLS         STEPHEN,PAMELA       48800
           507186         BRINTON            MITCHELL          28900
           507188         SHEN,LI         CHONGHUI,SHAOLI      34500
           507189          YOUNG          KENNETH,GERALDI      40000
           507195      DER TOROSSIAN        GREG,DEBRA        135000
           507197     TROMPETER/WECKE      PAUL/E. LILY        25000
           507199         BIEBER              JEANNIE          39000
           507200          CHENG              REGINA           50000
           507207        CAMPANILE         DARIO,MICHELE       99000
           507209         VAGANES             MICHAEL          34500
           507213         PINELLI         ANTHONY,MARGARE      98000

           507214         SALCIDO          ANGELO,TERESA        25000
           507216         GLEESON          PATRICK,SIDNEE       45000
           507218        FOCARAZZO              JOHN            32700
           507220          KOSAR            BRIAN,NICOLE        48500
           507223          BENSON           EUGENE,ANNE         50000
           507224     TOM,DE ST GEORG      DAVID,JENNIFER      200000
           507227        DANG/SMITH          DAVID/JEAN         69000
           507228         BENTLEY            LYNN,KAREN        150000
           507229         PAULSEN          STEPHEN,DIANE        30000
           507234          NELSON            DANE,JULIE        200000
           507238         GLAUBER             LEONARD           50000
           507239      HJELM,GRASSET       LAURIE,FREDERIC      40000
           507242         MUELLER           CONRAD,SUSAN       100000
           507248          HUBER          MICHAEL,FRANCES       50000
           507251           DUNN          WEI PONG,YU-TEN       60000
           507399         MAYBERRY            AINSLEY          100000

           507597       GUIRAGOSSIAN         JIRIR,SIMA         20000
           507905       GOURISHETTY        ASHOK,SUNITHA        31700
           507908           LEE                JAMES            22300
           507917         O'CONNOR          JOHN,JUDITH         34000
           507920         NAKATANI           WADE,RUTH          20000
           507922         DIAMOND           DALE,MARIAN         19700
           507925           LIEW              JEFFREY           25000
           507932          MICONI          DAVID,CYNTHIA        20000
           507934          FULTON         WILLIAM,CHARLEN       25900
           507938          RUCKER         ARNOLD,MARGARET       68300
           507946           REED             MARK,JOYCE         24000
           507947          JONES            LORIN,MARION        31900
           507955          SMITH            DONALD,NANCY        21000
           507956      DRISCOLL/OUNKEO    JOHN,CHANTHANOM       35000
           507957         HAGERTY          MICHAEL,DONNA        89900
           507960           LUNA             JOHN,DONA          24500
           507961          OSBORN          TIMOTHY,DONNA        16000
           507963         SIDBECK              MARY C           58000
           507972          BEGLEY           CHRIS,SHEILA        25000
           507977         KUERBIS           PAUL/CATHYANN       86700
           507979          PATTEN         DOUGLAS,ANNETTE       20000
           507980          RYLES               ASHLEY           50000
           507982          WHALEN          KEVIN,MARY LOU      200000
           507988         JAMISON           LILLIAN,MARC        20000
           507989         CENTONI            Oscar,Mary         21000
           507990         GOLUSZEK        DANIEL,MALGORZA       30000
           507991     BEYROUTI/ANDERS     ALAN,CHRISTIANN       39400
           507996          HOHMAN              ROBERT          100000
           507998         ANDERSON          JAMES,DIANE         42000
           508002         OVERTON          THOMAS,JOHANNA       35000
           508003          GUILD            GREGORY,LENA        60000
           508006          MOXLEY          FRANK,HEATHER        50000
           508009            WU              TIM,SHEILA         45000
           508013        BLACKWELL          KEITH,JULIE         73200
           508016          SCOTT           DENNIS,MAUREEN       33000
           508018          BARON            MARGARET E.         73000
           508021         GUTHRIE          JAMES,VIRGINIA       35000
           508027          LYNCH             PAUL,LEIGH         20000

           508028         BECKETT              PETER           21000
           508031       MOLKENBUHR         WILLIAM,SUSAN       50000
           508032         MCGRAW            ROGER,JANET        13800
           508038          VOSS              MICHAEL J         20000
           508041        AMIRPOUR         PARVIZ,FIROUZEH      25000
           508042         MALTBY           JOSEPH,LESLIE       50000
           508043          BRUSH              SHERIE           14100
           508044         GABITES           MARK,DEBRA         30000
           508045     BUENAGUA/BUENAG     ARMENGOL/GLORIA      30000
           508046         CURTIN           REATHA,DONALD       25000
           508049          LENTZ            STEVE,LAURA        49400
           508050         FOXALL               MARY            18000
           508051         PADRID           JOSEPH,SUSAN        34000

           508052         MATHON          PHILIP,JACQUELY      23500
           508053       CARR/KOSTER        FRANK/RICHARD       23000
           508061         GARNER            ROBERT,MARY        37600
           508062        GALLIGAN          JAMES,BARBARA       45000
           508067           LIM               MAXIMA           40000
           508068        SLATTERY           KERRY/KAREN        17000
           508077        FOURNIER         CHRISTOPHER,EIL      24100
           508079        CAMPANALE         GARY,CASONDRA       21000
           508080     LABIODA/ZICCARD      JAMES,KATHRYN      125000
           508085          MAGID           PAUL,REBECCA        10000
           508087        MANSUR JR            RICHARD          30000
           508088          JONES            ROGER,LINDA        50000
           508089        CANCILLA          MICHAEL,GERRI       24900
           508091          CHASE          DOUGLAS,ROBERTA     100000
           508094        INFANTINO        NICKOLAS,CATHER      50000
           508095         ZIMMERS           FRED,CHERYL        20000
           508098         PERRITT              VELMA           10000
           508102          SCARR          DOUGLAS,SHELLEY      45000
           508106          MYERS          STEPHEN,LILIAN       50000
           508107        MENDIETA           JOHN,DONNA         25000
           508108         MCGRADE           PAUL,SYLVIA        83000
           508112          HUBER               MARC            25000
           508114         FOGARTY               KAY            39400
           508115          WEST            CAMERON,RONDA       17000
           508116        STROMBERG             TANYA           25000
           508117          BAUER               LANCE           11000
           508118          DAHMS               JAMES           25000
           508119         HOUSTON         CHARLES,PATRICI      14000
           508122        ROCHA JR.          PAZ,DEBORAH        50000
           508124         SHAPIRO          ITZHAK,AHOURA       50000
           508125        AMBROSINI         ALAN,CATHLEEN       30000
           508126       GUARD/DAVIS        ERIC/CYNTHIA        25000
           508129          JONES           HARLEY,SHARON       50000
           508131         RIDGWAY         HAROLD,KATHRYN       19000
           508136          GAGE             DEAN,KARLA         23000
           508137        MCCULLOCH         JOSEPH,LOUISE       40000
           508140          LAPAY             KATHERINE         50000
           508142          GEYER               JAMES           50000
           508146          GUDER           VICTOR,MARIAN       50000
           508147           HO             RICHARD,NINA        22000
           508148          NIES           DAVID,CONSTANCE      50000

           508149          MOTE             JOAN,DANIEL       100000
           508150         MCKOWEN         KENNETH,BOBBIE       16800
           508163     MAHMOODI/SHORAK      ALI/SHAYESTEH       74400
           508164          SALA            RUSSELL,JANET       48000
           508165          RUIZ              ELIZABETH         20000
           508166          URIE                JAMES          100000
           508167         LIVELY              MELINDA          23000
           508168           HEE           PATRICK,VERONIC      50000
           508172          WEST           LAMBERT,KARMEN       15000
           508175          ZANE           ADAM,STEPHANIE       40000

           508176         WESNER          RONALD,CRHISTIN      24900
           508177        NICHOLSON        JUANITA,ROBERT       30000
           508180         STRONCK         DAVID,FLORENCE       50000
           508182          STANG            PAUL,JANET         25000
           508183         JACQUES          BILL,REBECCA        31100
           508188        FONTAINE            NANCY F.          24000
           508189       MODZELEWSKI       MATTHEW,ADRENA       16000
           508190       HOISINGTON            VICTOR           50000
           508193     MORSHEDIAN/HAJI       ALI,ZOHREH         50000
           508194        KLOVDAHL           KRIS,LUISA         50000
           508197         SAMUELS            PAT,CAROL         20000
           508209        SPURGEON             JEANNE           18000
           508210        CASTANEDA         CAROL,ROBERT        74000
           508218         GHARAVI             HOMEIRA          50000
           508219     KANNAPPAN/SHANK     SHANKAR,CHITRA       25100
           508221          GOFF                NINA            48000
           508222          BURKE              JEANNE           31600
           508223          BROCK              C. SUE           48400
           508224         SAFFARI           ABOL,VIOLET        15000
           508225          DUDAS           FRANK,COLLEEN       47600
           508229          FONG                SIMON           20000
           508230         MARTIN           GRAHAM,DIANE        10000
           508235        SKELLHAM               IRA            50000
           508236         SCHRAF              DONALD           30000
           508237         FIALHO          ANTHONY,CARMEN       33600
           508240          YATES            STEVE,HELEN       100000
           508242          HALEY           JERROLD,LILA        99500
           508248       ROTHENBACH             TERRY           19500
           508250         HOFFMAN         HARRIET,KIRKMAN      30000
           508251         MUELLER           ROBERT,MARY        25000
           508253          BUSBY          CLIFFORD,SUSAN       45000
           508254          PECK             DAVID,JUDY         26700
           508255         GLEASON          DANIEL,CATHY        34000
           508256          BAKKE             RON,JANET         24000
           508257         EDWARDS           GREGORY,KAY        25000
           508258        HAGGARTY          CHARLES,GINA       125000
           508262           LEE            ROGER,BONNIE        50000
           508263         RAMSAY           DONALD,GRACE        15000
           508266         POWELL          RICHARD,GLENDA       48300
           508269        BOLENTINI           STEVEN C.         40000
           508272         LAMPLE          HENRY,PATRICIA       42000
           508273          PEREZ          JOANN,HUMBERTO       12500
           508274       BATCHELDER         PHILIP,BRENDA       26300
           508276         PONESSA           GARY,CATHY         20000

           508277         SASEUNG         TONGPUK,BRENDA       18800
           508278       SEEHUETTER         PATRICK,LINDA       38000
           508281        QUINTANA           DUANE,SUSAN        25000
           508282         HERMAN            HENRY,ALMA         50000
           508283          IWAKO           SHINYA,KEIKO        11000
           508284         WALLICH           KENNETH M.         28000
           508285          BLAKE              TAMARA           30700

           508286          GOULD               DONNA           25000
           508287       CRITCHFIELD        JEFFREY,LAURA       59100
           508289         JENSEN            JENNIFER J.        11000
           508292         CHENEY             DAVID K.          14700
           508293          HOBBY           EUGENE,ANDREA       21200
           508300         TERZIEV          NICOLAY,MYRA        25000
           508302        STREBECK           DON,SILVIA         23000
           508305        PETERSEN            CONSTANCE         75000
           508306       KARAGEZIAN         GAGIK,LUSINE        42500
           508309         KILLIAN            NANCY J.          40000
           508320         WOELFEL          LARRY,DOREEN        17000
           508332       RICHARDSON           RAUL,LISA         85200
           508336          DEANE           CRISTA,GAVIN        17000
           508337         BLUEMKE             FRANCES          10100
           508339         NYE JR.           ROBERT,JOAN        45000
           508343          GRAF             FRED,JANICE        50000
           508355        BROMBAUGH             CAROL           11300
           508358         BIGANDO           JOHN,JANYCE        20000
           508359          HOANG                HUY            40000
           508360         BAHERI               HAMID           50000
           508364         CHAVIRA         ROSEMARY,ELIAS       40400
           508367         FISHER             MARK,TRIS         20000
           508368      MALINA/HEATH        MICHAEL/KAREN       45000
           508375          EVANS            STEVEN,ANNE        99000
           508376        CHAMPLIN           GARY,LUANN         27000
           508377     BORDEGARY/KOLOW     EUGENE/LORRAINE      22500
           508389        MCCAULEY          PATRICK,LISA        43700
           508390          HIRAI              MASAKO           50000
           508391         GALVIN           MICHAEL,LAURA       14400
           508393        CASTANEDA        REYNALDO,MARCIA      25000
           508395       DELOREFICE         DAN,PATRICIA        40000
           508416        LOVELACE             JEFFREY          50000
           508417         POWERS              JOHN P.          22000
           508425         ROBINS           DONALD,KAYKO        49000
           508427          EATON             DAVID L.          45000
           508431         CUDNEY          RONALD,CANDACE       39200
           508432        DIETRICH         BRUCE,ANNELIESE     100000
           508447           HAY            GORDON,TERESA       30000
           508450         FELDMAN         R.KEVIN,DENISE       26000
           508455          HEAD           MICHAEL,MICHELE      24700
           508458          RAND            RANDY,DEIRDRE       50000
           508467         RIESKE            BRUCE,ROSE         12000
           508481     ELLENBOGEN/LURI       NANCY/JOEL         55500
           508489       GILL/CRAMER         ALAN/KATHY         16500
           508493         GRAYSON         BERNARD,BERNICE      85000
           508498        MCKINLEY         EDWARD,SUZANNE       26400
           508505        OTTOBONI          JEFFREY,TERRI       45600

           508512      PAYNE/GOGGIN       DELORIS,JOSEPH       29800
           508523       SMITH/KOHL        TIMOTHY,ADELLE       50000
           508540         SEDANO            HECTOR,TAMI        23700
           508541         MEDDOCK         FRANKIE SHARON       25000

           508551     DRESSLER/WALDOR      HEIDI,MICHAEL       24200
           508554         MURPHY               LISA            27000
           508557          JAMES          GRAYSON,KATHRYN      31200
           508575         NARDUZI          MARIO,DEANNE        41000
           508582      TAYLOR/TAYLOR       STEPHAN/JOHN        27000
           508600         WESTON               PETER           45000
           508601          SHORT            JIM,EDETTE         10000
           508606     MCCRYSTLE/SAARI      EVELYN/LINDA        12000
           508613         CAHILL             ANA,ANDRE         75000
           508619        MARTINEZ            ALLEN A.          16100
           508634         STAMPER          EDWARD,DIANE       100000
           508635          LANG              NANCY A.          50000
           508637          FASKO                IVY            33000
           508655       PRATT/MARK          KENNI,MARK         50000
           508657         MORAVEC         HENRY,GLORIA N.     100000
           508662        BERFIELD          ALEC,BARBARA        45000
           508669         NESBITT          PETER,OLWYNE        27700
           508679         CONNERS         JEFFREY,BARBARA      25000
           508702         SYMONS          R. JAMES,SUSANN     100000
           508709     OSBORNE/STRAND        JAMES/DONNA        37200
           508719         HOWARD           DORTHY,THOMAS       42600
           508732          VILLA          ORLANDO,MARGARE      25000
           508735         FRAGER          DOUGLAS,JOANNA       18500
           508736          PARRY           DAVID,SUZANNE       35000
           508745       LAMPENFELD             MARK            47100
           508758        CONGIRLU         MAHYAR,BRIGETTE      30000
           508760         BEHLER             LINDA S.          30000
           508765        REYNOLDS           MARILYN K.         50000
           508766         NGUYEN              HUY CHI          50000
           508774          ATKIN              KAAREN           25000
           508819          PRICE              SHIRLEY         210000
           508826        ARREGUIN         JOHN,GUADALUPE      100000
           508828         CAYWOOD          RICHARD,GAYLE       33000
           508832          SMITH           ANDREW,BRENDA       33000
           508835         DEVRIES              NAOMI           18000
           508844        SISNEROS            ELIZABETH         25400
           508849           FIX            DANIEL,SUSAN        31000
           508860         JOHNSON              GARY            32200
           508903          KUHN           LOWELL,BEVERLY       25000
           508910         BOWMAN               DAVID           29000
           508959        MCCLELLAN             MARK            19500
           509025         LANDRI               FRANK           29650
           509088          WOLF               HENRY A          32000
           509234          BARRY            GREGORY,MAY       116000
           509281        WASSERMAN            STUART           12900
           509509         PARMER              DENNIS          100000
           509809        MORTENSEN        JOHN,ELIZABETH       34500
           509817          AZIZ             WISSAM,FIDA        22000
           509828         BULLIS              WARREN           25000
           509833     HILDEBRAND/COHE     PATRICK/JUDITH       64000

           509839        GLADWELL           GEORGE,GINA        33700

           509862         BRANDON              SCOTT           14500
           509872         ANGELES             NOE,ANA          22500
           509876          YUAN             JAMES,XIAO         70700
           509879        BRANIGAN          MICHAEL,SARAH       74000
           509886        SCHUSTER             JEROME           25000
           509892        MC CARTHY        DENNIS,MAUREEN       56800
           509904          VERT            PAUL,CHARLENE      100000
           509907         PUTNEY            CLOVIS,SUE         50000
           509916        PEMBROOK             LLORENS          83500
           509919          EGAN                LORI            47700
           509922        SESSIONS             WILLIAM          31200
           509924          MOYER           TODD,MICHELLE       28100
           509928         ENABNIT          STEVEN,CAROL        39500
           509949        GRAZIANO          NADINE,JOSEPH       40400
           509967         BAHTIAR             ARDIMAN          26200
           509989         CHESSER         MICHAEL,PEARLY       50000
           510037         POTENTI              MARY            44800
           510038          PEKOW          GEORGE,MELINDA       20000
           510039          LANG           CHRISTOPHER,JOY      35000
           510043          TROOP            ALAN,TRACEY       100000
           510053         CASINO               LISA            26000
           510059        ERICKSON         KEITH,ADRIENNE      100000
           510066        DETTMANN         STEVEN,JACQUELI      75200
           510089          MINER              STEPHEN         100000
           510092       MASTRANGELO            IRMA            21700
           510094          LEWIS               SIMON           53500
           510100          DRYAD               ANNE            12400
           510108        GOLDSTEIN             FRANK           38200
           510114         TASAKA          MASATOSHI,FUSAK      43300
           510118        AVLONITIS           PATRICIA          50000
           510154        TAKAHASHI          TEROU,AYAKO        90000
           510165        ARAKELIAN            HRITON           21900
           510172           LAW             ALLAN,BETH         17500
           510175          BRADY               BERYL           44000
           510179      KELLY/CABRERA        JAMES/JORGE        46000
           510182        SCHNEIDER             WENDY           33500
           510185      KOIRE/JOSEPH       GRETCHEN/DAVID       56800
           510194       JARMEL/NUNN         MARK/TERRI         50000
           510199          KELLY              SHANNON          50000
           510203         GALVAN           ERNESTO RAUL        36800
           510208         DELGER              MICHAEL          27100
           510212         ROCKEY            DANA,PEGGY        160000
           510216        SCRIBNER           ALLEN,JONI         42000
           510223         DAKOSKE           TOM,JUDIANN        85000
           510242        VAN LOON         EDUARD,CATHERIN      30000
           510252     GHADOUSHI/ELISO       KAYVAN/ETI         50000
           510257         ROCKETT             BARBARA          14700
           510287        ANDERSEN             DENNIS           48500
           510293       SINGH/KAUR        SURINDER/IQBAL       32000
           510305          PARR               GREGORY          23100
           510306          SKAFF              RICHARD         100000
           510317        ATLASMAN             DIMITRI         100000
           510342         SOLARO             JOHN,LYNN         50000

           510344        VAN GUNDY        THOMAS,PRISCILL      40000
           510346         DE JUTE             JANICE           25000
           510367          REES            ATSUKO,BRIAN        82500
           510370         REINING         RICHARD,JOANNE       50000
           510378        ANDERSON         STEPHAN,SIGRID       35000
           510382         JACKSON          MICHAEL,SUSAN       35000
           510401         KAMEDA              ROBERTA          81700
           510440       BREASHEARS        STEPHEN,BARBARA      24200
           510446         VANEGAS           JESS,ANITA         41400
           510450        PESAVANTO          DALE,LAURA         28200
           510479         PRIDDY            JOSEPH/MARY        24900
           510491        SWARTHOUT          ELLEN,CRAIG        68000
           510504          KELLY          RICHARD,MEAGHAN      46500
           510506          BUCH            DANIEL,MAGGIE       30600
           510524        BERNSTEN           BROCK,DIANA        88000
           510544         HINMAN          JEFFREY,DEBORA       94500
           510581        JOHNSTON         RAYMOND,ARLENE       32400
           510586          KALK               ANTHONY          47800
           510604         DAILEY           THOMAS,IRENE        36000
           510609        SCHWERING              GUY            70000
           510617          SARIC              ZLATKO           35000
           510623          KWON              JUNG,YONG         35000
           510628          LEONG              JEROME           20200
           510658         PARKER              MICHAEL          18000
           510672       LOEWENTHAL          MARC,NANCY         97500
           510685         KASDIN          JEREMY,RAKEFET      130000
           510704          BEEBE             RUTSUTEE          49300
           510721        CRUSPERO             GABINO           27450
           510727         REEDER           MATTHEW,KATHY       35800
           510740          RUNDE               LISA            37000
           510741     MC DANIEL/REDM       ANDREAS/MARK        59500
           510742         DANIELS         TIMOTHY,PATRICI      43500
           510746         DHILLON           AJAY,MADHU         50000
           510747       VALENZIANO        GREGG,PATRICIA       50000
           510751       EBERSPACHER       MARTIN,ANNETTE       50000
           510753         DUNCAN           KURT,KRISTIE        31900
           510755     HOWDEN/MOORE/JO     JONATHAN/LINDA/      35000
           510765         BONHAG              WALTER           55100
           510777          MAHER            BRIAN DAVID        41400
           510779      WARFORD-MILAM          SHEILA           50000
           510780         LARSON          STEVEN,KATHLEEN     100000
           510785       GOLDSHTEIN           BORIS,EVA        200000
           510796         BADGETT          ATOUSA,HERMAN       71000
           510805     WRIGHT/WILLIAMS      ROBERT,DIANA        50000
           510817         HASKELL         CHRISTOPHER,LIS      29000
           510822        RANCADORE        DOMINIC,MARGARE     100000
           510824         FREESE           RONALD,DIANE        24200
           510825         BISHOPP            LAURIE A          22700
           510846      RAMAKARISHNAN        KSHETRAPALA        47000
           510854         MARRONE          RICHARD,ROBIN       43000
           510869         LEIGHT               GARY           200000
           510870         EISNER              RONALD           53500

           510874         ASHTON             PATRICK W         50000
           510875           LEE                DORA           100000

           510877          WATTS              BETTE E         150000
           510878        ZERAVICH           NANCY,JOHN        200000
           510882         PICKETT             BARBARA          37300
           510885         IVERSON           KENT,JUDIE         42300
           510903         MULLINS              JOAN            50000
           510907         MORGAN               BRUCE           26800
           510919         FROGNER             ROBERT           20000
           510921     LOWERY/GENNERT        RALPH/JULIE        39700
           510929        JAKIEMIEC           JOHN,ANNE         27200
           510941       NORTHINGTON         JOHN,KAYLON        31200
           510946           BUI           KHANH,JENNIFER       64700
           510949          KHAN               WAQAR A          20900
           510950         CASTRO           CARLOS,NORINE       60000
           510952      CROUCH,RODDA       RICHARD,KANDIS      200000
           510956         CURRIE          MICHAEL,STEPHAN      31200
           510957     WORMHOUDT,HOPPE      DANIEL,LESLIE       50000
           510958         ROBERTS          ROBERT,BETTY        75000
           510962          ROHL             LOUIS,LAURA        37500
           510974     BOTTORFF/RICHAR       JAN/ELAINE         42200
           510997         SMTHOFF              LARRY           38200
           511005          BURRI            DAVID,KAREN        87000
           511020        RODRIGUEZ            RITA M           50000
           511021         SCHMIDT         GREGORY,KRISTIN      40000
           511026       DELGADILLO        JOSE,CHRISTINE       39000
           511028          HOUP             RALPH,JULIE       100000
           511037         ROTHMAN             JEFFERY          83700
           511038         NELSON           MATTHEW,IRENE       41200
           511044         MCCAIN           JEFFREY,SUSAN       65400
           511078          EISEL           MONICA,DAVID        20200
           511091          WITT              STEPHANIE         50000
           511092         HUNTER           RICHARD,MIMI       100000
           511093         TRAPKIN            FRED,JOAN         25000
           511094          REESE                EVA            22300
           511100        MCERLAIN          MICHAEL,BECKY       70000
           511103         JOHNSON           GARY,LINDA        100000
           511104          MARSH              CAROLYN          29500
           511119           FRY             ERIC,LESLIE        79200
           511123         ZANETTE         ANTHONY,MELINDA      72800
           511125         SPIELER          ROGER,KELLIE        29200
           511127         MCLEOD               JOHN            34500
           511131          GERA             ANIL,ANITA        200000
           511139         FISHER             KIMBERLEY         51000
           511141        WILLIAMS          ERIK,ANNETTE        26900
           511143         HODGES           JAMES,PAMELA        54900
           511146          YOUNG            JASON,VICKI        40000
           511149        TEHRANCHI         FARHAD,IRENE        28000
           511158      HEILDER/CRAIG      STEPHEN/HARVEY       27400
           511173         MILLER          MICHAEL,SUZANNE     100000
           511182        RIQUEROS           ROD,MELISSA        39500

           511183         MANTIA               JON A           50000
           511187        TROUTMAN          DAVID,JUDITH        50000
           511188       NAPOLITANO         GAETANO,GUISY       42000
           511189          LIOU           KUO-HSIANG,PI-Y      50000
           511204         JOHNSON          DANIEL,HEIDI        18700

             511208          SMITH        CHARLES,ANN       112500
             511216           DEA       ALVIN,LU MARLA       41200
             511230       HUTCHINSON     CRAIG,TERESA        19000
             511237         ALVAREZ     MANUEL,CECILIA       40500
             511243           WOO       DARRYL,CELESTE      100000
             511247          KELLY       PETER,DENISE        48000
             511248         MORITZ       MARK,TAMERE         46500
             511274       YEN/YEN/YEN   NANCY/FRANNY/GA      34300
             511277         NELSON      PHILIP,BARBARA      148000
             511425        WILKERSON     MARK,KIMBERLY       25000
             511434         BARNES        JESSE,MARY         50000
             511446         KAMADA       LEONARD,SUSAN       21000
             511460        HEISINGER      DOUG,KAREN         17800
             511498         VALLEJO          KATY            13500
             511515        YAMAHATA      WAYNE,PAMELA        50000
             511533          KING           YVONNE           60000
             511536         CONNER          DENETTE          22800
             511560        STRICKER      FRANK,CANDACE       45000
             511615         ATCHLEY         WILLIAM          10500
             511624         TAYLOR          NANETTE          14200
             511630         ROCKER            AMY            37400
             511631          SMITH      STEVEN,KRISTINE      38500
             511635         RITTER          RONALD           50000
             511678         JENSEN           BRUCE           23200
             511696          HENRY        DENA,DAVID         34800
             511765        WOLONSKY          MARK            55400
             511817          MARIN        RAY,VALERIE        49000
             511830        MCCLUSKEY    RICHARD,BARBARA      20200
             511876        SUTTERLIN    TERRY,JEANNETTE      20000
             511885        MCKNIGHT      IAN,JEANETTE        25300
             511894         SHELTON       L.JOE,CATHY        38000
             512044         BALDWIN     RICHARD,CONSTA       55700
             512057         SWITZER      SCOTT,CHERI         90000
             512064          HART         MARY,JAMES         24450
             512153         PARRISH      MICHAEL,CAROL       21450
             512156          MAHIL          KULDEEP          35000
             512159         LEONARD      ANDREW,RONDI       100000
             512215          ROLFE       JAMES,MARILOU       20000
             512239        MCKNIGHT     PATRICK,MARILE       78400
             512247         RETTMAN       PETER,DEBRA       100000
             512257          SALKA        COREY,LISA         95300
             512306         HOWARD      F JAMES,LAURIE       20500
             512401           GIL       FRANCISCO,CELIA      55000
             512405          WELLS       JOHN,DEBORAH        14900
             512409         SNIPES       DANIEL,EDRIS        35000
             512412        GONZALEZ          DAVID           19000

             512427          BROW            EDITH           17000
             512437         BROSLOW      DONALD,BONNIE       20700
             512443         HORNER         KENT,KIM          50000
             512467         BULLOCK     RICHARD,DONNALE      56000
             512476        GIARDINA          FRANK           31500
             512477         SOMERS       PETER,PAULINE       27500
             512487          SACKS      STEPHEN,ANDREA       45000
             512524        MOALLEMI       KAMRAM,LISA       200000

           512537          MEYER          RICHARD,CYNTHIA     100000
           512556        DESIMONE             JOSEPH           63000
           512557         VOMHOF           DANIEL,SHERYL       29000
           512562       WALLENSTEIN         ROBERT,MARY        50000
           512563         HUSSEY            JOHN,ELLEN         40000
           512572         MECUCCI         LAWRENCE,DORIS       20000
           512574          VINES              WILLIE           25000
           512576          LILLY          CHARLES,DEBORAH      30000
           512590         BRANCH              JUDITH           15000
           512592          CARR                SCOTT           24700
           512600        ANDERSON              MARC            26000
           512607         LOVITT               TONY            17500
           512621       HINRICHSEN           RICK,ANNA         36000
           512627        SPANGRUD              BRUCE           27700
           512634     TONKS/HODGKINSO        IAN,CLARE         29600
           512639          GOOD           KENNETH,FRANCIN      41100
           512655        PHILLIPS         FREDRICK,CLARIS     100000
           512660         TRIBBLE              JAMES           14000
           512661         MCINDOE          BRUCE,SAUNDRA       50000
           512664          HOWER              PAMELA           65200
           512679          MOORE               MARC            24000
           512681         CLENNY           DANIEL,SUSAN        28000
           512682     RIDGEWAY/HUMPHR       EVA,HJALMAR        23500
           512685         MACKAY            PETER,LINDA        26500
           512710          DANG               DI,HUE           48000
           512718     SCHIPPER/SCHIPP      SIMON/PHILLIP       28000
           512721         ALLISON              DAVID           42300
           512722          SMITH               PETER           75000
           512728         STRANG               DIANE           20000
           512733         KOPICKI              DARLA           25100
           512742     VASQUEZ/FORSGRE       FRANK,DAWN         29800
           512748        ALEXANDER         CYRIAC,ALICE        95000
           512795          LUKA            DANIEL,SUSAN        33000
           512798         CHAPSKI             KENNETH          31500
           512806         POTTER              SHEILA           20200
           512818          WELCH           MICHAEL,SUSAN       53500
           512821      KALEMKIARIAN            DAVID           60000
           512829        BOSTWICK              CARLA           20900
           512835          BROWN               JANEY           51000
           512839         PRANGE           RONALD,JULIA        42000
           512851         FOSKETT          JAMES,SUSANA        56000
           512868         MORRIS          BRYANT,DEIRDRE      200000
           512873        SCHINDLER            JEFFREY          40000

           512881          TOPP               BARBARA          50000
           512902         VASQUEZ          THOMAS,STACEY       14200
           512905         CONGER          LAWRENCE,JEANIE      37600
           512911        HENTSCHL            PAUL,JUDE         78800
           512913          WHITE               JANET           30000
           512921         NICHOLL              JAYNE           40000
           512927       SCHMIDERER        DAVID,JOSEFINA       21000
           512935          LOPEZ            DAVID,DORA         18600
           512950          SMITH            PAUL,KAREN         30000
           512952        BECKWITH             GERALD           94000
           512953           MAY            THOMAS,SHARON       97000

            512969     FLAUDING/LANGE      THOMAS,MARCIA       42400
            512971        WELLIVER         WILLIAM,CARI        39000
            512986          LEWIS          EDGAR,MARLENE       35000
            513000         GLOVER           JAMES,JEAN         85500
            513003        LOUGHEED          GARY,DIANE         24000
            513013         LIVELY             JOANNE           23200
            513014         BERGIN           JOHN,SARAH         50000
            513018        LAURIENTI         JOHN,SHEILA       100000
            513028           HAU             CAROLINE          10000
            513039       TALIAFERRO       PETER,CATHERINE      17100
            513042         FANNING         WILLIAM,DEBRA       54400
            513044          KING              MICHAEL          30000
            513064       WINDBIGLER         RICK,SHERI         47200
            513070          RYAN               LUKE            39000
            513072          JONES          PAUL,HEATHER        50100
            513087         NAVARA          GERALD,PAMELA       61500
            513126         MORALES         WILLIAM,LISA        95700
            513136          DEASE           KERRY,PAULA        23000
            513137         WHITLEY         DANIEL,LINDA        13800
            513140         BALLOUZ            GEORGES          25000
            513171         ARVIZU              TERRI           25000
            513174        HAWKINSON         DALE,LYNNE         72600
            513176        MATTHEWS         DONALD,JANINE       20800
            513184          KUBO             TORU,YUKO         83200
            513187         MADRUGA        JOSEPH,ADELINE      100000
            513188         MOSLEY          EDWARD,IRENE        46500
            513195          MASON           JOHN,JACKIE        48300
            513206         ISAACSON          PATRICIA          35000
            513220         DURFEY          EDWARD,COREEN       59000
            513226         HAYNES          ROBERT,LYNDA        35000
            513234        DELORENZO       NICHOLAS,CHERRY      52500
            513247         HAGERTY        PAUL,CATHERINE       23700
            513252           LEE              LEILANI          20000
            513261         BELCHER            RONALD           60000
            513267         SACHER           KARY,PAMELA        26000
            513269         MCNEIL               ANN            18300
            513272          SAEZ               LUIS            11300
            513279     KING/BRAMLETTE     SARA,PRISCILLA       30000
            513284         GOODALL        ROBERT,CHRISTIN      15000

            513287        PETRUCCI         VINCENT,GRACE       38000
            513305         HUGHES             ROBERT          200000
            513324          HOGUE         MICHAEL,CHRISTI      40000
            513329        ROSEBERRY        STEPHEN,ANNA        25000
            513336          WEST           MICHAEL,TRACI       26900
            513337          PERRY          EDGAR,MARION        50000
            513344          BARCA               RON            30300
            513354         FORTSON         KEVIN,ERICKA        97500
            513364          NHAN               LANH            25000
            513380          SMITH             EDWARD           23900
            513387         WILSON         DOUGLAS,KATHLEE      63000
            513389          HUDA               RITA            48000
            513391           ROY               SUBIR          125000
            513393        HINOJOSA             MONTY           11100
            513428       PONOMARCHUK       SERGEY,MARINA       23500

           513443         CURTIS              DELAINE          32800
           513445        MCCLELLAN        ROBERT,CECELIA       50000
           513451         LOSASSO         LEONARD,CYNTHI      130000
           513456          LEARY          ROBERT,STEPHANI      27000
           513458         SIEGEL               LINDA           53000
           513462          EARLY          JONATHAN,JACQUE      80000
           513471        WEN/HSIAO        SHIH-CHIEH,TING      20000
           513489         FRASER               LARRY           50000
           513506      WARREN/POSTON        ANDREA/MARY        66500
           513516         MCKENNA              JOANN           33400
           513538          SACHS               PAULA           20000
           513540         MERNER            BRETT,PEGGY        30000
           513543         GARWOOD          RICHARD,HEIDI      107000
           513553       KESHISHIAN        MANUEL,ROSETTE       44700
           513560        AUMILLER             GORDON           24200
           513561        LINDGREN            JOHN,JANE        200000
           513577          YU/YE           DA LIANG/XIAO       50000
           513579         ISLAVA          STEVEN,MARILYN       40000
           513586     REZENDES/TANNEH        KAREN,JON         50000
           513598         EACHUS              THOMAS           18300
           513621          TORRE          MARSHALL,BONNIE      31500
           513638          SALE             DAVID,NANCY        42000
           513646         MURPHY          DAVID,MARYANNE       30000
           513651         HOLLEY            CHARLES,GAY       100000
           513661          HINTZ           DENNIS,CAROLE       36000
           513662         BEASLEY          JEROME,JANET        39000
           513663         ROLOFF          RODNEY,PATRICIA      17000
           513722     MCCLURE/STEELE      WARREN,PATRICIA      48000
           513747         ROGERS           CYNTHIA,JOHN        50000
           513748     MARSHAL/KELMEN       FRANCINE,GARY       64000
           513761         BIGHAM             ROSEMARIE         14500
           513768         IVERSON         JEFFREY,CAROLYN      38000
           513770         SLEVIN           EDWARD,JANET       100000
           513809          SCOTT              JOSEPH           19000
           513813        SAWAMURA            SHINICHI          19200
           513840        COSTELLO          THOMAS,BARRI        22800
           513846        NAJMABADI             HAJI           100000
           513850           LAI             JOHN,DIANE         36500
           513875         GATELY            EDWARD,NORA        17300
           513904       BESCHORNER         MICHAEL,HELEN       16282
           513905          BOND           JONATHAN,HELEN       82500
           513907        SILVEIRA             MANUEL          140000
           513921          RIZZO              JEFFREY          27500
           513941         HOPSON           DANIEL,OFELIA       61540
           513958         HAUSNER          TERRY,SANDRA       125000
           513962          BAUR             PETER,MARY         83350
           513965     DACANAY/WELLMAN       LOREN/PEGGY        34900
           513987     KARETI/TUPAKULA     LAKSHMI/PADMAJA      33500
           514000        ROBERTSON           IAN,HELEN         48750
           514002         STEPHAN         BERNIE,JERILYN       42200
           514037          PAUL               MICHAEL          39500
           514096         KESTUR              KRISHNA          30900

           514105         WINTERS         ROBERT,DARLENE       55000
           514137       WlNTERMEYER         JON,BARBARA        34100

           514149        KRIKORIAN             RAFFY           32500
           514400        KALFAYAN           RALPH,LORI         46000
           514413           FOX              MOE,HELEN         75000
           514416     SAVITSKY-SAPERS         RHONDA           37000
           514422      LASTING/JACKS        RICHARD/AMY        50000
           514432        COSTELLO           ROBERT,ROSE       100000
           514437         SPENCER             NICOLE           16600
           514439         SICKLES          ROBERT,PAULA        17900
           514440         CULLEN           DANIEL,KATHY       108000
           514454         JOHNSON              BRIAN           20000
           514459       ROCKNOWSKI          JOHN,JOYCE        100000
           514485        GHAFFARI           TONY,HOLLY         51200
           514491         HEEBNER        KENNETH,ANNETTE       25500
           514493         BUTCHER          SCOTT,DIANNA        38000
           514506         DORNIN              ROBERT           44200
           514507          BOYKO            WALTER,J. M.      140000
           514520           LEE            WILLIAM,LUCY        27800
           514542         SILBERT             STEPHEN         100000
           514547         SCHOMER          SCOTT,COLLEEN       72000
           514552         GARCIA              DOLORES          32000
           514554         HOUSMAN             RONALD           33500
           514558         COFFELT              TINA            41200
           514559          ROJAS               JESUS           20000
           514574          CHEN           HAI-AN,CHY-DIH      100000
           514579         GARCIA               FRANK           34800
           514587          BURT            JEFFERY,NANCY       50000
           514597          BURAU            THOMAS,MARY        40000
           514599     FELDSTEIN/BUSBI      STEVEN/DANIEL       35000
           514611          LEVY            DEREK,TAMARA        30000
           514614          HEWKO          CHRISTOPHER,DEB      28600
           514634         MAMMANA            CATHERINE         31800
           514645         BARKER          STEPHEN,MICHELE      70000
           514651     ZHENG/DING/ZHEN     QIANG,WEI/JING       29400
           514661          DRUZ               RICHARD          50000
           514664        WEINSTEIN           GREEGORY          27700
           514673          ASKEW            DAVID,DAWN         49000
           514686           LAI             JOHN,JESSIE        36200
           514687      MCCOOLO'HARA        CLINTON,DONNA       41000
           514692          CHWA             ODDY,HILDA         23500
           514706         WATERS               DUANE           90000
           514712         WIERSMA         RUSSELL,CONNIE       50000
           514720        BRACKLEY             STEPHEN         150000
           514724         LESSIN                ROB            92200
           514726         BREDICE              SUNNY           56700
           514730         STUART            GARY,MARIA         65000
           514736          DARIN           THOMAS,MARCIA       50000
           514737         PADRICK         DENNIS,ADRIENNE     150000

           514739          AJERE               BOLA            74500
           514744     MCDONALD/BARTO        DOUG/HILARY        50000
           514747          HUANG             YANG,NUAN         14200
           514768        CHKHEIDZE            MARINA           22300
           514782         ELLISON           DAVID,JUNE        200000
           514786       SCARABELLI            MICHELE          35000
           514797         BIOCHE          GILLES,JENNIFER      47600

           514802          WANG                DAVID          100000
           514812      ROGG/SANDLER       RICHARD/ELIZABE     250000
           514834         OHMOTO              SACHIKO          50000
           514852         POMPAN            STEVEN,LISA        57000
           514863         CLAYMAN          DEAN,JENNIFER       41200
           514867        SCHWARTZ             ROBERT           50000
           514872         SHALOM            DAVID,MITRA       200000
           514874           LIN                NANCY           36700
           514882        ARMSTRONG          GARY,ROBIN        100000
           514888         BROOKER              NEIL            39000
           514910         PETERS              HEATHER          77500
           514911        CARDINAL            PETER,KIM         16700
           514914         TURNER             CRAIG,KIM         38200
           514924        SHAHABIAN         JAVAD,FARIDEH       84000
           514939         ALPERT          CHARLES,BARBARA     100000
           514941         GRANAT               CAROL           27000
           514945          COOK           GERALD,MARGARET      28000
           514948          BAROS          JOSEPH,JULIANA       50000
           514953          SHAFT               BRUCE           40500
           514978        FEINBERG          DAVID,ANDREA        25000
           514989          BELL             LANTZ,NANCY        71500
           514992         DECKER           NORMAN,NORMA       200000
           514997         KASSEM               NADIA           56200
           515009          OZEAS          CHARLES,MELISSA      30000
           515019          SAAM           HOMAYOON,FARIBA      50000
           515041        HABERMAN           JEFFERY,ANN        37000
           515050         RISVOLD              CORY            33000
           515060          BROWN          GREGORY,DEBORAH      50000
           515062         CARUSO          ORLANDO,MONICA       30700
           515073     BONDS/DELAHOUSS     MANVILLE/SANDRA      69100
           515074        SULLIVAN           KEVIN,GINA         43500
           515109         RUELAS          GABRIEL,LESLIE       55000
           515111          TURK           STEPHEN,KATHLEE      46800
           515117          LEWIS               JOHN            98000
           515121        FISCHMAN             GUSTAVO          40300
           515124     LANDRUM/MORGAN      BARTON/FELICIA       28500
           515140       TATAVOSIAN          KRIST,AIDA         80000
           515151      HORWICH/COHEN        DAVID/ELISE        35000
           515154          KRAM             DAVID,ADINA        31000

           515156        BELSCHNER            STEPHEN          37500
           515163         GELMAN               ALAN            35400
           515166     KARLSEN/LARSEN         ANNE/KURT         24000
           515172         WEIANT            EDWARD,JOAN        38700
           515174        ANDLEMAN            JOHN,JOY          40000
           515181          CHALK               ALAN            45500
           515185         SANCHEZ              JOSE            34000
           515198          BAKER               KAREN           72900
           515204         WEIRICK          GREGORY,TRACY       48300
           515207        POSTOLOV         ANATOLY,LYUSYEN      51700
           515215         WECKER               JAMES           59400
           515234        BAKHTIAR             HEDAYAT          50000
           515241          GUEST             MARILYNE          50000
           515248       REES-DAVIES           SHEIRA           37300
           515255     POURAT/SEDDIGH       BIJAN/NELLIE       245000

           515263      BRINK/TORREY       RICHARD/REBECCA       80200
           515283          VOLZ            MICHAEL,DENNY        29700
           515287          COWAN               CARLA            43000
           515303      GRAHAM/FETTER       JOHN,MARGARET       200000
           515304     YAMADA/SCHERBAK       ARIC,NATALY        250000
           515306          ROSEN           ALLAN,CANDACE        72000
           515307      WALLNER/UTTER        JOHN/ANNETTE        46000
           515310          YOUNG              LAURENCE          90200
           515312          CLARK              ZACHARY           22500
           515314         QUAYLE          KENNETH,BARBARA       26200
           515401          KWON             KWANG,LINDA         35000
           515416         PUTRIS            GEORGE,NANCY        77000
           515425         MURILLO           PAUL,KATIANN        30000
           515432         JUAREZ               LYDIA            15000
           515440          LEUNG            WING,WINNIE         33000
           515442      PAL,KAUR/RAM       RAJ,AMARJIT/NAT       26200
           515455         GIBNEY          KATHERINE,CHRIS       32500
           515458     JAMISON/ROBINSO       THOMAS,PAULA        44500
           515460         WHITING          KENNETH,RENEE        46000
           515462          WOEST           RICHARD,TERESA       23100
           515466          BRUCE             REY,SHARON         63700
           515469          FUNKE             LISA,VERNE         79000
           515476        KIRIENKO           VIKTOR,RIMA         33500
           515477         HINTON                ROY             27000
           515497         RIVERS           DANIEL,JUANITA       15000
           515507         KENNEDY          WILLIAM,CYNTHI       72500
           515519         BENTLEY           DENNIS,ANNA         37000
           515544        ALEXANDER              DAI             29200
           515556        GONZALEZ           MARCO,ZONIA         45000
           515560          FRANZ            THOMAS,KATHY        48800
           515562         BERWALD           JOHN,SUZANNE       105000

           515565        SANDEJAS               INEZ            46400
           515568          SMITH          JEFFERY,ELIZABE      125000
           515584          ARITA               SANDRA           41400
           515592         KNIGHT             JOHN,DIANA        111750
           515596        CRISTIANO          JOSEPH,JANET        80000
           515598         MATHEWS            THOMAS V.          50000
           515600          CHUBB            JAMES,MARTHA       100000
           515603           KIM              INJIB,SUE          71500
           515606        FERNANDEZ         ANTHONY,SALLY       100000
           515612         GAYNOR               ROBERT           25000
           515616        JARAMILLO          JANET,RONALD        92800
           515632          THOMS              ART,RUTH          32100
           515643         CLYMER             SCOTT,NINA         31200
           515645          GOULD           JAMES,GERALYN       100000
           515648        GHIDOSSI            JEFFREY P         200000
           515650         WILKINS          ROBERT,JOANNE        24000
           515657          PARK            RICHARD,SANDRA      100000
           515658        ARMSTRONG         MICHAEL,KAYLYN       80000
           515660          PACE            DAVID,ELEANORE       70000
           515662         STEWART           VOY,CAROLYN         55000
           515676        LOPEZ,YES         ARSENIO,MARIA        33300
           515678         PULVINO             MARILYN           18200
           515688          THONG              MICHAEL           18000

           515711          CHANG            TERRY,BETTY        50000
           515713         TILMANT          JOSEPH,MERLE        65000
           515714        DANFORTH           DARIN,DEBBI        30000
           515719     TRAUTMAN/RAVITZ       SAMUEL/LIZA        32500
           515741         SCHMIDT           HEIMO,KARA         80000
           515743      SORENSEN/BOVE         ERIC/FRED         60000
           515745         HORICK              EDNA P           90000
           515749         FAJARDO          EMILIO,ARELI        25000
           515750         NORIEGA          GERARDO,SUSAN       27200
           515752         GOODMAN            LAURENCE          45700
           515759         PESSOA             CORNELIA          50000
           515765         MICHELA         BERNARD,ANGELIC      58400
           515768         KRANTZ           KENNETH,ANNA       100000
           515769         RAGGIO               MARK            31300
           515780         SALAMY            WADIE,AIDA        100000
           515785        TSAI-ENG              TENNY          100000
           515786          HINSE               LOES            17000
           515790        PETERSON              JOHN            70000
           515797          ADAMS            STEPHEN LEE       132200
           515817      MACHENHEIMER         FRED,LINDA         15000
           515819         CHAPMAN         BRUCE,JACQUELYN      70000
           515820     BARRETT,BAIGENT      WILLIAM,JULIE      100000
           515823         MCELYEA           STEVE,STACI        21000
           515825       BILLHEIMER        MYLES,STEPHANIE      27000
           515832          YORIO            BOB,JOANNE         50000

           515836           COX             CHERYL,JAY         42000
           515838           LE                ANDY B           50000
           515863         BARNETT              MARY            26800
           515865        WILLIAMS         GARNETT,CONSTAN     200000
           515868          NADER               BABAK          200000
           515869     ROBERTS,CONNELL      NANCY,TIMOTHY      100000
           515871         FULLER              DAVID R          50000
           515874         GREGORY         DAVID,ELIZABETH      78000
           515880         RECTOR             DON,MARIE        100000
           515892         OSBERG           RICHARD,SALLY       70000
           515894        SOONG,LIU         MILTON,LINDA        75000
           515895     BROAD,YAMASHIRO     WILLIAM,MARIKO      115000
           515923         FORKEY             KATHLEEN          25200
           515926     FORTIER/VACCARO     CYNTHIA/STEPHAN      55000
           515928          BULL            LESLIE,NANCY        29700
           515929         THERBER             AUSTIN           19000
           515930        GRUNDFOR            MARC,LISA         60100
           515937      BALLESTRAZZE       MICHAEL,ROBERTA      50000
           515941           ROY           CLAUDE,BARBARA       30000
           515967          ADAMS              GEORGE           50000
           515972          SAXON               JANET           10000
           515975       STANGROVER        MICHAEL,RHONDA       34500
           515977         MEHIEL          PETER,MARGARET       79000
           515978         MCMANUS         SCOTT,ELIZABETH      50000
           515979        SCHAEFER             GREGORY          17600
           515980          HATCH          R.CURT,SUZANNE       25000
           515981          KUHN           HUGH,KATHERINE      138700
           515983         HURWIN            RON,DUFFY         160000
           515985         FERRARI         VICTOR,MICHELLE      52500

            515989         FUCHS               ANTON           40000
            515997         MOEBUS           MARGUERITE         22600
            515999         MEYER           DOUGLAS,SUSAN       30000
            516008        WOODHALL        EDWARD,KATHRYN      150000
            516015         HOKIT           CHARLES,TERRI       33300
            516017         MUMPER         RICHARD,DEBORAH     100000
            516020        MAHDAVI          FARMARZ,MITRA       53600
            516021       WOLKENMUTH       EDWARD,KIM-MARI     189000
            516090         TOWNE            MICHAEL,GAY        26500
            516223     FRENCH/WALDERA      STEPHEN/WANDA       29900
            516256       HALVORSON            CYNTHIA          23900
            516274       HEDLESTON          CARL,CAROL         40000
            516401        DANIELLI         GORDON,LESLIE       10000
            516417       CHURCHMAN          BRET,RHONDA        50000
            516428       WILKINSON           RICK,SUE          15000
            516433         KRONE              KRISTIN          32400
            516448         TUCKER            KEN,LINDA         25000
            516464         BARON              THERESA          20000

            516465        DE OCHOA            RAQUEL           11200
            516494        SHORMAN           RICHARD/PAM        50000
            516506          DYER           JOHN,MARLENE        16600
            516510        PETERSON           BOBBY/YEN         30000
            516513        ALDERETE          SAMUEL/INEZ        30000
            516514       VAN GUNDY          JEFF,ELAINE        96000
            516539        EDGERTON            MAJORIE          55000
            516544         WATTS               JOHN            15000
            516587        DICICCO              JOHN            50000
            516600       CUMBERLUND           STEVEN           13600
            516700         TRUMP           DANIEL,DORIS        21000
            516706        SCHOOLEY         BRIAN,JUDITH        21300
            516722        GARRETT             GREGORY          30000
            516731        INGSTAD            KIM,VICKI         27000
            516733        WINWARD          RICHARD,TAMI        11200
            516750          LEE                TRUDI           50000
            516766      FITZPATRICK        FRANK,BARBARA      100000
            516768        SIMPSON               AMY            50000
            516782        JACOBSON          JEFF,BRENDA        25000
            516790         CROSS          DANIEL,ANN MARI      16500
            516800          DICK          LAWRENCE,MARGAR      50000
            516808       HERSCHLEB             CAROL           22000
            516809         HELZER          KEITH,DEBBIE        23000
            516828         HANSON             DONALD           29000
            516829         MAFFEI         ROBERT,DAWNELLE      50000
            516834        FERREIRA           CHRISTINE         22000
            516869        SCHMIDT          MARK,KIMBERLY       50000
            516879         GUIDA               FRANK           30800
            516906         CECIL           LLOYD,CAROLE        19100
            516956        LOCKHART            VICTOR           40000
            516960        TAORMINA        THOMAS,MILDRED       43500
            516969          DUGO          JOSEPH,ROSEANN      109000
            516978         LAIRD            JAMES,LAURA        50000
            516981         MUNOZ          ROSALINDA,EDWAR      11000
            517000        SILVERIA         BRUCE,GINGER        47200
            517008        BABBITT          THOMAS,JULIE        41000

            517021          PINGOL       APOLINARIO,MARI       25600
            517024          CLANCY             JOHN            50000
            517034          WILSON            ROBERT           35000
            517040          VAILLE            DAVID            24000
            517066         NESEMANN            GAIL            32300
            517073          BUTTS        GERALD,BETTAMAE      100700
            517075         PRESTON        DAVID,SUSANNE        20000
            517102           HAWK           VERN,JOANN         19500
            517123          DUPELL            DAVID            90000
            517130          SMITH          JERRY,CARLA         85000
            517134          MILLS         BRAD,CATHERINE       78000

            517142         BRAINARD       JAMES,BRIGITTE      145000
            517356         WEBSTER         GARRET,CAROL        50000
            517390          NUNES        FRANCISCO,MARIA       42400
            517394          GREENE           MIKE J.           10300
            517412          DEHEN          JOHN,BRENDA        100000
            517417       BETENBENDER         DANIEL K          21600
            517434       SCHEUERMANN       TRINA ANN           28800
            517471          WILKS            SUSAN C.          32000
            517476          HORCH           VICTOR H.          28400
            517523          BERRY            DANA R.           50000
            517528       BURKE/VOCKERT    MICHAEL/SUSAN        30000
            517538         CHANDLER      WILLIAM,CYNTHIA       20000
            517542          OSBORN         PHYLLIS ANN         50000
            517556          PUTNAM            GEORGE           61400
            517557         MATTSON          KATHREN S.        100000
            517593          KEETH            MARK L.           39300
            517598          CRONE             TRACY            72000
            517610         KLINKER           MICHAEL           15450
            517614         MITCHELL          TERRY R.          53000
            517616          HARMON       DARREN,MICHELLE       21300
            517634         RECORDS           JAMES A           60000
            517635          FELLIN          STEPHEN D.         24000
            517636          O'NEAL          GEORGE P.          21600
            517637          SITTON          ARLENE L.          37500
            517638          CRESTO          GREGORY F.         78000
            517644         CALHOON          SEAN,NANCY         35000
            517651          MILLER       JERRY,STEPHANIE       75000
            517655          TENTO          CHRISTOPHER         32600
            517657          UNWIN        W. BRIAN/ARDITH       80000
            517661         BINSCHUS           DENYSE           50000
            517687         SHELTON          DENNIS W.         117900
            517719         ANDERSON         CURTIS D.         110000
            517816        DONALDSON        ROBERT,CAROL        26600
            517834      MATTE/STEWARD     JONATHAN/HEIDI       50000
            517846          SMITH         DOUGLAS/RHONDA      100000
            517858         BURRELL          JACK,EDITH         71000
            517865           SISK            JA'NIEN           20900
            517874          BISHOP           BRIAN L.          59000
            517878        BLASHISHIN         SIMON V.          50000
            517888          GAEBEL           JAMES R.          21700
            517902          LEMIRE             ROSS            31000
            517962          KISER         PHILIP,KATHLEE       41200
            517965           BOE               DALE            11100

           517982         FELDMAN           HENRY,PAULA        50000
           518008      GILMORE/HENNE       JEFFREY/GARY        19000
           518026        PALMGREN          MATTHEW,EMILY       25000
           518031        STEVENSON          CRAIG,CINDI        35000

           518094         ING/LUU           JOHNNY/NGOC        50000
           518130          LANZA           GREGG,SHELLEY      125000
           518155          CHOI              JOHN,MARY         33000
           518156          JONES          MICHAEL,ELIZAB       18600
           518184         SCHMID          STANLEY,ELIZAB       25000
           518191          LUNA            JESSE,SHARON        14500
           518193          MAYO            MARK,KATHLEEN       33000
           518294        HATHAWAY             PAMELA           40000
           518309          ALLEN           RONALD,ANITA        16800
           518317        WILLIAMS         PATRICIA,DAVID       32000
           518334        MATHESON             MICHAEL          30000
           518340          KELLY           THOMAS,SUSAN        55000
           518370         DEPANO          DANILO,NORMITA       24450
           518402         SUMMER              WALLEN          123300
           518408          TANZI              JOESPH           35000
           518411         CHACON          RIGOBERTO,LUCIL      60000
           518412         TOLANI            ARUN,NISHA        100000
           518413        MC QUEEN             DINAH M          32800
           518414         KENNEDY          CLYDE,MICHELE       48500
           518416        PETERSON           RANDY,ELLEN       150000
           518421          NAGRO            JAY,CHERRYL        66000
           518426      BAIDWAN/SIPHU      BHUPINDER,KAMAL     250000
           518451          SILVA           MICHAEL,TERI        44400
           518453           KAN                AKIKO           50000
           518461         YANCEY           ROBERT,ROBIN        40000
           518471          RAIN            MICHAEL,ROBIN       73300
           518485          GRACE           WILLIAM,LINDA       35000
           518487          SLOAN               CARL            48400
           518489         GILBERT         BRADLEY,KIM MAT     300000
           518504          MORAN              DOROTHY          50000
           518508          HEHR                NOEL            18000
           518512          HEGDE          GOURI,SHIVARAM       15700
           518517      BOON/BRUSTIN          ABBE/NOAH         50000
           518518         PIEPER           FRANK,INGRID        40000
           518521        NISWONGER             MARK            60000
           518525         AUCELLA          DAVID,STACEY       150000
           518539         GALVIN            GARY,KAREN         17400
           518545        GHODSIAN            SHARHRAM          45000
           518546          NIVEN            JAMES,ELLEN       110000
           518549         HARMAN          DOUGLAS,SHELBY       36300
           518552          WIXOM               DEAN            73400
           518554        AMANPOUR              TONY           200000
           518555         JENSEN            JERRY,JANET        17000
           518556         SANCHEZ          ARNULFO,MARIA       55000
           518560     PELLEGRINI/O'DO       MARK,ELLEN         43400
           518561      SCHLESSELMANN        HERMAN,ANNE        25000
           518582         FAIGLE           MICHAEL,MARY        15000
           518592        LIEBERMAN          DAVID SCOTT        85800
           518601        SMALLWOOD           CATHERINE         38400
           518602          HUANG             PAUL,NORA        100000

            518603          SHETH          KAUSHIK,ANUJA       88500
            518604          BAIN           HOWARD,SANDRA      200000
            518606          SABIH            JORDONNA          94000
            518610         JEFFERS            SUZANNE          87000
            518615         KURRELL         BRADLEY JOHN        30000
            518616          DAUER         JOSEPH,VICTORIA      30700
            518627          GENIS          PATRICK,ANITA       61200
            518631         GADHIA              RAVI            39300
            518633         PAJELA            ROSALINA          29500
            518649        LE MOYNE        RICHARD,FRANCES     180000
            518650          BARCA           ELYSE,DAVID        80000
            518651         NELSON          WALTER,SANDRA       50000
            518656         ROBINS           DEVAN,RUBY         50000
            518660     CAMERON,WELLER      MARK,JEANINE       125000
            518661          BOYT             DAVID J.          20000
            518664         STRONG          STEVEN,SANDRA       39000
            518668          WRONA           JAMES,LYNN         20000
            518671         HO/LAU           SIMON/LINDA        36600
            518673           KIM             PAUL,HYUN         46800
            518693         BENSON             EDWARD           67500
            518698         KVITASH         VADIM,IVETTA       200000
            518700        LAGEMANN           ROY,LUCIA        170000
            518702        CALLAWAY         DAVID,CARRIE        26800
            518705          LANE           ADRIAN,EMILY       100000
            518708        WILLIAMS           CASSNDRA          38500
            518714       SCHUMACHER             JAN            15000
            518718         PADGET          WALTER,PETRA        46000
            518732          DUNNE             J KEITH         194000
            518733          OLSEN              LISA            59200
            518735       STAGGS/MUTZ      DANIEL,NATALIE       65000
            518736          ENSOR            MARK,JANE         45500
            518740          KANG            DAVID,VANIA        13200
            518748      UELK/IGARASHI      THOMAS,PORTIA      100000
            518750          BROWN            MARK,KIM         135000
            518753         DEVRIES        LARRY,KATHLEEN       36700
            518758         THORPE         KEVIN,STEPHANIE      50000
            518759          VOTTO            GARY,KIM          35000
            518762         HOPKINS           DALE,HOPE         50000
            518765          CRAIG          DWIGHT,BRIGIT       31200
            518771         GIMBEL             JOANNE           25000
            518773          LEVY           MICHAEL,KAREN       67500
            518778          DUFFY            MARGARET          43300
            518781         AHEARN          TIMOTHY,JILL        50000
            518782          JONES          LOREN,CRYSTAL       94000
            518783       TRAGESER II       ROBERT,SANDRA       25500
            518788         MILLER              RUTH           100000
            518789         ACOSTA         ANTONIO/DEBORAH      36500
            518790         LOEBER           JOHN,LOUISE       108000
            518791         PARKER             DONALD           30000
            518797         MILLER          JOHN,ROSEANNE       88000

            518799       COLOMBATTO            GINA            35000
            518821         KALBER            JIM,CAROL        200000
            518823       HILDEBRAND       THOMAS,CHRISTIN      21200
            518826          KING              WILLIAM          89000

             518848         TEMPLE           PAUL,NINA         79000
             518857        LOCKHART        HERBERT,JAMI        54500
             518860         LARSON        CHRISTOPHER,BET      85000
             518865         SKINNER         THOMAS,TERI        60000
             518870          WILLS          MARK,DENISE        40000
             518871         FRENNA            ROBERT           50000
             518874          MCRAE        RONAL,ELIZABETH      53600
             518876         RUNFOLA         JOHN,DIANE        100000
             518878        GONZALVES      KEVIN,LAURIANNA      29700
             518884         STATEN          MARY,THOMAS        76400
             518886        HANCZAREK      MARIAN,ANISOARA      23200
             518895          RUDER            MARY A          200000
             518899         JACOBS          MARK,NANCY         32200
             518902         GLOVER           SHEILAH J        180000
             518903         BRACKEN       JACKSON,PATRICI      39000
             518908           PAN           CHENG,CHIOU        58000
             518909        SANDOVAL           ERNEST           50000
             518912         O'NEIL        KIMBERLY,STEPHE      50000
             518920          WAITE        BRADLEY,JESSICA     144400
             518931         SEISHAS         JAMES,DONNA        51000
             518940       EDHOLM/SUNG       KAY,MIGHAN         78000
             518944         OSORIO         NOEL,JENNIFER       46000
             518948         JACKSON          GLORIA M          67300
             518952        MIDDLETON          GILBERT          25000
             518957      KRAMER/LUDWIG      GARY,TRISHA        38000
             518960      BALK/BARAKOS      THOMAS,ELAINE       45000
             518986         COTTER             PAULA          100000
             518988          BLACK          JOHN,CAROL         66500
             518993          GALL         ROBERT,FLORISA       29300
             518994          ROLLE         GERRY,PAMELA        68700
             518995        DELA CRUZ          ELEANOR          25000
             518997        WONG/LANE       WILBUR/LINDA        27500
             518998          BILSE         DOUGLAS,MARY        65000
             519009        COSTELLO            JOHN            54700
             519017       FIHE/AAKER        BRUCE/KAREN        35500
             519023        TISCHBERN      EDWARD,ELIZABET      58300
             519025         MILLER         RICHARD,LOIS        31500
             519028         MONTOYA           TERESA           10000
             519032         WALLACE           DONALD          150000
             519037          BROWN            TIM,ANN          30000
             519041        LUNDGREN          LESLIE J          85000
             519042        GOTTLIEB          MICHAEL E         80000
             519043      MANI/DRESDEN      MATTHEW/TRINA       20700
             519045        PHILLIPS         ROBERT,JILL        56500
             519054         SADEGHI       MOHAMMAD,LADAN       63900

             519057        MORINIERE           LEILA           37000
             519066       WOLF/BOGNER      HANNA,MARTIN        35100
             519075          CRUZ          JOHN,ARTHUR         35200
             519093         ALEXEEV       ALEXANDER,OLGA       49000
             519107         MORROW            WILL,SU          97000
             519108         CONFEHR        PETER,JEANNE        50000
             519139          HESS          SCOTT,SIDNIE        50000
             519145        SKILLERN            TERRY           22000
             519146       TOLMAN/LUCE        TOM,SUSAN         33700

           519153          KATZ             TOBY/SUSIE         36500
           519171        MANICKAM            JAYAMANI          32500
           519206         PRAZAK          DOUGLAS,DOROTHY      42800
           519208          WEST            BRIAN,GLENDA        37500
           519327         DERKSEN             DARRYL           17800
           519379         DECKER           J. ELIZABETH        25200
           519900       MONTGOMERY             SHAWN           97500
           519901     SHARPE/FONTAINE      JOHN,PATRICIA       48400
           519912        HONIGMAN         WILLIAM,CAROLYN      64000
           519921     SADEGHI/FARZINE       BABAK/MASSY        70000
           519930         HIGHAM               LINDA           65000
           519932     CAMARILLO/MELTO     RICARDO/BARBARA      50000
           519934         HEINTZ             ERIC,MIA          39400
           519941        DICAMILLO            DENNIS           61000
           519942         MCCORD              LOREEN           30900
           519959           KO             ANDREW,SHONG        62500
           519984          NOWAK          KENNETH,MARILYN      16000
           519986          NINH             BRYAN,LIEU         32300
           519993         HERRING         DOUGLAS,JENNIFE      20000
           520000       AZABDAFTARI           KAMBIZ           34300
           520009          BEAL               BEVERLY          20100
           520031         NORLAND         RANDALL,CONNIE       23500
           520045         DAUBER              LILLIAN          50000
           520053         LOCKLIN             MICHAEL          23800
           520063          BAKER              CANDACE          30000
           520067        BAMBALYAN         MINAS,ANAHIT        27000
           520081          COWAN              ANTHONY          31000
           520089         MORALES         VICTOR,JUANITA       29700
           520094          SHOOK             VICTORIA          90000
           520095        ALAMANGOS        PHILLIP,CHRISTI      11500
           520123        BERGSTEIN            BARBARA          50000
           520149         MEEPOS          RONALD,LUCILLE      100000
           520152          OCHOA           JAMES,FRANCIS       15400
           520153          BLOCH           TIMOTHY,CARYL      100000
           520160          CANE           LAWRENCE,TAMMY       70000
           520164         BARNES              WILLIAM          24500
           520170         WEAVER          NORMAN,BARBARA      100000

           520192          BURKE           MICHAEL,CAROL       60000
           520208         OLAGUE            ESTEFANITA         30000
           520210        DAVENPORT        STUART,CLAUDIA       44000
           520231          HINDS          DESMOND,PATRICI      88500
           520244          WOLF            FRED,KRISTIN        69500
           520253         NEGRETE           JUAN,MONICA        40000
           520263          LAMPH               MARK            55000
           520265          YOUNG              MARTHA           50000
           520269          VAILE            CRAIG,ELIZA        20000
           520276        TANG/TANG        MIN-HUW/PEI-CHE      26200
           520278          KNOX             MONTGOMERY         30000
           520279         HINTON           DERRICK,TINA        28900
           520306          WELCH            STEVEN,BETH        27000
           520309          SEARS               BRIAN           48300
           520314         DONOHO               JOHN            86600
           520358        PAPARELLI         ANGELO,SAGHI       176500
           520365        PINUELAS             ROSA E           46500

           520366         GORSCH           DONALD,LAUREN      100000
           520369       SMITH/MOORE         MARY/WILLIAM       63000
           520376     BLECKER/BLECKER      J.RYAN/LEIGH        50000
           520383         SNYDER           THOMAS,JANICE       13600
           520387      SKALAVENITIS            NICK            46200
           520391     REED,HERNANDEZ        FRED,CHERLY       164000
           520396        VARTUMYAN            SARKIS           46900
           520403          DONEN             LORRAINE          56200
           520408         ASSANTE              MARK            27900
           520410         LEVINE           MELVYN,THELMA       50000
           520411        ANDERSON              LELA            23500
           520413          STOUT             CLIFFORD          50000
           520416         FREEMAN            PHILIP C          22500
           520423         MOLSKA              JOLANTA          21600
           520431         BREWER               MARY            25000
           520451       NOORMAHMOUD       MANOUCHER,MAHAS     143000
           520456        ADELMANN         CHARLES,PATRICI      66000
           520465          RICE            DANIEL,LOUISE       27000
           520468         PELZIG               JOSEF           21000
           520472         LEE/YEH            ALAN/LISA         32500
           520473         HAWLEY          ROBERT,MARY JO       61000
           520474         FELDMAN            NOE,FLORA        100000
           520484        WEINBERG             DANIEL          100000
           520490          LEUNG           ORLANDO,BETTY       30500
           520494        PAOLETTI            CHRISTINE        100000
           520496         DUTTON             WARD,LORI         35800
           520505          CHOI             BYEONG,DONG        25000
           520511          TATUM           CLAY,ANNETTE        50000
           520512      ZIMMER/ZIMMER        JAMES/PAUL         32200
           520513         WILSON              MELVIN           21900
           520530         SPIREK           DANIEL,WENDY        40000

           520541        GALBRAITH         GLENN,BIRGITT       15000
           520552          ESTES                LEE            23500
           520554          UYEDA            LAURENCE T         43500
           520565          PANGE            RUSSELL,ANN       100000
           520575         MCCOMBS          JOHN,VONDELLA       30000
           520577          WONG            NANCY LAI LEE       35000
           520579     SHELBY,HUMPHREY      PHILIP,DAPHNE       75000
           520601         WICKRE               DONNA           20000
           520622           LIN              CAROLYNE          49000
           520629        AMIRPOUR             DARIOSH          42600
           520644     VANDEMORE/KUTSU     MICHAEL/PAMELA       46500
           520658     PIETRUSZKA/PIET     MARVIN/LORI/LIS     200000
           520664        MARTINSON             DONNA           10400
           520678       JEWELINSKI          JOHN,VICKI         67800
           520681          TONG                PINAN          120000
           520687         STROBEL          WILLIAM,ANNA        53600
           520692         FIEDLER              LORI            27700
           520699        BACCHETTI            STEPHEN         100000
           520708           CHU              JUDY,CAL          35000
           520722          KITE            DENNIS,ALETA        72000
           520727         RAHIMI               FRAN            46500
           520730      YEUNG/TRUONG        CHEONG/TRINH        57000
           520731          MITAL             ASEEM,KIM         59200

           520741           VO              NGOC,HELEN         62400
           520748      DIMITRIJEVICH           JAMES           21300
           520750        ROBINSON              PETER           73000
           520751         COLONNA            VICTORIA         102200
           520755        BERNSTEIN         PETER,MARILYN       50000
           520759          SMITH               DAVID           91500
           520769        FARAHMAND             ZAHRA           78500
           520770         MILLER           JAYNE,RICHARD       22500
           520773      ABBEY/BIALKA         JOY/SHIELA         52500
           520774         HAWKINS           ANDREW,DINA        70000
           520776          HOBB                MARGO           30000
           520779        TSAI/LAM          RAYMOND/TRINH       50000
           520786         KAPLAN           PHILLIP,LISA        75000
           520790          BERG                SUSAN           50000
           520795        AUGUSTINE            STEPHEN          28800
           520798         CRUMMEY             EDWARD           40000
           520803        ARMSTRONG         CHARLES,MINDY       95000
           520808         BOWMAN           JACK,VIRGINIA       50000
           520815         CLOUGH            JAMES,LINDA       104000
           520816         WALKER              THOMAS           44600
           520817       WHITE/HILLS        JEFFREY/MARK        25000
           520819        MARSHALL           JOHN,JANET         95000
           520821         MALLORY         WILLIAM,SANDRA       42000

           520832         CANNON          CHRISTOPHER,SHE      89600
           520833       THAI/NGUYEN       ALISSA/MICHAEL       37200
           520842        LINDGREN           PETER,KELLY        32600
           520861          LEVIN              LIONEL           54600
           520864          KUHN             MILES,GAIL         69600
           520868      KOOIMAN/SHAUL       MARCEL/LAUREN       35000
           520872         SALVATO         ANTHONY,STEPHAN      14000
           520874         BERNARD              RUTH            50000
           520876         POWELL              LAURIE           40000
           520884         WATSON            SAM,LUCINDA        75000
           520899         ROMERO           ALFREDO,MARIA       27000
           520906         HOWARD           MARK/BARBARA        16650
           520927      DILLE/SPITZER      CATHERINE/TAMMY      18450
           520937       GOSHKARIAN         WAYNE,MELISSA       44550
           520941          MUIR                JAMES           63750
           520943          BROWN              RONNIE          100000
           520945         LLAMAS          RICARDO/CONSTAN      13250
           520970         DUNLAP           JIM,CHARLOTTE       18950
           520972          EDSON               BRAD            28500
           520979          KRAFT              WILLARD          50000
           521000          DRAKE             JEANETTE          20050
           521015         COLEMAN              JULIE           21750
           521019           OTT           JOSEPH,LUCIENNE      17400
           521024          KAPCI          ROBERT,CYNTHIA       49000
           521046         KENDALL           THOMAS,ABBY        13300
           521053          MANN             STEVEN,AMY         50000
           521061          KING               PATRICK          31700
           521065         LEGAULT         JOSEPH,ISABELLE      13350
           521069     SZCZYPIORKOWSKI     JANUSZ,KAZIMIER      15000
           521070     FRIEBERG/BRACEG      EDWARD/DIANA        25550
           521085          RYAN           CAROLANN,GROVER      50000

           521091        BOYDSTON            PATRICIA          10100
           521100     KLECZEW,ZAPALOW       JAMES/CAROL        90000
           521101         BERNARD             LAURENE          10100
           521120         SWEENEY             NOREEN           70700
           521146          LINN                LORY            19200
           521153       CADDENHEAD          EDDIE/ROBIN        26200
           521167         WENIGER             ROBERT           32000
           521168          WATTS             ELIZABETH         16500
           521174         SEWALL            LUKE,HOLLY         36700
           521177         GILLET            HAROLD/JAN         29060
           521181          BLACK            CARL/SUSAN         21600
           521199       LIVINGSTON          RUDOLF/DORA        35700
           521203         MARTIN          PATRICK,LORRAIN      68700
           521205        MARTINEZ             NATHAN           50000
           521207         BURDIAK             ROBERT           20850
           521222         SIBILLA          ROBERT,LINDA        31500
           521235     ROBINSON/KARMAN       NANCY/KIRK         21900

           521259          KAMMO           LOUIS,SAHIRA        50000
           521263          GERLA           A.G. WILLIAM        36700
           521275     THOMPSON/GRIESI       CAROL/ROBERT       35000
           521278      DEWAR/VITTENGL        DAVID/SUSAN       72750
           521287        HARRISON             ANDREW           20250
           521368         OKAMURA             BRENDA           22050
           521400         CRADLER          JOHN,RUTHMARY      250000
           521402      BAUER,MORROW       H. MARTIN,JANET      25000
           521406     HIGHIET/WILSON        DENISE/ANN         10000
           521414         STYLES            STEPHEN,KIM        54000
           521416          DIAZ           ROBERTA,LOVELLA      55000
           521443          ADAM                DAVID           42300
           521447         PAINTER              JAMES           10000
           521450          BARRY                LEE           100000
           521454         MARCUS              RONALD           22000
           521458         HARNEY           JAMES,SHIRLEY       25000
           521459       CHASE/CHASE        ROBIN/MARION       100000
           521461        WILLIAMS           JOHN,JULIA         27500
           521463        HIRAMOTO           LLOYD,JANIS        70000
           521469         KAMENA            MARK,PAULA        300000
           521471      MC GEE/SWAIN        ROBERT/PAMELA       73100
           521472     COFFINO,PITULEA     PHILLIP,BRINDUS      59000
           521475          COSBY              ROBERT          168000
           521497         GILBERT          STEVEN,PAMELA       36700
           521510         GIBSON              DOLORES          19200
           521524         LOYOLA            SAUL,SILVIA        31700
           521538         MURPHY          VINCENT,DOROTHY      60000
           521541         GRILLI              SHEILA           36000
           521566         STOWERS          MARK,MELINDA        72000
           521583        DALPORTO          ROBERT,PAMELA       47000
           521587        SPAGNOLA         RICHARD,JULIANA      27500
           521592         CORNISH          JUDSON,WENDY        50000
           521601     DOMINGO/DOMINGO     LORIE/ROSALINA       24000
           521602         MORRIS              ROBERTA         100000
           521613      NELSON/CROTTY        PAUL,GLORIA        28000
           521629         CARMINE              GARY            70000
           521631        GONZALEZ         RIGOBERTO,IRMA       25000

           521632         TOPPER           ETHAN,ANDREA       250000
           521633         IRELAND           JAMES,ROBIN        53000
           521635         MONTERO           ROBERT,JEAN        25000
           521639        MOSKOWITZ        RICHARD,DEBORAH      87500
           521647       LIVINGSTON            THOMAS           25500
           521656          GRAY            RANDALL,LAURA       90000
           521661           YEE                NANCY          100000
           521665     DIEDERICH/SHULT     MICHELLE/SUSAN       25800
           521672         TAKACS              JO ANNA          38900
           521674           LIN               SHIH,LI          44600

           521676        HAMAMJIAN             SEB V          105000
           521680          ODDIE            SUSAN,JAMES        33500
           521681         HOLLAND          PHILO,MARILYN      190000
           521683     JOHNSON/MCKEEGA       COLIN/MARY         34500
           521698         ELLYATT         GARY,MARCELINA       32500
           521713      KRISHNAMURTHY       VINU,MANISHA        32400
           521724          CHOY            DENNIS,DAISY       200000
           521730         RYDMAN              JOHN H           50000
           521731          DOSEN          MICHAEL,EVELYN       90200
           521733        TRENCHER              REED            49000
           521737         PARKER           STUART,LORNA        31800
           521744         DRAPER              DAVID T          19500
           521777         SPARKS              WILLIAM          75000
           521780          RIVAS            HERMAN,ROSA        60000
           521781         WESTLEY          MARTIN,CONNIE       70000
           521792        GHANBARI               ALI            65700
           521802          LEVIN               KAREN           89800
           521805         DEMPSEY         STEVEN,GEORGIA       40500
           521808          SINGH          PARKER,BEVERLY       44400
           521809        ROBERTSON         RODNEY,HONORA      150000
           521811         LOZANO            NOE,ELVIRA         22000
           521826         BENSON              THOMAS           60700
           521830        PHAM/PHAM          PHILIP/SANG        59000
           521839       WOOD-JONES             DEZIE           30000
           521844         VORONIN          DAVID,TATYANA       50000
           521846         SESNON              HELEN E          33900
           521848        STEPOVICH            MICHAEL          50000
           521850        SINGLETON            WILLIAM         145000
           521851         WHALLEY          BARRY,SUZANNE      100000
           521852          MOORE              CYNTHIA          60000
           521854         RUMMELL          JEFFREY,ELISA      200000
           521859        ANDERSON         GREGORY,PATRICI      50000
           521868          AMIRI             SHAHRIAR          36500
           521880        JOHANSSON             KOREY           21900
           521888          BAKER              ROBERT           40000
           521889         DASILVA         DANNY,MARTINHA       64500
           521891         WARAICH          BHUPINDER,JMP       85000
           521892        HALLBERG              JAMES          150000
           521893     TOBIAS/SCHEIDEG      ANTHONY/ANNA        46800
           521894         PACKER           ALAN,MARGARET       44900
           521901          LEWIS           JOSEPH,MONICA       42700
           521905        PATENAUDE          JAMES,LINDA        15400
           521909        JACOBSON         JEFFREY,CYNTHIA      47000
           521915         D'ANNA          DOUGLAS,SALLEE      200000

           521916          AHUJA           ARVIND,AMEETA       38700
           521934          CIPRI            TENO,HELEN         20000
           521935          SEIB            ERIC,BETHANNE       48400
           521936           LAU               BONNIE           37500

           521940         NICOTRE             THOMAS          100000
           521941         HUSKINS         MICHAEL,VIRGINI     100000
           521942         JENSEN               LORI            43000
           521947         BUHLER          F.LEROY,MAXINE       24700
           521956          HAAKE          K.WALTER,LINDA      100000
           521975          SCOTT               CAROL           88000
           521977          PYLES          WILLIAM,JEANINE      64600
           521978         KOJNOK           IVAN,GABRIELA       42000
           521986        TRESHNELL          DAVID,LISA         28500
           522015        WILKINSON             EMMET           50000
           522017         DELEON           JESUS,BEATRIZ       25000
           522021     LEMOS/BROTHERS       MICHAEL/JUDITH      32300
           522024         DRENNAN         WILLIAM,SHELLE       40000
           522030         TUTTLE            CAROL SASS         22600
           522031         MILLER           JAMES,CONNIE        30000
           522041     PELLEGRINI/CUSC      PATRICK/LISA        27200
           522064       BURT,BEMUS         PATRICK,SARAH      176000
           522066     GUPTA/ROBERTS        ANIL/GERALDINE      82500
           522069        BLAUSHILD          BOBBY,CAROL        22000
           522070          ALVA                JUAN            16400
           522071         LEFEVER           TIMOTHY,AMY        31500
           522073         KEATING         NEIL,CHRISTINE       46000
           522078          LEWIS              CELIA M          15000
           522084         KARDOS          MICHAEL,ALEXAND      76000
           522091     CARLSON,RISLEY        ANTON,EMMA         49500
           522098         AMOROSO              FRANK           34300
           522111        TINERVIN          RICHARD,GAIL       100000
           522112        CONNOLLY         PATRICK,CHERYL       62500
           522113         BESSIN            ROBERT,JANE       200000
           522114     SUNDERMEIER,BUR     CHRISTOPHER,VIC      47500
           522120     RAMADURAI/VASAN     SRINIVASAN,REVA      32500
           522121     NICKENS/RUFO/SM     NORMAN,ROBERT,D      39300
           522124       KNOX,MARBLE        THOMAS,INGRID       60000
           522125          MUNOZ              DANIEL           15000
           522128      STUTZ/VILLANI        LINDA/MARIA        41000
           522132          SINGH          HARPREET,ANURAD      70000
           522134         WORKMAN         JEFFREY,STEPHAN      58000
           522154           VU              LEE,YIN YIN       104700
           522160         PIOMBO              MARTIN           41900
           522163        BROWNING            JONATHAN          35000
           522165     GROVES,CARLSON       JOSEPH,JULIE        42500
           522166          PREIS          KRZYSZTOF,TERES      31500
           522168     SADJADI/KASHEF      SHAHROKH/FOROUG      89400
           522172         VILBIG          RICHARD,VALERI       33000
           522178        GRIFFITHS          CRAIG,ANNA         89000
           522181         JACOBUS              LAURA           49900
           522185        CECCHINI             GARRETT          60000
           522199         KAROUMI            BASIM,MAY         29200
           522200         KISLING             RONALD           42400
           522291           HUM             HONE,ELAINE        37500

           522296     SANFORD/ANDERSO      MARK/JENNIFER       15000
           522355        HILDRETH         MICHEAL,ALICIA      116200
           522363        COLLISON              CLIFF           21000
           522382       EHN,LANDAU         MELISSA,DAVID       24000
           522389         BURGESS              LEWIS           33700
           523419     LUKITO/ADINOTO       MATTHEW/WIDIA       77900
           523432        STRASSER            HOWARD M          50000
           523438          COHEN             CHISTINA          36300
           523443          GIBBS               DIANE           25000
           523452       MARCARINAS         MARK,MARILYN        36750
           523509         TOOMBS            ROBERT,NOLA        16000
           523543         HAIDER             ALEX,MARY        125000
           523591      PIETROMONACO         FRANK,JACKI        50000
           523609          PENCE             LORANCE D         18700
           523611          GALE                 JAN            22200
           523645      BARNOUW/RICE       PETER/MARGARET       39000
           523664         PERKINS          DENNIS,ROBIN        50000
           523670          FIFER          DONALD,SHIRLEY       47000
           523676         STEVENS              CHAD            26200
           523700          TONG           RICKY,JOSEPHINE      33000
           523701           HO            SAMUEL,LORETTA       50000
           523732         EDWARD            DONNA,BRUCE        46000
           523754          MEYER              MARLYS           23000
           523766          BURKE              JAMES W          15750
           523804          WAIT                JANE            14900
           523902         RIVKIN           BERNARD,MYRNA      100000
           523909          HERR           STANLEY,BILJANA      52700
           523928         D'AMICO           JOSEPH,JAMI        20000
           523934         JOHNSON            MARK,LENA         13900
           523936       MONCAUSKAS         RICHARD,DEBRA       14300
           523940          HARTE            TERRY,GAIL         26800
           523943         ANDREWS              DIANE           22000
           523947         FABEAN          WILLIAM,PATRICA      45000
           523984         BARBER            BRIAN,VICKI        22300
           523991        MARKILES         DEBRA,JONATHAN      100000
           523995         MATTKE              CURTIS           15900
           524007         SPARKS          CHARLES,FRANCES      50000
           524020         MORALES             HECTOR           47500
           524059          MEIER            DAVID,KATHY        42200
           524060        CONSTABLE        KENNETH,BONNIE       50000
           524062          GRATZ           WILLIAM,REDA        41200
           524064         MARQUEZ         RICHARD,MICHELL      37200
           524066         TAYLOR           RICHARD,JEAN        37500
           524072          SPERO           ROBERT,DONNA        50000
           524077         NANSEL           NORMAN,JUDITH       48000
           524087         SWITZER           ALAN,VICKI         65200
           524091         EIFLER            RANDY,SUSAN        25000
           524093        GALLAUDET            TIMOTHY          37000
           524102         SHADOAN              DAVID           57000
           524114        MCPHERSON         MILES,DEBORAH       60700
           524115         SHAPIRO         RICHARD,SANDRA      100000

           524116         TAYLOR            RALPH,LUAN         95000
           524124          HALL           EDWARD,STEPHANI      75000
           524126          WOOD                JOHN            34300

           524128        HARDESTY             DARREN           39000
           524138         GREGORY              DEBRA           20000
           524141         ANDREWS             SANDRA           50000
           524142         O'GARA          MICHAEL,NANETTE      38800
           524153          JONES              RAYMOND          27000
           524156         GOETHEL              PETER           30000
           524158          HALL                NORMA           36500
           524160          DUNN           ROBERT,ANNETTE       17200
           524176          GOULD          GREGORY,DEBORAH      29800
           524183       ARENSMEYER           KURT,JOAN         20000
           524188     CHANDLER/OLMSCH        LORI,JOHN         25000
           524207       VAUGHN/GILL        SHIRLEY/GLEN       100000
           524213         PARKER          RANDALL,CATHERI      24600
           524222          SALEM           DONALD,LEIGH        57500
           524223          SUBIA            THOMAS,LILY        50000
           524224           LAM            THOMAS,DIANA        56300
           524237        LEWELLEN         RICHARD,AYESHA       23100
           524241          ALLEN            DANIEL,JUDY        45300
           524243         HANSEN           CHARLES,SUSAN       40000
           524275         DEL REY          RUBEN,EVELYN       100000
           524283         DORGAN              DANIEL           40800
           524285         WOODALL          TIMOTHY,JULIE       99900
           524293       WACHENDORF             WENDY           41000
           524301          MOYAL              DANIEL           48400
           524304         WRIGHT              TIMOTHY          16000
           524307         STRONG          DOUGLAS,KARLAN       50000
           524313       VIRAMONTES          JESSE,LINDA        50000
           524315         LENNON               JAMES           25900
           524322        DELLACATO           CHRISTINE         25000
           524341     BREVIG/ADDINGTON    KENNITH/RHONDA       45400
           524354       NASSIROGHLI            ELLA            16500
           524360         RADLER          ROBERT,CHRISTIN      42000
           524367          EVANS               EIKO            22000
           524368         SHIRER            BRUCE,LINDA        47000
           524376         KRAVITS              KATHY           20800
           524383        HERNANDEZ        ANTHONY,LESLIE       24600
           524385         JOHNSON             GEORGE           35500
           524414        MCCOLLEY          RICHARD,NORMA       32200
           524420        ROSSETTO            FRANCISCO         20600
           524423         LUKENS               BEKKI           27100
           524436     CHURCH/JENKINS       ROBIN/THOMAS        28500
           524437         KAISER          KENNETH,CHERYL       21700
           524447         FORTSON             JUDITH           34500
           524453        SULLIVAN             TIMOTHY          45000

           524455         SHAFFER             JOSEPH           37300
           524460          KAHN           MOHAMMED,MAHRUN      33700
           524465       GROSCHWITZ             JUDY            22200
           524467          BARD               THOMAS           25000
           524483         GLASGOW              GARY            73900
           524511          JONES          MICHAEL,CAROLE       50000
           524512         GEORGE          ALEXANDER,KRYST      50000
           524521        SCHEIDLE              SUSAN           15000
           524530          BUELL            DANIEL,LUPE        18000
           524541         DEMARIA         SALVATORE,NIDHA      38800

           524555          HUYNH              THIENE           30000
           524556         HUFFMAN          PHILIP,LAURA        39700
           524562          CHENG                AMY            28200
           524566        HEADRICK         BRUCE,KRISTINE       37000
           524571        PASKOWITZ        SALVADOR,KRISTI      48000
           524611         PARISI             FRANCESCO         31000
           524615         BERRIER           DAVID,MARY         50000
           524616         SEIGLE               ROBIN           40000
           524622          CLADY               CATHY           11300
           524640         DERKSEN         DARRELL,PATRICI      33000
           524647          LOPEZ            DAVID,MARIA        14200
           524674         VELLING          THOMAS,PAULA        47400
           524675         JANSEN             BRAD,LISA         21800
           524676         NEPTUNE          STEPHEN,C.L.       100000
           524677          UPSON           DONALD,SUSAN        50000
           524682          PABLO              JOSEPH           40000
           524686        ANDERSON          DAVID,JANICE        41400
           524688         HELLER               DEBRA           22200
           524690          JONES            REX,CARROLL        52000
           524701         WHIPPLE            JOHN,ROSA         20000
           524705          YOUNG           PHILIP,JANET        75000
           524711          MUNN           MICHAEL,PATRICA      35000
           524731          GRAY           KENNETH,DEBBIE       25000
           524734         MCNEILL            MARY LOU          27500
           524743     MIHAILOVICH/AME       ERIC/SHERI         22500
           524749         BOWMAN               BRIAN           33500
           524755          HURST          DONALD,CATERINE      30000
           524771         MORALES          ROBERTO,VINA        30000
           524775         BUCHMAN              BRAD            35000
           524779          FRANK              MATTHEW          21100
           524787       BRANSETTER          SCOTT,LORI         37100
           524822          GEIER          KEVIN,HEIDEMARI     113100
           524854        THOMPSON         MELVIN,BARBARA       85400
           524861        WILLIAMS         MICHAEL,DEBBIE       33700
           524873         PELTIER              JANE            40500
           524884          BORK               CHARLES          50000
           524908          EVANS          HUGH,LAYNETTE        50000

           524912          JOHN             SONJA MARY         40000
           524915        STEPHENS           HENRY,KAREN        59900
           524916         ISMCSON          GERALD,LAUREN       63000
           524918         BARHYDT           RALPH,MARY         40000
           524923         HEFFELE          DON,ELIZABETH       40000
           524930          PRICE            SCOTT,LAURA        40000
           524943          KLING            DAVID,JUDY         30000
           524957      BOBROW/GRAHAM      ERIC,KATHLEEN        31800
           524960       CHRISTENSEN           SUZANN           38000
           524963         WALLACE            CHRISTINE         35000
           524964           WU                 CHIEN          100000
           524966          RHEA            BRIAN,MALINDA       35000
           524969       VILLALOBOS           TONY,ANNA         28500
           524977        BERLINSKI            MICHAEL          25000
           524981         KEPFORD          GREG,BARBARA       100000
           524994          KEEFE            JOHN,CAROLE        53200
           524997          BOPP              MARIANNE          45700

           525008        LIVERGOOD           JENNIFER          22600
           525011       KEUCHKERIAN         JEAN,SONIA         35200
           525013         WASSOM            DAVID,RENE         77800
           525021          STONE             ARTHUR C          34500
           525022          ROSE           STEVEN,COLLEEN      100000
           525023         SUN/CHU         WERNJIEH,TSENG       85500
           525024         HOLDEN           ROBERT,JAMIE        50000
           525025           BOE              PATRICIA          61500
           525026         BASRAVI          NAVAZ,THERESA       29800
           525027        FERGUSON           ANDREA,MARK        80000
           525028        FIORETTI           LINDA,MARK         33700
           525046         NORTON          ROBERT,PATRICIA      44900
           525059         TOYAMA            KENNETH K.         40100
           525062          SHORT              RONALD           36700
           525064       BROWNSTEIN           ROBERT S          10000
           525069        KLEFFMAN         TIMOTHY,DEBORAH     170200
           525071         SHULTZ            DANA,CHANY        100000
           525081         GARDNER         JAMES,ROSEMARY       50000
           525087         TURNER            JAMES,NANCY       200000
           525132        FIELDING         LAWRENCE,LINDA       50000
           525137          IRWIN           DENNIS,HEIDI       100000
           525138         NELSON            JOHN,WILMA         26500
           525142         FARKAS              RICHARD          35000
           525144          BROWN              HAROLD           15000
           525149        BLOMFIELD             HOLLY           50000
           525190         WANG/HE          SUZANNE/JIAN       100000
           525191         METZCUS          MICHAEL,JOAN        50000
           525192         HUGHES           MICHAEL,LISA        30000
           525193        HARDACRE             JEFFREY          25500
           525194         JEFFREY         WILLIAM,GERALDI      45000
           525195      STEINBRECHER       THOMAS,KATHLEEN      83000

           525204        CALDWELL             MICHAEL          84000
           525213        HARTNETT           KEVIN,WENDY        75000
           525214          KUIT             SHEEN,PERI         46500
           525223         SPEIGHT             CHARLIE          28500
           525230          KUMAR              SALISH           14600
           525234          RALH            RAMESH,JINDO        10000
           525240         BARKER           DONALD,NANCY        75000
           525247         KVOCHAK         TERRY,KRISTINE       49900
           525250       LALANNE/RAY         ROSE/JULIE         32000
           525251          GOUGH           FRANCIS,SUSAN       70000
           525253         DOLSON             PATRICIA          86400
           525261        WINTROUB           BRUCE,MARYA       100000
           525277         DRASNER             KENNETH          33500
           525282          WARD             GARY,SONJA        220000
           525284       BRICKWEDEL        KENNETH,MONICA       43500
           525292       MC CARROLL            PATRICK         200000
           525293          BRAGG           RICHARD,VICKI       45000
           525299     SUBAK/MCALLISTE      LESLEE/LINDA        49000
           525306          BRYAN              MICHAEL         123750
           525308        HOTELWALA         TAMER,RUMANA       100000
           525313       MONTALBANO            MICHAEL          34000
           525316        BRENCHLEY         GEORGE,LEONA        50000
           525317         TALBOT          KENNETH,CAROLIN

           525322        ROBINSON             JEROME           18700
           525323        PASQUALI         RICHARD,KATHLEE     110000
           525324        CHOY,SAY          GAVIN,EILEEN        26000
           525327        VOISINET           JOHN,KAREN        200000
           525329          KERNS               DAVID           67000
           525334          KOBBE           KENT,GERTRUDE       50000
           525337         GORDON             LIZABETH          50000
           525373        KAWAGUCHI        AKIHIKO,TOMOKO       34000
           525380     DOWNING/ECKMANN     CONSTANCE/JOHN      100000
           525381          FOEHR           RICHARD,JODI        41500
           525389       WASHINGTON            OLIVIA           50000
           525390     PORTER/MARTINEZ      BEATRIZ/NOEL        55000
           525406          JONES              STEPHEN          59000
           525408          JONES            JERRY,JULIE        54300
           525421     RICKER/TANGUAY       GEORGE,LOUISE       26600
           525423         MILLER           LEROY,SANDRA        20000
           525425           ORR           JEFFREY,MARIANN      65000
           525431         SMYTHE               JAMES           69000
           525435          MOHAN           MUKUND,VINITA       51400
           525459          KING                MARLA           25400
           525466         CINFIO               LISA            26200
           525475         BRUSMAN          MAYNARD,TRACY       39700
           525480         VILTMAN           PETER,JANE        100000
           525481          BYERS               MONTE           69000

           525484         GOFFEE           THOMAS,LETTY        41000
           525487           RAY               STEVEN           87500
           525499     SLOMOFF,MERCER      DANIEL,LUCINDA      200000
           525500          CLARK           MILTON,JAYNE        50000
           525503         ROSSMAN          DONALD,CONNIE       65000
           525529          KLINE              RICHARD          50000
           525544         HICKMAN             THOMAS           28000
           525548         MCNALLY             MARSHA          100000
           525551         RUNYON             KATHERINE         34000
           525552        RODRIGUEZ         ALBERT,LIGIA       123000
           525553        KAVORKIAN         RALPH,EVELYN        89100
           525561         COLEMAN             ANTHONY          50000
           525562        DOMINGUEZ          FELIX,GAIL         50000
           525574         PATRICK              SUSAN           49000
           525578         MONTOYA            ERNESTINA         33700
           525581          KISH            TERRY,MELANIE       30100
           525590         CRAVEN          FRANK,ELIZABET       39000
           525591     KHAYKIN/KHAYKIN     YURY,SVETLANA/M     126000
           525593        MARTINEZ          ARMANDO,LISA        30000
           525600       AESCHLIMAN         GREGORY,ROBIN      100000
           525603     OBEROI/AHLUWALI     NIMERTA/SWAPNA       60000
           525613         WILSON              RONALD           26200
           525615          CAPPS              RAE ANN          43300
           525644          BEALY              JOANNE           36000
           525650         ROGERS            JAMES,SANDY       200000
           525651        BATTAGLIA        ROBERT,SHERYL       100000
           525654        STEARMAN           JOHN,EILEEN        50000
           525824         MANDEL             ELIZABETH         67500
           525857         SHANNON           DEBORAH E.         50000
           526100         HARRELL             STEVEN           18600

           526112          OLDS              PRESTON M         45000
           526160        OLSZEWSKI           RANDALL J        138000
           526165          PENA               LINO E.          24500
           526185          KASCH              TIM E.           19000
           526190         KUSTURA           A. STEVEN          50000
           526204        MCINTIRE            SCOTT D.          29500
           526215          SAWLE               WAYNE           11000
           526230         ARONSON            DAYNA B.          31900
           526249          BARE           DANIEL J.,MONIQ      27600
           526308         JACKSON             JEFFERY          21800
           526314         HOPKINS            CLARENCE          39000
           526369     EGGERS RICHARD          R.,BONN          29800
           526378          PECK                BRIAN           26250
           526418         JOHNSON         ERNEST,BARBARA       50000
           526453          BAKER          ROBERT A.,ELAIN      50000
           526908       BLANCHETTE         RONALD,KELLY        39100
           526912         RIGGINS         MICHAEL,SHIRLEY      25000
           526917          BROWN              YOLANDA          49600

           526919         DEUTSCH              DAVID           25000
           526925        KAPLANSKY         PETER,ZINAIDA       26500
           526927           LEE            JAEWOO,SOYEON       20000
           526967         BOSWELL              MARY            34500
           526970        MCDOWELL           BRUCE,ANNE         33500
           526971         JOHNSON         THOMAS,KRISTEN       32900
           526974         RECTOR           RONALD,TERRI        30000
           526983         HARRELL          GEORGE,NANCY        50000
           526988         TORRES              ALEXIS           34000
           526997        ANDERSON            JAY,CAROL         15900
           527002       DROGEMULLER            PEGGY           50000
           527005        SALAMONE         PAOLO,PAULETTE       75000
           527009        ESKRIDGE          JAY,STEPHANIE       20000
           527014         HARRITY             WILLIAM          34800
           527015       GILBERTSON         RICHARD,DIANA       50000
           527023        SHOCKLEY             WALTER           28500
           527029        PROHASKA             DENNIS           35250
           527036          GEARY              ROBERT          200000
           527046        MAC ADAM              JOHN            19400
           527050        MARTINEZ          EMELIO,SONIA        13200
           527077         GERAMI          MICHAEL,TAMARA       37900
           527078          MARK             ALLAN,MARA         65000
           527093        ESTAVILLO           PAUL,ANN          26500
           527099         SHERMAN          HAROLD,JANICE       62000
           527110        STAFFORD             MILDRED         100000
           527126      THORMODSGMRD             TAD            50000
           527154         GRAVES          GEOFFREY,TRISHA      20300
           527174         ANDREW           GARY,KIMBERLY       58000
           527180          CHAN              JACK,LUKY         50000
           527183         KENDALL          PATRICK,JODY        44500
           527184       NITZKOWSKI        GREGORY,BARBARA      68000
           527198      DICKENSHEETS       DAVID,ELIZABETH      10000
           527205          HSIAO               HSUN            35000
           527217          GRAY             JERRY,DIANA        41200
           527220          LAMB                KATHY           47850
           527224        BROWNING          DONALD,DEBRA       100000

           527226          SASSO          LUIGI,JULIANNE       78500
           527236         RUSSELL             MELINDA          31500
           527250         MAYMAN            SAM,RACHEL         50000
           527251         MEYERS            AVRAM,GALE        200000
           527252      ALTON/CLEMENT       WILLIAM,LISA       150000
           527266         LILLEY               JOYCE           24700
           527271        PERSHING         TIMOTHY,FRANCES      50000
           527275     VANDERTOL/PODWA      JOSEPH/ROBIN        19200
           527277         SPEHAR          ROBERT,JENNIFER      28500
           527291         HUGHES            DAVID,JANIS        29200
           527299          BELL               PHYLLIS          20000

           527300     EPSTEIN/KAPLAN         MATT/JANE        250000
           527305       DUNN/STOCK        WILLIAM/BARBARA      41800
           527307         TURNER              COLLEEN          48000
           527310         SCHWARZ           JOHN,LYNDA         60000
           527315         GAMPER             REINHOLD          75000
           527320          JONES          DOUGLAS,JOANNA       38200
           527340          BANKS               RUTH            35700
           527350       DEL MONICO           PATRICIA          50000
           527353         COLLIER          WILLIAM,JANET       60000
           527359          HOUGE              MARTIN           31000
           527392          RUDIN              MICHAEL          50000
           527395      ZAMMN/WINGATE       ALEXANDER/DENIS      50000
           527410         FOWLER           PETER,LAUREN        36000
           527432         SPOTTS           LARRY,SHANIE        14000
           527440         SIMMONS             MICHAEL          64000
           527458        MCDONALD         MICHAEL,COLLEEN      65000
           527462          LAPP               STEPHAN          69500
           527463         PHARES             ROSS,JUDY         50000
           527471          JONES           PHILIP,PAMELA       23000
           527475         LEONARD          DENNIS,DEBRA        30000
           527482          HALE                JOHN           116000
           527485          BAIRD               CAROL           63000
           527492        DI RISIO             LEONARD          36700
           527497        STRETTELL           JOSEPHINE         54100
           527500         SANCHO              ANTHONY          30700
           527512         VOTAVA           GERALD,LINDA        54700
           527523         TRUISI           ANTHONY,LISA        73000
           527535          AKIBA            JOEY,CAROL         41200
           527536          SILLS          GREGORY,LAUREEN     140000
           527550         GALVAN             EPIGMENIO         50000
           527553     TEDESCO/ANTHONY     ARTHUR/CEPTEMBR      20500
           527657         KRAMER           JACK,RALPHON        25500
           527665        KIRSCHNER         NATALIE,DARIN       56400
           527671         GRANTZ           ARTHUR/LEILA        49000
           527698      MCCLAUGHERTY          RALPH,JOY         29700
           527713        SCHEFCICK        RICHARD,CHRISTI      33000
           527714         FOSTER           JOHN,MARIANNE       66000
           527774          GOLD                JOSH            36800
           527994          ZACK               SHANK R          50000
           528036         VOLNEY          GREGORY,REBECA       25000
           528079         MILLER           KENDALL,PEGGY       50000
           528086          JAMES           DENNIS,JOANN        59000
           528089          JUREK           BERNIE,ELLEN        50000

           528099          BARR           TANYETTA,WILLIA      16600
           528183         CLEASBY          ELWOOD,MARGE        47000

           528186          INGLE             DEBBIE D.         21400
           528189        GONZALEZ          CARLOS,JANICE       35200
           528285          HEIL             WAYNE,DEBRA        11000
           528304         HARRIS          THOMAS,KENDALL       38000
           528910         BAILEY           STEVEN,JANIS        50000
           528912         ALARCON          MICHAEL,MARY        53700
           528917          MOORE               JOHN            92200
           528938          HUNN            KEViN,MICHELL       15600
           528952         FAYETTE              KEITH           30300
           528974          BASCH           JEFFREY,JILL        39300
           528992          SMITH          CHRISTOPHER,MAR      25500
           528997          DODGE          KEVIN,PATRICIA       50000
           529038        BOBINSKI             ROBERT           48700
           529040         SNIDER           BRUCE,DEBORAH       29000
           529052         POTTER          KEVIN,STEPHANIE      10000
           529075         MORINO          DANIEL,DEBORAH       22000
           529078         HOSFORD          GERALD,CAROL        22000
           529152        RAGSDALE          LARRY,TERESA        17200
           529188          GRADY          PATRICK,KIMBERL      19500
           529219         LOCKMAN              HEIDI           38200
           529919         SIGALA             CONSUELO          25000
           529935        HENDERSON           IAN,NANCY         25700
           529961        PETERSEN         KRISTIAN,MARIEL      30800
           530906        SHEPPHARD           MICHAELA          35200
           530911        VAN HORN             WILLIAM          19800
           530915          WOODS           DARCY,SUZANNE       38400
           530916        LEVENSON           DAVID,CHERI       120000
           530919        GUNDERSEN            ROBERT           25900
           530920         TOSCANO          PAUL,MARGARET       41000
           530922        BOSSHARDT         KYLE,KIMBERLY       21000
           530925         ARSHAD            CLAUDIA,MOE        50000
           530935     CHANCE/TUSHINSK        RAY/JAMES         50000
           530951      RAHMAT/CHARLA        OMID,CHARLA        33200
           530960      VANDONKELAAR       CHARLES,SANDRA      150000
           530961         MOSHREF            MOHAMMAD         124500
           530964        REYNOLDS              FRED            50000
           530975         TALLMAN           GARY,JACQUE        22900
           530986          LUYON           ALVIN,REGINA        40500
           530988          GOETZ           ROYAL,TERELEN       50000
           530990         BANNES            PAUL,CAROLE        33600
           531002          CLARK           LAURA,DANIEL        88000
           531003     MILAZZO/WYLDER       DAVID,MARILYN      140000
           531006          KLINE          ANDREW,REBECCA       89000
           531007          HARO              KATHLEEN          50000
           531011       WOODBRIDGE        WILLIAM,BEVERL       31900
           531045          BUSCH          MICHAEL,SUZANNE      31000
           531047          CLARK          KEVIN,ROSEMARY       35500
           531055          KING            DENNIS,DIANA        40000
           531056          CLARK           DONALD,JANIS        44800
           531060           ELI            DONALD,TERRI        50000
           531062         ALIANO              LOUISE           21000
           531063          DILL               ANTONIA          74000

           531066         DURHAM          SUSAN,BENJAMIN       91000
           531085       VANDERCREEK       MICHAEL,ALLISON      51200
           531095          JONES           MICHAEL/ANNE        34500
           531102     SINCLAIR/FISHER     ANDREW,KATHLEEN     100000
           531111     BUTLER/FRAZITA      PHILIP/CHRISTIN      24500
           531113          BRUSH              ALISON           18500
           531116         SCHNOLL          MICHAEL,VELMA       64000
           531128     HAFTORSON/BATTA     CHAD/KRISTI/SCH      50000
           531141          CHINO            BRUCE,TERI         50000
           531142         AUSTIN            EDWlN,RAYAN        50000
           531144         JURADO           ANTHONY,PAULA       75000
           531146        SEBASTIAN        XIMENA,MARCELO       50000
           531148          WEBER            ALAN,HINDA         70000
           531161          CHOW             DAVID,CHOR         50000
           531163          CHIU               ANTHONY          79000
           531194         MURPHY               JOHN            12900
           531195     NORGARD/OPPOLD       DAVID/JOSEPH        33000
           531197         GOLDMAN         DANIEL,CANDICE      100000
           531207         SHEPAS             MARY LOU          21600
           531233         SURUNIS          CHRIST,ANDREA       50000
           531236          COHN               STEVEN          150000
           531249           LEE                RAOUL           18000
           531261       PRIEST-HECK        ROBERT,SARAH        80000
           531264         FEENEY              JOHN H.          40000
           531269        FINNERTY         MARTIN,MARYLYN       50000
           531271        GALLUCCI         SAMUEL,ANTONIA       85000
           531286       ZHANG/WANG          YIMIN/JIAN         38400
           531294         ORNEDO           ARNEL,RIZALIE       33000
           531295         TROXEL             PATRICIA          33000
           531296         DUDLEY             CONSTANCE        100000
           531297          NAVID          BEHZAD,FARZANEH      50000
           531299         WARREN               LINDA           25000
           531301         MCLEOD            DANA,CRAIG         47600
           531305           LEE               MICHAEL          49500
           531319          SAHA           BIKRAM,CHANDRAM      27400
           531321        WOLINSKY           MARK,LINDA         46000
           531334          TAUB               KENNETH          57000
           531340        SHENG/LI         YUNTAI,JINLIAN       58000
           531343          HENRY              SMELLY           41200
           531345        BROWNLEE             GRAHAM           55800
           531346         INGRAM           ARTHUR.KAREN       150000
           531347      HARNISH/DUMAS       DAVID/LESLIE        34100
           531353        WONG/DERE          VICTOR,EDNA        27000
           531364        HSU/CHANG         SHERMAN/CAROL      100000
           531412         CARLSON             SHIRLEY          50000
           531413        FRIEDMAN              ALAN           200000
           531422     POLKINGHORNE/ES      ADAM/GRETCHEN       32700
           531423        ASPELUND          CURTIS,HELENE       32000
           531447          LEUNG                MUN            33500
           531454        SHOEMATE          ROGER,DEBBIE        58500

           531464         HARRIS            JOHN,WENDY         30000
           531469         PEARCE               JASON           45000
           531470        ESCAMILLA         CARLOS,JULIE        15700
           531473          LIANG              MAURICE          95000

           531476        YOUNGLING        GLENN,CATHERINE      70000
           531489          CHAND            PRAKASH,UMA        49000
           531491         KAZEMI              ENAYAT           25600
           531504        WONG/LOO           WALTER/CHEN        38700
           531522          DEVOE              RICHARD          19200
           531526     WICKRAMASEKARA        LEE,RANMAL         58000
           531527     DO/NGUYEN/PHAM      HIEP/TUYEN/DONG      27300
           531528      SERAME/SERAME        PEARL/PABLO        50000
           531532         MORGAN          ROBERT,CATHLEEN      30000
           531544           KIM                YEJI            43500
           531568         MURILLO         CHARLES,ARLENE      112500
           531571         GOSWAMI          SANJAY,RAJNI        41300
           531576        PETERSON          ROBERT,JUDITH       50000
           531595         ROGERS           JESSE,MELINDA      145000
           531604     ROCHA/GONZALEZ       CARLOS,MA DEL       70000
           531609         JOLLEY            JOHN,LYNNE        100000
           531614     CORNELIUS/ATTIX     RICHARD/CHARLES      41800
           531632       GARCIA/COOK        KELLI/MICHAEL       57900
           531640         STREMEL           JOHN,VICKI         40000
           531641        CASABONNE         YVES,ANNETTE        50000
           531657        LIANG/LI         YUNGFU/SU-CHIN       59200
           531686        MOORE/LEE          DON,ROBYNN         50000
           531687         GOLDMAN              HELEN           98000
           531691         GREENE              CELESTE          56100
           531828          SMITH             ROSEMARIE         50000
           531840        OSTERGAR             GEORGE           30000
           531859      KEYES/HILTON       WILLIAM/CYNTHIA      33700
           531904        MCKEITHAN         THOMAS,DONNA        35000
           531907          SMITH           ROBERT,PAMELA      200000
           531914         FREEMAN           JOHN,BONNIE        20000
           531949     SANTOS-PASADIS          BETHAN           75000
           531951         HAYDEN          KENT,JACQUELINE      10000
           531953         VALDEZ           FRANK,URSULA        20400
           531954          GLYNN            JAMES,JOAN        100000
           531958         HUBBERT         DONALD,JENNIFER      40000
           531960         HALBACH              MARIE           80000
           531961         CABRAL           VICTOR,JOYCE        50000
           531997        HENDERSON           ALAN,DENA         50000
           532012         HARPER               BETH            30000
           532382        WILLIAMS               RAY            25000
           532400         AIELLO               JOHN            47200
           532404          WELLS             HAL,RONNA         19000
           532419         STOVER               JAMES           35600

           532434          ISLE           KENNETH,CATHERI     100000
           532450          KELLY              HELENE           25400
           532452          DEGEN               JAMES           14200
           532456     KUBACKI-PIELKA         ELIZABETH         14000
           532483       STREADBECK         JEFF/ANNETTE        38000
           532501          RAEL              CELESTINO         42400
           532509         LASWELL          ROBERT,CAROLE       50000
           532526         WILCOX               LANI            23400
           532592         PICKETT            ROGER,ANA         50000
           533172         SANESI          GRAZIANO,MICHIK      20200
           533173         CONLEY              STEPHEN          17900

           533191      PLATNIK-LYONS          LAURIE           43500
           533196         MCBRIDE          WILLIAM,MARY        35500
           533206     JIANG,CHANFENG         TAO,ZHAO          36900
           533209         COLLIER              SUSAN           41500
           533251         VISCITO             ANTONIO          18700
           533261         BASZAK            DAVID,KAREN        40200
           533263          JONES              BARBARA         107000
           533304        RODEMEYER             NANCY           15900
           533311         PARENT           STEPHEN/PAULA       37000
           533333          DUDDY              MICHAEL          60000
           533343          KISH           CHARLES/SANDRA       30000
           533346      FRATARCANGELI          JOSEPH           25500
           533396          FIELD          BURGESS/JEANETT      14900
           533417     GIFOROS/EFTING      DIMITRIOS/DEANA      31500
           533418         DUCKETT          JOHN,MARJORIE      100000
           533504        ZWIESLER              DAVID           22200
           533549     CUFFARI/MILLER      CHRISTOPHER,DAN      17700
           533565       DE LA VEGA         DANIEL,ELAINE      100000
           533577        BALASCIO           ALBERT,JUDY        81000
           533654         SALANT          ANTHONY,ELIZABE     100000
           533901         WALLACE             ALVINN           89000
           533906          BOCK              FRED,LOIS         99000
           533932         MENDOZA           JOSE,MARTHA        75000
           533960     O'CONNELL-SIMQU          ERIN            68200
           533984        ANGUIANO         ALFRED,THERESA       50000
           533993        BECKERLE           JAMES,CHERI        52600
           533996       BLANKSTEIN          LEON,MARIA         71700
           533999          LUND               KENNETH          96700
           534037         MALNIC            ERIC,MARTHA        50000
           534058         HOWELL              DANIEL           19800
           534082         PORTNOY             DEBORAH          20500
           534103          QUINN            JAMES,DELLA        17800
           534132          ATHEY              TERESA           29600
           534152        WILLAMNN           EMIL,MARCIA        69000
           534160     ROSS/WEISBERG-R        MARK/RONI         45000
           534178          TOGNO           MICHAEL,KAREN       33500
           534194          WADE                JAMES           50000

           534213         BOLDEN              GARY E           20000
           534279          KAHAN              MIRIAM           29200
           534904         DAWSON            BRUCE,RUBY         12900
           535045          ALLEN            JAMES,JANET        31000
           535918         ARTHUR           WILLIAM,KAREN       50000
           535920          BRUNO            FRANK,ROBIN        62100
           535995      HARDER/MC KAY      KEIKILANI/JASON      35400
           536011          LEIS             RONALD,JOAN        32000
           536055         HERSETH          RANDY,GLORENE       35200
           536059        MCCARROLL          DAVID,CATHY        33000
           536099      EVANS/HUNTER         ALLAN,APRIL       104000
           536136         TURAGA           SURYA,LAKSHMI       31700
           536149        SAKAGUCHI             MISA            40000
           536185          SOJA               GLORIA           19000
           536224          BORSE          MICHAEL,DENICE       37000
           520981     SIRVAIN/SIRVAIN      SUSAN/ROBERT        40000
           507589          RUSS                PAULA           40000

           489067        PETTIPHER          JOHN,CAROL        100000
           489134         CHAVEZ          LEANDRO,ELISABE      25500
           489457      ELLIS/SCHERR         ALAN,LIANNE        50000
           489601        CASTALDO             DONALD           50000
           489619         LEHANE          BARRY/KRISTINE       50000
           489620       KARL/NIELSEN       ROBERT/JAMES        24750
           489621         BESBECK             STEVEN           50000
           489625        ZIMMERMAN          BRIAN/RUTH         60000
           489627          MCCOY          MICHAEL/JILLIAN      29500
           489629         MCCLURE          ROBERT/PATTI        44950
           489639          SEARS              ROBERT           38200
           489645     FRENCH/SCHEELE       LAURA/JEFFREY       50000
           489646          PELLO             ERIC,MARY         18500
           489655      DENNIS/RIVERA        LAURA/JOSE         36000
           489688          CONTE          WILLIAM,CHERYL       50000
           489712          SMITH          CHARLES,MAUREEN      75000
           489729         SCATES             REX,MARY          31350
           489736         LARSON            BRENT,PAULA        47500
           489764         EISNER             ALAN,JERI         36500
           489779         PICARD          W.PATRICK,HEATH      19500
           489798         COZINE          THOMAS,ELISABET      42500
           489832       LYONS/WOLF           ALAN/GARY         34400
           489836       LIU/LIU/LIU       MICHAEL/SANDY/J      35000
           489837        BRUNFELD          ANDREI,ANGELA       32800
           489838        WILLIAMS          MARK,CYNTHIA        41000
           489875        KWAN/KWAN          SELENA/GIT         50000
           489897         WYRSCH               DEBRA           13900
           507418        CHAVARRIA            MANUEL           28000
           507419        ROSENBERG         RONALD,CARYN        79500
           507420       OVERSTREET           PAUL,TONI         56950
           507422        BOUCHARD          GEORGE,JANET        42000

           507425     ROBERTS/SANCHEZ     DARRELL,MARYANN      49900
           507437        CARVOTTA             RICHARD          35700
           507448          CASEY              DESMOND          39750
           507449       WHEELWRIGHT            DAVID           30000
           507458     BRAMMER/LOOP-BR       KEVIN/SHAWN        45500
           507459        COVIELLO           KIRK/APRIL         50000
           507471          MOORE            ALAN,DEBRA         46600
           507474         STEFFEN         GREGORY,KIMBERL      20850
           507476     SIRRINE/FLEMING       JON,DOROTHY        15400
           507477         PROSTOR          JEFFREY,SUSAN      200000
           507481          WOLFE             FREDERICK         36150
           507482        ELASHMAWI             ESAM            31000
           507485          HORST            RICK ALLEN         26000
           507489         WILSON           JOHN,REBECCA        39750
           507490          CHERI          LIONEL,MARIANNE      39300
           507492          FRITZ           KENT,MICHELE        52000
           507493       WARD/RHINER        RICK/SUSANNA        35100
           507498        COUGHLIN             THOMAS           30800
           507499      KORTH/CROOKS        SANDRA/CURTIS       29250
           507500         LAM/LEE           ALANNVENDY         29800
           507501         KROGEN               DIANE           34500
           507502         ADAMSKI          ANTHONY,DONNA       32400
           507517       RIEDBERGER          RONALD,MARY        65000

           507540          SAND             JON,NOREEN         32200
           507542          WONG            EDWARD,WONDY        35250
           507552          KOZAK              THOMAS           26500
           507568         BURRELL             ROBERTA          50000
           507575       BUHL/SMITH          EDWARD,DANA        51675
           507583      WHITE/MORENO       MICHEAL/MARCELL      44000
           507590          ARNDT           NICK,MELINDA        41250
           507600          LAZO            DELORES/HENRY       50000
           507601      SYMMANIK/VOS        DANIEL/BEVERLY      14600
           507602         NELSON          STEPHEN/SUZANNE      62300
           507605          JAKOV            AVI,SIMONE         50000
           507615        WETTSTEIN           ERIC,LISA         38200
           507628        ARECHIGA           DAVID,TINA         45000
           513418        BARBIERI          RAYMOND,LYNDA       50000
           513464         LIVESAY              PAUL            41200
           513490      SHARMA/SHARMA      VIVEK/PRASHANT       33400
           513501          GRANT           ADRIAN,ELVIRA       50000
           513509         SOLORIO              PAULA           26500
           513521        HUTCHISON          KEVIN,MARIA        50000
           513588          LOPEZ            DEBRA,ABEL         27000
           513589          HONG             DAVID,AMBER        32000
           513603        ZALIZNYAK           ARCH,MAYA         30000
           513605          BLAKE           MARTIN,DARCY        46000
           513606        FAIRCHILD             PETER           39000

           513607          MOSER             MARK,LISA         50000
           513620          JOLLY          THOMAS,CATHERIN      49500
           513630         MULLER            DAVID,JEAN         35600
           513636         SHELEM            AVNER,LIORA       127800
           513649       KIESSELBACH        KEVIN,SYLVIA        46000
           513659         KENNEDY          CRAIG,SHARON        85000
           513683         MACHADO             ARLENE           39000
           513695     BUCKO/ALEXANDER     DANIEL,JEANINE       20500
           513706      CAMPBELL/SIME        WALTER,JANE        51000
           513721        LORENZINI         WILLIAM,LINDA       36300
           513724          MOORE          DOUGLAS,KATHRYN      56700
           513743       TRAN/NGUYEN          HUNG,HONG        100000
           513782         EDMISON             JOANNE           30000
           513798         MURTHY           RAGHURAM,UMA        56200
           513799         ORLANDO          SALVATORE,EVA       32200
           513800           HSU           GEORGE,CHUNG-A      100000
           513801        BLANCHARD          JANIS,SCOTT        40800
           513802         LIFTON            RON,LEONORA        43000
           513803         OELSNER          BENJAMIN,JODI       31500
           513804         CARROW          JOHN,CATHERINE       85000
           513806          EBEL             ROGER,PENNE        36700
           513807          EVANS              LAWSON           33000
           513876         ZANONI           BERNARD,DEBRA       15000
           513878      OBATA,SHIRAKI        WILBUR,JILL        30500
           513894         REESER          COURTNEY,DONATA      87500
           513903      SANDS/MILLER       RICHARD/ROBERT       46000
           513923          BROCK           STEPHEN,KARIN       67000
           513928        BLACKBURN           MARC,LISA         25000
           513929         JUSLIN            BJORN,MERJA        28500
           513930          BUCK           H.DONALD,CAROLE      58000

           513931       SPORZYNSKI            STEVEN           35000
           513936      MORTON/DAVIS          ANNE/MARK         44200
           513947       GOMEZ/GOMEZ        LLOYD/MAXIMO        50000
           513948        SULLIVAN              LINDA           33000
           513960     WILSON/DOSLAND       KRISTIN/BRAD        23900
           513961        GRIFFITH            DON,CAROL         17200
           513963       SERKISSIAN            ALAN A.         140000
           513968       GRIESHABER           PAUL,GAIL         88000
           513985         SCHMIDT          RICH,YOSHIKO        19400
           513992      BURAK/KANEKO        STEFAN/NICOLE       30000
           513993          BAKER          ANTHONY,ANTONE       14700
           513994          BEACH              DARRYL           21500
           514019          WARD            PHILIP,DIANE       100000
           514020        MCPHERSON         JAMES,BONNIE        40500
           514031       MYERS/ANTON        PATRICK/LEAH        40000
           514032      HEWSON/ALLEN       GERALD/ANNAMARI      12000

           514054          KALK               ANTHONY         100000
           514055         COONEY          THOMAS/DOROTHY       36500
           514056         BARROWS           BRUCE,JANET        25000
           514069          SKEEN          STEVEN,KATHERIN      30000
           514072           JAO           WUNSTIN,SHU-JEN     100000
           514073       VASILEVSKY            MARGIE          100000
           514074        GIAMPAOLO        MICHAEL,CHRISTI      50000
           514083          HSIEH          EDWARD,SHIRLEY       77750
           514100      MULAM,CHODEY       KALYANA,KRISHNA      43000
           514107      LUNDING/LANE       STEFFEN/CLAUDIA      36700
           514155         BOLGATZ             MICHAEL          25000
           514156          LLOYD               GARY            38500
           514157         OCELLO          GREGORY,SOPHIA       39700
           514158         STIBBE           IVO/TENLEY S.       30500
           514191       ARCHAMBEAU           KATHLEEN          62000
           514203         MURPHY          JOSEPH,CATHERIN      55000
           514204         MALONE           ROBERT,MONICA       29000
           514205          RING            CATHERINE M.        15300
           514216        GHOREISHI           ISSA S.           28500
           514233        HUANG/WEI            LIN/QIN          45700
           514234       MC FARLANE         MARILOU,CRAIG      130000
           514301         CAMPOS           ERUBEL,GLORIA       80000
           514302         SCATES           STEVEN,DEBRA        83700
           514304     MANKIN/CALDERON       DANIEL/MARIA       10000
           514319           HSU            JOHN,FENG-JUI      100000
           514342        GASPARINI            GEORGE           50000
           514343         HEIDTKE           JAMES,GAIL         36800
           521083          ROUSH           NELSON,NANCY        17400
           465748          POOLE            ERIC,DONNA         57500
           497396          LUND             VICKI,GARY         30000
           506118        FERNANDES         ADRIAN,ROBLEY       31000
           510772          DEAN           THOMAS,MARJORIE      27400
           500189         WALTON              RICHARD          27700
           506302     MATHEWSON-VARGA        CHRISTINE         40000
           506495          WADE           RICHARD,PAMELA      100000
           507106        SHERIDAN              SUSAN           50000
           517033         NELSON             JOE,IRENE         76900
           521464       SCHIMMENTI          MARK,JULIE         47700

           489558        O'DONNELL        GREGORY,ELIZABE      25700
           505883      CHARMATZ/WIATT       ANDREW,SARA        30000
           512833          COOKS              WILMER           23400
           515899       MARK/NICKEL       RAYMOND/WENDELL      16000
           516066         WESTLEY          MARTIN,CONNIE       40000
           469385        ALBRIGHT             JIM M.           27450
           499409         HILTON              JUSTIN          120000
           507087         HINMAN          LAWRENCE,BETTY      100000
           507202      MARSHAK,KELLY        ROBERT,JUDY       100000

           521679         EVONIUK          KENNETH,LEANN       69000
           469964          GREEN           JERRY,LILLIAN       48000
           470137         NICHOLS         FREDERICK,KATHE      25800
           484877         PALECEK           PAUL,NIKKI         30000
           486786        FERNANDEZ        MANUEL/DELORES       21500
           490143         MUELLER          DENNIS,SUSAN       149000
           490326         BRADLEY            ROBIN,KAY         37000
           491377        FERREIRA          ANTONIO,RITA        50000
           491382         DEVINE           SEAN,MAUREEN        50000
           493676       KLINGENBERG        ROBERT,CHERYL       40000
           493989          WARE              CRAIG,KIM         23200
           494325         MURRAY           DAVID MICHAEL       33500
           494389        DIETZLER            RON,JUDIE         39800
           497271         HOFFMAN          FRANK,JUDITH       100000
           497342         BERZINS           MARIS,INTA         20800
           497364          CHONG              KAP,SUK          25000
           497608         O'LEARY          DENIS/JUDITH       100000
           498386        MARQUART          LESLIE,CHRIS        57700
           498399         WHALEN           JON,PATRICIA        50000
           499286        SAUNDERS          DAVID,LAURIE        29400
           499774        TOM/LOUIE           ROGER/MEI         24000
           500108        ANDERSON              ANITA           50000
           500119       REICHENBERG            BRAD            50000
           500248          LANE           JOHN,ANN MARIE       23300
           500252         WITYAK          JEFFREY,CYNTHIA      23800
           500363     CALMA/CALMA/CAS     ARMANDO/LEONIL       24500
           501156        SCHWARTZ              CINDY           28000
           502595       HEMMINGWAY           IRA,PENNY         34200
           502608         DESMOND           DAN,GLORIA         50000
           502744        O'MALLEY              JAMES           30000
           502750        GREENWOOD            BRADLEY          25500
           502760          REYES            THOMAS,RAE         19500
           502766         CURTISS          THOMAS,PENNY        250Q0
           502828        GONSALVES             MARY            50000
           502830       SCHULTHESS        CARL,JACQUELINE      35000
           502904          GRACE            DREENA,JACK        35200
           502922        ALEXANIAN        KEGHAM,VICTORIA      25000
           502923        HELFRICH              MARY            54900
           503001          ABREU           JOSEPH,CARROL       39000
           503008         CONGER           ROBERT,ANITA        26900
           503020         JAMALI              PARVIN           46600
           503022          OLSON             MICHELLE          30100
           503040         WILLIS          WESLEY,KATHLEEN      42300
           503065         WALKER              GREGORY          31800
           503080         FREEMAN          JEFFREY,DIANE       61700

           503101     SHELTON,JR./SH         JOHN/JUDY         25000
           503125     MENDELL/MENDELL       KAREN/RUTH         32600

           503142         SIEVERS          EUGENE,GLORIA       22300
           503169      MARTIN/BLACK        SCOTT/RANDAL        20200
           503181          LUONG              KIMCHI           20000
           503966        TWI/CHELL          VAN,BRENDA         15000
           504210        SAMANIEGO        ARMANDO,LISSETT      37500
           504317       WAINWRIGHT          MARK,MARYJO        31500
           504526        PHILLIPS          RONALD,MARTI         9100
           504983        KARAS-COX           PENELOPE          50000
           505028          RILEY          GERALD,LINDSAY       24700
           505244         KURASCH            KATHARINE        100000
           505316        SIMONIAN             KRIKKOR          35500
           505338         CONANT           CARLOS,LEONOR       25000
           505424         LAULLON         FERNANDO,KAREN       23400
           505516        BRAZENOR         WALTER,KIMBERLY      50000
           505772     CUNNINGHAM/MEAD     RICHARD/MARTIN       91500
           505796        GONZALEZ         MICHEAL,JENNIE      108000
           505845        SPALDING             CHARLES          15300
           506070          SHIH               LIH-BIN          38200
           506173          GUTU               EUGENIA          33600
           506223          CLARK           KENYON,KATHY        99900
           506228          HRACH           WARREN,ELVERA       50000
           506247          WALIA          JATINDER,KAMAL      120000
           506260       STEPHENSON             NANCY           23200
           506315          DAVIS               DIANE           13500
           506349        MARQUAND         JAMES,KATHERINE      24000
           506367        PONCAVAGE        WILLIAM,JESUSA       25000
           506383          GAGNE             GUY,KATHY         50000
           506403       FITZPATRICK       GREGORY,JUDITH       10000
           506408         PLAGATA           LEE,GIRLIE         26000
           506429         VOEGELI         JEFFREY,LILIAN       29600
           506452         BLEILER          CHARLES,JOYCE      100000
           506472         BREWER              DOUGLAS          18000
           506478         HANSCH              W. JOHN          50000
           506508        ANDERSEN             GARRETT          22500
           506527         CARNEY              ROBERT           16700
           506531         JOHNSON             DOROTHY          37500
           506601          PERRY            HENRY,JANE         90000
           506620         SCHLAKE          ELLEN,HOWARD        32000
           506637         MACKAIG             MILTON          100000
           506640        SEVERINO         MICHAEL,KIMBERL     109300
           506681          BEARD               EDDIE           10000
           506706         ROGERS              CYNTHIA          50000
           506743         MORRIS          THEODORE,LETICI      25000
           506778         QUINLAN          MICHAEL,DONNA       53000
           506793         CORDTS              HOLGER           40000
           506805        CASSORLA         KENNETH,JEANETE      90000
           506847        ACKERMAN         THOMAS,BARBARA       50000
           506859         HOLLAND             DENNIS           24000
           506869         KIZALE           EDWARD,NANCY        43000
           506871         MARTIN          KEVIN,MELVENIA       72000
           506891          ROSE               DONALD           22500
           506943         DAIGLER          GARY,PATRICIA       60000

           506966         AIELLO            PAUL,JOYCE         70000
           506981         ELHAMI               KARL           100000
           507040         QUESADA          JOSE,CECILIA        40000
           507042         CRAFORD         MICHAEL,ARDETH      100000
           507052        FERNANDEZ        JEFFREY,NANCIE       70000
           507064         HORNER           JOHN,GRETCHEN      106000
           507075       MALSAM,BELL       FRANCES,A DENNIS     38500
           507092     MOORE/MINAHAN/S     MARK/DANIEL/MIC     113000
           507095     FOSTER,CARLISLE     WILLIAM,KIMBERL     130000
           507110         MARANA           PETER,VALLON       106700
           507120        KANTIPUDI        NARENDRA,ANURAD      41500
           507140          MOODY           DARYN,COLEEN        50000
           507180         PIERCE               JANET           70000
           507185         OPUNUI           TEDDY,JANEICE       50000
           507187        FRANZINI              MARY            28000
           507194        MADHVANI         KANTILAL,MARIA      199800
           507201        O'CONNOR           SEAN,AUDREY        68000
           507206          WOLFE             EDWARD A          50000
           507236         DHILLON         SATVINDER,BALBI     100000
           507250          BRADY            LYLE,BETTY        100000
           508413        HALVORSON        JAMES,CAROLINE       25000
           508529          JAFFE           ALLAN,CYNTHIA       30000
           508539         ARENDS           LARRY,AUDREY        37300
           508581        VARNADORE             KIRK            20000
           508610           LEE            JACK,BARBARA       100000
           508638          HAAS             JAMES,BETH         50000
           508654     DERDULA/PARHIZG       DANIEL/AZIN        36300
           508716        AUSIELLO          GERALD,NANCY       100000
           508721     HANSON/STANBERY       MARK/LESLIE       100000
           509857           TAN             FRANK,LYDIA        34200
           509944        KADKHODA             MOJGAN           50000
           510042          KAYE            STUART,DEBRA        65000
           510077       MCPHILLIPS         RANDALL,CAROL       75500
           510138         HURLBUT           DAVID,DIANE        46500
           510171        KAUFFMAN           VERN,JEANNE        67000
           510201         JOHNSON             GERALD           21000
           510348        TAVERNIER          MARK,SHERI         19700
           510393     RICHOUX/POULAKO       DAWN/FRANK         75000
           510395        SHABAHANG            MOHSEN          100000
           510475         GEIGER          ROBERT,PATRICIA     100000
           510481     ST.LEGER-BARTER      LAURA,MARTIN       200000
           510518         BEDELL          PAUL,CASSANDRA       37500
           510607          PRALY          SEBASTIEN,KRIST      53000
           510709       BUTTERFIELD       STEVEN,MICHELLE      33700
           510749        DI IORIO         ANTONIO,DELORES      42500
           510782         PETRAS                JON            84000
           510792       WILLIAMSON          JOHN,DONNA         50000
           510794        CANFIELD           KENNA,JANET        93000
           510821         HERNAND         WARREN,DEBORAH       48500
           510823      GHIAICHAMLOU          CLAUDE P         100000

           510836          JONES           JOHN,KRISTIN        67500
           510863     HARRIS/LEVALLEY       JOSH,CAROL         84900
           510922         HORNING          TAD,KIMBERLY        33700
           510924         PERSONS          RICHARD,JULIA       93000

           510968        NICHOLSON        CHRISTOPHER,CYN      26600
           511040     ST.LEGER-BARTER       GERALD,JEAN        50000
           511041         HOSELEY           RALPH,SONYA        50000
           511042          WONG              PHILIP K S        41200
           511045         NICHOLS           SCOTT,PATTE        43500
           511111         PILLOW           CHARLES,VICKI       36000
           511124         FONOONI           MANOOCHEHR         63500
           511181         MCAULEY          GORDON,MARJA        50000
           511185         PAULSEN            JON,PAULA         74000
           511223          KNOX           CLAUDIA,ROBERT       50000
           511325     AMSTADTERN/WEIL       DEBRA/DAVID        50000
           511330         HARVEY               JOHN            40000
           511541       DI MARTINI         PAUL,PATRICIA       20300
           511594         MORGAN              DOROTHY          25000
           511608        BRUBAKER          MICHAEL,JANET       54000
           511642         GEIGER           GEORGE,LINDA        27700
           511867          LLOYD            ALAN,DIANA         45000
           511869         CHIANG           PETER,DEANNA        57500
           511919         SOLANKI           RAY,LALITA         95100
           511940        HASBROUCK        RICHARD,DELORS       23000
           511942         NEMETH           MIKLOS,MARIA        28000
           511949         BELLAMY            BONNIE J          20000
           511951          BRYAN              AUDREY          100000
           511955          ROSS             DAVID,BETH         30000
           511994         SCHANK            CLIFFORD W         11200
           512012        THOMPSON              GLENN           85000
           512094         RICHER          LAWRENCE/KATHLE      61300
           512191       BIEGELBAUER        IMRE,VIRGINIA       37300
           512463        TAVENNER          CHRIS,ALISON        35000
           512464          PEREZ            LUIS,NANCY         38500
           512552          ADAMS               MARY            12000
           512584         BURGAL              ALBERT           50000
           512593         ENQUIST          WILLIAM,LISA        25000
           512640         JOHNSON          FRANK,YVONNE        25500
           512643         DOTTING          GORDON,LINDA        45600
           512677          FOGO              DAVID,AMY         19800
           512688        SCHUBERT              KURT            43500
           512719          HURT                 AL             33400
           512724        MORGANTE         ANTHONY,ELIZABE      37500
           512745           COX              JERRY,SUE         62700
           512751        MCKECHNIE            GLENNA           21700
           512796         SARDINA           FRANK,RANDI        24000
           512813         LANGLEY             SONDRA           39000

           512817         WIKLEM           BRIAN,ANILISA       32000
           512837         TANAKA            GLEN,DENISE        45000
           512840          WONG                 LAN            31000
           512884          BROWN               JASON           50000
           512899          YOUNG           DENNIS,SUSAN        27000
           512903          CHANG          WARREN,MARJORIE      50000
           513019        PETERSON              TODD            34500
           513053         SHAFFER           MARK,ANITA         50000
           513076          DOBY               BRENDA           31000
           513099          FELS             SHAWN,KELLI        20100
           513131          KELLY               JAMES           38200

           513209        PEMBERTON        ROBERT,ANTONIA       17900
           513212        REYNOLDS         MITHCHELL,EDNA       31000
           513214      BIEDENBENDER       FREDERICK,AGNES      20000
           513219         DAMECKI         CHESTER,GLORIA      200000
           513271          EZELL              ROBERTA          30400
           513299         SCHULTE           PETE,HOLLIE        43500
           513332         MATTHEW              DAVID           40500
           513349          VEGA               CARLOS           10600
           513358        BACHELOR              JAMES           12100
           513377         MORRIS               IVAN            19300
           513378           HAR               DAE,SUN          88200
           513395         JENKINS           MARK,ROBIN         62000
           514483          SIMON            DAVID,CAROL       100000
           514486         PATTON            ERIC,PEGGY         31900
           514564          SERRA          MICHAEL,MELINDA      71500
           514582         O'HEARN           JOHN,KAREN         40000
           514592        STEPHENS           FRED,SONYA         71500
           514679         KETRICK             MARIAN           49000
           514796        SOROURIAN            ELYAHOO         100000
           514807        CHAN/CHEN           RIK/CATHY         62500
           514808        CAMBERLAN             ALISA          100000
           514856        GONZALES              JANET          100000
           514908         FRANZEN            MARK,DEBI        100000
           514921        OUZOUNIAN            AGAVNI           32000
           514933        SIRACUSA             MARILYN          35700
           514962          BROWN              JOHNNIE          73500
           514971        FRAIPONT           PAUL,CARRIE        77500
           514979           LIU             PETER,JOYCE        50000
           514986         SIMPSON           LEON,DORIS         37700
           515024          TONEY           CHARLES,MARIE       60300
           515042         EIDMAN          CHARLES,SOPHIA       29000
           515044         NELSON            RANDY,LISA         71400
           515091          DOWEN           ANDREW,TERRI        42500
           515101     MOLES/BROMSTAD      MATTHEW/ANGELA       81700
           515105         GRIMES            SCOTT,DAWN         43500
           515107          ROVIE               JANE            29900
           515112        CALIENDO             MICHAEL          26000

           515119       PIZZARELLI             LAURA           41700
           515125         RESNICK           CRAIG,JANET        75000
           515409        RAGUENEAU            ANDRE D          20000
           515488          BARTH           FLORIAN,LORI       100000
           515506         EDWARDS              PETER           75000
           515510         DINGLEY           CHRIS,MARY         45100
           515512        ROLLINSON         WILLIAM,JILL        75000
           515521         BRANDOW             WARREN           25700
           515587        SCHRADER         DONALD,COLLEEN       50000
           515590         FREEMAN             SHARI L          23500
           515597         MURLEY              LAURI H          75000
           515602      VON DER LIETH           PETER           37400
           515605         BOWMAN              CLAUDIA          65000
           515638     O'CEALLAIGH,HUN     DIARMAID,MARGAR      30000
           515644      SALTOS/MILLER      ELIZABETH,PAULE      19500
           515646        JARAMILLO          JOHN,AMANDA        82400
           515717         BAILEY          DANIEL,SUZANNE       62000

           515754        JOHNSTON             DENISE           50000
           515788        MARTINEZ         DANIEL,CYNTHIA       67300
           515794      MILLER/SEVERO      DOUGLAS,SHAUNA      140000
           515818          PECK            DOUGLAS,SALLY       75000
           515826         GOSSLER          VICTOR,DEANNE       98900
           515866       KARSTETTER         SCOTT,DEBORA       100000
           515873        VON KARL            THOMAS W          52500
           515890         AGINSKY          YASHA,CARRIE       100000
           515896          KARAM               KEITH           47500
           515900           LEE                DANNY           50000
           515904        HOENBRINK             KEVIN           43700
           515909        SHERRILL         CHARLES,KATHLEE      26000
           515933          REDDY          MODUGU,SHAKUNTH      50000
           515935          KELLY             GARY,JAN          48900
           515971       ARMAS/ARMAS         LINDA/KATHY        23500
           515974          GREEN            JOHN,LINDA         40000
           515995          ASATO            LLOYD,KAREN        42000
           516003        MCKINNEY         RICHARD,KATHLEE      45000
           516011         SHAPIRO             DAVE A           47200
           516012       OVCHINNIKOV        SERGEI,GALINA       63500
           516016        RUDESILL         WILLIAM,CAROLLY      44000
           516023         FOURBY           DONALD,SUSAN        21000
           516039         DRETZKA               KIP            28400
           516042         HIGGINS         DANIEL,ELIZABET      40500
           516043         SRABIAN         GABRIEL,BEATRIC      36700
           516045        CARLSTEDT          GARRY,LISA         24900
           516184          HAYES             JAMES/MAY         60000
           516474         HAWSER           MICHAEL,JEAN       100000
           516525     LINDEN/GALATAS      MATTHEW/MATTHEW      42900
           516570          NEAL             GORDON/JOAN        76000

           516635        CHIARELLA            EUGENE           50000
           516649          RUIZ            MARK,ROSANNA        63700
           516662         VILORIA             THOMAS           24400
           516668        VERLINDEN         RICHARD,PATTI       50000
           516714          LANG            STEPHEN,JOYCE      100000
           516715          GRAY            DENNIS,SHERRY       25000
           516998         MORTON               DAVID           20000
           517027          ABELL           SCOTT,BELINDA       22200
           517035         HANSEN              JANICE           60000
           517036          GOMEZ           ALONSO,SONIA        17100
           517038        MCCUBBIN         ROSEMARIE,WALTE      10500
           517065          BOCKS            KENT,MONICA        25000
           517083         PETERS           DANIEL,LINDA        74400
           517539         MAXWELL           R. HOWARD          21000
           517541          KYLLO             JESSE B.          17200
           517998          LYNN                CAROL           30000
           518005         VONHOF               JOHN            21000
           518019        WILLIAMS         RICHARD,BRENDA       95000
           518021       FARRINGTON        DALE,BERNADETE       19000
           518042          CHOW             JOHN,NGWAI        100000
           518101          ENGEN               CAROL           31900
           518171         MILLER              HELEN D          20000
           518260         WATERS          DANIEL WILLIAMS     100000
           518297         MILLER            RANDY,JUDI         15000

           518330          MEYER              LEONA M          22000
           518339          PUGH               FRANCIS          50000
           518410      DWIGHT/GROVES      MICHAEL/KATHLEE      17000
           518418         JOHNSON             CAROLYN          50000
           518419        CAVANAUGH          JOHN,LEILA         50000
           518420       HORCASITAS         LOUIS,CLAIRE        50000
           518422        VANDOORN              LOUIE           60000
           518476         QUINLAN            PATRICIA          35000
           518486          MOON              ROBERT C          60000
           518519         DENAULT             ROGER G          72000
           518524       FLIESSBACH             JOHN            64500
           518532          RYAN            STEVEN,LINDA       100000
           518619     TAILLEFER/TAILL     PATRICIA/JEAN/J      23800
           518636         NAMUCHE           VICTOR,LUCY        53500
           518653     MC CORMICK/KNOW      TIMOTHY,JILL        22600
           518655         LINSLEY          MICHAEL,NANCY      200000
           518659         BARNARD          JAMES,ELAINE        31000
           518695         BADGER            KELLY,JANNA        43000
           518701      CHINTALAPANI         MADHU,USHA         32400
           518706      MORGAN,FEELEY        MARCY,JAMES        60000
           518741     VAN DUINEN,CRAN       ROGER,JULIE        48000
           518744          TUSSY           SHARON,ROBERT       30000
           518747         BRAGMAN             WILLIAM         100000
           518793     CIAMARRO,SMITH          JAMES,M          34200

           518830     LLEWELLYN,KENT        JOSEPH,MARY        61700
           518905        MORTENSON        BRADLEY,JACQELI      30000
           518907        LEIGHTON         EDWIN,JEANETTE       48300
           518911         KASPAR               CHUCK           36200
           518917        SOENKSEN           JERRY,DONNA        75000
           518941        MOINPOUR         HAMID,MASOOMEH       55100
           518947          JAMES            ARTHUR,RENU        39500
           518949        RENDEROS             RUFINO           42500
           518958        MCCLELLAN         MICHAEL,LORI        23000
           518970           LIN           TZONG,MARGARET      100000
           518972         WATKINS            THOMAS J          57900
           518984          WONG                 LAI            54500
           519039        CARRILLO           BARBARA LEE        15300
           519063          DANG               TAI VAN          17800
           519115         THAYER           GAYLE,BRADLEY       44200
           519161          IHRER              SHERRI           35200
           519235        BLANKLEY          JOHN/PATRICIA       43000
           519926      COWAN/ESTRADA       CHARLES/JULIA       21400
           519946         CHECKAL          JOHN,PAULETTE       15200
           520054         COLLINS         PHILIP,CHRISTIN      24700
           520076          CHEN              TSUNG-JEN         36200
           520093       YSLAS/TROY         STEPHEN/ALICE       70000
           520113         PIAZZA            BASIL,BETTE        50000
           520159         FECKLEY         STEVE,CHRISTINE      28400
           520183          REYES           RUBEN,CAROLYN       44900
           520203        ARARADIAN              MGO            42000
           520213          ASSAD             SEDIGHEH         100000
           520233        RODRIGUEZ            MICHAEL          17900
           520436         STATON          LAWRENCE/ARLENE      35700
           520445          BINA           HOMAYOUN,FARAHN     100000

           520447         ENYART           THOMAS,SHAWNA       35000
           520481        SYLVESTER        WILLIAM,SANDRA       46000
           520495          NATT            STEVEN,JANET        50000
           520515         SHEPARD            KATHERINE         75500
           520606         GOLDMAN           DANIEL,ZINA        50000
           520608        CALABRESE             VERNA          138700
           520643         OUTCALT          KEVIN,DEBORAH       86500
           520663          SABOL           THOMAS,BRENDA       62000
           520667          DOLLE              SHIRLEY          50000
           520860         CACAVAS            LISA MARY         50000
           520895        HEERMANS           JAMES,WANNA        43000
           520904        FERGUSON              STEVE           16000
           520912         JENSEN             ROY,LYNN          10100
           520959          ENOS              PAULETTE          34500
           521042         HAMMILL              BRAD            16500
           521407          KWON              YOUNG,HYE         50000

           521456          ZUBER          MICHAEL,DOROTHY      45800
           521460          ALLEN           ROBERT,ROBIN        60000
           521489        CULLIGAN           JOHN,JOYCE        100000
           521499         COWENS           WAYNE,PAMELA       200000
           521513        PENN/MLOT         MARK/GREGORY        32500
           521525         CHITTY           JAMES,SHERRY        82000
           521537       WHITE/KING        DENNIS/ELIZABET      60000
           521544          JONES             PATRICIA          50000
           521570          KWONG            PETER,MARY         33700
           521605        CECCHINI           JAMES,TRACY        58000
           521614        TRAMMELL          WALLACE,WENDY       78000
           521649         HERTEUX          ARMIN,BRENNA       143000
           521717         TEJADA            ROBERT/JUDY        39100
           521727       GROSSINGER         MALCOLM,LINDA       50000
           521728        PATANKAR           ANIL,ANJALI        47100
           521729          DOMAN           THURMAN,MARY        88300
           521732         LEAMAN          EDWARD,FRANCESC      50000
           521759         EMBREE          WALTER,DEBORAH       50000
           521766       THORMAHLEN            RODNEY           17200
           521783     EIBAND/HASTINGS       JASON/SUSAN       100000
           521813       SILVA/BODAS       FRANK,LARA/BRYA      45300
           521853         SCHACK          DANIEL,CYNTHIA      100000
           521884         PEABODY              JANE           100000
           521920         SIDMAN               JOHN            19200
           521954        HUDDLESON         SHARON,JOSEPH      100000
           521979         MURRAY            DEBORAH S.         38500
           521980         AUSTIN           DONALD,JOYCE        50000
           521984         JOHNSON              TERRI           39000
           522032        VELASQUEZ           MICHELLE          21900
           522058        DENISTON            LAURENCE          50000
           522063         KOHLER               LORI            56200
           522072          YORK           CLIFFORD,MARGA       55000
           522127          BARAN          ANDRZEJ,SABINA       36000
           522157        BANUELOS          WILLIAM,NAOMI       29400
           522177       THORMAHLEN         PHILIP,SHARON       48200
           523520          YOON             BYONG,CHUN         50000
           523534          YATES           RONDALD,ROMA        48300
           523769        HAMILTON         ROBERT,BARBARA       50000

           523789     JENNINGS/MCDONA      LANCE K./JAN        20000
           523903          LYON            JOSEPH,ROBIN        17000
           523935        KONTOPULS              GUS           100000
           523938          CLARK          BUFORD,ELIZABET      40000
           524038          KRUSE              ROBERT           65000
           524054        HELGAGER          JAMES,DAGMAR       200000
           524084         JORDAN          HAROLD,DEBORAH       33000
           524085       SINGH/KAUR        BALVINDER,GUNFR      22000

           524107         RIVERA              GEORGE           44500
           524225          LUNA             JAY,BRANDY         40800
           524230         FOLSOM               JOHN           100000
           524346        PESHKOFF            JOHN,RUTH         30000
           524973         KREPACK          ALAN,CELESTE       147100
           525090          MARSH          PHILIP,PATRICIA      42800
           525100          BOYD                KARLA           40000
           525150       PARSO/YORK          ALAN/ANDREW        60000
           525197         SEVENAU         MICHAEL,REBECC      100000
           525205         GARCIA               ROBIN           20000
           487498          VAID            VIPUL,DAKSHA        50000
           493913         BOGUCKI           DAVID,KAREN        32000
           493991        BRICKNER          TYRIN,JENENE        22000
           498597          KANE             NEIL,PAMELA        48400
           499485        HERNANDEZ          ADOLFO,MARY        26500
           499760         DANDAN          ERNESTO,YOLANDA      34300
           507012          STAUB              MARTIN           50000
           514912        FELDBERG            I MARTIN          100000
           515464         HAWKER           JOHN,SHELLEY        50000
           531268          MIAN           GHAZALA,ARSHAD       14000
           494363          NOYES             PETER W.          50000
           507247         NUGENT               KAREN           15000
           508572         GAFFNEY           EUGENE,MARY        16500
           512925        CERASARO               JAN            20000
           513251         HILLEY               MARY            15000
           513288        ALEXANDER            STEPHEN          35000
           515653     HALLISEY/WARRIN     JEREMIAH,ALISON     180000
           516582         MARTIN           EDWARD/SANDRA       16100
           516823      SMILGIUS/PECK       JOSEPH/SUSAN        50000
           518363          LAMB           MAYNARD,PAMELA       22400
           518599          CLARK              DENISE           20000
           520302          FLYNN          STEVEN,CATHERIN      50000
           521606        ANDERSON           DEAN,TAMMY         17000
           521640         HILLARD            M.PATRICE         23000
           521876          CONDE          LOUIS,GRACIELA       12200
           524012          CASH           DOUGLAS,MARGARE      28000
           524649         ELTINGE              DAVID           35000
           525377          ELSON            THOMAS,JOY         36500
           525439         PALMER           KIRT,GEORGIA        45000
           525604         MARTIN              CECILY           20000
           525665         HANSON            JOSEPH,MARY        50000
           527231        KIRSCHNER          HARRY,RUTH         41000
           531143          CHUKU          CHINEDU,CATHERI      35000
           531474     WINE/MORENO-WIN      LAWRENCE/LUPE       17000
           485877        MEREDITH             JOHN E           48000
           494116          CARR            VERLA,RICHARD       40000

           499235         STANCER         STEVEN,MICHELLE      37200
           499538         JOHNSON              CRAIG          100000
           499555          SCHAAF           TERRY,EMILY        42000
           503798     ROBINSON/BRADFO      LESLIE/JAMES        18700
           503931          LEECH          JAMES,KATHLEEN       38200
           506954          GREGO             RANDY,KIM         52800
           510873       ZUMBRENNEN            JOHN C           70000
           511198          CAYCE            CHRISTOPHER        43200
           515454     NIXON/GARDINER      BONNIE/CHARLES       49000
           525128         FASSIO           EDWARD,DONNA        61000
           525369          TAGLE              ALBERTO          23700
           484838       MENDELSOHN             MARC            28500
           505676        GUTIERREZ          RUDY,MARIA         35000
           505837     MCFARLAND/MAYER     CLIFTON,BRIGITT      16600
           506961     HUMPHRIES,BARAD       TODD,AMELIA        19800
           507138        JOHNSTON            PHILIP M          29900
           510535       BECKENBACH        JOSEPH,YONGZHEN      37200
           510677          WALSH             KATHLEEN          29200
           510876         MCGRATH         MICHAEL,DIANNA       45400
           512605        HALLIDAY         MATTHEW,JOANNE       35000
           512859       GILLINGHAM          DAVID,SUSAN        53400
           513915      KNAGGS/HOKANS      J.RICHARD/CHRIS      50000
           514647         MCLEAN              COLLEEN          30100
           515265         REILING             PAMELA           28900
           515716         YEOMANS            JEANNINE          47500
           515744     FERRELLGRICE/K      JAMES/ROGER/LOI      50000
           515897       YOUNG/ISLEY        WILLIAM/LINDA       40500
           516327        WICKENDEN         LORETTA,JAMES       45500
           518945          SENG                CAROL           10000
           520114         CONNELL           JAMES,DONNA        19700
           521987          YANG           BENSON,FRANCES       43900
           522052      TEBBEN,TRUONG        JOSIE,THIEN        46300
           522379        WIENHOLZ             EDWARD           73100
           525290         STEELE             KIMBERLEY         36900
           531572        SOSNOWSKI            STEVEN           23500
           491209         SODINI               HELEN           99000
           497751        NALAMWAR          ASHOK,PUSHPA        78000
           499579       PLUMBRIDGE         JAMES,MELINDA       25000
           499704        MOLINARI              KEVIN           50000
           499766        MOLINARI              KEVIN           50000
           500438        RAINVILLE         PHILIP,GENEVA       51800
           502062          JONES               DANNY           33000
           503472         SEEBOLD             LOUISE           42700
           504058       PAGLINAWAN         ALBERT,GAILE        33300
           504290          FOGEL           BRAD,VINCENZA       58500
           505512        TRIMBORN          ROBERT,JOANNE       24700
           505591         BOROVAY          GARY,DEBORAH        35200
           505646          LINE             HARRY,RENEE        74000
           505734     CAMARDA/DOZACK       DANIEL,DONNA        37500
           506172         YEAGER            ERIC,JUDITH        25500
           506470         RANKIN             JOHN,LYNN         39700
           506998         MORESCO         RODNEY,PATRICIA      26200
           508411         MCNIFF          JOSEPH,MAUREEN       25500
           510955         NAYLOR          RICHARD,MARGARE      53500

           511342     DAVIS/PEROFSKY       SCOTT/HOWARD        21000
           511902        MIDDLETON             PAULA           13600
           514480      CHARLESWORTH        KEITH,MONIKA        35900
           515789         LENHART             KATHRYN          22500
           521628     PINKHASIK,KUSK      NAUM,YEKATERIN       41700
           522116          PAYNE           DANIEL,GAYLE        70000
           525556          OLSON               LAURA           31000
           527186         RAYMAN           MARK,NATALIE        43900
           503504          MOORE           ROBERT/JENNY        10600
           484661         DELLOSA            RENE,BIE          30000
           490152          MEYER              GREGORY          43100
           497282          NUNER          DARRELL,GLORIA       32000
           498433        MATHISON          ROGER,REBECCA       10000
           498496     SLINGLUFF/ANDER     DAVID,CHRISTINE      25000
           499304         SIPOVAC         SLOBODAN,SHANNO      26000
           499628     HUBBLE/LA MONTA       ANN,STOREY         48000
           499648         ALLPORT             ANNE E           19200
           499995          LIBBY          PARKER,MARGARET      36000
           502962        YOST/ROSS        GEOFFREY/KATHRY      32600
           505815         AUSTIN          GREGORY,BARBARA      24500
           505843          JONES           DONALD,PAULA        22400
           510237         VUKOVIC               MIO            37500
           513102          CLARK               JACK            37500
           513327         WOZNIAK             JOANNA           48000
           513667        PAPULIAS           KEITH,WENDY        89100
           514617         WILSON             IAN,LUISA         20500
           514666        LIEPSHUTZ             JANE            36000
           515463         WALTERS          LARRY,FRANCES       35000
           515733         SALAMON         JOSEPH,VICTORIA      44000
           515831        RODRIGUES            GABRIEL          24300
           515881       CHENG/BROWN         SUSAN/SCOTT        42100
           516498         JOHNSON             CAROLE           18000
           516546        SEYKOSKI              JOHN            50000
           518423          LUPPI          JAMES,JACQUELIN      46000
           518569          GRAY             KEVIN,ELLEN        30500
           518894          HONG              SUNG,WON          50000
           518996        CAVANAGH          ELIZABETH,JOE       50000
           519133          KARP             MICHAEL E.         25500
           520330          BEBER           MICHAEL,TERI        25000
           521405          MAPPS            ROY,BEVERLY        50000
           521515         KAISER               ALAN            50000
           521650        HARDWICK          WILLIAM,DONNA       25000
           521774          MIALI           THOMAS,NAOMI        29900
           524780      RIESENBERGER        JAMES,HEATHER       45700
           524911     GRIFFITH/MYERS        BRIAN/DEANA        24200
           525030        HALSTEAD          STEWART,SUSAN       23400

           525083        MAHAJANI         SUJAT,MAITREYE       35100
           525375        CIVIELLO          CINDY,MICHAEL       21000
           525493       REGAN/DAVIS        JOHN/BARBARA        47600
           530932     LONG/STEVENSON       GREGORY,STACY       29000
           531202          ROSE                 RAY            32200
           531226         UMANSKY          SAMUIL,GALINA       36900
           531513         KACIRK               KAREN           10000
           510189         KOEHLER          EUGENE,ESTHER       31500

           517700         URMSON               BRUCE           25000
           521495        SAMI/WATI         NARAYAN/PADMA       25000
           527268          STITT           RANDALL,SALLY       43000
           454936        WAGENMAN           CHAD,CASSIE        20000
           469351         BURDGE           CLETIS,TERESA       22000
           480690        ERICKSON              GALE            37500
           482027          BAUER           THOMAS,ANITA        28000
           484692        QUINONES            SAM,SONIA         50000
           484741          YOUNG            RICH,KELLY         47000
           485205        WELLSANDT         GERALD,RHONDA       16200
           487424         VAZQUEZ           JOSE,LUCILA        18000
           487492        SULLIVAN              JANET           37900
           489315         CORBETT              DIANA           33500
           489847          BUUS               SHARON           38600
           491262        EILERTSEN        SOREN,ELIZABETH      42700
           491331         YU/CHU             WING,YIM          38700
           491343          MOORE           KELLY,SHIRLEY       42000
           491388          REEFE              THOMAS           21700
           491800        SULLIVAN          ROBERT,LINDA        28000
           491839         KRAMER              EDWARD           26000
           492202      BROWN/MILDICE       DOUGLAS,LORNA       45000
           492269          SWAN                GLEN            45000
           492313         HOLMES           RICHARD,KAREN       40000
           493465          CRAIG            RODNEY,LORI        39400
           493516          DOWD           RONALD,ROSEMARY      46800
           493662          DOWD             LARRY,LAURA        33000
           493747         ROBLES              RICHARD          35500
           494115         LAWSON               LANCE           30000
           494146        STEELMAN           BLAIR,VICIE        43800
           494160        WEYGANDT          THOMAS,KAREN        24700
           494222          BOYLE              TIM E            20800
           494255          LOEN            LLOYD,ROBBIN        15600
           494814         DICKENS         JOSEPH,KRISTIN       35500
           496785         SWOPES            BRET,LINDA         46300
           496975         JOHNSEN           TERRY,JANA         22000
           497662        HOSSEINI             MOHSEN           31700
           498537          YOUNG           MARY BORCHERT       43000
           498548        CAMAGONG         VIRGIL,ESTRELLT      21300

           498579           ONG               FREDDY           16300
           498683          BARTH               MARY            26900
           498711        TRUNNELL           ERIC,DEBRA         26700
           498868        GENEROSSO          PABLO,ANITA        30000
           498874          LANG           ROBERT,THERESA       50000
           499093         MOLLOY          LAWRENCE,BETTE       43000
           499113          BLAND          WILLIAM,SARITA       50000
           499136          LORD               THOMAS           33000
           499201         KOONCE          MARK,ELISABETH       26900
           499253         CACHERO         THEO,BERNADETTE      25000
           499271           LEE               ESTHER           24000
           499276         SPENCER          CARL,COLLEEN        37000
           499334          PAGE           JONATHAN,ELAINE      24500
           499483          MACK            RONALD,HEIDI        22200
           499495       CRUICKSHANK         JOHN,EDITH         35000
           499561         PASADIS             STEPHEN          40000

           499606         ZITTING         DENNiS,SCHERYL       18000
           499624          POLK               WILLIAM          39800
           499680          BENN            DONALD,JUDITH       22000
           499736         SWARTZ              BRUCE M          50000
           499752          DIBA           MOHAMMAD,HAYDEH      40200
           499793         MURPHY            GARY,LYNNE         33500
           499857          MMEJE          NWAKEGO,MBAERU       36500
           499892       DANGERFIELD          TED,BECKY         16100
           499972       BUTTERFIELD       WILLIAM,MICHELL      25000
           499982         HANEGBI              YOEL            50000
           500002          SINK             JAMES,LISA         42300
           500055         WILSON             WAYNE,JAN         41000
           500153         BRIGHAM             ROBERT           23000
           500355         MATSON              JAMES J          25000
           500413         PENOLA           ANNA,ANTHONY        18500
           500687         STEVENS            TOBY,JULI         15500
           500769         STOUGH           GEORGE,LYNDA        21300
           500871        FINLAYSON        CLINTON,SHARON       30000
           501111          LOBB            DONALD,CAROL        25000
           502453         WALTERS             ROBERT           23000
           504461        DESCHAMPS         MATTHEW,LYNDA       23200
           504942     ALMAGUER-SANCHE     FERNANDO,MACRIS      27100
           505085         AFOEJU          IFEOMA,BERNARD       18000
           505106           YEE             LARRY,SUSAN        50000
           505357        BERZANSKY         STEVEN,STACY        47700
           505441         GOODSON              DIANA           20000
           505452         CATRIZ              ALBERT           50000
           505471         ALFORD            THOMAS,JOAN        17500
           505547           DUH               Yl-SHEN          44200
           505757      KAMM/BOLTJES         SVEN,TAMRA         30500

           505938          HANIS            MATTHEW,LEE        26300
           506049         BURTON            KEVIN,LISA         10500
           506091         LEFFLER          DERECK,DIANE        55400
           506124         FISHER          ROBERT,BARBARA       40000
           506166          PHAM            ADAM,ANGELLA        91000
           506282          EBNER          GERALD,DELORES       42000
           506347         BARRETT           BOBBY,LYDIA        39400
           506363          HANEY               LISA            30000
           506453         KIPERTS         VALDIS,REBECCA       24000
           506476       PALASCIANO          SIMONE,MARY        48400
           506629         ROBERTS          THOMAS,LAURIE       17000
           506827        SULLIVAN            ROCHELLE          11600
           506830        TOMIHIRO            BOB,DONNA         46300
           506952       BOCKSTIEGEL       WESLEY,REBECCA       50000
           507034         GARCIA          GILBERT,VALERIE      30900
           507041         PALMER             GARY,LISA         26500
           507091         CSENDES           ILONA,GABOR         8700
           507099         SOLICK           ROBERT,RANDA        50000
           507139          BOWNE           SHARON,STEVEN       50000
           507146         LEVINE              MARCIA           29200
           507205          SILAS             LA DORTHA         22000
           507217         LAVROFF            NICHOLAS          50000
           507219         HARRIS           STEVE,SUZANNE       50000
           507231         NORRIS              RUSSELL          22000

           508414         TONERY               JAMES           48900
           508463         STREIT           HENRY,CAROLE        25000
           508515          BROWN           NIGEL,MARIAN        32000
           510246          KARO               THELMA           39700
           510744        EDMISTON            THOMAS R          33000
           510784         HAMPTON           JACQUELINE         30000
           510828       APPLEGARTH          NANCY,JOHN         42000
           510829         FREEMAN             EMILY P          17900
           510927         PARSONS             RICHARD          13500
           511088         MENDEZ           YSIDRO,RENEE        50000
           511090      LESSARD/AINES       STEVE,MARTHA        30000
           511130         SNYDER               BERLY           32200
           511410         NAVARRO          EDWARD,CHERI        14100
           511484         VALDES          JOSEPH,ANTOINET      33000
           511487         SANDERS           DAVID,CARLA        50000
           511540         HAMSON           GREG,MAUREEN        50000
           512061         PACKARD          JEFFREY,LAURA       46000
           512077         SHERMAN         ROGER/KATHERINE      43400
           512171         GALOVIC            DANIEL J          17000
           512236     BARTON/ALEXANDE      ANDREW,DEEANN       17000
           512260         GLACKEN          JOHN,MARIANNE       25000
           512432         AHUMADA           RAUL,KAREN         37500

           512832          RUBIN               BETTE           17000
           513343          GROSS              HAROLD           49000
           513522          BRUCE            EDWIN,SUSAN        48000
           514408         BREENE              SHELLEY          50000
           514445           KIM             SUSANNA LEE        45000
           514602     SCHORNACK/SOKAT      GEORGE/JULIA        20000
           514721       KRANTZ/TROY         ERIC/PAULA         36000
           515075          OSEAS            MARK,BONNIE        61500
           515221         GOZINI              ARSALAN         175000
           515406          GOMEZ            JORGE,SUSAN        39200
           515465          EVANS          DAVID,SHARILYN       35000
           515571       HOLDERNESS        PATRICK,KRISTIN      20000
           515629          SINGH          KULBIR,NARINDER      42000
           516010         ENOMOTO          JIRO,DOROTHY        42500
           516407        SHARSMITT         RICHARD,LAURA       48000
           517948     ELLIOTT/MOYETT       ERIKA/FABIAN        19000
           517950        SCHAUDIES        GAYLORD,SHIRLY       39000
           520390         DENTON               MOLLY           36800
           520432         CRONIN               KEVIN           34700
           520745         LINEHAN         MICHAEL,PHYLLIS      50000
           522151        PHILLIPS          DOYLE,JEANNE        24000
           531438         RITTER              G,JILL           47400
           531834         PETERS          JAMES,MICHELLE       30000
           490148         COTTIER           DARRYL,TINA        33000
           491358         WICKES              ROBERT           35000
           494025        LAWRENCE          FRANK,MARLENE       92000
           498608         KLANDER         BOBBY,MARGARET       25000
           499433         SKINNER          DAVID,BRENDA       100000
           499806        SHEPPERD           JAMES,ANN M        75000
           500957          BAKER          MICHAEL,SHARON       55000
           501046        HERNRIED          JOHN,SUZANNE        82000
           502936         PIPKIN            JERRY,NINA         43000

           502955        MCCLOSKEY            EUGENE           40200
           503034          HOKE                LOIS            32400
           503208          GOMEZ          WILLIAM,PATRICI      45000
           503214         JUAREZ          ROBERT,FRANCES       39000
           503326         WHEELER          DENNIS,BONNIE       44900
           506202         WALKER            PATRICK,LEA        46800
           506599         MURRAY           DARRELL,LINDA       80000
           506885        WILLIAMS         THOMAS,CAROLYN       27500
           506910          EMERY              DEREK D          50000
           507112          WILD           CLAUDIA,TIMOTHY      20000
           507562          MOSS              RAY,DANA          37700
           508566         PANASIK             MICHAEL          22000
           508599          MEADE           STEPHEN,JOAN        26800
           508676         MILLER          RONALD,MELINDA       25000
           508697         HOLMES             LOUISE D.         28000

           509968         KNOWLES            JENNIFER          60300
           511080         ARTHUN               DAVID           10100
           511132        GUITERREZ             JUAN            10000
           511133        DENSMORE         CHRISTOPHER,KAR      18000
           511590        CAMPBELL           JAMES,JANET        13500
           512370         BEESON          RICHARD,CHERYL       35000
           512842          DIEHL              WILLIAM          48600
           512973        WIECHERT          ROBERT,SHERRI       30000
           512985          DIXON           DONALD,DEBRA        25000
           513009          JAZO           GUADALUPE,MARY       14100
           513105         FISCHER           DON,BRENDA         16400
           513180          SHAW             JAMES,TONI         29000
           513362         BISHOP            JASPER,ETNA        35000
           513648       WALTER/KRUG         RON/KELLIE         50000
           513949       HOVEY/BRAUN        JOSPEH/BRAUN        43100
           513969        GALLAGHER          PAUL,HEIDI         30000
           514068          OLSON             GREG,KARI         38400
           514778           FOX           DAVID,ISABELLE       45000
           514823         MANSEN           JOSEPH,JULIE        37000
           514963         SHERMAN            KIM,CINDY         50000
           515034         FARRELL         CURTIS,CATHRINE      44000
           515043        ELLINGSON             BEN,M           50000
           515404        HENDERSON        TIMOTHY,ALVERTA      30000
           515461     CLARK/DILL/KAMM      JAMES,WILLIAM       22000
           515514         BETHUNE          ALBERT,SANDRA       37000
           515756         JOHNSON         FREDERICK,AVERY      62000
           515758        MCGOVERN           MARK,KELLY         37000
           515824          SINGH           CHARAN,ANITA        29000
           515872       AHMED/AHMED        WASEEM/NADEEM       37100
           515968          CHAN             IVAN,MARTHA        50000
           516322          MOODY           JEROLS,JILLS        35000
           516620         BETTER             ELIZABETH         26000
           516650          PENA           DIOGENES,LEANNE      10000
           516801          GRAY           DONALD,MAUREEN       25000
           516864         HERSHEY              DIANA           25000
           516876         BREMSON         FRANCIS,CHERYL       39500
           517405      BARRAGAN-TONN          HILDA M          30400
           517516          MOORE              TONYA R.         35000
           517565         WILLETT            ANITA C.          15000

           518176          POGUE            ROBERT,JUNE        27800
           518221        WILLIAMS           MARC,LYNNE         34000
           518266        MACMASTER             JOHN            29700
           518278         WYCOFF               RICK            26500
           518428     HUTTON,PHILLIPS      JAMES,FRANCES       47500
           518520         WARREN          GEORGE,KIMBERLY      29000
           518523          TRACY              CAROLYN          23600

           518570       MANFREDONIA          RICHARD C         39900
           518742     CUCKLER/BETTENC     RUSSELL/MARLENE      40000
           518760          PARK             MYUNG,JUNG         33400
           518779       TEAHAN/SIRI        KEVIN,LYNIE/D       38000
           518943         ORDUNA           JOSEPH,DIANA        45000
           518950         MILLER          MICHAEL,BERNIE       40000
           519038          HSIAO          KENYON,FEI-TSO       50000
           519254         JAMASBI           BABAK,ANNE        144000
           519938        WHITAKER         WILLIAM,TERESIT      50000
           520019     ROBERTSON/ROBER       JAMES/JAMES        21800
           520027          CLARK              WESLEY           30000
           520257         BLYZKA              MICHAEL          33700
           520642        WHITAKER              JOAN            50000
           520646         HAMPTON             GREGORY          25000
           521044         PENROD            JOHN/WENDY         22050
           521465         HOLTON            MYCOL,SUSAN        32400
           521491        TYCHOLIZ             RONALD           31000
           521598         RIVERA          ROGER,ELIZABETH      31000
           521630          CROWE            KEVIN,GIGI         32000
           521638     KELSON/MCNEVIN      KRISTINE/MICHAE      50000
           521752          SHIN             CHANG,CINDY        25600
           521776         MASSEY             BRAD,GINA         40000
           521814        PHILLIPS             ROY,JAN          50000
           521822      CHRISTIANSEN       BRIAN,CHRISTINE      29300
           521883          FLOYD           KELLY,BARBARA       46000
           522080        BLACKBURN        WILLIAM,BOBBIE       49000
           522122        FAMATIGAN         ZENIR,LEILANI       31000
           522135        RIDGEWAY         REGINALD,SUSAN       28600
           522173          CREGO           DAVID,DIANNA        50000
           522174         LALANI               ASIF            32700
           523403         MILLER               LINDY           31100
           523944         LISTUG            KURT,JENNY        213700
           523954         JOHNSON           PETER,MARIE        65000
           523970         VALDEZ              ANTONIO          23300
           523973         EDWARDS         GREGORY,KATHRYN      16000
           523985         MCQUEEN           BRUCE,SONJA        30000
           524095         MULHERN              KEVIN           20000
           524106         EDMUNDS          ROBERT,PAMELA       39000
           524337         BULLOCK         THOMAS,ANNEMARI      58500
           524374         LUTHER           MICHAEL,JULIE       40500
           524427          SCOTT             DAVID I.          40000
           524540          MOORE           DONALD,ALICE        25000
           524564       VILLARREAL             LYNN            27000
           524653      READ/DEIBOLD       CHRISTOPHER,KAR      46400
           524747        SCOZZARI          ANTHONY,LYNN        44000
           524919     TUCKER,GASKILL       NORMAN/MARCIA       35600
           524929          GAVIN             THADDEUS          20000

           525078          SALM                LENDA           15000
           525088         MORGAN               WORTH           19700
           525136        CORNELIUS            CYNTHIA          41900
           525188        SITHIVONG        RATTANA,PHANOM       25000
           525376        ROCKWELL           SCOTT,HOPE         15000
           525642         ROGERS           VERN,MELISSA        45000
           525648          SMITH            GLENN,DONNA        38000
           525649         SAMPSON              RANDY           24800
           525655        KLINGLER             WILLIAM          40000
           526146          WHITE           CHRISTINE C.        28900
           526911         BIANCHI             EDWARD           21700
           527238          JAIME           IGNACIO,SUSAN       21700
           527313          EVANS          MICHAEL,CONNIE       13600
           527502        PACIOREK           MIKE,STACI         74300
           528922         HARDER            DAN,ANNETTE        37200
           529088         FRASIER         MITCHELL,TAMIE       24000
           529220        SMOTHERS          SHAWN,SHANNON       10000
           529263          WELLS            JAMES,SUSAN        31000
           530908         JOYNER             DEAN,BOBI         42000
           531004         NELSON              STEWART          23300
           531008         SBRAGIA            GERALDINE         25600
           531103        CHAN/WONG        ALEXANDER,SHEL       46700
           531108       LINNENKOHL            LISA A           33600
           531337          DIAZ           JAVIER,YOLANDA       50000
           531391          SCOTT           STEPHEN,NANCY       39000
           531847         BEADLES          ROBERT,ROBIN        34200
           531935        PETERSON         JEFFREY,KATHERI      35000
           533188        TWITCHELL          CRAIG,JANET        50000
           533279         KALAND             GARY,DANA         28000
           533917         BECKER               KEVIN           20000
           535915           FOX            STEPHEN,LAURA       75000
           537938          MORA               ELEAZAR          50000
           531523          LONEY              CHERYL           33500
           484892        SWEETLAND          ROGER,DONNA        20000
           485241         BUTLER             AUDREY A          49000
           489674         CORWIN           RICHARD/ROBYN       42000
           490089        STRIPLIN              RUBY            21200
           491366        VILDERMAN          YULY,ALBINA       100000
           491908        CAVANAUGH            DEBBIE           46000
           492300        CRANFORD          KEVIN,BEVERLY       34900
           493599         PAHLKE           CAROL,PHILIP        94000
           494107         WESTING            JOHN,ANNA         46200
           494280         FLIEDER         WILLIAM,DEIRDRE      64000
           494299          JONES             THOMAS E.         35000
           496520        HERMANNS           KARL,DEBRA        100000
           497227         WHALEY          RICHARD,BARBAR       45000
           498515         GAHMAN          TIMOTHY,SHARON       44000
           498965         HEBERT               JAMES           60000
           499427         MANSURE          JUZER,RASHIDA       45000
           499463         FRANSIS           ADEL,ALICE         81900
           499539        RAWLINSON            DEBORAH         100000
           499570           KIM           KITAE,MICHELLE       22800
           499583        WEDEMEYER        WILLIAM,JEANNE       74000
           499739        BAJAMUNDI           PATRICIA         100000

           499767        ANG                 YONG YONG         52000
           499894       BATCHELDER           CHRISTIAN         71000
           499966         CARTER                TOM            35000
           499977        PERRAULT           ALAN,MARTHA        14500
           499993          NAVE            THOMAS,JANICE       35000
           500148         MOLINAR             DANIEL           40000
           500155           LIU            COREY,TEODORA       47400
           500183         NEWTON          GEORGE,MARILYN      100000
           500192          HEARN          CAROLE,RICHARD      100000
           500263          LUCKY            BRYAN,MARY         82000
           500298         TONKIN            JOHN,ROBIN         20600
           500386          SHAW            JOHN,BEVERLY        75000
           500848        SALZBERG           HARVEY,JUDY        71000
           502235        LECKINGER         ROBERT,KELLY        48300
           502443          JONES               CRAIG           40600
           502510         CABILDO         EMMANUEL,DELIA       60000
           503814     MIRANDA/ARRIAGA       JESUS,ROSA         38200
           503863          SELBY              BARBARA          50000
           505208          QIAN               LIN-ER           97000
           505231         NIEMAS               JUNE            20200
           505298          CHHAY            CHHENG,MUY         68000
           505564         JENSEN           DANIEL,SHERYL      100000
           505972          DALY             BROOK,JEAN         75800
           505994          HALBO           HERMIZ,BUSHRA       84800
           506182          JONES              TOMMIE           38900
           506434         HOWELL              STANLEY          57000
           506690        DANTCHEV         CYRIL,ELISABETH      63900
           506731         WARREN             JOSH,ANN          56500
           506779          PABON          ROBERT,KATHLEEN      52900
           506917         SAWYER           RUSSELL,LILLY      100000
           507089        PULPANECK        FREDERICK,PHYLL      54500
           507204         GIFFORD          ROBERT,ELLEN       100000
           507208         BOGGIO             KIRSTEN S         30000
           510640        MARSHALL           ANDREW,LYNN       100000
           510786        MITCHELL             JOHN S           41500
           510788         GORMAN           DANIEL,DONNA       100000
           510883         GILMORE             LOUIS B          42000
           511089          PEREA            SAMUEL,ANA         61200
           511109          GOHIL          BHARAT,BHARGAVI      52500
           511514        STEGMAIER         JAMES,CAROLYN       45000
           512046        MITSUNAGA            DARRELL          98900
           512104         HARTIG            DALE,DORIS         33100
           512776         PATHAK              TEJOMAY          44200
           515413           KIM           KUN HEE,TAI IM       61300
           515554        HINOJOSA          JAIME,SOPHIA        30000
           515572           LOU            RICHARD,CAROL       92600
           516452          HANKS           LOUIS,CYNTHIA       14000

           518466     SAFOREK/CENTANN     TERRY,CHRISTINE      39000
           518515         TAYLOR          DONALD,DELEESE      113000
           521408         DAWSON           EDWARD,MARCIA      325000
           521462        BROWNLEE          JAMES,LESLIE       100000
           521678         HANCOCK         STEVEN,STEPHANI      48000
           523476         ZHU/XIA           STEVE/LUCY         60000
           525131        DENNISON         RONALD,DEBORAH      100000

           527640         MARQUIS          DONALD,MARGO        75000
           531153         PICKMAN         GREGORY,MONICA       31500
           531436        BURKHART             ROBERT           27100
           531441         BENHAM          COURTNEY,JENNIF      98900
           489594        LEVERING           GARY,JOANNE        25000
           492201          SAVEY           MARK,MARILEE        34000
           499804         ZEHNDER              JOHN            19000
           500128       BURNSWORTH         DOUGLAS,DEBRA       31400
           502093         LUCERO            FRED,EVELYN        53700
           502951       COJOCNEANU            BOGDAN           28400
           502960      SINHA/KISHORE      SUNIL/VINEETA        26000
           503047        BROUSSARD            RUSSELL           9800
           503109          SMITH               MABLE           25000
           503238      O'BRIEN/ARENA      BRADLEY/NICOLE       51000
           503271          FARAH           RANDALL,NANCI       28500
           505505         BORING           BRUCE,PAMELA        87700
           506242          DUDA                JAMES           31500
           506714        TRADONSKY         STEVEN,SHARON      106000
           507246          SMITH              BONNEY           10000
           508338         ROGERS           KIM,CHRISTINA       36000
           508598        STRATFORD        VAUGHN,MARILYN       59000
           508653      FINKLE/PRYST        THOMAS,PRYST        92900
           508741          SAND               DOROTHY          40000
           508797        O'DONNELL         EDWARD,DONNA        56400
           510330     HICKS/PENNYWELL    MICHAEL/ELIZABE       21000
           510391         SINATRA         CHRISTIAN,LISA       31000
           510938         FOWLER          STEPHEN,KIMBERL      96000
           511195         WEIDNER           MARK,SHEILA        51000
           512554         TURNER           TERRY,JANICE        93500
           513032          KRAFT           RONALD,JANENE       90000
           513055         HAMANN          GLENN,CHRISTINE      25400
           513058           BEE               NORMAN           50000
           513178          SUNG                 JIM            64500
           513181        AMUNDSON          RAYMOND,KRIS        54000
           513183        PEARIGEN            PAUL,KIM          68000
           513223     DOBBINS/ERICKSE      DONALD/TERRI        30100
           513365         BAGLEY               WORTH           88000
           513725        AUGUSTINE           MARY ANN          45000
           513756         KLEMES          JEFFREY,SARINA      120000
           513814        WONG/SAXE          NOEL/JOANNE       100000

           514121          SMITH          MATTHEW,SUZANNE     100000
           514553          WULFF               MARK            37500
           514659     HERRINGTON,BROO     THOMAS,COLETTE      100000
           514742         EGERER             MICHELLE          33600
           514792     JACOBSEN/PACHEO     TIMOTHY/REUBEN       85000
           514873           LEE             LITER,BETTY        50000
           514922          YOUNG          ALEXANDER,KAREN     100000
           515035         MURPHY          PATRICK,CAROLYN      37500
           515057          ROUSE           THOMAS,CHERI        83000
           515145        SPOTNITZ              FRANK          161200
           515162     ZIMMERMAN/ZIMME       DANIEL/DEAN        26500
           515555        ROBINSON              DONNA           42000
           515607       CHOW/LOUIE         RICHARD,ALICE      100000
           515659        LA PLANTE          BRIAN,BAMBI        97000

           515787         SCHMIDT         JEFFREY,KATHLEE      66200
           515864          MAGEE           JOHN,REBECCA        75000
           515898         PALSTRA          DONALD,LORNA       100000
           516018          SHADY          WILLIAM,CASSAND      76250
           516029         GARROSS            ROBERT G          59200
           516321          MAZZA           THOMAS,GLADYS       76700
           516484          BROWN           MARTIN/SALLY        45100
           516691          SMITH           MARTIN,JULIE        34000
           516749          ODEN           RICHARD,PATRICA      28400
           517111         HOLCOMB          GREGORY,KELLY       52900
           517400          PRYOR          LARRY,KATHLEEN       19000
           517408          WITT             JAMES,JOAN         60700
           517467          MAZUR             DENNIS J.         51500
           517575         JENSEN              RICHARD          90500
           517867         NELMARK             CHARLES          82250
           518227         PETRIE               DUANE           33300
           518526         TIPPETT         PHILLIP,JENNIFE      75000
           518530        CALDWELL         PATRICK,JOHANA       68000
           518646          BURNS               MARK            45300
           518737         NEWMAN          JAMES,KIMBERLY      100000
           518990           DYE            JAMES,SOUSSAN       84000
           519920         MARTIN               NANCY           32500
           519975         BOOTHE              GREGORY          75000
           520069     DOBROWOLSKY/ISA       HARRY/JOHN        100000
           520250          FORTE          STEPHEN,CAMILLA      64000
           520439         ROJALES           VIGGO,ELLEN        17900
           520538         LEMONS           DONALD,PEGGY        54000
           520696          ROZEN          GORDON,VIRGINIA      45000
           521026         JAHNKE           ROBERT,JUDITH       84500
           521417          PHAN              THIEU,ANH         60000
           521494          FIELD              ROBERT           60000
           521502       WONG/JIANG          GORDON,LILY        98000

           521509          UKENA              CAROLYN          51000
           521682          POLE             SVEN,CHERYL        75000
           521847         CASELLA         WILLIAM,JUDITH       88400
           521897         ACEVEDO              MARIO           30000
           521932         ELLIOTT          BRIAN,RHONDA        70000
           521976        NJOKU-OBI         JOSEPH,LEONA        80000
           521985        ROSSITER              JOHN            28000
           522118         BICKEL             DAN,CAROL         72000
           522150        VIDOVCICH           ROY,TINA          21000
           522161        BUMGARNER            KATHRYN          68000
           523519         BITANGA          EDGARDO,MARIE       95400
           523949          LUNA           WENCESLAO,FORTU      42500
           524034         MCCART          ROBERT,KIMBERLY      70500
           524292          POTTS               JAMES           80800
           524518          WHITE          LAWRENCE,DONNA       73000
           524519       DANNEMILLER       THOMAS,TRISTEN      100000
           524585        ROSEMUND           VULEE,DIANE        60000
           524754        ALEXANDER             CAROL           60000
           525029          WHITE             NICHOLAS         100000
           525085         SALIBI               ELIAS           60000
           525494         FIELDS           BRADLEY,ROBIN       42900
           525555        SCHREIBER         RONALD,JOANN        68000

           525597       LOUDERBACK         THOMAS,KELLEE       27000
           525601          REED             MARK,CLAIRE       115000
           527129          OSTER           VINCENT,MARIA      100000
           527612        CHANG/LEE            KEH/MEI          90000
           527901        PETERSEN         PATRICK,PAMELA       30000
           528975          LEYBA           LARRY,JOANNE        61000
           529169       MIGLIOZZI           RALPH,SUSAN        98600
           529192         HOSMAN            STUART,LISA        88000
           530997         MORGAN               COLIN           48000
           531109          HIGGS           SAMUEL,KATHY        50000
           531122         RADOVAN         ARMANDO,ELVIRA       59000
           531493         CAPIAUX         RAYMOND,ARLENE       32700
           537905     LINDSAY/SHEBELL      KENNETH,LISA        63000
           506638          ROBAK              DONALD           16200
           470198         CARROLL            SANDRA K.         15000
           484680         NARDIL              JOSEPH           24000
           487364         RAGLAN          CHARLES,BLANCHE      15000
           489058          ILLIA           RICHARD,LORI        10000
           489371          KEHR            WALTER,MENDI        20500
           489548          OXMAN          THOMAS,PATRICIA      30000
           490161        MARSHALL             LYN C.           25950
           493227         LOZANO              JOHN M.          12950
           493377          BIRD                FRED            21700
           493477         MILLER          VINCENTE,MARIA       16600
           493578       WINTERFELD         DELBERT,JUNE        10000

           494000          ESTEP             BRENT D.          21500
           494119         THOMAS            LARRY,EMMA         20000
           494154       GREENSLADE           MICHAEL S         50000
           496451       NEAL/DYRESON      SANDRA,KENNETH       21700
           497294          ARGER           ANTHONY,BETTY       10900
           497324        ANDERSON           GARY,PAULA         21900
           497913          ERTL               JANICE           12300
           498253          FEDOR            GEORGE,MARY        12800
           498803         VASQUEZ         ADALBERTO,BLANC      15800
           498982       FRIEDERICH        ROBERT,ROSEMARY      13800
           499020        CALLENDER            BINNIE           15900
           499258          IBSEN            DAVID,MISTY        22000
           500040        PABALINAS           NOE,MARIA         26500
           500451         STRONG           DAVID,CHERYLE       10000
           500453         STRONG           DAVID,CHERYLE       10000
           500950      CUMMINGS,SELF        DAVID,JANET        16400
           500972      INTORF/DUNCAN       PHILIP/CARMEN       52000
           501414         KEYSER          KENNETH,BRIDGET      43400
           502113         BRISTOW             VIVIAN           28700
           502123     VALLES/GODINEZ         RAY/PEDRO         25000
           502188         DANSON           RICHARD,RANDI       30700
           503769        ARCHULETA        LARRY,LORRAINE       13300
           504064        CONNELLY             CARL E           22400
           504162       HASELBUSCH        BEVERLY/HAROLD       29000
           504216          PRICE          RUSSELL HAYDEN       22600
           505005        WILLHITE            CLIFFORD          20000
           505281          MAYO            DARRYL,KAREN        10000
           506346         CATELLO             JOSEPH           19000
           506458         MANDERY              JERI            20000

           506494          VENA            PETER,JOCELYN       25000
           506749         DOLEMAN             THOMAS           24000
           507152         BEETON             LEZLEE K          41800
           507153         BEETON              LEZLEE           40900
           508981        GUERRERO        RAFAEL &  MAXINE      22800
           509842        SPURGEON              LEONA           22000
           510245          LEDIN             JIM,LYNDA         27000
           510555       BIEDERMANN          LEO,SANDRA         22500
           510633          CRUZ           EDGARDO,EVELYN       16000
           511959         STEVENS          PATRICK,TAMMY       13000
           512393         HIGBIE          BENJAMIN,MARILY      27000
           516553        SCHEPMAN         ROBERT,PATTIANN      36000
           489544      KRONER/OSTROM        KEVIN/LISA         24200
           489554        ZIMMERMAN         WILLIAM,ANGIE       37900
           490740         MARTIN           WILLIAM/DEANA       22100
           491192         ROBERTS         TIMOTHY,SUZETTE      80000
           492301          BODOW            DONALD,SUE         66100

           492379         STEWART         CHRISTOPHER/KAR      69000
           495173       VERFAILLIE         TARCIS,GRACE        64000
           495176         SABATH               BARRY           49000
           498474         HEALEY           KENNETH,MARY        44800
           498831         BARENO               FRANK           15000
           499493         LEVINE               DIANE           33000
           499639     YOUSEFFI/YOUSEF     MOHAMMAD/MASOOD      75000
           499869       KUMAR/RANI         ALTURI,ALTURI       64000
           500266         AMIRIAN              LILY           100000
           500580         ELMORE            DALE,KAREN         30800
           501688          CADE           CHESTER,VALERIE      42200
           501801           LEE                PAUL            31800
           502129         WEAVER               HARRY           33400
           502189        PAVLOVITS        IVAN,GABRIELLA       50000
           502440         COLOMA          ANTONIO,NENITA       20000
           502672        BEARDALL          TIM,CHRISTINE       40000
           503717        WEISBERG            MITCHELL          73500
           505138       KAENI,MIRZA       HASSAN,FERESHTE      59200
           505314        JACOBSON             MATTHEW         125000
           506056         LENKEY           PETER,JANELLE       33400
           506149         ADZIMA          BARBARA,JEFFREY      34500
           506525          HIKEL              EUGENE          100000
           506959         PERSON           GREER,CECILIA      129500
           506975           HUQ             TAREQ,ORLA         35000
           507113         TAYLOR               PETER           29000
           507176          WEST            CAREY,VIVIAN        46000
           508441        KITCHENS          DENNIS,LINDA        47000
           509826          SOSA            GUS,CRISTINE        22800
           510730     MCGOWAN/COLBURN       MARK/SUSAN         33700
           510738         POMILIA         FRANK,KATHLEEN       28000
           510789         HODAPP           STEVEN,DARIA       123700
           511190           TAM                 LAI            30000
           511194         BURRUSS         ROBERT,BARBARA       24000
           512462         LAWSON            MARC,SUSAN         66000
           512488          HOBBY           EDWARD,JUDIE        48700
           514472          LOWE             DON,CAROLYN       300000
           518577          LORD              GARY,TAMI        125000

           519064          WOLF           ANTHONY,PATRICI      31500
           520602        PASSMORE              DAVID           32000
           520810         BENSON            JAMES,NERA         50000
           521401        WILKERSON          STEVE,LISA         34000
           521455         COATES              THOMAS          500000
           521821         LEONARD         MICHAEL,MARSHA      100000
           521988          BROWN          DENNIS,SUZANNE      116800
           524291           LEE            DONALD,AMELIA       50000
           525426          JABBS              CINTHEA          12200

           494284      RECH/LARIDON        TROY/ALLISON        49900
           494307         DAVIES              FRANCES          15000
           503913          SILAS              ANTHONY          21600
           510160        POPOVICH             GREGORY          21000
           511559         TIZANI              BASSEL           29000
           511616         GRANEY              GLORIA           14000
           512379        HEADRICK           FRANK,DIANA        30000
           512649         KRUGLOV            MARGARET          14000
           513106         PACKARD         MICHAEL,JERRILY      36700
           513256         HEISER            JAMES,VANDA        22000
           513291         SNIDER          NORMAN,KIMBERLY      36000
           513641        SAN JUAN         FREDESWINDO,ERL      19500
           514528      WEEDON/BRYANT      DANIEL/ROMMELL       21000
           514928         MEADERS            TIM,LAURA         32800
           515816          BRILL          MARTIN,CATHERIN      29000
           516028          ANIFF             TUAN,GNEI         32200
           517025       FERCH/BROWN        DAVID,PAMELA        35400
           517194        MIKKELSEN             JERRY           25200
           518478         FLORES           RONALD,LAURIE       25000
           518567        MCCORMICK        LAWRENCE,BETSY       33000
           519143         JEDINAK          DAVID,KATINA        18700
           519383         MCNALLY         FRANCIS,BARBARA      15300
           520337         DENTON               MOLLY           14500
           520434        WILLIAMS         PATRICK,SHIRLEY      13600
           520965        SCHWINOF         NANETTE/MICHAEL      21000
           520985          BROWN              RONNIE           35000
           521217         MILLER          RICHARD,DEBORAH      19200
           521224       DE LA ROSA            MERLENA          16200
           521233         OSBURN            WYATT,KAREN        18600
           521478         JOHNSON            ROY,ANNIE         43000
           521521        ETTINGER             MATTHEW          16500
           522075         PERNELL              JUDY            16400
           523957          REYES          ARNULFO,YOLANDA      12000
           524081        OLLIVERAS            RAYMOND          20600
           524379         MORGAN             DENIS,PIA         19200
           524469        ROBINSON         MURRAY,PATRICIA      11000
           524479         BURNHAM             STEVEN           13000
           525652        MCMILLEN          MICHAEL,LAURA       33300
           526275         PAKDEL          HESAMEDDIN,STEP      24400
           527043         PREEDGE             DARRYL           50000
           527593        DHALIWAL          GURDIP,BALJIT       30000
           527628          MAYO            DARRYL,KAREN        11600
           527951         CHAPMAN           HENRY,CARY         14000
           530909         STEVENS            R,SHARYN          32000
           532426          WEDEL               SCOTT           37200

           533201          YOUNG            GALE,DONNA         39500

           459460          AYERS               BRETT            5000
           493667        FAESSLER             PATRICK          34500
           498580        AGUINALDO        FELIPE,PERLITA       36700
           500154         ROGERS           WILLIAM,LAURA       97000
           502242        RAPPAPORT          DANIEL,ANNA        65000
           503307     MALDONADO/DAVIS       CAROL/WALLY        59000
           504530          PRICE            ROYCE,KATHY        95000
           505887         PENNER              GEORGE           73000
           506784         HILBERT         ROBERT,KATHLEEN      52400
           507053        KRANEFUSS          KEN,DEBORAH        95000
           507137         MESSINA             MICHAEL          17300
           508565         POWELL            DEREK,BRITT        10000
           511022     CHUZHOY/DENKER        ALEX,SHERYL        45000
           512870         SMILEY            DAVID.NANCY        29200
           513135        CLEMENTS          CHARLES,ROBIN       35700
           514632        DAVIDSON              RANA            19800
           515000          BIRCH             CHRISTINE         72200
           515022          MCNAB          MALCOLM,ILDIKO      150000
           515056         O'BRIEN          PATRICK,LINDA      183750
           515839         MCBANE               KATHY           14200
           517669        HATFIELD             KENNETH          61900
           517901          SMITH            DAVID,LINDA        74900
           518516          SHAW             LARS,DEBORA        89800
           518559         PENTICO         WADSWORTH,BARBA      32000
           518786          ROUSE           HARRY,LORENE        52500
           518946          KUNTZ              WILLIAM          90000
           518953      HERBERT/DAVIS       MARK/JENNIFER       16000
           518985          SCHOO           PETER,MARLENE       69500
           520406     MiCHAELS/RICHTE       BETTY/ANDY         50000
           520754         MCBRIDE          MICHAEL,LINDA       73000
           521782          LOJO             PAUL,MARIAN        35000
           524305        THURSTON          WILLIAM,NORAH       46200
           524413          GOMEZ            JUAN,BLANCA        82300
           524425          AVILA           EMMA,ANTONIO        11900
           524645         SILADY            FRED,SHARON        63600
           524694          NIXON          MARION,BARBARA       50000
           524713         AL TAAN              HAKIM           40000
           525289         EDWARDS             L. JEAN         100000
           525433        CAMPBELL           STEVEN,MARY        24000
           525512        LY/HOANG            NHUT/THUY         88500
           526909      GYULNAZARIAN         GRANT,IRINA        24300
           531440         QUEZADA           ALFRED,ANA        200000
           531598        HUCKVALE         DONALD,SHANNON       61000
           533276          BONEY           SHON,HEATHER        56000
           533410        CALDWELL            J.,MARIA          90600
           534003     WHITE/SHARPLESS      JONATHAN/LYNN       26500
           490039        CLEVENGER            THOMAS           12600
           491916          SHAMY               JERI            10100
           494203         MENDOZA            TIRSO A.          50000
           498745          RANT           KAZIMIERZ,MARZE      10100
           498772          SHAMY               JERI            10500
           499398        GIBBS/MAY         ROBERT,JANIS        37800
           500215       PRODROMIDES         HARRY,LINDA        50000

           501082         DESILVA         DAVID,SVETLANA       12500
           501084         DESILVA         DAVID,SVETLANA       12000
           503470        CHAN/CHAN         CHARLES/DAVID       21700
           505861       SANFORD/VEST      GEOFFREY/DONNA       41000
           505926         GILBERT          GREGORY,MARY        25600
           506301         NEGRETE          CARLOS,SANDRA       13300
           506310         BAROUGH           JACK,CELIA         29500
           510598          CHAN               CHARLES          23600
           510661         DUBOIS           CRAIG,SANDRA        28000
           511095        REYNOLDS         JERRY,CONSTANCE      11000
           511234         DE LUCA         JOSEPH,BARBARA       16500
           490379        BASSIGNAN             GARY            17850
           498949         O'BRIEN          CHESTER,NORMA       52200
           499422         SANADA            PAUL,AILEEN        20000
           499569       OCCHIPINTI         JOHN,CYNTHIA        48000
           499817           TOM             RONALD,ANNA       100000
           499936          KEMP             ALAN,DAINA         50000
           500200      HARRIS/HARRIS        IAN/VIRGINIA        25600
           500226     FERNANDES/D'CUN      ROQUE/BOJANE        50000
           500343         STANTON             JOAN E.          45000
           502142       PALAZUELOS            ANNETTE          15800
           502302         PERETZ          CARROLL,MIRIAM       32400
           502602         SIGLIN            LESTER,MARY        30000
           504932        KHURSHEED            WAJEEH           18000
           504989         KAUFMAN           PAUL,SHARI         38500
           505729          LOWY                MARC            22500
           505733     CHEBAN/GOROVETS      MIKHAIL,ASYA        63000
           505875         MOTELL            MARK,DEBBIE        75500
           505914       PAROISSIEN            JEANNE           42000
           507164        SCHLEIGER             GRANT           41500
           507178        ARCHULETA            DAVID J          20000
           509960         KIMBRO              CHRISTY          65600
           510132         SHELLEY            JACQUELYN         24600
           510723       SAINT-PAUL        PHILIPPE,CARLA       34500
           510781         GILMAN            MARTHA,PAUL        10000
           512492        WADLEIGH         JO ANN,KENNETH       55000
           514522         VELONA           CHARLES,MARY        59700
           515934         FISHER           MICHAEL,NANET       39900
           518792      LEE/SULLIVAN       ANTHONY/STEVEN       46900
           524161          BAKER            HARLAN,REA         47900
           525050        PENN/MLOT         MARK/GREGORY        75000
           525595         VEREEKE          JAMES,SHRILEY       65000
           531382       EVANS/EVANS       CHERYL/CHARLETO      37000
           489934        CASANOVA         MICHAEL/ANTHONY      10100
           490255        BASSIGNAN           GARY,RUTH         27000
           509796         FINKLE               HUGH            29800
           512648         KRUGLOV            MARGARET          14000

           512808        KIMELMAN             MICHAEL          35300
           513128        MCDONALD             MICHAEL          23400
           513248          SERNA            IRMA,ERNEST        50000
           514880         ALVAREZ             SANTOS           26400
           515069         BENNETT              BRIAN           26200
           515127          OSMAN           DAVE,COLLEEN        27000
           515515         YEOMANS            JEANNINE          78000

           516621          SMITH              REBECCA          12600
           519053         ANDREWS          STEPHYN,DEVA        31900
           520241         CALDERA           JOSE,GLORIA        11000
           520949         PATTON          ROBERT/PATRICIA      50000
           520950         PATTON          ROBERT/PATRICIA      50000
           521210        LATRONICO        GARY,CHRISTINE       32500
           524098          COKOR          STEVEN,VIRGINIA      12800
           495268          RUSH            MICHAEL,JULIE       14000
           504611         ANDROY          ROBERT,JENNIFER     100000
           505855         SOKOLOW              NANCY           35000
           505868        REYNOLDS            FRANCINE         155000
           506189         ZVETINA           JOHN,CATHY         96000
           510916          BANKS           STEPHEN,KEIKO       63500
           512786      HICKEY/KLAMM        WILLIAM,LINDA      250000
           512955       VANDER VEEN         ARVIN,KAREN       100000
           513085         MURPHY            JAMES,RUTH         58000
           514967          DELIO              DAMIEN           50000
           515167         HORWITZ              MARK            92000
           515177     WILLIAMS/O'BRIE     KENNETH,LESLIE      198700
           516671         KENNEDY          DAVID,CYNTHIA       14500
           517534          DARIO            WILLIAM P.         99000
           518241         NEWPORT              KAREN           15800
           518403           HOY            WAYNE,GORANKA       43100
           518825          SMITH          ALLAN,MYLLICENT      27000
           518879         CAMILLO         HANSEL,MARILTN       94000
           518913          DYAS            WILLIE,VIOLA        71200
           519915          MILES           BRETT,MADELON       50000
           520051       CLARKE/OATH       ROBERT/KATHERIN      80000
           520099         BRENNAN              ERICK           39800
           520154         HONNEN                GIA            45000
           520594           LEE             ROBERT,ANNE       129000
           520846         LAWSON           CRAIG,THERESE       70600
           524046          HERR            STEVEN,TAMMY        50000
           525080         CUTLER          RAYMOND,CAROLYN      94000
           525291        MITCHELL             CHARLES          80000
           525664          NASH                GREG            59000
           531905          SOUZA            LARRY,KAREN        17400
           533374         BARRETT         SAXTON,MERRILL       93500
           506498         ROSEMAN             STEVEN           39400
           481397         KRUEGER             CHANEL           21600

           506164          NASON              KRISTIN          36700
           507969        SCHEMBRI               JOE            55400
           512045         COOPER          CHRISTOPHER,PAT      62000
           515457         MONDAY           MARK,THERESA        49200
           518607          SAHA            SUBAL,APARNA       184800
           527214         NISHIDA              TAMMY           40100
           503289          WOOD           RICHARD,LAURIE       75000
           510991         COLEMAN          DENNIS,SALLY        98600
           512299        STOCKWELL        LAWRENCE,ANNET      100300
           519118     IMPERIAL,MAHRON     JOANNE,MATTHEW      190000
           520648        FLANIGAN             JOSEPH           55500
           520822     SASSONE/SENATOR     FRANCIS/PAMELA       39100
           521969        BOGENHOLM            VANESSA          19000
           524008           KAU           RICHARD,BONNIE       90000

           525434         SLEIGHT         RICHARD,SHARON       93700
           498034         WHEELER          DELBERT/ETHEL       18900
           508347        MARTINEZ           JUAN,CARMEN        12000
           521982         MALLADI         SRINIVAS,PADMAJ      50000
           526978         MANAKA              TIMOTHY          34500
                                                             259782577

                                                            EXHIBIT B
                                                            ---------
                          FORM OF OPINION OF COUNSEL
                     WITH RESPECT TO SECTION 3.11 OF THE
                         SALE AND SERVICING AGREEMENT

                  The opinions set forth below may be subject to all the qualifications, assumptions, limitations and exceptions taken or made in the opinions of counsel to the Company delivered on the Closing Date.
Unless otherwise indicated, all capitalized terms used herein shall have the meanings ascribed to them in the Sale and Servicing Agreement dated as of August 1, 1997 among Headlands Mortgage Company (the "Company" and the "Servicer"), Headlands Mortgage Securities Inc. (the "Sponsor") and The
First National Bank of Chicago, as Indenture Trustee. Terms used but not defined herein shall have the meaning given to such terms in the above-referenced Sale and Servicing Agreement.

         1. the Indenture Trustee has a valid perfected first priority security interest with respect to the Sponsor's right, title and interest in and to the HELOCs (including all Subsequent HELOCs and Eligible Substitute HELOCs).

                                                         EXHIBIT C-1
                                                         -----------

                            OFFICER'S CERTIFICATE
                            ---------------------

                REQUEST BY THE SERVICER FOR PERMANENT RELEASE
                         OF HELOCs AND MORTGAGE FILE
                        ------------------------------

TO:      The First National Bank of Chicago,
           as Indenture Trustee
         One North State Street, 9th Floor
         Chicago, Illinois 60602
         Attention: Corporate Trust Office

Gentlemen:

                  In connection with the payment in full of the HELOCs held by you as Indenture Trustee, under the Sale and Servicing Agreement dated as of August 1, 1997 among Headlands Mortgage Company, as Servicer, Headlands Mortgage Securities Inc., as Sponsor, and you, as Indenture Trustee, the undersigned requests the release of the HELOCs and the Mortgage Files for the HELOCs identified in the schedule attached to this Request.

                  The undersigned hereby certifies that any and all payments received on the HELOCs identified in the schedule attached to this Request which are required to be deposited in the Collection Account pursuant to Section 3.02 of such Sale and Servicing Agreement have been so deposited.




                                                     HEADLANDS MORTGAGE COMPANY,

                                                      as Servicer

                                                     By:--------------------
                                                        Name:---------------
                                                        Title:--------------
                                                        Date:---------------

ACKNOWLEDGED BY:

THE FIRST NATIONAL BANK OF CHICAGO,
  as Indenture Trustee

By:-------------------------------
   Name:--------------------------
   Title:-------------------------
   Date:--------------------------

                                    C-1-1

                                                          EXHIBIT C-2
                                                          -----------

                            OFFICER'S CERTIFICATE
                            ---------------------

                REQUEST BY THE SERVICER FOR TEMPORARY RELEASE
                         OF HELOCs AND MORTGAGE FILES

                        -------------------------------

TO:      The First National Bank of Chicago,
           as Indenture Trustee
         One North State Street, 9th Floor
         Chicago, Illinois 60602
         Attention: Corporate Trust Office

Gentlemen:

                  In connection with the administration of the HELOCs held by you as Indenture Trustee, under the Sale and Servicing Agreement dated as of August 1, 1997 among Headlands Mortgage Company, as Servicer, Headlands Mortgage Securities Inc., as Sponsor, and you, as Indenture Trustee, the undersigned requests the temporary release of the HELOCs and the related Mortgage Files for the HELOCs identified in the schedule attached to this Request.

                                                     HEADLANDS MORTGAGE COMPANY,
                                                      as Servicer

                                                     By:--------------------
                                                        Name:---------------
                                                        Title:--------------
                                                        Date:---------------

ACKNOWLEDGED BY:

THE FIRST NATIONAL BANK OF CHICAGO,
  as Indenture Trustee

By:----------------------------------
   Name:-----------------------------
   Title:----------------------------
   Date:-----------------------------

                                    C-2-1

                                                              EXHIBIT D
                                                              ----------

                        FORM OF CREDIT LINE AGREEMENT



                                     D-1